UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10027

STATE FARM MUTUAL FUND TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza

Bloomington, IL 61710-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord	Alan Goldberg
One State Farm Plaza	K&L Gates LLP
Bloomington, Illinois 61710-0001	70 West Madison St., Suite 3100
Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-4930

Date of fiscal year end: 12/31/2012

Date of reporting period: 12/31/2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

December 31, 2012

State Farm Mutual Fund Trust

ANNUAL REPORT

Class A Shares

Class B Shares

Legacy Class A Shares

Legacy Class B Shares

Institutional Shares

Class R-1, R-2 and R-3 Shares

State Farm Equity Fund

State Farm Small/Mid Cap Equity Fund

State Farm International Equity Fund

State Farm S&P 500 Index Fund

State Farm Small Cap Index Fund

State Farm International Index Fund

State Farm Equity and Bond Fund

State Farm Bond Fund

State Farm Tax Advantaged Bond Fund

State Farm Money Market Fund

State Farm LifePath® Retirement Fund

State Farm LifePath 2020® Fund

State Farm LifePath 2030® Fund

State Farm LifePath 2040® Fund

State Farm LifePath 2050® Fund

To enroll in electronic delivery of mutual funds documents, go to **statefarm.com**®, log into your account, scroll down to *State Farm Mutual Funds*, and then click on *Go Paperless*.

Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown in this report. Obtain total returns for the Funds current to the most recent month-end at statefarm.com® under the Mutual Funds tab or by calling our Mutual Funds Response Center at 1.800.447.4930.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-4930) for a prospectus or summary prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov.”

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.” The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

The Funds may send one copy of each annual report, semi-annual report, prospectus, and proxy statement to an address shared by more than one shareholder, a practice commonly referred to as householding delivery of these documents. If the Fund documents you receive are being householded but you would like to receive individual copies of these documents, contact us to request individual delivery by writing to State Farm Investment Management Corp., P.O. Box 219548, Kansas City, Missouri 64121-9548 or by calling us at 1-800-447-4930. We will begin sending individual copies within 30 days after we receive notice that you have revoked your consent.

State Farm LifePath Funds are target-date portfolios that provide a diversified exposure to equities, fixed income, and/or cash for those investors who have a specific date in mind (in this case years 2020, 2030, 2040, or 2050) for retirement or another goal. The target date is the approximate date when investors plan to start withdrawing assets. The investment objectives of each LifePath Fund are adjusted over time to become more conservative as the target date approaches. The principal value of the LifePath Fund(s) is not guaranteed at any time, including at the target date.

Service is only a phone call away

Contact your local Registered State Farm Agent or call our Mutual Funds Department toll free,at 1-800-447-4930. Fund prices are available to you 24 hours a day, 7 days a week.

Mutual Funds Response Center Representatives are available 8 a.m.–6 p.m. Central Time Monday through Friday (except holidays)

1-800-447-4930

Visit our website www.statefarm.com®

Message to Shareholders of State Farm Mutual Fund Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended December 31, 2012 for the State Farm Mutual Fund Trust (“the Trust”). We encourage your review and consideration of this entire report.

Market Review

During 2012, the financial markets experienced significant challenges and price volatility. Nonetheless, the major U.S. and international equity markets and U.S. fixed income markets generated positive total returns.

During this time period, the market environment was influenced by many positive factors in the U.S., including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed securities a month in an effort to stimulate the economy (a policy known as “quantitative easing”).

However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Major Market Indices	1-year Total Return as of 12/31/2012
S&P 500 Index	16.00%
Russell MidCap Index	17.28%
Russell 2000 Index	16.35%
MSCI EAFE Free Index	17.32%
MSCI All Country World Index ex-U.S. Index	16.83%
MSCI Emerging Markets Index	18.22%
Barclays U.S. Aggregate Bond Index	4.22%
Barclays Municipal Bond Index	6.78%

For the year ended December 31, 2012, large cap stocks (as represented by the S&P 500® Index1) posted total returns of 16.00%, while mid-cap stocks (as represented by the Russell Midcap® Index2) and small cap stocks (as represented by the Russell 2000® Index3) posted total returns of 17.28% and 16.35%, respectively.

International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, posted positive total returns of 17.32% and 16.83%, respectively, for the year in U.S. dollar terms. Within the MSCI EAFE Free Index, developed European markets like Belgium and Denmark were among the strongest performing markets, rising 39.55% and 31.27%,

[1]

Source: Standard & Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: Bloomberg. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[3]

Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Shareholders of State Farm Mutual Fund Trust (continued)

respectively, in U.S. dollar terms. Meanwhile, the United Kingdom – the largest country weighting in the MSCI EAFE Free Index at 22.9%, increased 15.25% in U.S. dollar terms. Stock market performance in emerging market countries was also positive during the period with the MSCI Emerging Markets Index posting a total return of 18.22% in U.S. dollar terms4.

Within the bond markets, U.S. Treasuries gained ground during the 12-month period ended December 31, 2012. The yield on 10-year U.S. Treasuries declined from 1.89% on January 1, 2012, to 1.78% on December 31, 2012. Short-term yields remained low, with 3-month U.S. Treasury yields increasing from 0.02% on January 1, 2012, to 0.05% on December 31, 20125. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries. Among major fixed income indices, the Barclays U.S. Aggregate Bond Index provided a total return of 4.22% for the year ended December 31, 2012, while the Barclays Municipal Bond Index posted a total return of 6.78% for the same time period6.

While changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk.

We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix7. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,
Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

[4]

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2012, the MSCI ACWI ex-U.S. Index consisted of 44 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S., including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[5]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[6]

The Barclays U.S. Aggregate Bond Index and Barclays Municipal Bond Index returns provided by Barclays Inc. The Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. The Barclays Municipal Bond Index is representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[7]	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

State Farm Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/ barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

The 12-month total return for the S&P 500 Index was 16.00% for the period ended December 31, 2012. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 3%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 10%, and a dividend return of approximately 2.5%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 15.26%, which underperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 17.51%1.

[1]

The Russell 1000® Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000® Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm Equity Fund had a total return of 16.14% (without sales charges) compared to a 16.00% total return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	10.13%	-2.72%	-1.71%
Class B	10.35%	-2.76%	-1.66%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	12.70%	-2.30%	3.15%
Legacy Class B	12.62%	-2.49%	3.07%
Institutional	16.28%	-1.44%	3.79%
Class R-1	15.61%	-2.01%	1.15%*
Class R-2	15.82%	-1.83%	1.35%*
Class R-3	16.42%	-1.51%	1.67%*

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2012, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 17.99% and 16.89%, respectively, compared to a 16.00% return for the S&P 500 Index over the same time period.

There were 134 equity holdings in the Fund totaling approximately $307.9 million in assets at end of the reporting period compared to 133 holdings and approximately $259.6 million in assets one year earlier.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.77% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Apple Inc.	Information Technology	3.4%
Sherwin-Williams Co., The	Materials	2.1%
Ross Stores Inc.	Consumer Discretionary	0.8%
Marathon Petroleum Corp.	Energy	1.3%
Comcast Corp.	Consumer Discretionary	1.3%

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Tempur-Pedic International Inc.	Consumer Discretionary	0.4%
Kirby Corp.*	Industrials	sold
Herbalife Ltd.	Consumer Staples	0.4%
Cliffs Natural Resources Inc.	Materials	0.5%
Chipotle Mexican Grill Inc.	Consumer Discretionary	0.7%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, all posted double-digit gains during the period with the exception of Google Inc., International Business Machines Corp. and Western Digital Corp., which each posted single-digit gains, and tw telecom inc., which posted a gain of less than 1% during the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Apple Inc.	Information Technology	3.4%
Regeneron Pharmaceuticals Inc.	Health Care	2.3%
Sherwin-Williams Co., The	Materials	2.1%
Amgen Inc.	Health Care	2.1%
tw telecom inc.	Telecommunication Services	1.9%
MasterCard Inc.	Information Technology	1.8%
International Business Machines Corp.	Information Technology	1.6%
Western Digital Corp.	Information Technology	1.6%
Google Inc.	Information Technology	1.6%
Alliance Data Systems Corp.	Information Technology	1.5%

Westwood Management Corp. (49.23% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings, with Bank of America Corp. posting a triple-digit gain and the remaining four holdings each posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2012
Bank of America Corp.	Financials	2.3%
Comcast Corp.	Consumer Discretionary	2.0%
General Motors Co.	Consumer Discretionary	2.5%
JPMorgan Chase & Co.	Financials	2.0%
Covidien PLC	Health Care	2.1%

Among the largest detractors to Westwood’s performance during the year were the following five holdings, with Consol Energy Inc. posting a single-digit loss and the remaining four holdings each posting double-digit losses during the period.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2012
Consol Energy Inc.*	Energy	sold
Occidental Petroleum Corp.	Energy	2.8%
Walgreen Co.*	Consumer Staples	sold
Intel Corp.	Information Technology	1.9%
Dell Inc.*	Information Technology	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Westwood’s portion of the Fund, all posted gains during the period with the exception of Occidental Petroleum Corp, which posted a double-digit loss. Among the nine holdings that posted gains, Bank of America Corp. posted a triple-digit gain while Microsoft Corp. posted a single-digit gain and Cisco Systems Inc. posted a gain of less than 1%. The remaining six holdings posted double-digit gains during the period.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2012
Cisco Systems Inc.	Information Technology	3.0%
Microsoft Corp.	Information Technology	3.0%
Johnson & Johnson	Health Care	2.9%
Occidental Petroleum Corp.	Energy	2.8%
General Motors Co.	Consumer Discretionary	2.5%
Wells Fargo & Co.	Financials	2.4%
Bank of America Corp.	Financials	2.3%
Aflac Inc.	Financials	2.2%
Time Warner Inc.	Consumer Discretionary	2.1%
Honeywell International Inc.	Industrials	2.1%

Financial highlights for this Fund can be found on pages 196-197.

State Farm Small/Mid Cap Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier primarily invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced a $40 billion a month, open-ended, bond purchasing program of agency mortgage-backed securities in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/ barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

For the year ended December 31, 2012, the Index posted a total return of 17.88%. Growth stocks, as represented by the Russell 2500® Growth Index, produced a total return of 16.13%, which underperformed value stocks, as represented by the Russell 2500® Value Index, which experienced a total return of 19.21%1.

[1]

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

Legacy Class A shares of the State Farm Small/Mid Cap Equity Fund had a total return of 16.76% (without sales charges) for the 1-year period ended December 31, 2012, compared to a 17.88% total return of the Russell 2500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	10.89%	-1.62%	1.58%
Class B	10.84%	-1.64%	1.70%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	13.30%	-1.19%	6.45%
Legacy Class B	13.21%	-1.40%	6.36%
Institutional	16.98%	-0.35%	7.10%
Class R-1	16.34%	-0.92%	4.66%*
Class R-2	16.53%	-0.72%	4.87%*
Class R-3	16.89%	-0.42%	5.20%*

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2012, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 21.63% and 15.07%, respectively, compared to a 17.88% return for the Index over the same time period.

There were 223 equity and registered investment company holdings in the Fund totaling approximately $193.7 million in assets at the end of the reporting period compared to 215 holdings and approximately $162.6 million in assets one year earlier.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.91% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with American Vanguard Corp., Hovnanian Enterprises Inc., and Cost Plus Inc. each posting triple-digit gains and Dillard’s Inc. and Conn’s Inc. each posting double-digit gains during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
American Vanguard Corp.	Materials	2.0%
Cost Plus Inc. *	Consumer Discretionary	sold
Hovnanian Enterprises Inc.	Consumer Discretionary	2.2%
Dillard’s Inc.	Consumer Discretionary	0.8%
Conn’s Inc.	Consumer Discretionary	1.6%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with each posting double-digit losses before being sold from Bridgeway’s portion of the Fund during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Arkansas Best Corp.*	Industrials	sold
Dycom Industrials Inc.*	Industrials	sold
Quality Distribution Inc.*	Industrials	sold
Multi-Color Corp.*	Industrials	sold
Doral Financial Corp.*	Financials	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, all posted double-digit gains during the period with the exception of Hovnanian Enterprises Inc. and American Vanguard Corp. which each posted triple-digit gains during the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Hovnanian Enterprises Inc.	Consumer Discretionary	2.2%
American Vanguard Corp.	Materials	2.0%
Conn’s Inc.	Consumer Discretionary	1.6%
M/I Homes Inc.	Consumer Discretionary	1.5%
Sinclair Broadcast Group Inc.	Consumer Discretionary	1.4%
Western Refining Inc.	Energy	1.3%
Ryland Group Inc., The	Consumer Discretionary	1.3%
GenCorp Inc.	Industrials	1.3%
US Airways Group Inc.	Industrials	1.2%
Penske Automotive Group Inc.	Consumer Discretionary	1.2%

Rainier Investment Management, Inc. (49.09% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance during the year as well as a recap of the top ten holdings within Rainier’s portion of the Fund.

Among the largest contributors to Rainier’s performance during the year were the following five holdings, with each posting double-digit gains during the period with the exception of United Rentals Inc. which posted a single-digit gain.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2012
SBA Communications Corp.	Telecommunication Services	1.5%
lululemon athletica inc.*	Consumer Discretionary	sold
United Rentals Inc.	Industrials	2.7%
FleetCor Technologies Inc.	Information Technology	1.2%
Catamaran Corp.	Health Care	0.5%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the largest detractors to Rainier’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2012
Superior Energy Services Inc.*	Energy	sold
Joy Global Inc.*	Industrials	sold
VeriFone Systems Inc.*	Information Technology	sold
MGM Resorts International*	Consumer Discretionary	sold
Shire PLC ADR	Health Care	0.7%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Rainier’s portion of the Fund, all posted double-digit gains during the period with the exception of Noble Energy Inc., Ocwen Financial Corp. and United Rentals Inc. which posted a double-digit loss, a single-digit loss and a single-digit gain, respectively, during the year.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 12/31/2012
United Rentals Inc.	Industrials	2.7%
Cameron International Corp.	Energy	2.1%
SBA Communications Corp.	Telecommunication Services	1.5%
Ocwen Financial Corp.	Financials	1.5%
Raymond James Financial Inc.	Financials	1.5%
Intuit Inc.	Information Technology	1.5%
Trimble Navigation Ltd.	Information Technology	1.5%
B/E Aerospace Inc.	Industrials	1.4%
Ecolab Inc.	Materials	1.4%
Noble Energy Inc.	Energy	1.3%

Financial highlights for this Fund can be found on pages 198-199.

State Farm International Equity Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, Inc. (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2012, the Fund had 10.16% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 16.83% for the reporting period, outperforming U.S. equity markets. Despite several challenging factors, including a sovereign debt crisis in parts of Europe and slowing economic growth in China, Brazil, and India, an improvement in equity valuations helped to push the returns of overseas markets above the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/ barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

From an individual country perspective, developed European markets like Belgium and Denmark were among the strongest performing markets, increasing 39.55% and 31.27%, respectively, in U.S. dollar terms. Meanwhile, Israel was the only developed market in the Index to experience a loss for the year, declining –4.68% in U.S. dollar terms. Stock market performance in emerging market countries was stronger than the major developed markets during the period with the MSCI Emerging Markets Index posting a total return of 18.22% in U.S. dollar terms. Emerging market countries such as India, China, and Brazil, improved 25.97%, 22.75%, and 0.05%, respectively, in U.S. dollar terms during the period.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 13 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2012, Legacy Class A shares of the State Farm International Equity Fund had a total return of 18.68% (without sales charges) compared to a 16.83% total return for the MSCI ACWI ex-U.S. Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	12.61%	-4.85%	-1.24%
Class B	12.74%	-4.85%	-1.12%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2012, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	15.10%	-4.44%	6.20%
Legacy Class B	15.09%	-4.62%	6.12%
Institutional	18.97%	-3.60%	6.88%
Class R-1	18.28%	-4.16%	3.93	%*
Class R-2	18.34%	-3.98%	4.14	%*
Class R-3	18.85%	-3.69%	4.44	%*

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2012, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2012, Marsico and Northern Cross each individually generated double-digit total returns, with Northern Cross’ portion of the Fund outperforming Marsico’s portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (50.35% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year as well as a recap of the top ten holdings within Marsico’s portion of the Fund.

Among the largest contributors to Marsico’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Performance of Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2012
LyondellBasell Industries NV Class A	Materials	2.9%
Anheuser-Busch InBev NV	Consumer Staples	2.4%
Samsung Electronics Co. Ltd.	Information Technology	2.6%
Bayerische Motoren Werke (BMW) AG	Consumer Discretionary	2.4%
Industria de Diseno Textil SA*	Consumer Discretionary	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the largest detractors to Marsico’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Performance of Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2012
China Unicom (Hong Kong) Ltd.	Telecommunication Services	1.3%
Rakuten Inc.	Consumer Discretionary	1.9%
Canon Inc.	Information Technology	1.6%
Weir Group PLC*	Industrials	sold
Arcos Dorados Holdings Inc. Class A*	Consumer Discretionary	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Marsico’s portion of the Fund, all posted double-digit gains during the period except Baidu Inc. Sponsored ADR, which posted a double-digit decline, and Check Point Software Technologies Ltd., which posted a single-digit decline during the year.

Performance of Top 10 Holdings

Security	Sector	% of Marsico’s Total Investment as of 12/31/2012
LyondellBasell Industries NV Class A	Materials	2.9%
Standard Chartered PLC	Financials	2.8%
Baidu Inc. Sponsored ADR	Information Technology	2.7%
Samsung Electronics Co. Ltd.	Information Technology	2.6%
AIA Group Ltd.	Financials	2.5%
Roche Holding AG	Health Care	2.4%
Bayerische Motoren Werke (BMW) AG	Consumer Discretionary	2.4%
Nestle SA Reg.	Consumer Staples	2.4%
British Sky Broadcasting Group PLC	Consumer Discretionary	2.4%
Check Point Software Technologies Ltd	Information Technology	2.4%

Northern Cross, LLC (49.65% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

Among the largest contributors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit gains during the period.

Performance of Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2012
Novo Nordisk A/S Class B	Health Care	3.1%
Anheuser-Busch InBev NV	Consumer Staples	2.6%
SAP AG	Information Technology	2.2%
Compagnie Financiere Richemont SA CI A	Consumer Discretionary	2.0%
Diageo PLC	Consumer Staples	2.6%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, with all posting double-digit losses during the period except Canon Inc., which posted a single-digit loss during the period.

Performance of Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2012
BG Group PLC	Energy	1.5%
Canon Inc.	Information Technology	1.1%
Rio Tinto PLC*	Materials	sold
Genting Berhad	Consumer Discretionary	1.3%
Anglo American PLC	Materials	1.2%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Northern Cross’ portion of the Fund, all posted double-digit gains during the period.

Performance of Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2012
Fanuc Corp.	Industrials	3.2%
Novo Nordisk A/S Class B	Health Care	3.1%
British American Tobacco PLC	Consumer Staples	3.1%
Anheuser-Busch InBev NV	Consumer Staples	2.6%
Atlas Copco AB Class A	Industrials	2.6%
Diageo PLC	Consumer Staples	2.6%
Roche Holding AG	Health Care	2.5%
AXA SA	Financials	2.4%
Nestle SA Reg.	Consumer Staples	2.4%
Linde AG	Materials	2.3%

Financial highlights for this Fund can be found on pages 200-201.

State Farm S&P 500 Index Fund Management’s Discussion of Fund Performance (unaudited).

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm S&P 500 Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

Until May 12, 2012, the S&P 500 Index Fund invested all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio. That series, called the S&P 500 Stock Master Portfolio, held substantially all of the stocks that make up the S&P 500 Index. BlackRock Fund Advisors (BlackRock) was the investment adviser to the S&P 500 Stock Master Portfolio. Effective May 12, 2012, the S&P 500 Index Fund began investing directly in the securities that make up the S&P 500 Index, and BlackRock serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/ barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The 12-month total return for the S&P 500 Index was 16.00% for the period ended December 31, 2012. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 3%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 10%, and a dividend return of approximately 2.5%.

[1]

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm S&P 500 Index Fund had a total return of 15.13% without sales charges compared to a 16.00% total return for the S&P 500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	9.24%	-0.10%	2.00%
Class B	9.37%	-0.17%	2.09%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	11.71%	0.33%	5.96%
Legacy Class B	11.63%	0.12%	5.89%
Institutional	15.37%	1.20%	6.64%
Class R-1	14.77%	0.61%	3.96	%*
Class R-2	14.98%	0.82%	4.16	%*
Class R-3	15.32%	1.13%	4.49	%*

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2012, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 16.00%. Nine of the Index’s sectors posted gains for the year while just one of the Index’s sectors posted a loss for the year.

Index Sector Performance

Sector	Index Weighting as of 12/31/2012	2012 Gain/Loss
Information Technology	19.0%	13%
Financials	15.6%	26%
Health Care	12.0%	15%
Consumer Discretionary	11.5%	22%
Energy	11.0%	2%
Consumer Staples	10.6%	8%
Industrials	10.1%	12%
Materials	3.6%	12%
Utilities	3.4%	-3%
Telecommunication Services	3.1%	13%

The Fund’s top ten holdings largely had a positive year, with 4 holdings (Apple Inc., General Electric Co., Johnson & Johnson and AT&T Inc.) posting double-digit gains, 1 holding (Microsoft Corp.) posting a gain of less than 1%, and the remaining 5 holdings posting single-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2012
Apple Inc.	Information Technology	3.9%
Exxon Mobil Corp.	Energy	3.0%
General Electric Co.	Industrials	1.7%
Chevron Corp.	Energy	1.6%
International Business Machines Corp.	Information Technology	1.6%
Microsoft Corp.	Information Technology	1.6%
Johnson & Johnson	Health Care	1.5%
AT&T Inc.	Telecommunication Services	1.5%
Google Inc.	Information Technology	1.5%
Procter & Gamble Co., The	Consumer Staples	1.4%

Financial highlights for this Fund can be found on pages 202-203.

State Farm Small Cap Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small Cap Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000®Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

The State Farm Small Cap Index Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes were positive during 2012 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of 16.35%. Similarly, large capitalization stocks, as represented by the Russell 1000® Index2, had a total return of 16.42% for the year.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/ barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The State Farm Small Cap Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

[2]

The Russell 1000® Index is a market-capitalization weighted index that tracks the largest 1000 companies in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Sector and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm Small Cap Index Fund had a total return of 15.26% without sales charges compared to a 16.35% total return for the Russell 2000 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	9.44%	1.53%	1.30%
Class B	9.48%	1.50%	1.36%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	10 YEAR or Lifeof Class (if shorter)*
Legacy Class A	11.78%	1.95%	8.27%
Legacy Class B	11.72%	1.79%	8.18%
Institutional	15.60%	2.86%	8.96%
Class R-1	14.88%	2.27%	4.92	%*
Class R-2	15.09%	2.45%	5.12	%*
Class R-3	15.44%	2.79%	5.45	%*

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Russell 2000® Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000® Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2012, before fees and expenses that are not found within the Index.

Within the Index, nine of the ten industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2012	2012 Gain/Loss
Financials	22.57%	22%
Information Technology	16.60%	10%
Industrials	15.70%	18%
Consumer Discretionary	14.12%	24%
Health Care	12.09%	17%
Energy	6.05%	-3%
Materials	5.29%	24%
Consumer Staples	3.51%	11%
Utilities	3.36%	5%
Telecommunication Services	0.71%	16%

The Fund’s top ten holdings had a positive year, with 2 holdings (Ocwen Financial Corp. and Pharmacyclics Inc.) posting triple-digit gains and the remaining 8 holdings posting double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2012
Ocwen Financial Corp.	Financials	0.3%
Genesee & Wyoming Inc.	Industrials	0.3%
Two Harbors Investment Corp.	Financials	0.3%
Pharmacyclics Inc.	Health Care	0.3%
Starwood Property Trust Inc.	Financials	0.3%
CommVault Systems Inc.	Information Technology	0.3%
Alaska Air Group Inc.	Industrials	0.3%
Dril-Quip Inc.	Energy	0.2%
WEX Inc.	Information Technology	0.2%
Warnaco Group Inc., The	Consumer Discretionary	0.2%

The annual reconstitution of holdings within the Russell indices occurred on June 22, 2012. For the Index, the one-time 2012 reconstitution resulted in 220 companies being added to the Index while 163 companies were removed from the Index, a turnover of 11.50%.

Financial highlights for this Fund can be found on pages 204-205.

State Farm International Index Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm International Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, Israel, New Zealand, Hong Kong, Japan and Singapore.

The Fund is sub-advised by Northern Trust Investments, N.A. (“Northern Trust”). State Farm Investment Management Corp. monitors the investment performance of Northern Trust in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of 17.32% for the reporting period, outperforming U.S. equity markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/ barrel by the end of December 2012, a decline of -7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

From an individual country perspective, developed European markets like Belgium and Denmark were among the strongest performing markets, gaining 39.6% and 31.3%, respectively, in U.S. dollar terms. Meanwhile, markets like Spain and Portugal were among the weakest performing markets during the year, gaining 3.0% and 3.5%, respectively, in U.S. dollar terms. Israel was the overall weakest developed market during the year, declining –4.7% in U.S. dollar terms.

[1]

The EAFE Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the “Trust”). The State Farm International Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 11 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm International Index Fund had a total return of 17.43% without sales charges compared to a 17.32% total return for the MSCI EAFE Free Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	11.58%	-5.28%	-1.35%
Class B	11.74%	-5.34%	-1.30%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	13.95%	-4.93%	6.92%
Legacy Class B	13.96%	-5.07%	6.86%
Institutional	17.88%	-4.09%	7.60%
Class R-1	17.13%	-4.63%	4.00%*
Class R-2	17.30%	-4.45%	4.19%*
Class R-3	17.81%	-4.15%	4.51%*

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2012, before fees and expenses that are not found within the Index. Within the Index, eight out of ten industry sectors produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2012	2012 Gain/Loss
Financials	24.72%	11%
Industrials	12.58%	8%
Consumer Staples	11.61%	3%
Consumer Discretionary	10.70%	12%
Materials	9.82%	9%
Health Care	9.79%	2%
Energy	7.69%	-1%
Telecommunication Services	4.89%	-5%
Information Technology	4.34%	10%
Utilities	3.86%	2%

Of the top ten countries in the Index, all posted gains in 2012 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2012	2012 Gain
United Kingdom	22.9%	15.3%
Japan	19.6%	8.2%
France	9.5%	21.3%
Switzerland	8.9%	20.4%
Australia	8.8%	22.1%
Germany	8.7%	30.9%
Hong Kong	3.2%	28.3%
Sweden	3.2%	22.0%
Spain	2.9%	3.0%
Netherlands	2.5%	20.6%

Among the Fund’s ten largest holdings as of December 31, 2012, performance was largely positive for the reporting period. Seven of the ten holdings posted positive results, all of which were double-digit gains. Two holdings (Royal Dutch Shell PLC and Vodafone Group PLC) posted negative results and one holding (BP PLC) posted a 0% return for the period.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2012
Nestle SA Reg.	Consumer Staples	1.9%
HSBC Holdings PLC	Financials	1.7%
Novartis AG	Health Care	1.3%
Roche Holding AG	Health Care	1.3%
BP PLC	Energy	1.2%
Toyota Motor Corp.	Consumer Discretionary	1.1%
Royal Dutch Shell PLC	Energy	1.1%
BHP Billiton PLC	Materials	1.1%
Vodafone Group PLC	Telecommunication Services	1.1%
Sanofi	Health Care	1.0%

Financial highlights for this Fund can be found on pages 206-207.

State Farm Equity and Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Equity and Bond Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in shares of the State Farm Equity Fund (the “Equity Fund”) and the State Farm Bond Fund (the “Bond Fund”, and together with the Equity Fund, an “Underlying Fund”). Effort is made to maintain an investment mix of approximately 60% of assets in the Equity Fund and 40% of assets in the Bond Fund. The Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Equity Fund and the Bond Fund in addition to the commentary provided here.

The U.S. market environment was influenced by many positive factors including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/ barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

The 12-month total return for the S&P 500 Index was 16.00% for the period ended December 31, 2012. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 3%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 10%, and a dividend return of approximately 2.5%.

Growth stocks, as represented by the Russell 1000® Growth Index, produced a total return of 15.26%, which underperformed value stocks, as represented by the Russell 1000® Value Index, which experienced a total return of 17.51%.

Within the bond markets, U.S. Treasuries gained ground during the 12-month period ended December 31, 2012. The yield on 10-year U.S. Treasuries declined from 1.89% on January 1, 2012, to 1.78% on December 31, 2012. Short-term yields remained low, with 3-month U.S. Treasury yields increasing from 0.02% on January 1, 2012, to 0.05% on December 31, 2012. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries.

Overall, for the year ended December 31, 2012, corporate bonds generally outperformed securitized credit and U.S. Treasuries in the Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”). For the 1-year period, the total return on corporate bonds in the Aggregate Bond Index was 9.82%, compared to total returns of 3.01% and 1.99%, respectively, on securitized credit and U.S. Treasuries in the Aggregate Bond Index. Among corporate bond sectors within the Aggregate Bond Index, financial institution bonds had a total return of 14.65%, while industrial bonds and utility bonds generated total returns of 7.55% and 7.53%, respectively for the year.

From a maturity perspective, intermediate corporate bonds outperformed both longer-maturity and short-maturity bonds in the Aggregate Bond Index during the year. The total return on 5-7 year corporate bonds in the Aggregate Bond Index was 11.81% compared to a total return of 11.41% and 4.17% on 7-10 year corporate bonds in the Aggregate Bond Index and 1-3 year corporate bonds in the Aggregate Bond Index, respectively. Among U.S. Treasuries within the Aggregate Bond Index, longer-maturity U.S. Treasuries outperformed both intermediate- and short-maturity U.S. Treasuries. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Aggregate Bond Index was 3.36% compared to a total return of 3.11% and 0.43% on 5-7 year U.S. Treasuries in the Aggregate Bond Index and 1-3 year U.S. Treasuries in the Aggregate Bond Index, respectively.

From a credit quality standpoint, lower credit quality bonds in the Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Aggregate Bond Index during the year. Among corporate bonds within the Aggregate Bond Index, Baa-rated securities were the best performing credit quality sector within the Aggregate Bond Index, generating a total return of 11.10% compared to A-rated, Aa-rated, and Aaa-rated securities, which had total returns of 9.55%, 6.25%, and 3.78%, respectively, for the year1.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]	Source: Barclays Live®

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm Equity and Bond Fund had a total return of 11.00% (without sales charges). Because of the nature of the Fund (invests solely in the Institutional share class of two Underlying Funds), a blended benchmark is used for comparison purposes. The benchmark used is a combination of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index (rebalanced on a monthly basis). The total return of the blended benchmark was 11.31% for the 1-year period ended December 31, 2012. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	5.41%	0.69%	1.42%
Class B	5.32%	0.72%	1.56%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.
[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Legacy Class A	7.64%	1.11%	3.99%
Legacy Class B	7.51%	0.94%	3.90%
Institutional	11.23%	1.99%	4.63%
Class R-1	10.78%	1.43%	2.92%*
Class R-2	10.82%	1.60%	3.12%*
Class R-3	11.14%	1.91%	3.43%*

*	Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for the Equity Fund and the Bond Fund for a description of their underlying Indices.
[2]

State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index. Unlike an investment in the Equity and Bond Fund, a theoretical investment in the Indices or Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Equity and Bond Fund invests solely in the Institutional share class of the Underlying Funds – the Equity Fund and the Bond Fund. Generally, the Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2012, Institutional shares of the Equity Fund and the Bond Fund returned 16.28% and 4.03% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Equity Fund is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Equity Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Equity Fund’s portfolio between the sub-advisers. The benchmark for the Equity Fund is the S&P 500 Index.

The Equity Fund seeks long-term growth of capital. In doing so, the Equity Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase. Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Equity Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

During the 1-year period ended December 31, 2012, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 17.99% and 16.89%, respectively, compared to a 16.00% return for the S&P 500 Index over the same time period.

There were 134 equity holdings in the Equity Fund totaling approximately $307.9 million in assets at the end of the reporting period compared to 133 holdings and approximately $259.6 million in assets one year earlier.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (50.77% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Equity Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Bridgeway - Top 5 Contributiors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Apple Inc.	Information Technology	3.4%
Sherwin-Williams Co., The	Materials	2.1%
Ross Stores Inc.	Consumer Discretionary	0.8%
Marathon Petroleum Corp.	Energy	1.3%
Comcast Corp.	Consumer Discretionary	1.3%

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Tempur-Pedic International Inc.	Consumer Discretionary	0.4%
Kirby Corp.*	Industrials	sold
Herbalife Ltd.	Consumer Staples	0.4%
Cliffs Natural Resources Inc.	Materials	0.5%
Chipotle Mexican Grill Inc.	Consumer Discretionary	0.7%

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Equity Fund, all posted double-digit gains during the period with the exception of Google Inc., International Business Machines Corp. and Western Digital Corp., which each posted single-digit gains, and tw telecom inc., which posted a gain of less than 1% during the year.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2012
Apple Inc.	Information Technology	3.4%
Regeneron Pharmaceuticals Inc.	Health Care	2.3%
Sherwin-Williams Co., The	Materials	2.1%
Amgen Inc.	Health Care	2.1%
tw telecom inc.	Telecommunication Services	1.9%
MasterCard Inc.	Information Technology	1.8%
International Business Machines Corp.	Information Technology	1.6%
Western Digital Corp.	Information Technology	1.6%
Google Inc.	Information Technology	1.6%
Alliance Data Systems Corp.	Information Technology	1.5%

Westwood Management Corp. (49.23% of the Equity Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Equity Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings, with Bank of America Corp. posting a triple-digit gain and the remaining four holdings each posting double-digit gains during the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2012
Bank of America Corp.	Financials	2.3%
Comcast Corp.	Consumer Discretionary	2.0%
General Motors Co.	Consumer Discretionary	2.5%
JPMorgan Chase & Co.	Financials	2.0%
Covidien PLC	Health Care	2.1%

Among the largest detractors to Westwood’s performance during the year were the following five holdings, with Consol Energy Inc. posting a single-digit loss and the remaining four holdings each posting double-digit losses during the period.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investment as of 12/31/2012
Consol Energy Inc.*	Energy	sold
Occidental Petroleum Corp.	Energy	2.8%
Walgreens Co.*	Consumer Staples	sold
Intel Corp.	Information Technology	1.9%
Dell Inc.*	Information Technology	sold

*	Sold prior to 12/31/2012. Price change referenced is from 1/1/2012 to date sold.

Among the top ten largest holdings within Westwood’s portion of the Equity Fund, all posted gains during the period with the exception of Occidental Petroleum Corp, which posted a double-digit loss. Among the nine holdings that posted gains, Bank of America Corp. posted a triple-digit gain while Microsoft Corp. posted a single-digit gain and Cisco Systems Inc. posted a gain of less than 1%. The remaining six holdings posted double-digit gains during the period.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investment as of 12/31/2012
Cisco Systems Inc.	Information Technology	3.0%
Microsoft Corp.	Information Technology	3.0%
Johnson & Johnson	Health Care	2.9%
Occidental Petroleum Corp.	Energy	2.8%
General Motors Co.	Consumer Discretionary	2.5%
Wells Fargo & Co.	Financials	2.4%
Bank of America Corp.	Financials	2.3%
Aflac Inc.	Financials	2.2%
Time Warner Inc.	Consumer Discretionary	2.1%
Honeywell International Inc.	Industrials	2.1%

Fixed Income portion of the Fund (approximately 40% throughout the period)

We manage the Bond Fund in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Bond Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

As an asset class, corporate bonds in the Bond Fund outperformed mortgage-backed securities in the Bond Fund, while mortgage-backed securities outperformed U.S. Treasuries in the Bond Fund. On an absolute return basis, the greatest contribution to Bond Fund’s performance during the year came from the Bond Fund’s allocation to corporate bonds, which posted positive mid-single digit total returns during the year. In addition, the Bond Fund’s allocation to U.S. Treasuries combined with low-single digit returns from U.S. Treasuries in the Bond Fund contributed to the Bond Fund’s positive performance.

When comparing the Bond Fund’s total return to the Aggregate Bond Index, the Bond Fund’s higher weighting to corporate bonds relative to the Aggregate Bond Index and an underweight position in U.S. Treasuries relative to the Aggregate Bond Index helped relative performance versus the Aggregate Bond Index for the 1-year reporting period. In addition, outperformance of U.S. Treasuries in the Bond Fund relative to U.S. Treasuries within the Aggregate Bond Index helped the relative performance of the Bond Fund versus the Aggregate Bond Index for the 1-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 5.33 years at the end of 2012, up from 4.70 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as borrowers seek to refinance their bonds at lower rates.

Financial highlights for this Fund can be found on pages 208-209.

State Farm Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors in the U.S., including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed securities a month in an effort to stimulate the economy (a policy known as “quantitative easing”).

However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Within the bond markets, U.S. Treasuries gained ground during the 12-month period ended December 31, 2012. The yield on 10-year U.S. Treasuries declined from 1.89% on January 1, 2012, to 1.78% on December 31, 2012. Short-term yields remained low, with 3-month U.S. Treasury yields increasing from 0.02% on January 1, 2012, to 0.05% on December 31, 2012. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for U.S. Treasuries.

Overall, for the year ended December 31, 2012, corporate bonds generally outperformed securitized credit and U.S. Treasuries in the Barclays U.S. Aggregate Bond Index (the “Index”). For the 1-year period, the total return on corporate bonds in the Index was 9.82%, compared to total returns of 3.01% and 1.99%, respectively, on securitized credit and U.S. Treasuries in the Index. Among corporate bond sectors within the Index, financial institution bonds had a total return of 14.65%, while industrial bonds and utility bonds generated total returns of 7.55% and 7.53%, respectively for the year.

From a maturity perspective, intermediate corporate bonds outperformed both longer-maturity and short-maturity bonds in the Index during the year. The total return on 5-7 year corporate bonds in the Index was 11.81% compared to a total return of 11.41% and 4.17% on 7-10 year corporate bonds in the Index and 1-3 year corporate bonds in the Index, respectively. Among U.S.

Treasuries within the Index, longer-maturity U.S. Treasuries outperformed both intermediate- and short-maturity U.S. Treasuries. For the 1-year period, the total return on 20+ year U.S. Treasuries in the Index was 3.36% compared to a total return of 3.11% and 0.43% on 5-7 year U.S. Treasuries in the Index and 1-3 year U.S. Treasuries in the Index, respectively.

From a credit quality standpoint, lower credit quality bonds in the Index generally outperformed relative to higher credit quality bonds in the Index during the year. Among corporate bonds within the Index, Baa-rated securities were the best performing credit quality sector within the Index, generating a total return of 11.10% compared to A-rated, Aa-rated, and Aaa-rated securities, which had total returns of 9.55%, 6.25%, and 3.78%, respectively, for the year1.

[1]	Source: Barclays Live®

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the State Farm Bond Fund as of December 31, 2012, along with the security type allocation of the Barclays U.S. Aggregate Bond Index for comparison.

Security Type Allocation: State Farm Bond Fund

compared to the Barclays U.S. Aggregate Bond Index

(unaudited)*

Security Type	State Farm Bond Fund Allocation	Barclays U.S. Aggregate Bond Index Allocation
Corporate Bonds	47.65%	21.51%
U.S. Treasury Obligations	25.17%	36.41%
Agency Mortgage-Backed Securities	11.83%	29.61%
Agency Commercial Mortgage-Backed Securities	7.91%	0.00%
Agency Notes & Bonds	1.10%	4.81%
Other Bonds & Foreign non-Corporate Bonds	0.69%	7.66%
Short-term Investments and Other Assets, Net of Liabilities	5.65%	0.00%

Totals	100.00%	100.00%

*

Illustrated by Type of Security and based on total net assets for the Fund and total securities for the Index as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm Bond Fund had a total return of 3.77% (without sales charges) compared to a total return of 4.22% for the Barclays U.S. Aggregate Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Class A	0.66%	5.25%	5.68%*
Class B	0.36%	5.18%	5.74%*
Legacy Class A	0.66%	5.25%	4.47%
Legacy Class B	0.36%	5.17%	4.39%
Institutional	4.03%	6.19%	5.12%
Class R-1	3.44%	5.57%	4.72%*
Class R-2	3.65%	5.78%	4.91%*
Class R-3	3.96%	6.11%	5.25%*

*	Class A and Class B Shares from 05/01/2006. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A, Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As an asset class, corporate bonds in the Fund outperformed mortgage-backed securities in the Fund, while mortgage-backed securities outperformed U.S. Treasuries in the Fund. On an absolute return basis, the greatest contribution to Fund performance during the year came from the Fund’s allocation to corporate bonds combined with positive mid-single digit total returns from the corporate bonds in the Fund. In addition, the Fund’s allocation to U.S. Treasuries combined with low-single digit returns from U.S. Treasuries in the Fund contributed to the Fund’s positive performance.

When comparing the Fund’s total return to the Index, the Fund’s higher weighting to corporate bonds relative to the Index and an underweight position in U.S. Treasuries relative to the Index helped relative performance versus the Index for the 1-year reporting period. In addition, outperformance of U.S. Treasuries in the Fund relative to U.S. Treasuries within the Index helped the relative performance of the Fund versus the Index for the 1-year reporting period.

The option-adjusted duration of the Fund stood at approximately 5.33 years at the end of 2012, up from 4.70 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as borrowers seek to refinance their bonds at lower rates.

Financial highlights for this Fund can be found on pages 210-211.

State Farm Tax Advantaged Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Tax Advantaged Bond Fund (the “Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax. In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for federal income tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable bond market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success in this asset class. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor new investments in the intermediate range (maturities of 10-17 years). The Fund also seeks to remain invested mainly in assets of high credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the Barclays Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended December 31, 2012, fixed-income markets were impacted by factors including: higher corporate earnings, rising dividends and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). Interest rates were affected by ongoing concerns over the European debt crisis, which helped to lift the demand for U.S. Treasuries.

As illustrated in Table 1 below, the municipal bond yield curve flattened as intermediate- and longer-maturity yields declined more than short-maturity yields over the 1-year period ended December 31, 2012.

Table 1: Municipal Market Data (MMD) Yields (%) – AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
January 1, 2012	0.25%	0.85%	1.83%	3.18%
December 31, 2012	0.21%	0.81%	1.72%	2.43%

Increase (Decrease) in Yield	(0.04%)	(0.04%)	(0.11%)	(0.75%)

[1]

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2013 Lipper, a Thomson Reuters Company. Information provided by Lipper is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Lipper nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. LIPPER EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, annual total returns (as of December 31, 2012) on various components of the Barclays Municipal Bond Index were positive all along the maturity yield curve, with higher returns produced at the longer-end of the curve. The Barclays Municipal Bond Index had a total return of 6.78% for the 1-year period ended December 31, 2012.

Table 2: Barclays Municipal Bond Index – Component Returns by Maturity2

Maturity	Annual Total Return (as of December 31, 2012)
1-Year Municipal Bonds	0.84%
3-Year Municipal Bonds	1.86%
5-Year Municipal Bonds	2.96%
7-Year Municipal Bonds	4.20%
10-Year Municipal Bonds	5.70%
15-Year Municipal Bonds	8.48%
20-Year Municipal Bonds	10.01%
Long-Bond (22+ Year) Municipal Bonds	11.26%

[2]

Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Barclays Municipal Bond Index.

From a total return standpoint, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) within the Barclays Municipal Bond Index over the reporting period as illustrated by those credit quality component returns in Table 3 below:

Table 3: Barclays Municipal Bond Index - Annual Total Returns by Credit Quality Ratings3

Credit Quality	Annual Total Return (as of December 31, 2012)
Aaa Rated Bonds	4.52%
Aa Rated Bonds	6.23%
A Rated Bonds	8.16%
Baa Rated Bonds	9.80%

[3]	Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides annual total returns by credit quality ratings of the Barclays Capital Municipal Bond Index.

As of December 31, 2012, the 2.43% yield on 20-year Aaa-rated municipal bonds trailed the 2.54% yield offered on comparable 20-year taxable U.S. Treasuries by 11 basis points, which is an abnormal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the attractiveness of municipal securities relative to U.S. Treasuries.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Tax Advantaged Bond Fund as of December 31, 2012, along with the maturity allocation of the Barclays Municipal Bond Index for comparison.

Maturity Allocation: State Farm Tax Advantaged Bond Fund

compared to the Barclays Municipal Bond Index (unaudited)*

Maturity Range	State Farm Tax Advantaged Bond Fund Allocation	Barclays Municipal Bond Index Allocation
0-6 Years	12.64%**	24.92%
6-12 Years	39.20%	24.31%
12-22 Years	48.16%	29.35%
22+ Years	0.00%	21.42%

Totals	100.00%	100.00%

*

Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 6.68% allocation to the JPMorgan Tax Free Money Market Fund.

How did the Fund perform during the reporting period?

Legacy Class A shares for the State Farm Tax Advantaged Bond Fund had a total return of 4.98% (without sales charges) for the 1-year period ended December 31, 2012, compared to a 6.78% return for the Barclays Municipal Bond Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	10 YEAR or Life of Class (if shorter)*
Class A	1.83%	5.12%	5.01%*
Class B	1.55%	5.03%	5.06%*
Legacy Class A	1.83%	5.12%	4.45%
Legacy Class B	1.56%	5.01%	4.33%

*	Class A and Class B shares from 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class A and Class B shares performance may be greater than or less than the lines shown for Legacy Class A and Legacy Class B shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Class A and Legacy Class A shares and for Class B and Legacy Class B shares at one year; and 2% for Class B and Legacy Class B shares at five years. Legacy Class B shares performance at ten years does not reflect conversion to Legacy Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund provided a positive total return over the 1-year period. However, as illustrated in Table 2 above, longer-maturity bonds outperformed intermediate maturities which in turn outperformed short maturities over the 1-year period. None of the Fund’s total investments were in bonds having maturities over 22 years as compared to 21.42% for the Barclays Municipal Bond Index, the Fund’s benchmark, as of December 31, 2012. In addition, relative to the benchmark, the Fund had a higher concentration in bonds having maturities between 6-12 years and 12-22 years which underperformed relative to longer-maturity bonds during the year. These factors played a role in the Fund underperforming relative to the Barclays Municipal Bond Index during the reporting period.

We seek to maintain the risk profile of the Fund with respect to volatility (duration), interest rate risk and capital (credit risk). Throughout the reporting period, the Fund’s modified duration increased from 4.82 years as of January 1, 2012 to 5.69 years as of December 31, 2012. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period ended December 31, 2012. Table 4 below provides an illustration of the Fund’s credit quality orientation compared to the Index as of December 31, 2012. Over the reporting period, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aaa and Aa rated bonds) as previously illustrated in Table 3 above.

Table 4: Credit Ratings Comparison (as of December 31, 2012)4

Credit Ratings	State Farm Tax Advantaged Bond Fund Allocation	Barclays Municipal Bond Index Allocation
Aaa/AAA	15.93%	8.51%
Aa/AA	67.01%	50.46%
A	9.65%	30.22%
Baa/BBB or Lower	0.18%	10.18%
NR (Not Rated)	7.23%*	0.63%

Totals	100.00%	100.00%

[4]

Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Indexes as of December 31, 2012. Reflects the lower of Moody’s, Standard and Poor’s, or Fitch issuer specific ratings. The issuer specific ratings do not reflect any bond insurer ratings.

*Includes a 6.68% allocation to the JPMorgan Tax Free Money Market Fund.

The difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark both played a role in the Fund’s relative performance versus the benchmark during the reporting period. As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from income taxes as is consistent with prudent investment management. The Fund has been invested with a heavier weighting towards high-credit quality, intermediate maturity bonds as compared to the benchmark. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio increased over the reporting period from 224 to 337 bonds. Turnover for the reporting period was 2.76%. Investments within the State of Arizona represented the largest single allocation in any state representing 7.53% of total net assets, which is up slightly from 5.65% from the beginning of the reporting period. The largest additions to the portfolio included net acquisitions of bonds in Arizona and New Jersey. Bonds secured by a general obligation pledge accounted for approximately 91% of all new acquisitions with revenue bond purchases representing 9% of the total. The average ratings quality of new bond purchases was approximately Aa/AA. There were no maturities scheduled in 2012 and there were no sales of bonds in the portfolio during the year.

Financial highlights for this Fund can be found on pages 212-213.

State Farm Money Market Fund Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Type of Security and based on total net assets as of December 31, 2012. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on pages 214-215.

State Farm LifePath® Funds Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the State Farm LifePath Funds investment objective and philosophy.

The State Farm LifePath Funds are organized as “feeder funds” in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, invests all its assets in a corresponding LifePath Master Portfolio. References to “the LifePath Funds” are to the feeder funds or the LifePath Master Portfolios, as the context requires, unless otherwise stated. The LifePath Funds, through their investment in the LifePath Master Portfolios, allocate their assets among broad types of asset classes by investing in a combination of equity, fixed income, and money market funds (the “Underlying Funds”) seeking to produce competitive returns consistent with a Fund’s investment objective. BlackRock Fund Advisors (“BlackRock”) is the investment adviser for the LifePath Master Portfolios.

Each LifePath Fund seeks a combination of income and growth of capital consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. A LifePath Fund’s time horizon marks the point when the investors plan to start making net withdrawals. Each LifePath Fund has its own time horizon, which affects the acceptable risk level of the LifePath Fund and, in turn, its asset allocation.

With the exception of the LifePath 2050 Master Portfolio not containing an allocation to the iShares Barclays TIPS Bond Fund during 2012, each LifePath Master Portfolio invested in the same Underlying Funds but in differing proportions, depending upon the time horizon and acceptable risk level of the LifePath Master Portfolio.

One change was made to the Underlying Funds within the LifePath Master Portfolios during 2012. In late-September 2012, exposure to commodities was added to the LifePath Master Portfolios with the addition of the BlackRock Commodity Strategies Fund as an Underlying Fund. Commodities exposure was added to the LifePath Master Portfolios in an effort to improve the diversification and risk-adjusted returns of the portfolios over time. With this addition of the BlackRock Commodity Strategies Underlying Fund, the commodity exposure is benchmarked against the Dow Jones-UBS Commodities Index1 weighting within the LifePath Master Portfolios’ custom benchmark.

Describe the relevant market environment as it related to the State Farm LifePath Funds for the reporting period.

The market environment was influenced by many positive factors in the U.S., including: higher corporate earnings, rising dividends, and generally modest increases in Gross Domestic Product (GDP). Moreover, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25% and in mid-September 2012 announced an open-ended program to purchase $40 billion of agency mortgage-backed bonds a month, in an effort to stimulate the economy (a policy known as “quantitative easing”). However, the market environment was not without its challenges throughout the period. During the year, equity markets were especially volatile due, in part, to ongoing sovereign debt issues in several European countries, including Greece, Spain, and Italy. Additionally, the equity markets were negatively impacted by the political unrest in the Middle East, economic slowdown in China and other emerging markets, and uncertainty regarding U.S. presidential and congressional elections and federal budget issues here in the United States.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $99/barrel and fell to around $92/ barrel by the end of December 2012, a decline of –7% for the 12-month period. Gold prices began the period at around $1,566 per troy ounce and increased to around $1,675/oz. by the end of December 2012, an increase of 7% for the 12-month period.

The 12-month total return for the S&P 500 Index was 16.00% for the period ended December 31, 2012. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 3%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 10%, and a dividend return of approximately 2.5%. Within the S&P 500 Index, the Information Technology sector held the largest weighting of 19.0% and produced a price return of 13% for the reporting period. Nine out of the ten Index’s sectors posted gains for the year. The Financials sector was both the second-largest weighting at 15.6% and produced the highest price return of 26%. The Utilities sector was the ninth-largest weighting at 3.4% and produced the lowest price return of –3%.

iShares, LifePath, and LifePath followed by 2020, 2030, 2040 and 2050 are all registered trademarks of BlackRock Institutional Trust Company, N.A. All other trademarks, service marks or registered trademarks are the property of their respective owners.

[1]

The Dow Jones-UBS Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index currently represents 20 commodities, which are weighted to account for economic significance and market liquidity.

Mid-cap stocks (as represented by the Russell Midcap Index) and small cap stocks (as represented by the Russell 2000 Index) posted total returns of 17.28% and 16.35%, respectively, for the year ended December 31, 2012. Mid- and small-cap stocks outperformed large cap stocks (as represented by the S&P 500 Index) in 2012.

As noted above, international equity markets as represented by the MSCI ACWI ex-U.S. IMI Index, were volatile amid concerns over the fiscal health of a host of European countries, but still produced a positive return of 17.04% for the year, outperforming large-cap U.S. equity markets. The U.S. dollar declined against both the euro and British pound during the period. For the period January 2012 through December 2012, the U.S. dollar decreased by approximately –2% to $1.32/euro. Versus the British pound, the U.S. dollar decreased by approximately –4% during the period to $1.62/£.

Stock market performance in emerging market countries was even stronger during the period with the MSCI Emerging Markets Index posting a total return of 18.22% in U.S. dollar terms.

Within the real estate market, the Cohen & Steers Realty Majors Index2 gained 15.64% despite lingering concerns about the U.S. housing market and the relatively high level of unemployment. Consistent with the international equity markets, foreign real estate investments produced double-digit gains as the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index3 advanced and returned 38.01% for the one-year period ending December 31, 2012.

Within the Treasury bond market, U.S. Treasuries gained ground during the 12-month period ended December 31, 2012 with yields declining across intermediate- and longer- maturities while slightly rising on short-term maturities. Given the uncertainty surrounding the financial markets in Europe during the year, the demand for U.S. Treasuries increased somewhat, which generally contributed to rising prices and falling yields on U.S. Treasuries. The yield on 10-year U.S. Treasuries declined from 1.89% on January 1, 2012, to 1.78% on December 31, 2012. Short-term yields remained low, with 3-month U.S. Treasury yields increasing slightly from 0.02% on January 1, 2012 to 0.05% on December 31, 20124. Intermediate- and longer-maturity U.S. Treasuries outperformed relative to shorter-maturity Treasuries and the inflation-protected U.S. Treasury TIPS market also produced positive total returns. With economic growth in the U.S. modestly improving over the course of the year and lingering concerns about inflation being ignited due, in part, to liquidity and stimulus injected into the markets, the Barclays U.S. TIPS Index gained 6.98% for the year ending December 31, 2012. Cash, as represented by the Citigroup 3-Month Treasury Bill Index5 , returned 0.07% for the reporting period, highlighting the continued low interest rate environment.

Relevant Market Indices	1-year Total Return as of 12/31/2012
U.S. Equity:
S&P 500 Index	16.00%
Russell 1000 Index	16.42%
Russell MidCap Index	17.28%
Russell 2000 Index	16.35%
Non-U.S. Equity:
MSCI ACWI ex-U.S. IMI Index	17.04%
MCSI Emerging Markets Index	18.22%
Fixed Income:
Barclays U.S. Aggregate Bond Index	4.22%
Barclays High-Yield Bond Index	15.81%
Barclays U.S. TIPS Index	6.98%
Citigroup 3-Month Treasury Bill Index	0.07%
Specialty:
Cohen & Steers Realty Majors Index	15.64%
Dow Jones-UBS Commodity Index	-1.06%
FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index	38.01%
FTSE EPRA/NAREIT Developed Real Estate Index	27.73%
It is not possible to invest directly in an index. Past performance does not guarantee future results.

From a credit quality standpoint, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 15.81% return for the Barclays High-Yield Bond Index6 versus the 4.22% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2012.

[2]	The Cohen & Steers Realty Majors Portfolio Index is a modified capitalization weighted total return index of selected United States Equity Real Estate Investment Trusts (REITs).
[3]

The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index is designed to measure the stock performance of companies engaged in specific real estate activities of the real estate markets outside of the United States. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

[4]	Source: Barclays Live®
[5]	The Citigroup 3-Month Treasury Bill Index is an unmanaged index of three-month Treasury bills.
[6]	The Barclays High-Yield Bond Index covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

What factors helped and hindered performance of the LifePath Funds during the reporting period?

The LifePath Funds are invested in a combination of the Underlying Funds. With the exception of the LifePath 2050 Fund not containing an allocation to the iShares Barclays TIPS Bond Fund during 2012, each LifePath Fund invested in the same Underlying Funds but in differing proportions, depending upon the acceptable risk level of the LifePath Fund.

The LifePath Funds with longer time horizons, such as the LifePath 2050 Fund, invested a greater share of their assets in equity oriented Underlying Funds, such as the iShares MSCI EAFE Index Fund and the Active Stock Master Portfolio. The more conservative LifePath Funds, such as the LifePath Retirement Fund, allocated more of their assets to fixed income-oriented investments, such as the CoreAlpha Bond Master Portfolio and the iShares Barclays TIPS Bond Fund. Ultimately the performance of any given LifePath Fund is a reflection of its asset allocation.

During 2012, each LifePath Fund (with the exception of the LifePath 2050 Fund as noted previously) invested a portion of their assets in four different Master Portfolios: the Active Stock Master Portfolio, the Master Small Cap Index Series, the ACWI ex-U.S. Index Master Portfolio and the CoreAlpha Bond Master Portfolio and seven different exchange-traded funds (iShares) managed by BlackRock: the iShares MSCI EAFE Index Fund, the iShares MSCI EAFE Small Cap Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI Canada Index Fund, the iShares Cohen & Steers Realty Majors Index Fund, the iShares FTSE EPRA/ NAREIT Developed Real Estate ex-U.S. Index Fund, and the iShares Barclays TIPS Bond Fund. Also, as mentioned previously, the BlackRock Commodity Strategies Fund was added as an Underlying Fund to the LifePath Master Portfolios effective September 30, 2012.

The returns of the Underlying Funds for the period of time they were included in the LifePath Master Portfolios contributed to the overall returns of the LifePath Funds as shown below.

Underlying Funds	1-Year Return
Active Stock Master Portfolio	15.55%
Master Small Cap Index Series	16.52%
ACWI ex-U.S. Index Master Portfolio	16.78%
CoreAlpha Bond Master Portfolio	4.95%
iShares MSCI EAFE Index Fund	17.22%
iShares MSCI EAFE Small Cap Index Fund	19.85%
iShares MSCI Emerging Markets Index Fund	17.32%
iShares MSCI Canada Index Fund	8.84%
iShares Cohen & Steers Realty Majors Index Fund	15.26%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	37.32%
iShares Barclays TIPS Bond Fund	6.80%

New Underlying Fund	3-Month Return (Oct. 1, 2012-Dec. 31, 2012)
BlackRock Commodity Strategies Fund	-3.31%

The LifePath Funds invested a significant amount of their assets in the Active Stock and CoreAlpha Bond Master Portfolios. Both of these Master Portfolios seek to outperform their respective benchmark indices while maintaining similar risk profiles as those benchmarks.

The Active Stock Master Portfolio underperformed its benchmark, the Russell 1000 Index, by 0.87% (15.55% vs. 16.42%, respectively) for the reporting period. At the end of 2012, the Active Stock Master Portfolio invested in 688 stocks of which 95% were from its benchmark Russell 1000 Index7. The number of holdings increased from 442 at the start of the year (which in turn decreased the average individual security weightings). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index during 2012 by 0.73% (4.95% vs. 4.22%, respectively). As of December 31, 2012, there were 271 issuers and 1,114 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to mortgage backed securities relative to the U.S. Aggregate Bond Index was beneficial. During 2012, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 15.81% return for the Barclays High-Yield Bond Index versus the 4.22% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2012.

[7]

The Russell 1000® Index is an unmanaged market capitalization-weighted index consisting of approximately the largest 1,000 U.S. domiciled companies. The Russell 1000 represents approximately 92% of the U.S. equities market.

State Farm LifePath® Retirement Fund

Provide an illustration of the Fund’s investments.

LifePath Retirement Master Portfolio Composition*

*

Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2012. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath® Retirement Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm LifePath Retirement Fund had a total return without sales charges of 8.29%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 16.00% and the Barclays U.S. Aggregate Bond Index 4.22%.

Because of the multi-asset structure of the LifePath Retirement Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath Retirement Fund’s investments for the upcoming quarter. As of December 31, 2012, the total return of the LifePath Retirement Fund’s blended benchmark was 8.92% for the 1-year period and had the following composition:

Index	LifePath Retirement Fund’s Blended Benchmark Weighting
Barclays U.S. Aggregate Bond Index	52.94%
Russell 1000 Index	20.03%
MSCI ACWI ex-U.S. IMI Index[8]	9.84%
Barclays U.S. TIPS Index[9]	9.06%
Russell 2000 Index	4.23%
Dow Jones-UBS Commodity Index	3.81%
FTSE EPRA/NAREIT Developed Real Estate Index[10]	0.09%

[8]	The MSCI® ACWI ex-U.S. IMI Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
[9]	The Barclays U.S. TIPS Index is an unmanaged index composed of inflation protected securities issued by the U.S. Treasury.
[1][0]

The FTSE EPRA/NAREIT Developed Real Estate Index is designed to measure the stock performance of companies engaged in specific real estate activities of the North America, European, and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income producing real estate.

The line graphs and tables below provide additional perspective for the State Farm LifePath Retirement Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	2.85%	2.93%	3.71%
Class B	2.65%	2.94%	3.80%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.
[2]

On December 31, 2012, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays U.S. Aggregate Bond Index, 20.03% Russell 1000 Index, 4.23% Russell 2000 Index, 9.84% MSCI ACWI ex-U.S. IMI Index, 3.81% Dow Jones-UBS Commodity Index, 0.09% FTSE EPRA/NAREIT Developed Real Estate Index, and 9.06% Barclays U.S. TIPS Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	5.03%	3.36%	4.87%
Legacy Class B	4.85%	3.23%	4.78%
Institutional	8.47%	4.24%	5.50%
Class R-1	8.00%	3.66%	4.54%
Class R-2	8.14%	3.87%	4.75%
Class R-3	8.44%	4.17%	5.05%

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares Life of Class performance does not reflect conversion to Legacy Class A shares. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.
[2]

On December 31, 2012, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 52.94% Barclays U.S. Aggregate Bond Index, 20.03% Russell 1000 Index, 4.23% Russell 2000 Index, 9.84% MSCI ACWI ex-U.S. IMI Index, 3.81% Dow Jones-UMS Commodity Index, 0.09% FTSE EPRA/NAREIT Developed Real Estate Index, and 9.06% Barclays U.S. TIPS Index. Unlike an investment in the LifePath Retirement Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath Retirement Fund during the reporting period?

The main driver to performance for the LifePath Retirement Fund was its allocation to the CoreAlpha Bond Master Portfolio – which made up the majority of the bond allocation of the LifePath Retirement Fund’s total net assets in 2012. At the end of December 2012, this weighting stood at 52.20% which was down slightly from 52.33% at the beginning of the year. The CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index by 0.73% (4.95% vs. 4.22% respectively).

As of December 31, 2012, there were 271 issuers and 1,114 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to mortgage backed securities relative to the U.S. Aggregate Bond Index was beneficial. During 2012, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 15.81% return for the Barclays High-Yield Bond Index versus the 4.22% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2012.

The LifePath Retirement Fund also included an allocation to the iShares Barclays TIPS Bond Fund during 2012. This allocation decreased slightly from 8.91% of the LifePath Retirement Fund’s total net assets at the beginning of the year to 8.74% of total net assets by December 31, 2012. It’s important to note the LifePath Retirement Fund maintained an exposure to equity investments of approximately 39% of total net assets. The largest equity allocation was to the Active Stock Master Portfolio at 20.03% of the LifePath Retirement Fund’s total net assets. For the year, the Active Stock Master Portfolio underperformed its benchmark, the Russell 1000 Index, by 0.87% (15.55% vs. 16.42%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

Exposure to small-cap U.S. equity securities through investment in the Master Small Cap Index Series within the LifePath

Retirement Fund at the end of December 2012 was 4.30% of total net assets. Small-cap stocks outperformed relative to large-cap stocks (as represented by the S&P 500 Index) for the reporting period while underperforming relative to mid-cap stocks.

The LifePath Retirement Fund’s exposure to foreign equity securities was 10.63% of total net assets as of December 31, 2012, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets outperformed large-cap U.S. equity markets during the reporting period.

In late-September 2012, exposure to commodities was added to the LifePath Retirement Fund with the addition of the BlackRock Commodity Strategies Fund as an Underlying Fund. Commodities exposure was added in an effort to improve the diversification and risk-adjusted return of the portfolio over time. The LifePath Retirement Fund’s exposure to commodities via investment in the BlackRock Commodity Strategies Fund at the end of December 2012 was 3.60% of total net assets.

Over the course of the year, the asset allocation adjustments within the LifePath Retirement Fund resulted in an approximate 1.4% and 1.1% decrease to domestic equity and international equity securities, respectively. As mentioned above, exposure to commodities was added with an allocation of 3.6%. The cash allocation was reduced 1.2%.

Financial highlights for this Fund can be found on pages 216-217.

State Farm LifePath 2020® Fund

Provide an illustration of the Fund’s investments.

LifePath 2020 Master Portfolio Composition*

*

Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2012. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2020® Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm LifePath 2020 Fund had a total return without sales charges of 10.59%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 16.00% and the Barclays U.S. Aggregate Bond Index 4.22%.

Because of the multi-asset structure of the LifePath 2020 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2020 Fund’s investments during the upcoming quarter. As of December 31, 2012, the total return of the LifePath 2020 Fund’s blended benchmark was 11.31% for the 1-year period and had the following composition:

Index	LifePath 2020 Fund’s Blended Benchmark Weighting
Barclays U.S. Aggregate Bond Index	39.73%
Russell 1000 Index	29.01%
MSCI ACWI ex-U.S. IMI Index	14.59%
Barclays U.S. TIPS Index	6.43%
Dow Jones-UBS Commodity Index	3.83%
Russell 2000 Index	3.53%
FTSE EPRA/NAREIT Developed Real Estate Index	2.88%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2020 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	5.09%	1.26%	2.49%
Class B	4.75%	1.20%	2.56%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.
[2]

On December 31, 2012, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 39.73% Barclays U.S. Aggregate Bond Index, 29.01% Russell 1000 Index, 3.53% Russell 2000 Index, 14.59% MSCI ACWI ex-U.S. IMI Index, 3.83% Dow Jones-UBS Commodity Index, 2.88% FTSE EPRA/NAREIT Developed Real Estate Index, and 6.43% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	7.30%	1.69%	5.44%
Legacy Class B	7.11%	1.52%	5.37%
Institutional	10.80%	2.54%	6.09%
Class R-1	10.16%	1.98%	4.49%
Class R-2	10.43%	2.19%	4.68%
Class R-3	10.77%	2.50%	4.95%

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares Life of Class performance does not reflect conversion to Legacy Class A shares. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.
[2]

On December 31, 2012, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 39.73% Barclays U.S. Aggregate Bond Index, 29.01% Russell 1000 Index, 3.53% Russell 2000 Index, 14.59% MSCI ACWI ex-U.S. IMI Index, 3.83% Dow Jones-UBS Commodity Index, 2.88% FTSE EPRA/NAREIT Developed Real Estate Index, and 6.43% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2020 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2020 Fund during the reporting period?

The main driver to performance for the LifePath 2020 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2020 Fund’s equity exposure. At the end of December 2012, this weighting stood at 28.74% of the LifePath 2020 Fund’s total net assets which is lower than the 31.74% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2012, the Active Stock Master Portfolio invested in 688 stocks of which 95% were from its benchmark Russell 1000 Index. The number of holdings increased from 442 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by 0.87% (15.55% vs. 16.42%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2020 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2012 was 3.61% of total net assets. Small-cap stocks outperformed relative to large-cap stocks (as represented by the S&P 500 Index) for the reporting period while underperforming relative to mid-cap stocks.

The LifePath 2020 Fund’s exposure to foreign equity securities was 16.77% of total net assets as of December 31, 2012, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets outperformed large-cap U.S. equity markets during the reporting period.

In late-September 2012, exposure to commodities was added to the LifePath 2020 Fund with the addition of the BlackRock Commodity Strategies Fund as an Underlying Fund. Commodities exposure was added in an effort to improve the diversification and risk-adjusted return of the portfolio over time. The LifePath 2020 Fund’s exposure to commodities via investment in the BlackRock Commodity Strategies Fund at the end of December 2012 was 3.63% of total net assets.

From a fixed-income perspective, the LifePath 2020 Fund held 39.53% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 37.21% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index during 2012 by 0.73% (4.95% vs. 4.22% respectively).

As of December 31, 2012, there were 271 issuers and 1,114 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to mortgage backed securities relative to the U.S. Aggregate Bond Index was beneficial. During 2012, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 15.81% return for the Barclays High-Yield Bond Index versus the 4.22% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2012.

Over the course of the year, the asset allocation adjustments within the LifePath 2020 Fund resulted in an approximate 3.1% and 1.1% decrease to domestic equity and international equity securities, respectively. The LifePath 2020 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by roughly 2.3% while exposure to commodities was added with an allocation of 3.6%. The cash allocation was reduced 4.8%.

Financial highlights for this Fund can be found on pages 218-219.

State Farm LifePath 2030® Fund

Provide an illustration of the Fund’s investments.

LifePath 2030 Master Portfolio Composition*

*

Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2012. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2030® Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm LifePath 2030 Fund had a total return without sales charges of 12.56%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 16.00% and the Barclays U.S. Aggregate Bond Index 4.22%.

Because of the multi-asset structure of the LifePath 2030 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2030 Fund’s investments during the upcoming quarter. As of December 31, 2012, the total return of the LifePath 2030 Fund’s blended benchmark was 13.51% for the 1-year period and had the following composition:

Index	LifePath 2030 Fund’s Blended Benchmark Weighting
Russell 1000 Index	37.86%
Barclays U.S. Aggregate Bond Index	26.64%
MSCI ACWI ex-U.S. IMI Index	19.27%
FTSE EPRA/NAREIT Developed Real Estate Index	5.63%
Barclays U.S. TIPS Index	3.90%
Dow Jones-UBS Commodity Index	3.85%
Russell 2000 Index	2.85%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2030 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	7.02%	0.29%	1.71%
Class B	6.84%	0.23%	1.81%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.
[2]

On December 31, 2012, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 26.64% Barclays U.S. Aggregate Bond Index, 37.86% Russell 1000 Index, 2.85% Russell 2000 Index, 19.27% MSCI ACWI ex-U.S. IMI Index, 3.85% Dow Jones-UBS Commodity Index, 5.63% FTSE EPRA/NAREIT Developed Real Estate Index, and 3.90% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	9.16%	0.71%	5.52%
Legacy Class B	9.15%	0.53%	5.44%
Institutional	12.86%	1.57%	6.16%
Class R-1	12.32%	1.01%	4.30%
Class R-2	12.45%	1.20%	4.50%
Class R-3	12.85%	1.56%	4.82%

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graph reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares Life of Class performance does not reflect conversion to Legacy Class A shares. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.
[2]

On December 31, 2012, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 26.64% Barclays U.S. Aggregate Bond Index, 37.86% Russell 1000 Index, 2.85% Russell 2000 Index, 19.27% MSCI ACWI ex-U.S. IMI Index, 3.85% Dow Jones-UBS Commodity Index, 5.63% FTSE EPRA/NAREIT Developed Real Estate Index, and 3.90% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2030 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2030 Fund during the reporting period?

The main driver to performance for the LifePath 2030 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2030 Fund’s equity exposure. At the end of December 2012, this weighting stood at 37.60% of the LifePath 2030 Fund’s total net assets which is lower than the 41.12% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2012, the Active Stock Master Portfolio invested in 688 stocks of which 95% were from its benchmark Russell 1000 Index. The number of holdings increased from 442 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by 0.87% (15.55% vs. 16.42%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2030 Fund’s exposure to foreign equity securities was 22.87% of total net assets as of December 31, 2012, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets outperformed large-cap U.S. equity markets during the reporting period.

In late-September 2012, exposure to commodities was added to the LifePath 2030 Fund with the addition of the BlackRock Commodity Strategies Fund as an Underlying Fund. Commodities exposure was added in an effort to improve the diversification and risk-adjusted return of the portfolio over time. The LifePath 2030 Fund’s exposure to commodities via investment in the BlackRock Commodity Strategies Fund at the end of December 2012 was 3.62% of total net assets.

The LifePath 2030 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2012 was 2.89% of total net assets. Small-cap stocks outperformed relative to large-cap stocks (as represented by the S&P 500 Index) for the reporting period while underperforming relative to mid-cap stocks.

From a fixed-income perspective, the LifePath 2030 Fund held 26.51% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 24.02% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index during 2012 by 0.73% (4.95% vs. 4.22% respectively). As of December 31, 2012, there were 271 issuers and 1,114 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to mortgage backed securities relative to the U.S. Aggregate Bond Index was beneficial.

During 2012, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 15.81% return for the Barclays High-Yield Bond Index versus the 4.22% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2012.

Over the course of the year, the asset allocation adjustments within the LifePath 2030 Fund resulted in an approximate 3.7% and 0.6% decrease to domestic equity and international equity securities, respectively. The LifePath 2030 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by roughly 2.5% while exposure to commodities was added with an allocation of 3.6%. The cash allocation was reduced 1.5%.

Financial highlights for this Fund can be found on pages 220-221.

State Farm LifePath 2040® Fund

Provide an illustration of the Fund’s investments.

LifePath 2040 Master Portfolio Composition*

*

Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2012. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2040® Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Legacy Class A shares of the State Farm LifePath 2040 Fund had a total return without sales charges of 14.29%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 16.00% and the Barclays U.S. Aggregate Bond Index 4.22%.

Because of the multi-asset structure of the LifePath 2040 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2040 Fund’s investments during the upcoming quarter. As of December 31, 2012, the total return of the LifePath 2040 Fund’s blended benchmark was 15.28% for the 1-year period and had the following composition:

Index	LifePath 2040 Fund’s Blended Benchmark Weighting
Russell 1000 Index	44.95%
MSCI ACWI ex-U.S. IMI Index	23.03%
Barclays U.S. Aggregate Bond Index	16.36%
FTSE EPRA/NAREIT Developed Real Estate Index	7.83%
Dow Jones-UBS Commodity Index	3.87%
Russell 2000 Index	2.30%
Barclays U.S. TIPS Index	1.66%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2040 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Class A	8.54%	-0.58%	1.01%
Class B	8.52%	-0.62%	1.12%

*	From 05/01/2006.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. See the next page for the performance of the Fund’s other classes, which may be greater than or less than the lines shown above for Class A and Class B shares because of differing loads and expenses between share classes. Returns in the table above reflect maximum sales charges of: 5% for all Class A shares and for Class B shares at one year; and 2% for Class B shares at five years. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.
[2]

On December 31, 2012, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 16.36% Barclays U.S. Aggregate Bond Index, 44.95% Russell 1000 Index, 2.30% Russell 2000 Index, 23.03% MSCI ACWI ex-U.S. IMI Index, 3.87% Dow Jones-UBS Commodity Index, 7.83% FTSE EPRA/NAREIT Developed Real Estate Index, and 1.66% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	5 YEAR	Life of Class*
Legacy Class A	10.84%	-0.15%	5.54%
Legacy Class B	10.81%	-0.35%	5.47%
Institutional	14.59%	0.71%	6.17%
Class R-1	13.92%	0.10%	4.02%
Class R-2	14.15%	0.33%	4.25%
Class R-3	14.50%	0.85%	4.69%

*	Legacy Class A, Legacy Class B and Institutional shares from 05/09/2003. Class R-1, Class R-2 and Class R-3 shares from 09/13/2004.

The performance data quoted represents past performance and does not guarantee future results. Legacy Class A shares performance on the line graphs reflects a maximum sales charge of 3% at initial investment. Class R-1, Class R-2 and Class R-3 shares performance may be greater than or less than the lines shown for Legacy Class A, Legacy Class B and Institutional shares because of differing loads and expenses between the share classes. Returns in the table above reflect maximum sales charges of: 3% for all Legacy Class A shares and for Legacy Class B shares at one year; and 2% for Legacy Class B shares at five years. Legacy Class B shares Life of Class performance does not reflect conversion to Legacy Class A shares. Ending net asset values on 5/9/2003 are used to calculate values used on the line graph and Life of Class returns in the table for Legacy Class A, Legacy Class B, and Institutional shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See the preceding page for the performance of Class A and Class B shares.

[1]	See footnotes for LifePath 2050 Fund on page 74 for a description of the Indices.
[2]

On December 31, 2012, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 16.36% Barclays U.S. Aggregate Bond Index, 44.95% Russell 1000 Index, 2.30% Russell 2000 Index, 23.03% MSCI ACWI ex-U.S. IMI Index, 3.87% Dow Jones-UBS Commodity Index, 7.83% FTSE EPRA/NAREIT Developed Real Estate Index, and 1.66% Barclays U.S. TIPS Index. Unlike an investment in the LifePath 2040 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2040 Fund during the reporting period?

The main driver to performance for the LifePath 2040 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2040 Fund’s equity exposure. At the end of December 2012 this weighting stood at 44.71% of the LifePath 2040 Fund’s total net assets which is lower than the 48.76% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2012, the Active Stock Master Portfolio invested in 688 stocks of which 95% were from its benchmark Russell 1000 Index. The number of holdings increased from 442 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by 0.87% (15.55% vs. 16.42%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2040 Fund’s exposure to foreign equity securities was 27.87% of total net assets as of December 31, 2012, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets outperformed large-cap U.S. equity markets during the reporting period.

In late-September 2012, exposure to commodities was added to the LifePath 2040 Fund with the addition of the BlackRock Commodity Strategies Fund as an Underlying Fund. Commodities exposure was added in an effort to improve the diversification and risk-adjusted return of the portfolio over time. The LifePath 2040 Fund’s exposure to commodities via investment in the BlackRock Commodity Strategies Fund at the end of December 2012 was 3.62% of total net assets.

The LifePath 2040 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2012 was 2.32% of total net assets. Small-cap stocks outperformed relative to large-cap stocks (as represented by the S&P 500 Index) for the reporting period while underperforming relative to mid-cap stocks.

From a fixed-income perspective, the LifePath 2040 Fund held 16.01% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from 13.47% at the beginning of the year. As highlighted earlier, the CoreAlpha Bond Master Portfolio outperformed the return for its respective benchmark, the Barclays U.S. Aggregate Bond Index during 2012 by 0.73% (4.95% vs. 4.22% respectively). As of December 31, 2012, there were 271 issuers and 1,114 securities comprising the CoreAlpha Bond Master Portfolio. Being overweight in exposure to mortgage backed securities relative to the U.S. Aggregate Bond Index was beneficial.

During 2012, lower credit quality bonds in the Barclays U.S. Aggregate Bond Index generally outperformed relative to higher credit quality bonds in the Index during the year. In addition, high-yield bonds outperformed investment grade bonds as represented by the 15.81% return for the Barclays High-Yield Bond Index versus the 4.22% return of the Barclays U.S. Aggregate Bond Index for the year ended December 31, 2012.

Over the course of the year, the asset allocation adjustments within the LifePath 2040 Fund resulted in an approximate 4.4% decrease to domestic equity securities. The LifePath 2040 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by roughly 2.5% while exposure to commodities was added with an allocation of 3.6%. The cash allocation was reduced 2.0%.

Financial highlights for this Fund can be found on pages 222-223.

State Farm LifePath 2050® Fund

Provide an illustration of the Fund’s investments.

LifePath 2050 Master Portfolio Composition*

*

Illustrated by Security Type and based on the Master Portfolio’s investments in Affiliated Investment Companies of the Master Portfolio as of December 31, 2012. Please refer to the Schedule of Investments for the Master Portfolio for details concerning Master Portfolio holdings and the Master Portfolio Information, both found later in this report.

How did the State Farm LifePath 2050 Fund perform during the reporting period?

For the 1-year period ended December 31, 2012, Class A shares of the State Farm LifePath 2050 Fund had a total return without sales charges of 15.54%. The total returns for comparative indices of the LifePath Funds during the same time period were as follows: S&P 500 Index 16.00% and the Barclays U.S. Aggregate Bond Index 4.22%.

Because of the multi-asset structure of the LifePath 2050 Fund, a blended benchmark is also used for comparison purposes in the line graphs below. The blended benchmark is comprised of the indices shown below with weightings adjusted at the beginning of each quarter to approximately correspond with the LifePath 2050 Fund’s investments during the upcoming quarter. As of December 31, 2012, the total return of the LifePath 2050 Fund’s blended benchmark was 16.83% for the 1-year period and had the following composition:

Index	LifePath 2050 Fund’s Blended Benchmark Weighting
Russell 1000 Index	51.00%
MSCI ACWI ex-U.S. IMI Index	26.26%
FTSE EPRA/NAREIT Developed Real Estate Index	9.77%
Barclays U.S. Aggregate Bond Index	7.23%
Dow Jones-UBS Commodity Index	3.89%
Russell 2000 Index	1.85%

The line graphs and tables below provide additional perspective for the State Farm LifePath 2050 Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31, including applicable sales charges

Fund’s Average Annual Total Return as of December 31, 2012
	1 YEAR	Life of Class*
Class A	9.79%	2.03%
Class R-1	15.29%	2.93%
Class R-2	15.37%	3.13%

*	From 07/14/2008.

The performance data quoted represents past performance and does not guarantee future results. Class A shares performance on the line graph reflects a maximum sales charge of 5% at initial investment. Returns in the table above reflect a maximum sales charge of 5% for all Class A shares. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Barclays U.S. Aggregate Bond Index represents debt securities in the U.S. investment grade fixed rate taxable bond market, including government and corporate debt securities, mortgage pass-through debt securities and asset-backed debt securities with maturities greater than one year.

[2]

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation and financial industries. In total, the S&P 500 is comprised of 500 common stocks. The Indices represent unmanaged groups of securities that differ from the composition of the LifePath Funds. Unlike an investment in the LifePath Funds, a theoretical investment in any of the Indices does not reflect any expenses. It is not possible to invest directly in an index.

[3]

On December 31, 2012, the Blended Benchmark computed by State Farm Investment Management Corp. consisted of 7.23% Barclays U.S. Aggregate Bond Index, 51.00% Russell 1000 Index, 1.85% Russell 2000 Index, 26.26% MSCI ACWI ex-U.S. IMI Index, 3.89% Dow Jones-UBS Commodity Index, and 9.77% FTSE EPRA/NAREIT Developed Real Estate Index. Unlike an investment in the LifePath 2050 Fund, a theoretical investment in any of the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance of the LifePath 2050 Fund during the reporting period?

The main driver to performance for the LifePath 2050 Fund was its allocation to the Active Stock Master Portfolio – which made up over half of the LifePath 2050 Fund’s equity exposure. At the end of December 2012 this weighting stood at 50.98% of the LifePath 2050 Fund’s total net assets which is down from the 53.43% weighting at the beginning of the year. As highlighted earlier, the Active Stock Master Portfolio is benchmarked to the Russell 1000 Index. At the end of 2012, the Active Stock Master Portfolio invested in 688 stocks of which 95% were from its benchmark Russell 1000 Index. The number of holdings increased from 442 at the start of the year (which in turn decreased the average individual security weightings). For the year, the Active Stock Master Portfolio underperformed its benchmark by 0.87% (15.55% vs. 16.42%, respectively). Overall, the Active Stock Master Portfolio generally maintained sector weights and a risk profile that was similar to its benchmark during the year.

The LifePath 2050 Fund’s exposure to foreign equity securities was 31.63% of total net assets as of December 31, 2012, comprised of the ACWI ex-U.S. Index Master Portfolio and five underlying iShares Funds: iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, iShares MSCI EAFE Index, iShares MSCI Emerging Markets Index, iShares MSCI Canada Index, and the iShares MSCI EAFE Small Cap Index Funds. International equity markets outperformed large-cap U.S. equity markets during the reporting period.

In late-September 2012, exposure to commodities was added to the LifePath 2050 Fund with the addition of the BlackRock Commodity Strategies Fund as an Underlying Fund. Commodities exposure was added in an effort to improve the diversification and risk-adjusted return of the portfolio over time. The LifePath 2050 Fund’s exposure to commodities via investment in the BlackRock Commodity Strategies Fund at the end of December 2012 was 3.68% of total net assets.

The LifePath 2050 Fund’s exposure to small-cap U.S. equity securities via investment in the Master Small Cap Index Series at the end of December 2012 was 1.84% of total net assets. Small-cap stocks outperformed relative to large-cap stocks (as represented by the S&P 500 Index) for the reporting period while underperforming relative to mid-cap stocks.

From a fixed-income perspective, the LifePath 2050 Fund held 7.04% of its total net assets in the CoreAlpha Bond Master Portfolio which is up from the 4.00% weighting at the beginning of the year. As noted earlier, there was no investment allocation to the iShares Barclays TIPS Bond Fund within the LifePath 2050 Fund in 2012.

Over the course of the year, the asset allocation adjustments within the LifePath 2050 Fund resulted in an approximate 2.8% and 3.0% decrease to domestic equity and cash, respectively. The LifePath 2050 Fund’s exposure to the CoreAlpha Bond Master Portfolio increased by roughly 3.1% while exposure to commodities was added with an allocation of 3.7%.

Financial highlights for this Fund can be found on pages 224-225.

Expense Example (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and certain redemptions; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; shareholder servicing fees; and other Fund expenses. The Example in the following table for each Fund below is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The Actual information in the table under each Fund name below provides information about actual account values and actual expenses for each Class of shares. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund Class by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual information line under the heading entitled “Expenses Paid During Period” for the applicable Fund Class to estimate the expenses you paid on your account for that Fund Class during the period. If your account has multiple Fund positions, add up the results calculated for each Fund position by Class within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The Hypothetical information in the table under each Fund name below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio by Class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Class indicated. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account holding Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) applicable to Class A, Class B, Legacy Class A, and Legacy Class B shares. Therefore, the Hypothetical information in the table under each Fund name is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

State Farm Equity Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,067.42	1.17%	$6.08
Class B Shares	$1,000.00	$1,063.66	1.87%	$9.70
Legacy Class A Shares	$1,000.00	$1,067.34	1.17%	$6.08
Legacy Class B Shares	$1,000.00	$1,065.61	1.57%	$8.15
Institutional Shares	$1,000.00	$1,069.19	0.92%	$4.79
Class R-1 Shares	$1,000.00	$1,066.11	1.49%	$7.74
Class R-2 Shares	$1,000.00	$1,066.23	1.29%	$6.70
Class R-3 Shares	$1,000.00	$1,070.28	0.99%	$5.15
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.25	1.17%	$5.94
Class B Shares	$1,000.00	$1,015.74	1.87%	$9.48
Legacy Class A Shares	$1,000.00	$1,019.25	1.17%	$5.94
Legacy Class B Shares	$1,000.00	$1,017.24	1.57%	$7.96
Institutional Shares	$1,000.00	$1,020.51	0.92%	$4.67
Class R-1 Shares	$1,000.00	$1,017.65	1.49%	$7.56
Class R-2 Shares	$1,000.00	$1,018.65	1.29%	$6.55
Class R-3 Shares	$1,000.00	$1,020.16	0.99%	$5.03

State Farm Small/Mid Cap Equity Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,087.05	1.40%	$7.34
Class B Shares	$1,000.00	$1,083.24	2.10%	$11.00
Legacy Class A Shares	$1,000.00	$1,087.55	1.40%	$7.35
Legacy Class B Shares	$1,000.00	$1,085.75	1.80%	$9.44
Institutional Shares	$1,000.00	$1,088.69	1.15%	$6.04
Class R-1 Shares	$1,000.00	$1,085.93	1.72%	$9.02
Class R-2 Shares	$1,000.00	$1,086.59	1.52%	$7.97
Class R-3 Shares	$1,000.00	$1,088.39	1.22%	$6.40
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,018.10	1.40%	$7.10
Class B Shares	$1,000.00	$1,014.58	2.10%	$10.63
Legacy Class A Shares	$1,000.00	$1,018.10	1.40%	$7.10
Legacy Class B Shares	$1,000.00	$1,016.09	1.80%	$9.12
Institutional Shares	$1,000.00	$1,019.36	1.15%	$5.84
Class R-1 Shares	$1,000.00	$1,016.49	1.72%	$8.72
Class R-2 Shares	$1,000.00	$1,017.50	1.52%	$7.71
Class R-3 Shares	$1,000.00	$1,019.00	1.22%	$6.19

State Farm International Equity Fund2

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,131.34	1.50%	$8.04
Class B Shares	$1,000.00	$1,128.06	2.20%	$11.77
Legacy Class A Shares	$1,000.00	$1,132.57	1.50%	$8.04
Legacy Class B Shares	$1,000.00	$1,130.48	1.90%	$10.18
Institutional Shares	$1,000.00	$1,133.87	1.25%	$6.70
Class R-1 Shares	$1,000.00	$1,130.79	1.82%	$9.75
Class R-2 Shares	$1,000.00	$1,131.49	1.62%	$8.68
Class R-3 Shares	$1,000.00	$1,132.72	1.32%	$7.08
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,017.60	1.50%	$7.61
Class B Shares	$1,000.00	$1,014.08	2.20%	$11.14
Legacy Class A Shares	$1,000.00	$1,017.60	1.50%	$7.61
Legacy Class B Shares	$1,000.00	$1,015.58	1.90%	$9.63
Institutional Shares	$1,000.00	$1,018.85	1.25%	$6.34
Class R-1 Shares	$1,000.00	$1,015.99	1.82%	$9.22
Class R-2 Shares	$1,000.00	$1,016.99	1.62%	$8.21
Class R-3 Shares	$1,000.00	$1,018.50	1.32%	$6.70
State Farm S&P 500 Index Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,054.26	0.76%	$3.92
Class B Shares	$1,000.00	$1,051.64	1.47%	$7.58
Legacy Class A Shares	$1,000.00	$1,054.53	0.77%	$3.98
Legacy Class B Shares	$1,000.00	$1,052.34	1.18%	$6.09
Institutional Shares	$1,000.00	$1,055.99	0.52%	$2.69
Class R-1 Shares	$1,000.00	$1,053.13	1.09%	$5.63
Class R-2 Shares	$1,000.00	$1,054.75	0.89%	$4.60
Class R-3 Shares	$1,000.00	$1,056.41	0.59%	$3.05
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.32	0.76%	$3.86
Class B Shares	$1,000.00	$1,017.75	1.47%	$7.46
Legacy Class A Shares	$1,000.00	$1,021.27	0.77%	$3.91
Legacy Class B Shares	$1,000.00	$1,019.20	1.18%	$5.99
Institutional Shares	$1,000.00	$1,022.52	0.52%	$2.64
Class R-1 Shares	$1,000.00	$1,019.66	1.09%	$5.53
Class R-2 Shares	$1,000.00	$1,020.66	0.89%	$4.52
Class R-3 Shares	$1,000.00	$1,022.17	0.59%	$3.00

State Farm Small Cap Index Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,066.69	0.95%	$4.94
Class B Shares	$1,000.00	$1,063.03	1.65%	$8.56
Legacy Class A Shares	$1,000.00	$1,067.14	0.95%	$4.94
Legacy Class B Shares	$1,000.00	$1,064.34	1.35%	$7.01
Institutional Shares	$1,000.00	$1,068.73	0.70%	$3.64
Class R-1 Shares	$1,000.00	$1,065.03	1.27%	$6.59
Class R-2 Shares	$1,000.00	$1,066.28	1.07%	$5.56
Class R-3 Shares	$1,000.00	$1,068.19	0.77%	$4.00
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.36	0.95%	$4.82
Class B Shares	$1,000.00	$1,016.84	1.65%	$8.36
Legacy Class A Shares	$1,000.00	$1,020.36	0.95%	$4.82
Legacy Class B Shares	$1,000.00	$1,018.35	1.35%	$6.85
Institutional Shares	$1,000.00	$1,021.62	0.70%	$3.56
Class R-1 Shares	$1,000.00	$1,018.75	1.27%	$6.44
Class R-2 Shares	$1,000.00	$1,019.76	1.07%	$5.43
Class R-3 Shares	$1,000.00	$1,021.27	0.77%	$3.91

State Farm International Index Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,139.41	1.20%	$6.45
Class B Shares	$1,000.00	$1,136.54	1.90%	$10.20
Legacy Class A Shares	$1,000.00	$1,139.55	1.20%	$6.45
Legacy Class B Shares	$1,000.00	$1,137.51	1.60%	$8.60
Institutional Shares	$1,000.00	$1,141.57	0.95%	$5.11
Class R-1 Shares	$1,000.00	$1,137.88	1.52%	$8.17
Class R-2 Shares	$1,000.00	$1,139.43	1.32%	$7.10
Class R-3 Shares	$1,000.00	$1,140.89	1.02%	$5.49
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.10	1.20%	$6.09
Class B Shares	$1,000.00	$1,015.58	1.90%	$9.63
Legacy Class A Shares	$1,000.00	$1,019.10	1.20%	$6.09
Legacy Class B Shares	$1,000.00	$1,017.09	1.60%	$8.11
Institutional Shares	$1,000.00	$1,020.36	0.95%	$4.82
Class R-1 Shares	$1,000.00	$1,017.50	1.52%	$7.71
Class R-2 Shares	$1,000.00	$1,018.50	1.32%	$6.70
Class R-3 Shares	$1,000.00	$1,020.01	1.02%	$5.18

State Farm Equity and Bond Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012[3]	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,047.06	0.97%	$4.99
Class B Shares	$1,000.00	$1,044.37	1.67%	$8.58
Legacy Class A Shares	$1,000.00	$1,046.53	0.97%	$4.99
Legacy Class B Shares	$1,000.00	$1,045.49	1.37%	$7.04
Institutional Shares	$1,000.00	$1,048.20	0.72%	$3.71
Class R-1 Shares	$1,000.00	$1,045.93	1.29%	$6.63
Class R-2 Shares	$1,000.00	$1,046.72	1.09%	$5.61
Class R-3 Shares	$1,000.00	$1,048.36	0.79%	$4.07
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,020.26	0.97%	$4.93
Class B Shares	$1,000.00	$1,016.74	1.67%	$8.47
Legacy Class A Shares	$1,000.00	$1,020.26	0.97%	$4.93
Legacy Class B Shares	$1,000.00	$1,018.25	1.37%	$6.95
Institutional Shares	$1,000.00	$1,021.52	0.72%	$3.66
Class R-1 Shares	$1,000.00	$1,018.65	1.29%	$6.55
Class R-2 Shares	$1,000.00	$1,019.66	1.09%	$5.53
Class R-3 Shares	$1,000.00	$1,021.17	0.79%	$4.01

State Farm Bond Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,015.09	0.66%	$3.34
Class B Shares	$1,000.00	$1,013.91	1.06%	$5.37
Legacy Class A Shares	$1,000.00	$1,015.97	0.66%	$3.34
Legacy Class B Shares	$1,000.00	$1,013.91	1.06%	$5.37
Institutional Shares	$1,000.00	$1,017.24	0.41%	$2.08
Class R-1 Shares	$1,000.00	$1,013.47	0.98%	$4.96
Class R-2 Shares	$1,000.00	$1,014.50	0.78%	$3.95
Class R-3 Shares	$1,000.00	$1,016.89	0.48%	$2.43
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.82	0.66%	$3.35
Class B Shares	$1,000.00	$1,019.81	1.06%	$5.38
Legacy Class A Shares	$1,000.00	$1,021.82	0.66%	$3.35
Legacy Class B Shares	$1,000.00	$1,019.81	1.06%	$5.38
Institutional Shares	$1,000.00	$1,023.08	0.41%	$2.08
Class R-1 Shares	$1,000.00	$1,020.21	0.98%	$4.98
Class R-2 Shares	$1,000.00	$1,021.22	0.78%	$3.96
Class R-3 Shares	$1,000.00	$1,022.72	0.48%	$2.44

State Farm Tax Advantaged Bond Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,041.65	0.66%	$3.39
Class B Shares	$1,000.00	$1,037.52	1.06%	$5.43
Legacy Class A Shares	$1,000.00	$1,041.73	0.66%	$3.39
Legacy Class B Shares	$1,000.00	$1,037.58	1.06%	$5.43
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,021.82	0.66%	$3.35
Class B Shares	$1,000.00	$1,019.81	1.06%	$5.38
Legacy Class A Shares	$1,000.00	$1,021.82	0.66%	$3.35
Legacy Class B Shares	$1,000.00	$1,019.81	1.06%	$5.38

State Farm Money Market Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,000.00	0.13%	$0.65
Class B Shares	$1,000.00	$1,000.00	0.13%	$0.65
Legacy Class A Shares	$1,000.00	$1,000.00	0.13%	$0.65
Legacy Class B Shares	$1,000.00	$1,000.00	0.13%	$0.65
Institutional Shares	$1,000.00	$1,000.01	0.13%	$0.65
Class R-1 Shares	$1,000.00	$1,000.00	0.13%	$0.65
Class R-2 Shares	$1,000.00	$1,000.00	0.13%	$0.65
Class R-3 Shares	$1,000.00	$1,000.01	0.13%	$0.65
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,024.48	0.13%	$0.66
Class B Shares	$1,000.00	$1,024.48	0.13%	$0.66
Legacy Class A Shares	$1,000.00	$1,024.48	0.13%	$0.66
Legacy Class B Shares	$1,000.00	$1,024.48	0.13%	$0.66
Institutional Shares	$1,000.00	$1,024.48	0.13%	$0.66
Class R-1 Shares	$1,000.00	$1,024.48	0.13%	$0.66
Class R-2 Shares	$1,000.00	$1,024.48	0.13%	$0.66
Class R-3 Shares	$1,000.00	$1,024.48	0.13%	$0.66

State Farm LifePath Retirement Fund4

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012[5]	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,041.66	1.12%	$5.75
Class B Shares	$1,000.00	$1,038.69	1.62%	$8.30
Legacy Class A Shares	$1,000.00	$1,041.58	1.12%	$5.75
Legacy Class B Shares	$1,000.00	$1,039.76	1.52%	$7.79
Institutional Shares	$1,000.00	$1,042.07	0.87%	$4.47
Class R-1 Shares	$1,000.00	$1,039.70	1.44%	$7.38
Class R-2 Shares	$1,000.00	$1,040.83	1.23%	$6.31
Class R-3 Shares	$1,000.00	$1,042.14	0.94%	$4.83
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.51	1.12%	$5.69
Class B Shares	$1,000.00	$1,016.99	1.62%	$8.21
Legacy Class A Shares	$1,000.00	$1,019.51	1.12%	$5.69
Legacy Class B Shares	$1,000.00	$1,017.50	1.52%	$7.71
Institutional Shares	$1,000.00	$1,020.76	0.87%	$4.42
Class R-1 Shares	$1,000.00	$1,017.90	1.44%	$7.30
Class R-2 Shares	$1,000.00	$1,018.95	1.23%	$6.24
Class R-3 Shares	$1,000.00	$1,020.41	0.94%	$4.77

State Farm LifePath 2020 Fund4

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012[5]	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,053.23	1.09%	$5.63
Class B Shares	$1,000.00	$1,048.83	1.79%	$9.22
Legacy Class A Shares	$1,000.00	$1,053.77	1.09%	$5.63
Legacy Class B Shares	$1,000.00	$1,050.78	1.49%	$7.68
Institutional Shares	$1,000.00	$1,054.45	0.84%	$4.34
Class R-1 Shares	$1,000.00	$1,051.23	1.41%	$7.27
Class R-2 Shares	$1,000.00	$1,053.10	1.21%	$6.24
Class R-3 Shares	$1,000.00	$1,054.02	0.91%	$4.70
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.66	1.09%	$5.53
Class B Shares	$1,000.00	$1,016.14	1.79%	$9.07
Legacy Class A Shares	$1,000.00	$1,019.66	1.09%	$5.53
Legacy Class B Shares	$1,000.00	$1,017.65	1.49%	$7.56
Institutional Shares	$1,000.00	$1,020.91	0.84%	$4.27
Class R-1 Shares	$1,000.00	$1,018.05	1.41%	$7.15
Class R-2 Shares	$1,000.00	$1,019.05	1.21%	$6.14
Class R-3 Shares	$1,000.00	$1,020.56	0.91%	$4.62

State Farm LifePath 2030 Fund4

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012[5]	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,063.89	1.07%	$5.55
Class B Shares	$1,000.00	$1,060.28	1.77%	$9.17
Legacy Class A Shares	$1,000.00	$1,063.48	1.07%	$5.55
Legacy Class B Shares	$1,000.00	$1,061.73	1.47%	$7.62
Institutional Shares	$1,000.00	$1,064.98	0.82%	$4.26
Class R-1 Shares	$1,000.00	$1,062.42	1.39%	$7.21
Class R-2 Shares	$1,000.00	$1,063.88	1.19%	$6.17
Class R-3 Shares	$1,000.00	$1,064.81	0.89%	$4.62
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.76	1.07%	$5.43
Class B Shares	$1,000.00	$1,016.24	1.77%	$8.97
Legacy Class A Shares	$1,000.00	$1,019.76	1.07%	$5.43
Legacy Class B Shares	$1,000.00	$1,017.75	1.47%	$7.46
Institutional Shares	$1,000.00	$1,021.01	0.82%	$4.17
Class R-1 Shares	$1,000.00	$1,018.15	1.39%	$7.05
Class R-2 Shares	$1,000.00	$1,019.15	1.19%	$6.04
Class R-3 Shares	$1,000.00	$1,020.66	0.89%	$4.52

State Farm LifePath 2040 Fund4

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012[5]	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,072.75	1.06%	$5.52
Class B Shares	$1,000.00	$1,070.03	1.76%	$9.16
Legacy Class A Shares	$1,000.00	$1,073.67	1.06%	$5.53
Legacy Class B Shares	$1,000.00	$1,071.47	1.46%	$7.60
Institutional Shares	$1,000.00	$1,074.40	0.81%	$4.22
Class R-1 Shares	$1,000.00	$1,071.42	1.38%	$7.19
Class R-2 Shares	$1,000.00	$1,073.01	1.18%	$6.15
Class R-3 Shares	$1,000.00	$1,074.96	0.88%	$4.59
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.81	1.06%	$5.38
Class B Shares	$1,000.00	$1,016.29	1.76%	$8.92
Legacy Class A Shares	$1,000.00	$1,019.81	1.06%	$5.38
Legacy Class B Shares	$1,000.00	$1,017.80	1.46%	$7.41
Institutional Shares	$1,000.00	$1,021.06	0.81%	$4.12
Class R-1 Shares	$1,000.00	$1,018.20	1.38%	$7.00
Class R-2 Shares	$1,000.00	$1,019.20	1.18%	$5.99
Class R-3 Shares	$1,000.00	$1,020.71	0.88%	$4.47

State Farm LifePath 2050 Fund4

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012[5]	Expenses Paid During Period July 1, 2012 to December 31, 2012[1]
Actual
Class A Shares	$1,000.00	$1,080.04	1.12%	$5.86
Class R-1 Shares	$1,000.00	$1,077.91	1.43%	$7.47
Class R-2 Shares	$1,000.00	$1,079.86	1.23%	$6.43
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.51	1.12%	$5.69
Class R-1 Shares	$1,000.00	$1,017.95	1.43%	$7.25
Class R-2 Shares	$1,000.00	$1,018.95	1.23%	$6.24

[1]	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
[2]

Restated Expense Example Table for the State Farm International Equity Fund. Effective January 1, 2013, the 12b-1 fee for the State Farm International Equity Fund, Class B Shares will be reduced from 0.95% to 0.60%. The restated example reflects expenses as if the 12b-1 fee reduction had been in place during the entire period from July 1, 2012 to December 31, 2012 as follows:

State Farm International Equity Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 December 31, 2012	Expenses Paid During Period July 1, 2012 to December 31, 2012*
Actual
Class B Shares	$1,000.00	$1,130.04	1.85%	$9.91
Hypothetical (5% return before expenses)
Class B Shares	$1,000.00	$1,015.84	1.85%	$9.37

*

Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

[3]

Ratio also reflects 60% of the State Farm Equity Fund Institutional Shares expenses plus 40% of the State Farm Bond Fund Institutional Shares expenses. The State Farm Equity and Bond Fund targets a 60%/40% investment ratio between the State Farm Equity Fund and the State Farm Bond Fund. The ratio may vary slightly from 60%/40% throughout the year.

[4]

Restated Expense Example Tables for the State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund (collectively, the “State Farm LifePath Funds”). Effective January 1, 2013, the 12b-1 fee for the State Farm LifePath Retirement Fund, Class B Shares will be reduced from 0.75% to 0.55%. In addition, effective October 1, 2012, State Farm Investment Management Corp. agreed to reimburse all class shares of the State Farm LifePath Funds an additional 0.07% of each State Farm LifePath Fund’s average daily net assets on an annual basis, respectively. The restated example reflects expenses as if the 12b-1 fee reduction for the State Farm LifePath Retirement Fund, Class B Shares, and the additional reimbursement for all class shares of the State Farm LifePath Funds had been in place during the entire period from July 1, 2012 to December 31, 2012 as follows:

State Farm LifePath Retirement Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012*	Expenses Paid During Period July 1, 2012 to December 31, 2012**
Actual
Class A Shares	$1,000.00	$1,042.03	1.08%	$5.54
Class B Shares	$1,000.00	$1,040.10	1.38%	$7.08
Legacy Class A Shares	$1,000.00	$1,041.95	1.08%	$5.54
Legacy Class B Shares	$1,000.00	$1,040.13	1.48%	$7.59
Institutional Shares	$1,000.00	$1,042.44	0.83%	$4.26
Class R-1 Shares	$1,000.00	$1,040.06	1.40%	$7.18
Class R-2 Shares	$1,000.00	$1,041.19	1.20%	$6.16
Class R-3 Shares	$1,000.00	$1,042.51	0.90%	$4.62
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.71	1.08%	$5.48
Class B Shares	$1,000.00	$1,018.20	1.38%	$7.00
Legacy Class A Shares	$1,000.00	$1,019.71	1.08%	$5.48
Legacy Class B Shares	$1,000.00	$1,017.70	1.48%	$7.51
Institutional Shares	$1,000.00	$1,020.96	0.83%	$4.22
Class R-1 Shares	$1,000.00	$1,018.10	1.40%	$7.10
Class R-2 Shares	$1,000.00	$1,019.10	1.20%	$6.09
Class R-3 Shares	$1,000.00	$1,020.61	0.90%	$4.57

State Farm LifePath 2020 Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012*	Expenses Paid During Period July 1, 2012 to December 31, 2012**
Actual
Class A Shares	$1,000.00	$1,053.60	1.05%	$5.42
Class B Shares	$1,000.00	$1,049.20	1.75%	$9.01
Legacy Class A Shares	$1,000.00	$1,054.14	1.05%	$5.42
Legacy Class B Shares	$1,000.00	$1,051.15	1.45%	$7.48
Institutional Shares	$1,000.00	$1,054.82	0.80%	$4.13
Class R-1 Shares	$1,000.00	$1,051.60	1.37%	$7.07
Class R-2 Shares	$1,000.00	$1,053.47	1.17%	$6.04
Class R-3 Shares	$1,000.00	$1,054.39	0.87%	$4.49

State Farm LifePath 2020 Fund (continued)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012*	Expenses Paid During Period July 1, 2012 to December 31, 2012**
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.86	1.05%	$5.33
Class B Shares	$1,000.00	$1,016.34	1.75%	$8.87
Legacy Class A Shares	$1,000.00	$1,019.86	1.05%	$5.33
Legacy Class B Shares	$1,000.00	$1,017.85	1.45%	$7.35
Institutional Shares	$1,000.00	$1,021.11	0.80%	$4.06
Class R-1 Shares	$1,000.00	$1,018.25	1.37%	$6.95
Class R-2 Shares	$1,000.00	$1,019.25	1.17%	$5.94
Class R-3 Shares	$1,000.00	$1,020.76	0.87%	$4.42

State Farm LifePath 2030 Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012*	Expenses Paid During Period July 1, 2012 to December 31, 2012**
Actual
Class A Shares	$1,000.00	$1,064.27	1.04%	$5.40
Class B Shares	$1,000.00	$1,060.66	1.74%	$9.01
Legacy Class A Shares	$1,000.00	$1,063.85	1.04%	$5.40
Legacy Class B Shares	$1,000.00	$1,062.11	1.44%	$7.46
Institutional Shares	$1,000.00	$1,065.36	0.79%	$4.10
Class R-1 Shares	$1,000.00	$1,062.79	1.36%	$7.05
Class R-2 Shares	$1,000.00	$1,064.26	1.16%	$6.02
Class R-3 Shares	$1,000.00	$1,065.18	0.86%	$4.46
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.91	1.04%	$5.28
Class B Shares	$1,000.00	$1,016.39	1.74%	$8.82
Legacy Class A Shares	$1,000.00	$1,019.91	1.04%	$5.28
Legacy Class B Shares	$1,000.00	$1,017.90	1.44%	$7.30
Institutional Shares	$1,000.00	$1,021.17	0.79%	$4.01
Class R-1 Shares	$1,000.00	$1,018.30	1.36%	$6.90
Class R-2 Shares	$1,000.00	$1,019.30	1.16%	$5.89
Class R-3 Shares	$1,000.00	$1,020.81	0.86%	$4.37

State Farm LifePath 2040 Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012*	Expenses Paid During Period July 1, 2012 to December 31, 2012**
Actual
Class A Shares	$1,000.00	$1,073.13	1.03%	$5.37
Class B Shares	$1,000.00	$1,070.41	1.73%	$9.00
Legacy Class A Shares	$1,000.00	$1,074.05	1.03%	$5.37
Legacy Class B Shares	$1,000.00	$1,071.85	1.43%	$7.45
Institutional Shares	$1,000.00	$1,074.78	0.78%	$4.07
Class R-1 Shares	$1,000.00	$1,071.80	1.35%	$7.03
Class R-2 Shares	$1,000.00	$1,073.38	1.15%	$5.99
Class R-3 Shares	$1,000.00	$1,075.34	0.85%	$4.43

State Farm LifePath 2040 Fund (continued)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012*	Expenses Paid During Period July 1, 2012 to December 31, 2012**
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.96	1.03%	$5.23
Class B Shares	$1,000.00	$1,016.44	1.73%	$8.77
Legacy Class A Shares	$1,000.00	$1,019.96	1.03%	$5.23
Legacy Class B Shares	$1,000.00	$1,017.95	1.43%	$7.25
Institutional Shares	$1,000.00	$1,021.22	0.78%	$3.96
Class R-1 Shares	$1,000.00	$1,018.35	1.35%	$6.85
Class R-2 Shares	$1,000.00	$1,019.36	1.15%	$5.84
Class R-3 Shares	$1,000.00	$1,020.86	0.85%	$4.32

State Farm LifePath 2050 Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio Based on the Period July 1, 2012 to December 31, 2012*	Expenses Paid During Period July 1, 2012 to December 31, 2012**
Actual
Class A Shares	$1,000.00	$1,080.42	1.08%	$5.65
Class R-1 Shares	$1,000.00	$1,078.29	1.40%	$7.31
Class R-2 Shares	$1,000.00	$1,080.24	1.20%	$6.27
Hypothetical (5% return before expenses)
Class A Shares	$1,000.00	$1,019.71	1.08%	$5.48
Class R-1 Shares	$1,000.00	$1,018.10	1.40%	$7.10
Class R-2 Shares	$1,000.00	$1,019.10	1.20%	$6.09

*	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.
**	Expenses are equal to the Fund’s annualized expense ratio (provided in the table) multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period).

[5]	Ratio reflects the expenses of both the Fund and its corresponding Master Portfolio.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (97.87%)
Consumer Discretionary (17.33%)
Advance Auto Parts Inc.	24,475	$1,770,766
AutoZone Inc. (a)	5,600	1,984,808
Chipotle Mexican Grill Inc. (a)	3,700	1,100,602
Comcast Corp. Class A	137,400	5,136,012
Delphi Automotive PLC (a)	50,200	1,920,150
Dollar General Corp. (a)	33,800	1,490,242
Dollar Tree Inc. (a)	18,800	762,528
Ford Motor Co.	129,200	1,673,140
GAP Inc., The	43,700	1,356,448
General Motors Co. (a)	135,000	3,892,050
Genuine Parts Co.	23,500	1,494,130
H&R Block Inc.	49,200	913,644
Hanesbrands Inc. (a)	33,900	1,214,298
Home Depot Inc., The	31,400	1,942,090
Limited Brands Inc.	17,700	832,962
Macy’s Inc.	44,500	1,736,390
McDonald’s Corp.	18,900	1,667,169
PetSmart Inc.	11,200	765,408
Polaris Industries Inc.	17,800	1,497,870
PVH Corp.	13,400	1,487,534
Ross Stores Inc.	22,600	1,223,790
Sally Beauty Holdings Inc. (a)	59,600	1,404,772
Starbucks Corp.	27,300	1,463,826
Target Corp.	48,200	2,851,994
Tempur-Pedic International Inc. (a)	18,000	566,820
Time Warner Inc.	69,500	3,324,185
TJX Companies Inc.	43,000	1,825,350
Tractor Supply Co.	11,500	1,016,140
Ulta Salon, Cosmetics & Fragrance Inc.	17,300	1,699,898
Walt Disney Co., The	58,900	2,932,631
Wynn Resorts Ltd.	14,000	1,574,860

		54,522,507

Consumer Staples (9.74%)
Brown-Forman Corp. Class B	31,500	1,992,375
Church & Dwight Co. Inc.	29,600	1,585,672
Coca-Cola Co., The	44,000	1,595,000
Colgate-Palmolive Co.	15,400	1,609,916
Costco Wholesale Corp.	18,000	1,777,860
CVS Caremark Corp.	63,600	3,075,060
General Mills Inc.	117,500	4,748,175
Herbalife Ltd.	21,600	711,504
Kimberly-Clark Corp.	20,800	1,756,144
Monster Beverage Corp. (a)	25,200	1,332,576
PepsiCo Inc.	44,700	3,058,821
Procter & Gamble Co., The	18,000	1,222,020
Wal-Mart Stores Inc.	65,100	4,441,773
Whole Foods Market Inc.	19,000	1,735,270

		30,642,166

Energy (8.10%)
Anadarko Petroleum Corp.	40,800	3,031,848
Chevron Corp.	37,700	4,076,878
ConocoPhillips	20,400	1,182,996
Denbury Resources Inc. (a)	93,700	1,517,940
Diamond Offshore Drilling Inc.	15,300	1,039,788

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
EQT Corp.	52,400	$3,090,552
HollyFrontier Corp.	41,800	1,945,790
Marathon Oil Corp.	105,000	3,219,300
Marathon Petroleum Corp.	32,100	2,022,300
Occidental Petroleum Corp.	56,600	4,336,126

		25,463,518

Financials (12.55%)
ACE Ltd.	40,900	3,263,820
Aflac Inc.	64,700	3,436,864
American International Group Inc. (a)	92,100	3,251,130
American Tower Corp.	21,100	1,630,397
Ameriprise Financial Inc.	25,300	1,584,539
Arch Capital Group Ltd. (a)	37,000	1,628,740
Bank of America Corp.	306,700	3,557,720
CIT Group Inc. (a)	74,300	2,870,952
Discover Financial Services	50,700	1,954,485
Hartford Financial Services Group Inc., The	69,800	1,566,312
JPMorgan Chase & Co.	71,100	3,126,267
MetLife Inc.	95,800	3,155,652
Moody’s Corp.	32,900	1,655,528
Travelers Companies Inc., The	21,000	1,508,220
Wells Fargo & Co.	106,800	3,650,424
Weyerhaeuser Co.	58,400	1,624,688

		39,465,738

Health Care (14.64%)
Abbott Laboratories	70,300	4,604,650
Allergan Inc.	16,200	1,486,026
Amgen Inc.	38,800	3,349,216
Baxter International Inc.	47,000	3,133,020
Cardinal Health Inc.	76,500	3,150,270
Celgene Corp. (a)	19,500	1,535,040
Covidien PLC	56,100	3,239,214
DaVita HealthCare Partners Inc. (a)	17,100	1,890,063
HCA Holdings Inc.	58,600	1,767,962
Johnson & Johnson	64,600	4,528,460
McKesson Corp.	16,200	1,570,752
Merck & Co. Inc.	69,900	2,861,706
Novartis AG ADR	51,300	3,247,290
Pfizer Inc.	64,600	1,620,168
Regeneron Pharmaceuticals Inc. (a)	21,200	3,626,684
Teva Pharmaceutical Industries Ltd. Sponsored ADR	78,200	2,919,988
United Therapeutics Corp. (a)	28,700	1,533,154

		46,063,663

Industrials (9.42%)
Boeing Co., The	54,900	4,137,264
Cintas Corp.	37,900	1,550,110
CSX Corp.	54,700	1,079,231
Fastenal Co.	28,500	1,330,665
Flowserve Corp.	11,600	1,702,880
General Dynamics Corp.	44,200	3,061,734

88	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Honeywell International Inc.	52,100	$3,306,788
Precision Castparts Corp.	8,900	1,685,838
Snap-on Inc.	20,400	1,611,396
Southwest Airlines Co.	167,400	1,714,176
Textron Inc.	83,400	2,067,486
Union Pacific Corp.	24,800	3,117,856
United Continental Holdings Inc. (a)	68,400	1,599,192
WW Grainger Inc.	8,200	1,659,434

		29,624,050

Information Technology (18.16%)
Accenture PLC Class A	36,400	2,420,600
Alliance Data Systems Corp. (a)	16,900	2,446,444
Apple Inc.	10,100	5,383,603
Cisco Systems Inc.	234,100	4,600,065
Dell Inc.	90,000	911,700
EMC Corp. (a)	122,800	3,106,840
Google Inc. Class A (a)	3,500	2,482,795
Intel Corp.	170,000	3,507,100
International Business Machines Corp.	13,400	2,566,770
MasterCard Inc. Class A	5,700	2,800,296
Microsoft Corp.	195,300	5,220,369
NetSuite Inc. (a)	24,400	1,642,120
NeuStar Inc. Class A (a)	39,100	1,639,463
Oracle Corp.	162,700	5,421,164
Rackspace Hosting Inc. (a)	24,700	1,834,469
Seagate Technology PLC	58,600	1,786,128
TE Connectivity Ltd.	41,700	1,547,904
Visa Inc. Class A	15,000	2,273,700
Western Digital Corp.	60,300	2,562,147
Western Union Co.	108,900	1,482,129
Xilinx Inc.	41,700	1,497,030

		57,132,836

Materials (4.51%)
CF Industries Holdings Inc.	6,800	1,381,488
Cliffs Natural Resources Inc.	22,500	867,600
Dow Chemical Co., The	99,700	3,222,304
Rockwood Holdings Inc.	31,100	1,538,206
Sherwin-Williams Co., The	22,200	3,414,804
Valspar Corp., The	31,700	1,978,080
Westlake Chemical Corp.	22,600	1,792,180

		14,194,662

Telecommunication Services (2.47%)
tw telecom inc. (a)	118,500	3,018,195
Verizon Communications Inc.	38,400	1,661,568
Vodafone Group PLC Sponsored ADR	123,000	3,098,370

		7,778,133

	Shares	Value
Common Stocks (Cont.)
Utilities (0.95%)
American Electric Power Company Inc.	70,300	$3,000,404

		3,000,404

Total Common Stocks
(cost $256,684,444)		307,887,677

Short-term Investments (2.14%)
JPMorgan U.S. Government Money Market Fund	6,743,156	6,743,156

Total Short-term Investments
(cost $6,743,156)		6,743,156

TOTAL INVESTMENTS (100.01%)
(cost $263,427,600)		314,630,833
LIABILITIES, NET OF OTHER ASSETS (-0.01%)		(25,663)

NET ASSETS (100.00%)		$314,605,170

(a)	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes to financial statements.	89

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (98.04%)
Consumer Discretionary (18.91%)
AMC Networks Inc. Class A (a)	14,370	$711,315
Arctic Cat Inc. (a)	28,500	951,614
Brown Shoe Company Inc.	62,300	1,144,451
Cabela’s Inc. (a)	21,600	901,800
Conn’s Inc. (a)	52,400	1,607,632
Dick’s Sporting Goods Inc.	14,310	650,962
Dillard’s Inc. Class A	19,610	1,642,730
Discovery Communications Inc. Class A (a)	4,510	286,295
Dollar General Corp. (a)	27,260	1,201,893
DSW Inc. Class A	10,120	664,783
Dunkin’ Brands Group Inc.	24,720	820,210
Expedia Inc.	18,890	1,160,790
Foot Locker Inc.	25,980	834,478
Genesco Inc. (a)	14,600	803,000
GNC Holdings Inc. Class A	26,100	868,608
Hovnanian Enterprises Inc. Class A (a)	315,600	2,209,200
LIN TV Corp. Class A (a)	137,400	1,034,622
LKQ Corp. (a)	40,100	846,110
M/I Homes Inc. (a)	55,600	1,473,400
Macy’s Inc.	8,980	350,400
Men’s Wearhouse Inc., The	29,300	912,988
Meritage Homes Corp. (a)	25,200	941,220
Michael Kors Holdings Ltd. (a)	12,600	642,978
Mohawk Industries Inc. (a)	9,530	862,179
NACCO Industries Inc. Class A	19,200	1,165,248
Nordstrom Inc.	21,330	1,141,155
OfficeMax Inc.	115,400	1,126,304
Penske Automotive Group Inc.	41,500	1,248,735
PulteGroup Inc. (a)	50,580	918,533
Ryland Group Inc., The	34,700	1,266,550
Saga Communications Inc. Class A	11,225	521,962
Sinclair Broadcast Group Inc.
Class A	108,100	1,364,222
Standard Motor Products Inc.	40,600	902,132
Starwood Hotels & Resorts
Worldwide Inc.	9,380	538,037
Town Sports International
Holdings Inc.	38,100	405,765
Tractor Supply Co.	8,230	727,203
Ulta Salon, Cosmetics & Fragrance Inc.	9,080	892,201
Under Armour Inc. Class A (a)	16,380	794,921
VF Corp.	4,290	647,661

		37,184,287

Consumer Staples (4.34%)
Beam Inc.	14,960	913,907
Cal-Maine Foods Inc.	24,400	981,368
Church & Dwight Co. Inc.	15,090	808,371
Energizer Holdings Inc.	6,310	504,674
Flowers Foods Inc.	20,010	465,633
Herbalife Ltd.	9,380	308,977
Nash Finch Co.	32,300	687,344
Nu Skin Enterprises Inc. Class A	12,440	460,902
Pantry Inc., The (a)	36,200	439,106
Safeway Inc.	67,760	1,225,778

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Susser Holdings Corp. (a)	26,900	$927,781
Weis Markets Inc.	20,600	806,902

		8,530,743

Energy (5.67%)
Bristow Group Inc.	18,900	1,014,175
Cameron International Corp. (a)	35,890	2,026,349
Cloud Peak Energy Inc. (a)	51,300	991,629
Energy XXI (Bermuda) Ltd.	26,380	849,172
Ensco PLC Class A	12,850	761,748
Helix Energy Solutions Group Inc. (a)	57,400	1,184,736
Noble Energy Inc.	12,780	1,300,237
Oceaneering International Inc.	11,570	622,350
Pioneer Energy Services Corp. (a)	83,100	603,306
Swift Energy Co. (a)	13,300	204,687
Western Refining Inc.	47,600	1,341,844
Westmoreland Coal Co. (a)	27,700	258,718

		11,158,951

Financials (22.74%)
Affiliated Managers Group Inc. (a)	6,260	814,739
Agree Realty Corp.	20,400	546,516
American Campus Communities Inc.	10,370	478,368
American Tower Corp.	11,575	894,400
Argo Group International
Holdings Ltd.	20,800	698,672
Arlington Asset Investment Corp. Class A	25,000	519,250
Armour Residential REIT Inc.	119,300	771,871
Bancorp Inc., The (a)	47,200	517,784
BioMed Realty Trust Inc.	44,000	850,520
Brookline Bancorp Inc.	110,000	935,000
Calamos Asset Management Inc. Class A	27,900	294,903
CBRE Group Inc. (a)	61,580	1,225,442
CIT Group Inc. (a)	27,080	1,046,371
City Holding Co.	24,400	850,340
Community Bank System Inc.	36,600	1,001,376
Discover Financial Services	7,490	288,740
Education Realty Trust Inc.	80,300	854,392
F.N.B. Corp.	75,000	796,500
First American Financial Corp.	41,700	1,004,553
First Industrial Realty Trust Inc. (a)	70,800	996,864
First Republic Bank	19,990	655,272
Franklin Financial Corp.	17,300	286,834
Gramercy Capital Corp. (a)	196,900	578,886
Heritage Financial Corp.	18,600	273,234
Homeowners Choice Inc.	37,800	785,862
Interactive Brokers Group Inc. Class A	43,300	592,344
Invesco Ltd.	41,500	1,082,735
iStar Financial Inc. (a)	104,300	850,045
Jones Lang LaSalle Inc.	14,410	1,209,575
LaSalle Hotel Properties	26,610	675,628
Merchants Bancshares Inc.	9,200	246,284
MPG Office Trust Inc. (a)	235,100	724,108

90	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
National Retail Properties Inc.	34,100	$1,063,920
Northwest Bancshares Inc.	77,400	939,636
Ocwen Financial Corp. (a)	41,630	1,439,982
OmniAmerican Bancorp Inc. (a)	13,200	305,316
One Liberty Properties Inc.	49,249	999,262
Oritani Financial Corp.	41,400	634,248
Platinum Underwriters Holdings Ltd.	23,900	1,099,400
Primerica Inc.	39,300	1,179,393
ProAssurance Corp.	22,600	953,494
Raymond James Financial Inc.	36,530	1,407,501
Renasant Corp.	26,100	499,554
Retail Opportunity Investments Corp.	76,300	981,218
RLI Corp.	12,600	814,716
Rockville Financial Inc.	38,800	500,520
Sabra Health Care REIT Inc.	22,200	482,184
Stewart Information Services Corp.	22,400	582,400
SunTrust Banks Inc.	43,250	1,226,138
Symetra Financial Corp.	90,500	1,174,690
T. Rowe Price Group Inc.	10,190	663,675
Taylor Capital Group Inc. (a)	51,800	934,990
United Fire Group Inc.	23,400	511,056
Universal Insurance Holdings Inc.	77,400	339,012
Weingarten Realty Investors	31,458	842,131
Weyerhaeuser Co.	34,720	965,910
Wintrust Financial Corp.	22,100	811,070

		44,698,824

Health Care (8.66%)
Alexion Pharmaceuticals Inc. (a)	4,550	426,836
AMN Healthcare Services Inc. (a)	90,800	1,048,740
ARIAD Pharmaceuticals Inc. (a)	34,220	656,340
Cambrex Corp. (a)	70,100	797,738
Catamaran Corp. (a)	10,970	516,797
Cooper Companies Inc., The	10,140	937,747
Cubist Pharmaceuticals Inc. (a)	17,780	747,827
DaVita HealthCare Partners Inc. (a)	2,590	286,273
Edwards Lifesciences Corp. (a)	11,450	1,032,446
Hologic Inc. (a)	56,540	1,132,496
Illumina Inc. (a)	23,090	1,283,573
Intuitive Surgical Inc. (a)	1,790	877,762
Kindred Healthcare Inc. (a)	74,900	810,418
Maxygen Inc.	60,800	149,568
PDL BioPharma Inc.	131,300	925,665
PerkinElmer Inc.	9,080	288,199
Perrigo Co.	7,190	747,976
Salix Pharmaceuticals Ltd. (a)	11,840	479,283
Select Medical Holdings Corp.	86,900	819,467
Shire PLC ADR	7,500	691,350
Skilled Healthcare Group Inc. Class A (a)	125,600	800,072
Triple-S Management Corp. Class B (a)	22,600	417,422
Watson Pharmaceuticals Inc. (a)	13,310	1,144,660

		17,018,655

Industrials (16.98%)
AMERCO	9,800	1,242,738

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
American Woodmark Corp. (a)	35,100	$976,482
AMETEK Inc.	19,385	728,294
B/E Aerospace Inc. (a)	27,590	1,362,946
CBIZ Inc. (a)	63,900	377,649
Cenveo Inc. (a)	177,200	478,440
Chicago Bridge & Iron Co. N.V. NY Reg. Shares	25,810	1,196,294
Cubic Corp.	19,500	935,415
Cummins Inc.	10,190	1,104,086
Eaton Corp. PLC	22,750	1,233,050
Energy Solutions Inc. (a)	306,400	955,968
Fluor Corp.	16,240	953,938
Fortune Brands Home & Security Inc. (a)	44,360	1,296,199
GenCorp Inc. (a)	137,200	1,255,380
Hawaiian Holdings Inc. (a)	162,200	1,065,654
Heartland Express Inc.	66,100	863,927
Kansas City Southern	13,240	1,105,275
NCI Building Systems Inc. (a)	63,800	886,820
Precision Castparts Corp.	4,615	874,173
Quanta Services Inc. (a)	38,600	1,053,394
Republic Airways Holdings Inc. (a)	140,200	796,336
Rockwell Automation Inc.	11,440	960,846
Saia Inc. (a)	47,000	1,086,640
Standex International Corp.	12,300	630,867
Stericycle Inc. (a)	12,010	1,120,173
Triumph Group Inc.	31,680	2,068,704
United Rentals Inc. (a)	79,600	3,623,392
US Airways Group Inc. (a)	92,700	1,251,450
Valmont Industries Inc.	3,840	524,352
Verisk Analytics Inc. Class A (a)	12,090	616,590
Wabtec Corp.	8,670	758,972

		33,384,444

Information Technology (10.95%)
Akamai Technologies Inc. (a)	22,620	925,384
Amkor Technology Inc. (a)	186,900	794,325
Avago Technologies Ltd.	29,870	945,684
CACI International Inc. Class A (a)	15,000	825,450
Citrix Systems Inc. (a)	14,720	967,840
CommVault Systems Inc. (a)	6,580	458,692
F5 Networks Inc. (a)	9,965	968,100
FleetCor Technologies Inc. (a)	22,480	1,206,052
Fortinet Inc. (a)	41,220	868,505
Fusion-io Inc. (a)	22,890	524,868
Insight Enterprises Inc. (a)	62,700	1,089,099
Intuit Inc.	23,560	1,401,820
j2 Global Inc.	32,200	984,676
JDS Uniphase Corp. (a)	35,900	486,086
LSI Corp. (a)	178,640	1,264,771
Maxim Integrated Products Inc.	25,520	750,288
MICROS Systems Inc. (a)	15,010	637,024
NICE Systems Ltd. Sponsored ADR (a)	16,320	546,394
Red Hat Inc. (a)	11,490	608,510
Riverbed Technology Inc. (a)	33,800	666,536
SolarWinds Inc. (a)	9,040	474,148

See accompanying notes to financial statements.	91

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Symmetricom Inc. (a)	70,200	$405,054
Teradata Corp. (a)	8,010	495,739
Trimble Navigation Ltd. (a)	23,440	1,401,243
Unisys Corp. (a)	49,200	851,160
Vantiv Inc. Class A (a)	28,170	575,231
Workday Inc. Class A (a)	7,430	404,935

		21,527,614

Materials (4.99%)
Airgas Inc.	11,080	1,011,493
American Vanguard Corp.	65,500	2,035,085
Carpenter Technology Corp.	17,500	903,525
Ecolab Inc.	18,950	1,362,505
Landec Corp. (a)	65,000	616,850
Myers Industries Inc.	55,100	834,765
Neenah Paper Inc.	33,200	945,204
P. H. Glatfelter Co.	50,100	875,748
Valspar Corp., The	19,570	1,221,168

		9,806,343

Telecommunication Services (1.14%)
SBA Communications Corp. Class A (a)	20,900	1,484,318
Vonage Holdings Corp. (a)	316,800	750,816

		2,235,134

Utilities (3.66%)
American States Water Co.	22,800	1,093,944
American Water Works Co. Inc.	28,090	1,042,982
El Paso Electric Co.	30,300	966,873
ITC Holdings Corp.	6,050	465,306
Laclede Group Inc., The	17,100	660,231
MGE Energy Inc.	13,500	687,825
NiSource Inc.	35,370	880,359
Otter Tail Corp.	40,400	1,010,000
Unitil Corp.	15,000	388,800

		7,196,320

Total Common Stocks
(cost $166,337,884)		192,741,315

	Shares	Value
Registered Investment Companies (0.49%)
Financials (0.49%)
Fidus Investment Corp.	24,000	$394,800
Fifth Street Finance Corp.	54,900	572,058

		966,858

Total Registered Investment Companies
(cost $956,041)		966,858

Short-term Investments (1.57%)
JPMorgan U.S. Government Money
Market Fund	3,073,209	3,073,209

Total Short-term Investments
(cost $3,073,209)		3,073,209

TOTAL INVESTMENTS (100.10%)
(cost $170,367,134)		196,781,382
LIABILITIES, NET OF OTHER ASSETS (-0.10%)		(191,592)

NET ASSETS (100.00%)		$196,589,790

(a)	Non-income producing security.

ADR – American Depositary Receipt

92	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (a) (96.85%)
Argentina (0.56%)
MercadoLibre Inc.	8,725	$685,523

Australia (1.00%)
BHP Billiton PLC	34,688	1,223,566

Austria (0.46%)
Erste Group Bank AG (b)	17,777	565,212

Belgium (2.51%)
Anheuser-Busch InBev NV	35,149	3,060,935

Brazil (1.05%)
BR Malls Participacoes SA	45,400	599,125
Itau Unibanco Holding SA ADR	41,244	678,876

		1,278,001

Canada (1.63%)
Canadian National Railway Co.	9,707	883,434
Imax Corp. (b)	23,263	522,952
Potash Corporation of Saskatchewan Inc.	14,242	579,507

		1,985,893

China (2.87%)
Baidu Inc. Sponsored ADR (b)	16,506	1,655,387
China Mobile Ltd.	86,500	1,017,906
PetroChina Company Ltd. H	569,000	817,887

		3,491,180

Denmark (2.19%)
Novo Nordisk A/S Class B	16,355	2,663,193

France (9.84%)
Accor SA	17,180	612,759
AXA SA	82,343	1,478,533
BNP Paribas SA	14,445	822,354
Compagnie de Saint-Gobain	8,955	384,562
DANONE SA	13,964	922,870
Essilor International SA	5,906	595,663
JC Decaux SA	17,887	426,944
Legrand SA	7,227	306,685
L’Oreal SA	7,020	976,780
Pernod Ricard SA	15,784	1,831,274
Schneider Electric SA	28,117	2,059,309
Unibail-Rodamco SE	6,464	1,567,540

		11,985,273

Germany (6.96%)
Adidas AG	10,380	926,407
Allianz SE Reg.	8,735	1,217,633
Bayerische Motoren Werke (BMW) AG	15,430	1,501,508
Daimler AG Registered Shares	15,830	871,529
Kabel Deutschland Holding AG	16,232	1,221,710
Linde AG	8,095	1,416,206

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
SAP AG	16,360	$1,315,551

		8,470,544

Hong Kong (4.41%)
AIA Group Ltd.	387,600	1,537,352
Cheung Kong Holdings Ltd.	64,000	995,801
China Unicom (Hong Kong) Ltd.	486,000	788,928
CNOOC Ltd.	351,000	773,257
Hang Lung Properties Ltd.	316,000	1,271,715

		5,367,053

Ireland (1.59%)
Accenture PLC Class A	8,514	566,181
Seagate Technology PLC	45,056	1,373,307

		1,939,488

Israel (1.21%)
Check Point Software Technologies Ltd. (b)	30,980	1,475,887

Japan (12.30%)
Canon Inc.	41,300	1,600,777
DeNA Co. Ltd.	23,300	768,640
Fanuc Corp.	16,400	3,051,211
Honda Motor Co. Ltd.	31,800	1,177,701
Hoya Corp.	46,600	918,203
Japan Tobacco Inc.	44,736	1,263,763
Komatsu Ltd.	46,500	1,193,208
Marubeni Corp.	105,000	753,400
Mizuho Financial Group Inc.	499,100	915,092
Rakuten Inc.	152,500	1,189,264
SMC Corp.	4,800	871,941
Toyota Motor Corp.	27,400	1,279,474

		14,982,674

Malaysia (1.35%)
Genting Berhad	268,000	810,209
Sime Darby Berhad	266,900	833,567

		1,643,776

Mexico (0.52%)
Grupo Financiero Santander Mexico SAB de CV ADR Class B (b)	38,848	628,561

Netherlands (4.26%)
Heineken NV	4,777	320,267
LyondellBasell Industries NV Class A	31,139	1,777,726
Royal Dutch Shell PLC Class A	29,124	1,002,454
Yandex NV Class A (b)	54,410	1,173,624
Ziggo NV	27,887	913,593

		5,187,664

See accompanying notes to financial statements.	93

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Norway (0.59%)
Seadrill Ltd.	19,474	$717,459

Portugal (0.26%)
Jeronimo Martins SGPS SA	16,220	313,636

Singapore (1.20%)
DBS Group Holdings Ltd.	55,068	676,043
United Overseas Bank Ltd.	47,841	784,785

		1,460,828

South Korea (1.33%)
Samsung Electronics Co. Ltd.	1,127	1,619,273

Sweden (4.36%)
Atlas Copco AB Class A	56,400	1,563,986
Elekta AB B Shares	40,128	627,666
Investor AB B Shares	24,400	640,992
Millicom International Cellular
SA SDR	11,068	960,711
Sandvik AB	54,887	882,130
Volvo AB B Shares	46,130	636,095

		5,311,580

Switzerland (11.33%)
ABB Ltd. Reg. (b)	40,124	832,072
Compagnie Financiere Richemont SA Class A	15,454	1,213,070
Holcim Ltd. Reg. (b)	12,637	930,779
Nestle SA Reg.	45,599	2,975,036
Novartis AG	17,584	1,110,839
Roche Holding AG	15,049	3,042,624
Swatch Group AG, The	1,376	697,775
Syngenta AG Reg.	2,892	1,168,328
UBS AG Reg. (b)	116,628	1,825,096

		13,795,619

Taiwan (1.41%)
Taiwan Semiconductor Manufacturing
Company Ltd. Sponsored ADR	99,936	1,714,902

United Kingdom (18.82%)
Anglo American PLC	23,754	748,800
ARM Holdings PLC	70,996	896,590
Barclays PLC	188,820	820,230
BG Group PLC	53,299	889,016
British American Tobacco PLC	36,671	1,864,169
British Sky Broadcasting Group PLC	118,520	1,494,822
CRH PLC	28,241	583,430
Diageo PLC	100,459	2,926,030
Imperial Tobacco Group PLC	27,732	1,075,212
InterContinental Hotels Group PLC	43,827	1,228,924
Lloyds Banking Group PLC (b)	409,219	326,104
Next PLC	10,716	650,487
Pearson PLC	30,198	588,606
Rolls-Royce Holdings PLC (b)	151,441	2,172,176

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Rolls-Royce Holdings PLC Class C
Entitlement Shares (b) (c)	5,055,292	$8,212
Shire PLC	44,020	1,354,104
Standard Chartered PLC	67,007	1,734,124
Telecity Group PLC	51,416	664,008
Tullow Oil PLC	47,186	983,705
Whitbread PLC	15,111	607,228
Xstrata PLC	75,049	1,310,040

		22,926,017

United States (2.84%)
Freeport-McMoRan Copper & Gold Inc.	32,275	1,103,805
Perrigo Co.	11,490	1,195,305
Wynn Resorts Ltd.	10,272	1,155,497

		3,454,607

Total Common Stocks
(cost $93,122,107)		117,948,344

Preferred Stocks (a) (1.08%)
Brazil (1.08%)
Banco Bradesco SA Pfd.	58,109	998,141
Petroleo Brasileiro SA Pfd.	33,000	314,608

		1,312,749

Total Preferred Stocks
(cost $1,616,564)		1,312,749
Short-term Investments (2.14%)
State Street Institutional U.S.
Government Money Market Fund	2,611,792	2,611,792

Total Short-term Investments
(cost $2,611,792)		2,611,792

TOTAL INVESTMENTS (100.07%)
(cost $97,350,463)		121,872,885
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.07%)		(90,024)

NET ASSETS (100.00%)		$121,782,861

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.
(b)	Non-income producing security.
(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

ADR – American Depositary Receipt

SDR – Swedish Depositary Receipt

94	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$26,631,914	21.85
British Pound	24,149,583	19.82
United States Dollar	19,782,266	16.23
Japanese Yen	14,982,674	12.29
Swiss Franc	13,795,619	11.32
Hong Kong Dollar	7,202,846	5.91
Swedish Krona	5,311,580	4.36
Danish Krone	2,663,193	2.18
Brazilian Real	1,911,874	1.57
Malaysian Ringgit	1,643,776	1.35
South Korean Won	1,619,273	1.33
Singapore Dollar	1,460,828	1.20
Norwegian Krone	717,459	0.59

Total Investments	$121,872,885	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$20,083,309	16.49
Consumer Discretionary	18,176,866	14.93
Consumer Staples	17,529,972	14.39
Industrials	16,431,988	13.49
Information Technology	16,427,853	13.49
Materials	10,842,187	8.90
Health Care	10,589,394	8.70
Energy	5,498,386	4.52
Telecommunication Services	3,681,138	3.02

Total Stocks	119,261,093	97.93
Short-term Investments	2,611,792	2.14
Liabilities, Net of Cash and Other Assets	(90,024)	(0.07)

Net Assets	$121,782,861	100.00%

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

Currency	Counterparty	Settlement Date	Foreign amount Purchased (Sold)	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
Japanese Yen	State Street Bank and Trust Company	01/08/2013	8,721,877	$(101,376)	$—	$(702)
Euro	State Street Bank and Trust Company	01/02/2013	(2,907)	3,832	—	(6)

Total					$—	$(708)

See accompanying notes to financial statements.	95

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (97.97%)
Consumer Discretionary (11.27%)
Abercrombie & Fitch Co. Class A	4,049	$194,232
Amazon.com Inc. (a) (b)	17,708	4,447,187
Apollo Group Inc. Class A (b)	4,841	101,274
AutoNation Inc. (b)	1,853	73,564
AutoZone Inc. (b)	1,810	641,518
Bed Bath & Beyond Inc. (b)	11,151	623,452
Best Buy Company Inc.	13,180	156,183
Big Lots Inc. (b)	2,857	81,310
BorgWarner Inc. (b)	5,709	408,879
Cablevision Systems Corp. Class A	10,575	157,990
CarMax Inc. (b)	11,168	419,247
Carnival Corp.	21,772	800,556
CBS Corp. Class B	28,860	1,098,123
Chipotle Mexican Grill Inc. (b)	1,534	456,304
Coach Inc.	13,852	768,925
Comcast Corp. Class A	129,848	4,853,718
Darden Restaurants Inc.	6,270	282,589
Delphi Automotive PLC (b)	14,413	551,297
DIRECTV (b)	30,120	1,510,819
Discovery Communications Inc. Class A (b)	11,856	752,619
Dollar General Corp. (b)	12,871	567,482
Dollar Tree Inc. (b)	11,107	450,500
DR Horton Inc.	13,611	269,226
Expedia Inc.	4,573	281,011
Family Dollar Stores Inc.	4,653	295,047
Ford Motor Co.	186,273	2,412,235
Fossil Inc. (b)	2,625	244,388
GameStop Corp. Class A	5,921	148,558
Gannett Co. Inc.	11,170	201,172
GAP Inc., The	14,504	450,204
Garmin Ltd.	5,352	218,469
Genuine Parts Co.	7,570	481,301
Goodyear Tire & Rubber Co., The (b)	11,981	165,458
H&R Block Inc.	13,269	246,405
Harley-Davidson Inc.	11,012	537,826
Harman International Industries Inc.	3,319	148,160
Hasbro Inc.	5,632	202,189
Home Depot Inc., The	73,062	4,518,885
International Game Technology	12,813	181,560
Interpublic Group of Companies Inc., The	21,092	232,434
J.C. Penney Company Inc.	6,839	134,797
Johnson Controls Inc.	33,395	1,025,226
Kohl’s Corp.	10,350	444,843
Leggett & Platt Inc.	6,878	187,219
Lennar Corp.	8,005	309,553
Limited Brands Inc.	11,683	549,802
Lowe’s Companies Inc.	54,945	1,951,646
Macy’s Inc.	19,310	753,476
Marriott International Inc. Class A	12,078	450,147
Mattel Inc.	16,751	613,422
McDonald’s Corp.	49,059	4,327,494
McGraw-Hill Companies Inc., The	13,559	741,271
Netflix Inc. (b)	2,708	251,248
Newell Rubbermaid Inc.	14,023	312,292
News Corp. Class A	98,513	2,516,022

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
NIKE Inc. Class B	35,658	$1,839,953
Nordstrom Inc.	7,423	397,130
Omnicom Group Inc.	12,897	644,334
O’Reilly Automotive Inc. (b)	5,703	509,962
PetSmart Inc.	5,258	359,332
Priceline.com Inc. (b)	2,436	1,513,243
PulteGroup Inc. (b)	16,576	301,020
Ralph Lauren Corp.	2,991	448,411
Ross Stores Inc.	10,855	587,798
Scripps Networks Interactive Class A	4,236	245,349
Staples Inc.	32,809	374,023
Starbucks Corp.	36,456	1,954,771
Starwood Hotels & Resorts Worldwide Inc.	9,565	548,648
Target Corp.	31,794	1,881,251
Tiffany & Co.	5,812	333,260
Time Warner Cable Inc.	14,750	1,433,552
Time Warner Inc.	46,260	2,212,616
TJX Companies Inc.	35,624	1,512,239
TripAdvisor Inc. (b)	5,369	225,283
Urban Outfitters Inc. (b)	5,276	207,663
VF Corp.	4,303	649,624
Viacom Inc. Class B	22,711	1,197,778
Walt Disney Co., The	86,594	4,311,515
Washington Post Co., The	224	81,807
Whirlpool Corp.	3,798	386,446
Wyndham Worldwide Corp.	6,899	367,096
Wynn Resorts Ltd.	3,885	437,024
Yum! Brands Inc.	22,070	1,465,448

		71,627,330

Consumer Staples (10.40%)
Altria Group Inc.	98,950	3,109,009
Archer-Daniels-Midland Co.	32,160	880,862
Avon Products Inc.	20,996	301,502
Beam Inc.	7,764	474,303
Brown-Forman Corp. Class B	7,396	467,797
Campbell Soup Co.	8,723	304,345
Clorox Co., The	6,367	466,192
Coca-Cola Co., The	188,494	6,832,908
Coca-Cola Enterprises Inc.	13,280	421,374
Colgate-Palmolive Co.	21,700	2,268,518
ConAgra Foods Inc.	19,893	586,844
Constellation Brands Inc. (b)	7,381	261,214
Costco Wholesale Corp.	21,127	2,086,714
CVS Caremark Corp.	61,029	2,950,752
Dean Foods Co. (b)	9,088	150,043
Dr. Pepper Snapple Group Inc.	10,155	448,648
Estee Lauder Companies Inc. Class A, The	11,720	701,559
General Mills Inc.	31,516	1,273,562
H.J. Heinz Co.	15,659	903,211
Hershey Co., The	7,317	528,434
Hormel Foods Corp.	6,607	206,204
J.M. Smucker Co., The	5,310	457,934
Kellogg Co.	12,074	674,333

96	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Kimberly-Clark Corp.	19,115	$1,613,879
Kraft Foods Group Inc.	28,937	1,315,765
Kroger Co., The	26,130	679,903
Lorillard Inc.	6,321	737,471
McCormick & Co. Inc.	6,465	410,721
Mead Johnson Nutrition Co. Class A	9,911	653,036
Molson Coors Brewing Co. Class B	7,600	325,204
Mondelez International Inc. Class A	86,823	2,211,382
Monster Beverage Corp. (b)	7,437	393,269
PepsiCo Inc.	75,588	5,172,487
Philip Morris International Inc.	81,636	6,828,035
Procter & Gamble Co., The	133,618	9,071,326
Reynolds American Inc.	15,795	654,387
Safeway Inc.	11,670	211,110
Sysco Corp.	28,705	908,800
Tyson Foods Inc.	14,029	272,163
Walgreen Co.	41,967	1,553,199
Wal-Mart Stores Inc.	81,735	5,576,779
Whole Foods Market Inc.	8,425	769,455

		66,114,633

Energy (10.76%)
Anadarko Petroleum Corp.	24,415	1,814,279
Apache Corp.	19,115	1,500,528
Baker Hughes Inc.	21,469	876,794
Cabot Oil & Gas Corp.	10,246	509,636
Cameron International Corp. (b)	12,045	680,061
Chesapeake Energy Corp.	25,295	420,403
Chevron Corp.	95,646	10,343,158
ConocoPhillips	59,314	3,439,619
CONSOL Energy Inc.	11,052	354,769
Denbury Resources Inc. (b)	19,049	308,594
Devon Energy Corp.	18,394	957,224
Diamond Offshore Drilling Inc.	3,387	230,181
Ensco PLC Class A	11,340	672,235
EOG Resources Inc.	13,233	1,598,414
EQT Corp.	7,331	432,382
Exxon Mobil Corp.	222,819	19,284,984
FMC Technologies Inc. (b)	11,628	498,027
Halliburton Co.	45,332	1,572,567
Helmerich & Payne Inc.	5,166	289,348
Hess Corp.	14,509	768,397
Kinder Morgan Inc.	30,886	1,091,202
Marathon Oil Corp.	34,501	1,057,801
Marathon Petroleum Corp.	16,565	1,043,595
Murphy Oil Corp.	9,011	536,605
Nabors Industries Ltd. (b)	14,143	204,366
National-Oilwell Varco Inc.	20,853	1,425,303
Newfield Exploration Co. (b)	6,563	175,757
Noble Corp.	12,331	429,365
Noble Energy Inc.	8,687	883,815
Occidental Petroleum Corp.	39,587	3,032,760
Peabody Energy Corp.	13,090	348,325
Phillips 66	30,571	1,623,320
Pioneer Natural Resources Co.	6,016	641,245
QEP Resources Inc.	8,681	262,774
Range Resources Corp.	7,937	498,682

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Rowan Companies PLC Class A (b)	6,047	$189,090
Schlumberger Ltd.	64,872	4,494,981
Southwestern Energy Co. (b)	17,056	569,841
Spectra Energy Corp.	32,514	890,233
Tesoro Corp.	6,815	300,201
Valero Energy Corp.	27,032	922,332
Williams Companies Inc., The	32,910	1,077,473
WPX Energy Inc. (b)	9,776	145,467

		68,396,133

Financials (15.28%)
ACE Ltd.	16,599	1,324,600
Aflac Inc.	22,903	1,216,606
Allstate Corp., The	23,528	945,120
American Express Co.	47,569	2,734,266
American International Group Inc. (b)	72,130	2,546,189
American Tower Corp.	19,312	1,492,238
Ameriprise Financial Inc.	10,109	633,127
Aon PLC	15,561	865,192
Apartment Investment and Management Co.	7,168	193,966
Assurant Inc.	3,890	134,983
AvalonBay Communities Inc.	5,585	757,270
Bank of America Corp.	526,688	6,109,581
Bank of New York Mellon Corp.	57,085	1,467,084
BB&T Corp.	34,169	994,660
Berkshire Hathaway Inc. Class B (b)	89,139	7,995,768
BlackRock Inc.	6,137	1,268,579
Boston Properties Inc.	7,367	779,502
Capital One Financial Corp.	28,416	1,646,139
CBRE Group Inc. (b)	14,737	293,266
Charles Schwab Corp., The	53,543	768,877
Chubb Corp., The	12,815	965,226
Cincinnati Financial Corp.	7,143	279,720
Citigroup Inc.	143,302	5,669,027
CME Group Inc.	14,976	759,433
Comerica Inc.	9,343	283,467
Discover Financial Services	24,702	952,262
E*TRADE Financial Corp. (b)	12,500	111,875
Equity Residential	15,711	890,342
Fifth Third Bancorp	44,122	670,213
First Horizon National Corp.	12,096	119,871
Franklin Resources Inc.	6,739	847,092
Genworth Financial Inc. Class A (b)	23,939	179,782
Goldman Sachs Group Inc., The	21,619	2,757,720
Hartford Financial Services Group Inc., The	21,292	477,792
HCP Inc.	22,077	997,439
Healthcare Realty Trust Inc.	12,679	777,096
Host Hotels & Resorts Inc.	35,374	554,311
Hudson City Bancorp Inc.	23,412	190,340
Huntington Bancshares Inc.	41,697	266,444
IntercontinentalExchange Inc. (b)	3,549	439,402
Invesco Ltd.	21,674	565,475
JPMorgan Chase & Co.	185,768	8,168,219
KeyCorp	45,642	384,306
Kimco Realty Corp.	19,977	385,956

See accompanying notes to financial statements.	97

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Legg Mason Inc.	5,881	$151,259
Leucadia National Corp.	9,652	229,621
Lincoln National Corp.	13,511	349,935
Loews Corp.	15,179	618,544
M&T Bank Corp.	5,937	584,616
Marsh & McLennan Companies Inc.	26,585	916,385
MetLife Inc.	53,300	1,755,702
Moody’s Corp.	9,464	476,228
Morgan Stanley	67,505	1,290,696
NASDAQ OMX Group Inc., The	5,899	147,534
Northern Trust Corp.	10,650	534,204
NYSE Euronext	11,801	372,204
People’s United Financial Inc.	16,948	204,901
Plum Creek Timber Co. Inc.	7,858	348,659
PNC Financial Services Group Inc.	25,847	1,507,139
Principal Financial Group Inc.	13,486	384,621
Progressive Corp., The	27,158	573,034
ProLogis Inc.	22,506	821,244
Prudential Financial Inc.	22,663	1,208,618
Public Storage	7,042	1,020,808
Regions Financial Corp.	68,967	491,045
Simon Property Group Inc.	15,115	2,389,530
SLM Corp.	22,518	385,733
State Street Corp.	23,058	1,083,957
SunTrust Banks Inc.	26,309	745,860
T. Rowe Price Group Inc.	12,445	810,543
Torchmark Corp.	4,674	241,506
Travelers Companies Inc., The	18,633	1,338,222
Unum Group	13,439	279,800
US Bancorp	91,876	2,934,519
Ventas Inc.	14,433	934,104
Vornado Realty Trust	8,270	662,262
Wells Fargo & Co.	239,248	8,177,497
Weyerhaeuser Co.	26,440	735,561
XL Group PLC	14,665	367,505
Zions Bancorporation	8,968	191,915

		97,125,334

Health Care (11.77%)
Abbott Laboratories	77,240	5,059,220
Aetna Inc.	16,337	756,403
Agilent Technologies Inc.	17,012	696,471
Alexion Pharmaceuticals Inc. (b)	9,488	890,069
Allergan Inc.	15,023	1,378,060
AmerisourceBergen Corp.	12,134	523,946
Amgen Inc.	37,495	3,236,568
Baxter International Inc.	26,839	1,789,088
Becton, Dickinson and Co.	9,595	750,233
Biogen Idec Inc. (b)	11,559	1,695,359
Boston Scientific Corp. (b)	67,658	387,680
Bristol-Myers Squibb Co.	80,696	2,629,883
Cardinal Health Inc.	16,589	683,135
CareFusion Corp. (b)	10,820	309,236
Celgene Corp. (b)	20,696	1,629,189
Cerner Corp. (b)	7,118	552,642
Cigna Corp.	13,959	746,248
Coventry Health Care Inc.	6,557	293,950

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Covidien PLC	23,123	$1,335,122
CR Bard Inc.	3,740	365,548
DaVita HealthCare Partners Inc. (b)	4,084	451,405
DENTSPLY International Inc.	6,919	274,062
Edwards Lifesciences Corp. (b)	5,633	507,928
Eli Lilly & Co.	49,894	2,460,772
Express Scripts Holding Co. (b)	39,886	2,153,844
Forest Laboratories Inc. (b)	11,421	403,390
Gilead Sciences Inc. (b)	37,019	2,719,046
Hospira Inc. (b)	8,052	251,544
Humana Inc.	7,754	532,157
Intuitive Surgical Inc. (b)	1,942	952,299
Johnson & Johnson	135,428	9,493,503
Laboratory Corp. of America Holdings (b)	4,595	398,019
Life Technologies Corp. (b)	8,427	413,597
McKesson Corp.	11,529	1,117,852
Medtronic Inc.	49,411	2,026,839
Merck & Co. Inc.	148,560	6,082,046
Mylan Inc. (b)	19,891	546,605
Patterson Companies Inc.	4,170	142,739
PerkinElmer Inc.	5,587	177,331
Perrigo Co.	4,306	447,953
Pfizer Inc.	359,799	9,023,759
Quest Diagnostics Inc.	7,757	452,000
St. Jude Medical Inc.	15,088	545,280
Stryker Corp.	14,109	773,455
Tenet Healthcare Corp. (b)	5,182	168,260
Thermo Fisher Scientific Inc.	17,594	1,122,145
UnitedHealth Group Inc.	49,910	2,707,118
Varian Medical Systems Inc. (b)	5,341	375,152
Waters Corp. (b)	4,267	371,741
Watson Pharmaceuticals Inc. (b)	6,236	536,296
WellPoint Inc.	14,828	903,322
Zimmer Holdings Inc.	8,493	566,143

		74,805,652

Industrials (9.92%)
3M Co.	31,104	2,888,006
ADT Corp., The	11,345	527,429
Avery Dennison Corp.	4,867	169,956
Boeing Co., The	33,159	2,498,862
Caterpillar Inc.	31,952	2,862,260
CH Robinson Worldwide Inc.	7,867	497,352
Cintas Corp.	5,193	212,394
CSX Corp.	50,370	993,800
Cummins Inc.	8,633	935,386
Danaher Corp.	28,424	1,588,902
Deere & Co.	19,134	1,653,560
Dover Corp.	8,847	581,336
Dun & Bradstreet Corp.	2,153	169,333
Eaton Corp. PLC	22,554	1,222,427
Emerson Electric Co.	35,377	1,873,566
Equifax Inc.	5,832	315,628
Expeditors International of Washington Inc.	10,195	403,212
Fastenal Co.	13,162	614,534

98	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
FedEx Corp.	14,269	$1,308,753
Flowserve Corp.	2,453	360,100
Fluor Corp.	8,125	477,262
General Dynamics Corp.	16,210	1,122,867
General Electric Co.	512,458	10,756,493
Honeywell International Inc.	38,274	2,429,251
Illinois Tool Works Inc.	20,826	1,266,429
Ingersoll-Rand PLC	13,752	659,546
Iron Mountain Inc.	8,129	252,405
Jacobs Engineering Group Inc. (b)	6,308	268,532
Joy Global Inc.	5,163	329,296
L-3 Communications Holdings Inc.	4,679	358,505
Lockheed Martin Corp.	13,119	1,210,753
Masco Corp.	17,408	290,017
Norfolk Southern Corp.	15,434	954,439
Northrop Grumman Corp.	12,014	811,906
PACCAR Inc.	17,237	779,285
Pall Corp.	5,611	338,119
Parker Hannifin Corp.	7,283	619,492
Pentair Ltd. Reg.	10,263	504,426
Pitney Bowes Inc.	9,844	104,740
Precision Castparts Corp.	7,109	1,346,588
Quanta Services Inc. (b)	10,388	283,489
Raytheon Co.	16,109	927,234
Republic Services Inc.	14,592	427,983
Robert Half International Inc.	6,855	218,126
Rockwell Automation Inc.	6,800	571,132
Rockwell Collins Inc.	6,866	399,395
Roper Industries Inc.	4,802	535,327
Ryder System Inc.	2,436	121,629
Snap-on Inc.	2,837	224,095
Southwest Airlines Co.	36,121	369,879
Stanley Black & Decker Inc.	8,239	609,439
Stericycle Inc. (b)	4,190	390,801
Textron Inc.	13,781	341,631
Tyco International Ltd.	22,736	665,028
Union Pacific Corp.	22,984	2,889,548
United Parcel Service Inc. Class B	34,959	2,577,527
United Technologies Corp.	41,202	3,378,976
Waste Management Inc.	21,290	718,325
WW Grainger Inc.	2,918	590,516
Xylem Inc.	9,054	245,363

		63,042,590

Information Technology (18.66%)
Accenture PLC Class A	31,196	2,074,534
Adobe Systems Inc. (b)	24,176	910,950
Advanced Micro Devices Inc. (b)	29,726	71,342
Akamai Technologies Inc. (b)	8,656	354,117
Altera Corp.	15,646	538,848
Amphenol Corp. Class A	7,826	506,342
Analog Devices Inc.	14,711	618,745
Apple Inc.	45,973	24,504,988
Applied Materials Inc.	59,366	679,147
Autodesk Inc. (b)	10,994	388,638
Automatic Data Processing Inc.	23,714	1,351,935
BMC Software Inc. (b)	7,038	279,127

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Broadcom Corp. Class A (b)	25,337	$841,442
CA Inc.	16,426	361,043
Cisco Systems Inc.	259,441	5,098,016
Citrix Systems Inc. (b)	9,114	599,246
Cognizant Technology Solutions Corp. Class A (b)	14,661	1,085,647
Computer Sciences Corp.	7,575	303,379
Corning Inc.	72,169	910,773
Dell Inc.	71,251	721,773
eBay Inc. (b)	56,902	2,903,140
Electronic Arts Inc. (b)	15,047	218,633
EMC Corp. (b)	102,930	2,604,129
F5 Networks Inc. (b)	3,834	372,473
Fidelity National Information Services Inc.	12,159	423,255
First Solar Inc. (b)	2,935	90,633
Fiserv Inc. (b)	6,524	515,592
FLIR Systems Inc.	7,278	162,372
Google Inc. Class A (b)	13,007	9,226,776
Harris Corp.	5,536	271,043
Hewlett-Packard Co.	96,041	1,368,584
Intel Corp.	243,156	5,016,308
International Business Machines Corp.	51,906	9,942,594
Intuit Inc.	13,589	808,546
Jabil Circuit Inc.	9,170	176,889
JDS Uniphase Corp. (b)	11,379	154,072
Juniper Networks Inc. (b)	25,410	499,815
KLA-Tencor Corp.	8,123	387,954
Lam Research Corp. (b)	8,746	315,993
Linear Technology Corp.	11,288	387,178
LSI Corp. (b)	26,798	189,730
MasterCard Inc. Class A	5,222	2,565,464
Microchip Technology Inc.	9,527	310,485
Micron Technology Inc. (b)	49,625	315,119
Microsoft Corp.	370,174	9,894,751
Molex Inc.	6,726	183,822
Motorola Solutions Inc.	13,735	764,765
NetApp Inc. (b)	17,437	585,011
NVIDIA Corp.	30,481	374,612
Oracle Corp.	183,684	6,120,351
Paychex Inc.	15,787	491,607
QUALCOMM Inc.	83,269	5,164,343
Red Hat Inc. (b)	9,434	499,625
SAIC Inc.	13,941	157,812
Salesforce.com Inc. (b)	6,381	1,072,646
SanDisk Corp. (b)	11,800	514,008
Seagate Technology PLC	16,962	517,002
Symantec Corp. (b)	33,991	639,371
TE Connectivity Ltd.	20,654	766,676
Teradata Corp. (b)	8,253	510,778
Teradyne Inc. (b)	9,168	154,848
Texas Instruments Inc.	54,753	1,694,058
Total System Services Inc.	7,820	167,504
VeriSign Inc. (b)	7,541	292,742
Visa Inc. Class A	25,474	3,861,349
Western Digital Corp.	10,676	453,623
Western Union Co.	29,263	398,269

See accompanying notes to financial statements.	99

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Xerox Corp.	62,710	$427,682
Xilinx Inc.	12,663	454,602
Yahoo! Inc. (b)	50,828	1,011,477

		118,600,143

Materials (3.55%)
Air Products & Chemicals Inc.	10,394	873,304
Airgas Inc.	3,428	312,942
Alcoa Inc.	52,074	452,002
Allegheny Technologies Inc.	5,221	158,510
Ball Corp.	7,503	335,759
Bemis Company Inc.	5,026	168,170
CF Industries Holdings Inc.	3,070	623,701
Cliffs Natural Resources Inc.	6,947	267,876
Dow Chemical Co., The	58,587	1,893,532
E.I. du Pont de Nemours & Co.	45,556	2,048,653
Eastman Chemical Co.	7,484	509,286
Ecolab Inc.	12,874	925,641
FMC Corp.	6,664	389,977
Freeport-McMoRan Copper & Gold Inc.	46,374	1,585,991
International Flavors & Fragrances Inc.	3,976	264,563
International Paper Co.	21,444	854,329
LyondellBasell Industries NV Class A	18,540	1,058,449
MeadWestvaco Corp.	8,575	273,285
Monsanto Co.	26,120	2,472,258
Mosaic Co., The	13,509	765,015
Newmont Mining Corp.	24,246	1,125,984
Nucor Corp.	15,507	669,592
Owens-Illinois Inc. (b)	8,007	170,309
PPG Industries Inc.	7,490	1,013,772
Praxair Inc.	14,515	1,588,667
Sealed Air Corp.	9,465	165,732
Sherwin-Williams Co., The	4,178	642,660
Sigma-Aldrich Corp.	5,843	429,928
United States Steel Corp.	7,022	167,615
Vulcan Materials Co.	6,320	328,956

		22,536,458

Telecommunication Services (3.00%)
AT&T Inc.	277,575	9,357,053
CenturyLink Inc.	30,491	1,192,808
Crown Castle International Corp. (b)	14,317	1,033,115
Frontier Communications Corp.	48,636	208,162
MetroPCS Communications Inc. (b)	15,656	155,621
Sprint Nextel Corp. (b)	146,711	831,851
Verizon Communications Inc.	139,462	6,034,521
Windstream Corp.	28,646	237,189

		19,050,320

Utilities (3.36%)
AES Corp., The	30,242	323,589
AGL Resources Inc.	5,738	229,348
Ameren Corp.	11,777	361,789
American Electric Power Company Inc.	23,699	1,011,473
CenterPoint Energy Inc.	20,878	401,902

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
CMS Energy Corp.	12,909	$314,721
Consolidated Edison Inc.	14,301	794,278
Dominion Resources Inc.	28,069	1,453,974
DTE Energy Co.	8,398	504,300
Duke Energy Corp.	34,407	2,195,167
Edison International	15,907	718,837
Entergy Corp.	8,675	553,031
Exelon Corp.	41,727	1,240,961
FirstEnergy Corp.	20,422	852,823
Integrys Energy Group Inc.	3,794	198,123
NextEra Energy Inc.	20,673	1,430,365
NiSource Inc.	15,109	376,063
Northeast Utilities	15,325	598,901
NRG Energy Inc.	15,719	361,380
ONEOK Inc.	9,983	426,773
Pepco Holdings Inc.	11,178	219,201
PG&E Corp.	20,997	843,659
Pinnacle West Capital Corp.	5,346	272,539
PPL Corp.	28,405	813,235
Public Service Enterprise Group Inc.	24,702	755,881
SCANA Corp.	6,426	293,283
Sempra Energy	10,983	779,134
Southern Co.	42,703	1,828,115
TECO Energy Inc.	9,767	163,695
Wisconsin Energy Corp.	11,166	411,467
Xcel Energy Inc.	23,805	635,832

		21,363,839

Total Common Stocks
(cost $445,583,528)		622,662,432

100	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Short-term Investments (1.64%)
State Street Institutional U.S. Government Money Market Fund	10,453,621	$10,453,621

Total Short-term Investments
(cost $ 10,453,621)		10,453,621

TOTAL INVESTMENTS (99.61%)
(cost $ 456,037,149)		633,116,053
OTHER ASSETS, NET OF LIABILITIES (0.39%)		2,480,947

NET ASSETS (100.00%)		$635,597,000

(a)	At December 31, 2012, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(b)	Non-income producing security.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	158	March 2013	$11,232,159	$11,218,790	($13,369)

See accompanying notes to financial statements.	101

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (96.98%)
Consumer Discretionary (13.76%)
1-800-FLOWERS.COM Inc. (a)	7,415	$27,220
Aeropostale Inc. (a)	20,618	268,240
AFC Enterprises Inc. (a)	6,041	157,851
American Axle & Manufacturing Holdings Inc. (a)	16,530	185,136
American Greetings Corp. Class A	7,900	133,431
American Public Education Inc. (a)	4,555	164,481
America’s Car-Mart Inc. (a)	2,000	81,040
Ameristar Casinos Inc.	8,344	218,947
Ann Inc. (a)	12,332	417,315
Arbitron Inc.	6,718	313,596
Arctic Cat Inc. (a)	3,269	109,152
Asbury Automotive Group Inc. (a)	7,052	225,876
Ascent Capital Group LLC Class A (a)	3,600	222,984
Barnes & Noble Inc. (a)	7,137	107,697
Bassett Furniture Industries Inc.	2,800	34,916
Beasley Broadcast Group Inc.
Class A	1,200	5,868
Beazer Homes USA Inc. (a)	6,102	103,063
bebe stores inc.	9,200	36,708
Belo Corp. Class A	23,100	177,177
Big 5 Sporting Goods Corp.	4,219	55,269
Biglari Holdings Inc. (a)	301	117,396
BJ’s Restaurants Inc. (a)	6,249	205,592
Black Diamond Inc. (a)	5,339	43,780
Bloomin’ Brands Inc. (a)	4,641	72,585
Blue Nile Inc. (a)	3,056	117,656
Bluegreen Corp. (a)	3,700	34,706
Blyth Inc.	2,672	41,550
Bob Evans Farms Inc.	7,345	295,269
Body Central Corp. (a)	4,070	40,537
Bon-Ton Stores Inc., The	2,908	35,245
Boyd Gaming Corp. (a)	13,453	89,328
Bravo Brio Restaurant Group Inc. (a)	4,815	64,665
Bridgepoint Education Inc. (a)	4,447	45,804
Brown Shoe Company Inc.	10,605	194,814
Brunswick Corp.	22,600	657,434
Buckle Inc., The	7,049	314,667
Buffalo Wild Wings Inc. (a)	4,696	341,963
Cabela’s Inc. (a)	11,630	485,552
Caesars Entertainment Corp. (a)	9,200	63,664
CafePress Inc. (a)	1,200	6,924
Callaway Golf Co.	16,414	106,691
Capella Education Co. (a)	3,129	88,332
Career Education Corp. (a)	13,100	46,112
Caribou Coffee Company Inc. (a)	5,300	85,807
Carmike Cinemas Inc. (a)	4,500	67,500
Carriage Services Inc.	4,000	47,480
Carrols Restaurant Group Inc. (a)	4,400	26,312
Casual Male Retail Group Inc. (a)	10,474	43,991
Cato Corp. Class A	6,944	190,474
Cavco Industries Inc. (a)	1,742	87,065
CEC Entertainment Inc.	4,706	156,192
Central European Media Enterprises Ltd. Class A (a)	9,051	55,483
Cheesecake Factory Inc., The	13,589	444,632
Cherokee Inc.	2,261	30,998

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Children’s Place Retail Stores Inc., The (a)	6,056	$268,220
Churchill Downs Inc.	3,245	215,630
Chuy’s Holdings Inc. (a)	1,692	37,799
Citi Trends Inc. (a)	3,800	52,288
Coinstar Inc. (a)	7,919	411,867
Collectors Universe Inc.	1,300	13,039
Columbia Sportswear Co.	3,048	162,641
Conn’s Inc. (a)	4,192	128,611
Cooper Tire & Rubber Co.	15,550	394,348
Core-Mark Holding Co. Inc.	2,928	138,641
Corinthian Colleges Inc. (a)	19,116	46,643
Cracker Barrel Old Country Store Inc.	4,882	313,717
Crocs Inc. (a)	22,400	322,336
Crown Media Holdings Inc. (a)	7,162	13,250
CSS Industries Inc.	2,518	55,119
Culp Inc.	2,200	33,022
Cumulus Media Inc. Class A (a)	14,389	38,419
Daily Journal Corp. (a)	300	27,765
Dana Holding Corp.	37,384	583,564
Del Frisco’s Restaurant Group Inc. (a)	1,463	22,808
Delta Apparel Inc. (a)	1,918	26,814
Denny’s Corp. (a)	23,453	114,451
Destination Maternity Corp.	3,400	73,304
Digital Generation Inc. (a)	6,797	73,815
DineEquity Inc. (a)	3,875	259,625
Domino’s Pizza Inc.	14,517	632,215
Dorman Products Inc.	6,200	219,108
Drew Industries Inc.	4,919	158,638
E.W. Scripps Co Class A (a)	7,590	82,048
Education Management Corp. (a)	6,800	29,784
Einstein Noah Restaurant Group Inc.	1,400	17,094
Entercom Communications Corp. Class A (a)	5,869	40,966
Entravision Communications Corp. Class A	12,045	19,995
Ethan Allen Interiors Inc.	6,122	157,397
Exide Technologies (a)	18,900	64,638
Express Inc. (a)	22,662	341,970
Federal-Mogul Corp. (a)	4,700	37,694
Fiesta Restaurant Group Inc. (a)	4,100	62,812
Fifth & Pacific Companies Inc. (a)	27,573	343,284
Finish Line Inc. Class A, The	12,606	238,632
Fisher Communications Inc.	2,196	59,270
Five Below Inc. (a)	2,790	89,392
Flexsteel Industries Inc.	1,100	23,595
Francesca’s Holdings Corp. (a)	8,860	230,006
Fred’s Inc. Class A	9,440	125,646
Frisch’s Restaurants Inc.	800	14,800
Fuel Systems Solutions Inc. (a)	3,754	55,184
Geeknet Inc. (a)	1,082	17,420
Genesco Inc. (a)	6,132	337,260
Gentherm Inc. (a)	7,300	97,090
G-III Apparel Group Ltd. (a)	4,071	139,350
Global Sources Ltd. (a)	4,764	30,871
Gordmans Stores Inc. (a)	2,200	33,044

102	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Grand Canyon Education Inc. (a)	10,133	$237,822
Group 1 Automotive Inc.	5,749	356,381
Harte-Hanks Inc.	10,900	64,310
Haverty Furniture Companies Inc.	4,635	75,597
Helen of Troy Ltd. (a)	7,979	266,419
hhgregg Inc. (a)	3,714	26,072
Hibbett Sports Inc. (a)	6,612	348,452
Hillenbrand Inc.	13,953	315,477
Hooker Furniture Corp.	2,700	39,231
Hot Topic Inc.	10,192	98,353
Hovnanian Enterprises Inc. Class A (a)	26,424	184,968
HSN Inc.	9,000	495,720
Iconix Brand Group Inc. (a)	17,716	395,421
Ignite Restaurant Group Inc. (a)	1,700	22,100
International Speedway Corp. Class A	6,985	192,926
Interval Leisure Group Inc.	9,700	188,083
iRobot Corp. (a)	6,900	129,306
Isle of Capri Casinos Inc. (a)	5,109	28,610
Jack in the Box Inc. (a)	11,229	321,149
JAKKS Pacific Inc.	5,427	67,946
Jamba Inc. (a)	18,479	41,393
Johnson Outdoors Inc. Class A (a)	1,230	24,502
Jones Group Inc., The	20,857	230,678
Jos. A. Bank Clothiers Inc. (a)	7,055	300,402
Journal Communications Inc. Class A (a)	10,142	54,868
K12 Inc. (a)	6,773	138,440
Kayak Software Corp. (a)	883	35,073
KB Home	19,279	304,608
Kirkland’s Inc. (a)	3,700	39,183
Krispy Kreme Doughnuts Inc. (a)	15,306	143,570
K-Swiss Inc. Class A (a)	6,671	22,415
La-Z-Boy Inc.	13,122	185,676
Leapfrog Enterprises Inc. (a)	12,720	109,774
Libbey Inc. (a)	5,323	103,000
Life Time Fitness Inc. (a)	10,678	525,464
LifeLock Inc. (a)	4,400	35,772
Lifetime Brands Inc.	2,381	25,262
LIN TV Corp. Class A (a)	7,165	53,952
Lincoln Educational Services Corp.	5,600	31,304
Lions Gate Entertainment Corp. (a)	21,459	351,928
Lithia Motors Inc. Class A	5,439	203,527
Live Nation Entertainment Inc. (a)	34,853	324,481
Luby’s Inc. (a)	4,712	31,523
Lumber Liquidators Holdings Inc. (a)	6,974	368,436
M.D.C. Holdings Inc.	9,647	354,624
M/I Homes Inc. (a)	5,400	143,100
Mac-Gray Corp.	2,800	35,140
Maidenform Brands Inc. (a)	5,800	113,042
Marcus Corp.	5,037	62,811
Marine Products Corp.	2,692	15,398
MarineMax Inc. (a)	5,531	49,447
Marriott Vacations Worldwide Corp. (a)	6,700	279,189
Martha Stewart Living Omnimedia Inc. (a)	6,778	16,606
Matthews International Corp.	7,108	228,167
Mattress Firm Holding Corp. (a)	2,800	68,684

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
McClatchy Co. Class A, The (a)	14,927	$48,811
MDC Partners Inc. Class A	6,183	69,868
Men’s Wearhouse Inc., The	12,858	400,655
Meredith Corp.	9,188	316,527
Meritage Homes Corp. (a)	7,700	287,595
Modine Manufacturing Co. (a)	11,520	93,658
Monarch Casino & Resort Inc. (a)	2,466	26,904
Monro Muffler Brake Inc.	7,802	272,836
Morgans Hotel Group Co. (a)	4,986	27,622
Movado Group Inc.	4,339	133,121
MTR Gaming Group Inc. (a)	5,700	23,769
Multimedia Games Holding Company Inc. (a)	7,000	102,970
NACCO Industries Inc. Class A	1,348	81,810
Nathan’s Famous Inc. (a)	700	23,590
National American University Holdings Inc.	2,083	8,020
National CineMedia Inc.	14,172	200,250
New York & Co. Inc. (a)	7,819	29,790
New York Times Co. Class A, The (a)	33,952	289,611
Nexstar Broadcasting Group Inc. Class A (a)	2,884	30,542
NutriSystem Inc.	7,407	60,663
Office Depot Inc. (a)	71,939	235,960
OfficeMax Inc.	21,700	211,792
Orbitz Worldwide Inc. (a)	5,115	13,913
Orchard Supply Hardware Stores Corp. Class A (a)	500	3,705
Orient-Express Hotels Ltd. Class A (a)	24,503	286,440
Outdoor Channel Holdings Inc.	3,500	26,600
Overstock.com Inc. (a)	2,899	41,485
Oxford Industries Inc.	3,547	164,439
Papa John’s International Inc. (a)	4,480	246,131
Penske Automotive Group Inc.	10,629	319,827
Pep Boys-Manny, Moe & Jack, The	13,227	130,021
Perfumania Holdings Inc. (a)	1,300	6,396
Perry Ellis International Inc.	3,140	62,486
PetMed Express Inc.	5,300	58,830
Pier 1 Imports Inc.	24,411	488,220
Pinnacle Entertainment Inc. (a)	14,748	233,461
Pool Corp.	11,896	503,439
Premier Exhibitions Inc. (a)	6,500	17,615
Quiksilver Inc. (a)	32,600	138,550
R.G. Barry Corp.	2,081	29,488
RadioShack Corp.	25,300	53,636
ReachLocal Inc. (a)	2,409	31,100
Reading International Inc. Class A (a)	4,300	25,843
Red Lion Hotels Corp. (a)	3,200	25,248
Red Robin Gourmet Burgers Inc. (a)	3,774	133,184
Regis Corp.	14,275	241,533
Rent-A-Center Inc.	14,854	510,383
Rentrak Corp. (a)	2,500	48,725
Restoration Hardware Holdings Inc. (a)	1,300	43,849
Ruby Tuesday Inc. (a)	15,711	123,488
Rue21 Inc. (a)	3,977	112,907
Ruth’s Hospitality Group Inc. (a)	8,385	60,959
Ryland Group Inc., The	11,289	412,048

See accompanying notes to financial statements.	103

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Saga Communications Inc. Class A	897	$41,710
Saks Inc. (a)	27,715	291,285
Salem Communications Corp. Class A	2,600	14,196
Scholastic Corp.	6,491	191,874
Scientific Games Corp. Class A (a)	13,046	113,109
Sealy Corp. (a)	12,100	26,257
Select Comfort Corp. (a)	14,353	375,618
SHFL entertainment Inc. (a)	13,978	202,681
Shiloh Industries Inc.	1,370	14,111
Shoe Carnival Inc.	3,625	74,276
Shutterfly Inc. (a)	9,043	270,114
Shutterstock Inc. (a)	1,300	33,800
Sinclair Broadcast Group Inc. Class A	12,455	157,182
Six Flags Entertainment Corp.	9,998	611,878
Skechers U.S.A. Inc. (a)	9,549	176,656
Skullcandy Inc. (a)	4,066	31,674
Smith & Wesson Holding Corp. (a)	16,439	138,745
Sonic Automotive Inc.	10,697	223,460
Sonic Corp. (a)	14,246	148,301
Sotheby’s	16,897	568,077
Spartan Motors Inc.	8,300	40,919
Speedway Motorsports Inc.	2,854	50,915
Stage Stores Inc.	7,807	193,457
Standard Motor Products Inc.	5,000	111,100
Standard Pacific Corp. (a)	29,000	213,150
Stein Mart Inc.	6,523	49,183
Steiner Leisure Ltd. (a)	3,852	185,628
Steinway Musical Instruments Inc. (a)	1,799	38,049
Steven Madden Ltd. (a)	9,927	419,614
Stewart Enterprises Inc.	19,154	146,337
Stoneridge Inc. (a)	7,600	38,912
Strayer Education Inc.	3,020	169,633
Sturm, Ruger & Company Inc.	4,700	213,380
Superior Industries International Inc.	5,941	121,196
Systemax Inc.	2,500	24,125
Teavana Holdings Inc. (a)	2,354	36,487
Tenneco Inc. (a)	15,313	537,639
Texas Roadhouse Inc. Class A	15,504	260,467
Tilly’s Inc. Class A (a)	2,300	31,027
Tower International Inc. (a)	1,495	12,035
Town Sports International Holdings Inc.	5,911	62,952
True Religion Apparel Inc.	6,500	165,230
Tuesday Morning Corp. (a)	10,689	66,806
Tumi Holdings Inc. (a)	5,438	113,382
Unifi Inc. (a)	3,500	45,535
Universal Electronics Inc. (a)	3,712	71,827
Universal Technical Institute Inc.	5,681	57,037
US Auto Parts Network Inc. (a)	3,600	6,588
Vail Resorts Inc.	9,126	493,625
Valassis Communications Inc.	9,990	257,542
Value Line Inc.	434	3,893
Vera Bradley Inc. (a)	5,147	129,190
Vitacost.com Inc. (a)	5,600	37,968
Vitamin Shoppe Inc. (a)	7,423	425,783
VOXX International Corp. (a)	4,804	32,331

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Warnaco Group Inc., The (a)	10,312	$738,030
West Marine Inc. (a)	4,000	43,000
Wet Seal Inc. Class A (a)	22,624	62,442
Weyco Group Inc.	1,700	39,712
Winmark Corp.	575	32,775
Winnebago Industries Inc. (a)	7,419	127,087
WMS Industries Inc. (a)	14,000	245,000
Wolverine World Wide Inc.	12,215	500,571
World Wrestling Entertainment Inc.	7,095	55,980
Zagg Inc. (a)	6,416	47,222
Zumiez Inc. (a)	5,566	108,036

		42,363,002

Consumer Staples (3.45%)
Alico Inc.	885	32,418
Alliance One International Inc. (a)	22,744	82,788
Andersons Inc., The	4,740	203,346
Annie’s Inc. (a)	1,300	43,459
Arden Group Inc. Class A	300	26,991
B&G Foods Inc. Class A	13,249	375,079
Boston Beer Co. Inc. (a)	1,980	266,211
Calavo Growers Inc.	3,100	78,151
Cal-Maine Foods Inc.	3,700	148,814
Casey’s General Stores Inc.	9,600	509,760
Central European Distribution Corp. (a)	17,941	38,932
Central Garden & Pet Co. (a)	9,473	98,993
Chefs’ Warehouse Inc., The (a)	2,900	45,849
Chiquita Brands International Inc. (a)	11,405	94,091
Coca-Cola Bottling Co. Consolidated	1,155	76,808
Craft Brew Alliance Inc. (a)	2,569	16,647
Darling International Inc. (a)	29,737	476,981
Diamond Foods Inc.	5,800	79,286
Dole Food Company Inc. (a)	8,768	100,569
Elizabeth Arden Inc. (a)	6,203	279,197
Farmer Brothers Co. (a)	1,831	26,421
Female Health Co., The	5,300	38,054
Fresh Del Monte Produce Inc.	9,400	247,690
Griffin Land & Nurseries Inc.	800	21,600
Hain Celestial Group Inc., The (a)	9,323	505,493
Harbinger Group Inc. (a)	10,427	80,184
Harris Teeter Supermarkets Inc.	11,090	427,630
Ingles Markets Inc.	3,305	57,044
Inter Parfums Inc.	4,216	82,043
Inventure Foods Inc. (a)	3,300	21,417
J&J Snack Foods Corp.	3,742	239,263
John B. Sanfilippo & Son Inc.	2,000	36,360
Lancaster Colony Corp.	4,514	312,324
Lifeway Foods Inc.	1,100	9,614
Limoneira Co.	2,067	40,079
Medifast Inc. (a)	3,531	93,183
Nash Finch Co.	3,012	64,095
National Beverage Corp.	3,080	44,937
Natural Grocers by Vitamin Cottage Inc. (a)	1,802	34,400
Nature’s Sunshine Products Inc.	2,767	40,066
Nutraceutical International Corp.	2,000	33,080

104	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Oil-Dri Corporation of America	1,200	$33,120
Omega Protein Corp. (a)	4,780	29,254
Orchids Paper Products Co.	1,500	30,330
Pantry Inc., The (a)	5,739	69,614
Pilgrim’s Pride Corp. (a)	15,666	113,578
Post Holdings Inc. (a)	6,600	226,050
Prestige Brands Holdings Inc. (a)	12,548	251,336
PriceSmart Inc.	4,600	354,430
Revlon Inc. Class A (a)	2,700	39,150
Rite Aid Corp. (a)	167,043	227,178
Roundy’s Inc.	4,759	21,178
Sanderson Farms Inc.	5,645	268,420
Seneca Foods Corp. Class A (a)	2,101	63,870
Smart Balance Inc. (a)	14,600	188,340
Snyders-Lance Inc.	11,158	269,019
Spartan Stores Inc.	5,652	86,815
Spectrum Brands Holdings Inc. (a)	5,790	260,145
Star Scientific Inc. (a)	36,900	98,892
SUPERVALU Inc.	53,800	132,886
Susser Holdings Corp. (a)	2,800	96,572
Synutra International Inc. (a)	4,500	20,835
Tootsie Roll Industries Inc.	5,999	155,494
TreeHouse Foods Inc. (a)	9,067	472,663
United Natural Foods Inc. (a)	12,246	656,263
Universal Corp.	5,905	294,719
USANA Health Sciences Inc. (a)	1,574	51,832
Vector Group Ltd.	13,977	207,838
Village Super Market Inc. Class A	2,128	69,926
WD-40 Co.	4,062	191,364
Weis Markets Inc.	2,796	109,519
Westway Group Inc. (a)	3,100	20,677

		10,640,654

Energy (5.94%)
Abraxas Petroleum Corp. (a)	20,468	44,820
Adams Resources & Energy Inc.	500	17,535
Alon USA Energy Inc.	2,300	41,607
Amyris Inc. (a)	7,682	23,968
Apco Oil and Gas International Inc.	2,300	28,313
Approach Resources Inc. (a)	8,392	209,884
Arch Coal Inc.	53,800	393,816
Basic Energy Services Inc. (a)	7,800	88,998
Berry Petroleum Co.	13,240	444,202
Bill Barrett Corp. (a)	12,174	216,575
Bolt Technology Corp.	2,200	31,394
Bonanza Creek Energy Inc. (a)	2,500	69,475
BPZ Resources Inc. (a)	26,000	81,900
Bristow Group Inc.	8,823	473,442
C&J Energy Services Inc. (a)	11,329	242,894
Cal Dive International Inc. (a)	23,514	40,679
Callon Petroleum Co. (a)	9,694	45,562
Carrizo Oil & Gas Inc. (a)	10,090	211,083
Ceres Inc. (a)	1,500	6,810
Clayton Williams Energy Inc. (a)	1,449	57,960
Clean Energy Fuels Corp. (a)	16,755	208,600
Cloud Peak Energy Inc. (a)	15,187	293,565
Comstock Resources Inc. (a)	12,272	185,675

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Contango Oil & Gas Co.	3,100	$131,316
Crimson Exploration Inc. (a)	5,419	14,848
Crosstex Energy Inc.	10,319	147,974
CVR Energy Inc. (a)	4,115	200,771
Dawson Geophysical Co. (a)	2,000	52,760
Delek US Holdings Inc.	4,300	108,876
Diamondback Energy Inc. (a)	3,600	68,832
Dril-Quip Inc. (a)	10,149	741,384
Emerald Oil Inc. (a)	3,848	20,164
Endeavour International Corp. (a)	11,431	59,213
Energy XXI (Bermuda) Ltd.	19,693	633,918
EPL Oil & Gas Inc. (a)	6,925	156,159
Evolution Petroleum Corp. (a)	3,936	32,000
Exterran Holdings Inc. (a)	16,406	359,620
Forbes Energy Services Ltd. (a)	3,800	9,614
Forest Oil Corp. (a)	29,900	200,031
Forum Energy Technologies Inc. (a)	5,657	140,011
Frontline Ltd. (a)	12,714	41,448
FX Energy Inc. (a)	12,900	53,019
GasLog Ltd.	6,000	74,580
Gastar Exploration Ltd. (a)	14,162	17,136
Geospace Technologies Corp. (a)	3,200	284,384
Gevo Inc. (a)	10,000	15,400
Global Geophysical Services Inc. (a)	4,454	17,148
Goodrich Petroleum Corp. (a)	6,753	62,938
Green Plains Renewable Energy Inc. (a)	6,400	50,624
Gulf Island Fabrication Inc.	3,482	83,672
GulfMark Offshore Inc. Class A	6,799	234,226
Gulfport Energy Corp. (a)	14,077	538,023
Halcon Resources Corp. (a)	28,309	195,898
Hallador Energy Co.	1,737	14,348
Harvest Natural Resources Inc. (a)	9,732	88,269
Heckmann Corp. (a)	35,800	144,274
Helix Energy Solutions Group Inc. (a)	26,294	542,708
Hercules Offshore Inc. (a)	40,157	248,170
Hornbeck Offshore Services Inc. (a)	8,934	306,794
ION Geophysical Corp. (a)	32,713	212,962
Isramco Inc. (a)	272	28,285
Key Energy Services Inc. (a)	38,305	266,220
KiOR Inc. Class A (a)	6,654	42,652
Knightsbridge Tankers Ltd.	6,286	33,002
Kodiak Oil & Gas Corp. (a)	65,809	582,410
Lufkin Industries Inc.	8,464	492,012
Magnum Hunter Resources Corp. (a)	36,279	144,753
Magnum Hunter Resources Corp. Warrants (a) (b)	2,751	0
Matador Resources Co. (a)	3,600	29,520
Matrix Service Co. (a)	6,700	77,050
McMoRan Exploration Co. (a)	25,748	413,255
Midstates Petroleum Company Inc. (a)	6,076	41,864
Miller Energy Resources Inc. (a)	7,630	30,215
Mitcham Industries Inc. (a)	3,269	44,556
Natural Gas Services Group (a)	3,100	50,902
Newpark Resources Inc. (a)	22,457	176,287
Nordic American Tankers Ltd.	13,202	115,518
Northern Oil and Gas Inc. (a)	16,095	270,718

See accompanying notes to financial statements.	105

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Oasis Petroleum Inc. (a)	19,911	$633,170
Panhandle Oil & Gas Inc.	1,763	49,769
Parker Drilling Co. (a)	29,921	137,637
PDC Energy Inc. (a)	7,496	248,942
Penn Virginia Corp.	13,634	60,126
Petroquest Energy Inc. (a)	14,265	70,612
PHI Inc. (a)	3,200	107,168
Pioneer Energy Services Corp. (a)	16,064	116,625
Quicksilver Resources Inc. (a)	29,800	85,228
Renewable Energy Group Inc. (a)	1,900	11,134
Rentech Inc.	56,994	149,894
Resolute Energy Corp. (a)	12,343	100,349
REX American Resources Corp. (a)	1,500	28,935
Rex Energy Corp. (a)	11,100	144,522
RigNet Inc. (a)	3,100	63,333
Rosetta Resources Inc. (a)	13,217	599,523
Sanchez Energy Corp. (a)	2,930	52,740
Saratoga Resources Inc. (a)	4,600	16,284
Scorpio Tankers Inc. (a)	14,080	100,109
SemGroup Corp. Class A (a)	10,564	412,841
Ship Finance International Ltd.	12,200	202,886
Solazyme Inc. (a)	8,346	65,600
Stone Energy Corp. (a)	12,574	258,018
Swift Energy Co. (a)	10,920	168,059
Synergy Resources Corp. (a)	10,100	54,439
Targa Resources Corp.	7,364	389,114
Teekay Tankers Ltd. Class A	15,994	46,383
Tesco Corp. (a)	7,523	85,687
TETRA Technologies Inc. (a)	20,000	151,800
TGC Industries Inc.	3,700	30,303
Triangle Petroleum Corp. (a)	10,639	63,728
Uranerz Energy Corp. (a)	15,943	22,161
Uranium Energy Corp. (a)	21,500	55,040
VAALCO Energy Inc. (a)	14,700	127,155
Vantage Drilling Co. (a)	48,636	89,004
W&T Offshore Inc.	8,600	137,858
Warren Resources Inc. (a)	18,346	51,552
Western Refining Inc.	14,481	408,219
Westmoreland Coal Co. (a)	2,467	23,042
Willbros Group Inc. (a)	9,700	51,992
ZaZa Energy Corp. (a)	6,300	12,915

		18,285,384

Financials (21.29%)
1st Source Corp.	3,827	84,538
1st United Bancorp Inc.	8,100	50,625
Acadia Realty Trust	12,690	318,265
Access National Corp.	1,900	24,700
AG Mortgage Investment Trust Inc.	5,738	134,728
Agree Realty Corp.	2,820	75,548
Alexander’s Inc.	519	171,685
Alliance Financial Corp.	1,300	56,563
Alterra Capital Holdings Ltd.	21,485	605,662
American Assets Trust Inc.	8,347	233,132
American Capital Mortgage Investment Corp.	9,165	216,019

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
American Equity Investment Life
Holding Co.	15,342	$187,326
American National Bankshares Inc.	2,000	40,380
American Realty Capital Trust Inc.	39,585	457,207
American Safety Insurance Holdings Ltd. (a)	2,176	41,170
Ameris Bancorp (a)	6,127	76,526
Amerisafe Inc. (a)	4,500	122,625
Ames National Corp.	2,200	48,180
Amreit Inc. Class B	500	8,575
AmTrust Financial Services Inc.	6,710	192,510
Anworth Mortgage Asset Corp.	34,743	200,815
Apollo Commercial Real Estate Finance Inc.	5,900	95,757
Apollo Residential Mortgage Inc.	6,220	125,582
Ares Commercial Real Estate Corp.	1,900	31,198
Argo Group International Holdings Ltd.	6,486	217,865
Arlington Asset Investment Corp. Class A	2,778	57,699
Armour Residential REIT Inc.	75,201	486,550
Arrow Financial Corp.	2,563	63,947
Artio Global Investors Inc.	7,755	14,734
Ashford Hospitality Trust Inc.	13,119	137,881
Asset Acceptance Capital Corp. (a)	4,000	18,000
Associated Estates Realty Corp.	12,300	198,276
ASTA Funding Inc.	2,800	26,628
Astoria Financial Corp.	21,600	202,176
AV Homes Inc. (a)	2,348	33,389
Baldwin & Lyons Inc.	2,311	55,140
BancFirst Corp.	1,648	69,809
Banco Latinoamericano de Comercio Exterior SA	7,000	150,920
Bancorp Inc., The (a)	7,272	79,774
BancorpSouth Inc.	23,461	341,123
Bank Mutual Corp.	11,919	51,252
Bank of Kentucky Financial Corp., The	1,425	35,244
Bank of Marin Bancorp	1,400	52,444
Bank of the Ozarks Inc.	7,336	245,536
BankFinancial Corp.	5,403	40,090
Banner Corp.	4,765	146,428
Bar Harbor Bankshares	1,000	33,650
BBCN Bancorp Inc.	19,732	228,299
Beneficial Mutual Bancorp Inc. (a)	8,145	77,378
Berkshire Bancorp Inc.	1,100	9,020
Berkshire Hills Bancorp Inc.	6,236	148,791
BGC Partners Inc. Class A	24,901	86,157
BofI Holding Inc. (a)	2,834	78,984
Boston Private Financial Holdings Inc.	19,351	174,353
Bridge Bancorp Inc.	2,185	44,443
Bridge Capital Holdings (a)	2,253	35,057
Brookline Bancorp Inc.	17,892	152,082
Bryn Mawr Bank Corp.	2,800	62,356
BSB Bancorp Inc. (a)	2,100	25,683
C&F Financial Corp.	800	31,152

106	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Calamos Asset Management Inc. Class A	4,651	$49,161
California First National Bancorp	800	11,960
Camden National Corp.	2,000	67,940
Campus Crest Communities Inc.	9,710	119,045
Cape Bancorp Inc.	2,855	24,810
Capital Bank Financial Corp. Class A (a)	2,400	40,968
Capital City Bank Group Inc. (a)	2,998	34,087
CapLease Inc.	16,756	93,331
Capstead Mortgage Corp.	24,594	282,093
Cardinal Financial Corp.	7,567	123,115
Cascade Bancorp (a)	1,473	9,221
Cash America International Inc.	7,280	288,798
Cathay General Bancorp	19,946	388,947
Cedar Realty Trust Inc.	14,375	75,900
Center Bancorp Inc.	2,986	34,578
Centerstate Banks Inc.	7,324	62,474
Central Pacific Financial Corp. (a)	5,494	85,651
Century Bancorp Inc. Class A	1,009	33,247
Charter Financial Corp.	1,655	17,543
Chatham Lodging Trust	3,387	52,092
Chemical Financial Corp.	7,056	167,651
Chesapeake Lodging Trust	9,993	208,654
CIFC Corp. (a)	1,677	13,416
Citizens & Northern Corp.	3,100	58,590
Citizens Inc. (a)	9,500	104,975
Citizens Republic Bancorp Inc. (a)	10,120	191,976
City Holding Co.	3,768	131,315
Clifton Savings Bancorp Inc.	2,225	25,076
CNB Financial Corp.	3,000	49,140
CNO Financial Group Inc.	50,407	470,297
CoBiz Financial Inc.	8,474	63,301
Cohen & Steers Inc.	4,634	141,198
Colonial Properties Trust	22,261	475,718
Colony Financial Inc.	13,200	257,400
Columbia Banking System Inc.	9,897	177,552
Community Bank System Inc.	10,036	274,585
Community Trust Bancorp Inc.	3,487	114,304
Consolidated-Tomoka Land Co.	1,042	32,312
Coresite Realty Corp.	5,054	139,794
Cousins Properties Inc.	22,640	189,044
Cowen Group Inc. Class A (a)	22,379	54,829
Crawford & Co. Class B	6,776	54,072
Credit Acceptance Corp. (a)	1,924	195,632
Crescent Financial Bancshares Inc. (a)	1,200	5,508
CreXus Investment Corp.	17,011	208,385
CubeSmart	31,178	454,263
CVB Financial Corp.	22,363	232,575
CYS Investments Inc.	44,101	520,833
DCT Industrial Trust Inc.	62,481	405,502
DFC Global Corp. (a)	11,178	206,905
Diamond Hill Investment Group	700	47,502
DiamondRock Hospitality Co.	47,451	427,059
Dime Community Bancshares	7,669	106,522
Donegal Group Inc.	1,869	26,241
Doral Financial Corp. (a)	31,175	22,574

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Duff & Phelps Corp. Class A	8,000	$124,960
DuPont Fabros Technology Inc.	15,540	375,446
Dynex Capital Inc.	13,301	125,561
Eagle Bancorp Inc. (a)	4,746	94,778
Eastern Insurance Holdings Inc.	1,700	29,036
EastGroup Properties Inc.	7,167	385,656
Education Realty Trust Inc.	28,564	303,921
eHealth Inc. (a)	4,800	131,904
EMC Insurance Group Inc.	981	23,426
Employers Holdings Inc.	8,100	166,698
Encore Capital Group Inc. (a)	5,500	168,410
Enstar Group Ltd. (a)	2,100	235,158
Enterprise Bancorp Inc.	1,437	23,739
Enterprise Financial Services Corp.	4,176	54,580
Epoch Holding Corp.	4,000	111,600
EPR Properties	11,821	545,066
Equity One Inc.	13,795	289,833
ESB Financial Corp.	2,540	35,230
ESSA Bancorp Inc.	2,800	30,492
EverBank Financial Corp.	5,700	84,987
Evercore Partners Inc. Class A	7,300	220,387
Excel Trust Inc.	11,121	140,903
EZCORP Inc. Class A (a)	12,100	240,306
F.N.B. Corp.	35,361	375,534
Farmers National Banc Corp.	4,800	29,760
FBL Financial Group Inc.	2,398	82,036
FBR & Co. (a)	10,000	38,700
Federal Agricultural Mortgage Corp. Class C	2,404	78,130
FelCor Lodging Trust Inc. (a)	30,418	142,052
Fidelity Southern Corp. (a)	2,464	23,531
Financial Engines Inc. (a)	11,712	325,008
Financial Institutions Inc.	3,400	63,342
First American Financial Corp.	26,567	639,999
First Bancorp (North Carolina)	3,703	47,472
First BanCorp (Puerto Rico) (a)	17,800	81,524
First Bancorp Inc.	2,362	38,902
First Busey Corp.	18,979	88,252
First California Financial Group Inc. (a)	5,700	44,004
First Cash Financial Services Inc. (a)	7,114	352,997
First Commonwealth Financial Corp.	26,134	178,234
First Community Bancshares Inc.	4,523	72,232
First Connecticut Bancorp Inc.	4,394	60,418
First Defiance Financial Corp.	2,394	45,941
First Federal Bancshares of Arkansas Inc. (a)	900	8,775
First Financial Bancorp	14,341	209,665
First Financial Bankshares Inc.	7,952	310,208
First Financial Corp. Indiana	2,799	84,642
First Financial Holdings Inc.	4,008	52,425
First Financial Northwest Inc. (a)	4,100	30,955
First Industrial Realty Trust Inc. (a)	24,804	349,240
First Interstate BancSystem Inc.	3,857	59,514
First Marblehead Corp., The (a)	15,400	11,964
First Merchants Corp.	7,206	106,937
First Midwest Bancorp Inc.	18,651	233,511
First of Long Island Corp., The	1,800	50,976

See accompanying notes to financial statements.	107

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
First PacTrust Bancorp Inc.	2,696	$33,080
First Potomac Realty Trust	12,989	160,544
FirstMerit Corp.	27,733	393,531
Flushing Financial Corp.	7,597	116,538
FNB United Corp. (a)	2,500	29,000
Forestar Group Inc. (a)	8,700	150,771
Fortegra Financial Corp. (a)	1,400	12,446
Fox Chase Bancorp	2,983	49,667
Franklin Financial Corp.	3,432	56,903
Franklin Street Properties Corp.	18,445	227,058
FXCM Inc. Class A	6,062	61,044
Gain Capital Holdings Inc.	3,800	15,542
GAMCO Investors Inc.	1,600	84,912
German American Bancorp Inc.	3,100	67,332
Getty Realty Corp.	6,394	115,476
GFI Group Inc.	18,256	59,149
Glacier Bancorp Inc.	17,844	262,485
Gladstone Commercial Corp.	2,900	52,055
Glimcher Realty Trust	35,386	392,431
Global Indemnity PLC (a)	2,718	60,149
Government Properties Income Trust	10,840	259,835
Gramercy Capital Corp. (a)	11,600	34,104
Great Southern Bancorp Inc.	2,467	62,785
Green Dot Corp. Class A (a)	6,100	74,420
Greenhill & Co. Inc.	7,300	379,527
Greenlight Capital Re Ltd. Class A (a)	7,103	163,937
Guaranty Bancorp (a)	19,300	37,635
Gyrodyne Company of America Inc.	300	21,618
Hallmark Financial Services Inc. (a)	3,700	34,743
Hancock Holding Co.	19,030	604,012
Hanmi Financial Corp. (a)	7,852	106,709
Healthcare Realty Trust Inc.	21,985	527,860
Heartland Financial USA Inc.	3,643	95,264
Heritage Commerce Corp. (a)	5,133	35,828
Heritage Financial Corp.	3,900	57,291
Heritage Financial Group Inc.	2,200	30,338
Heritage Oaks Bancorp (a)	5,100	29,580
Hersha Hospitality Trust	43,539	217,695
HFF Inc. Class A	8,237	122,731
Highwoods Properties Inc.	19,688	658,564
Hilltop Holdings Inc. (a)	10,188	137,946
Hingham Institution for Savings	300	18,780
Home Bancorp Inc. (a)	1,800	32,850
Home Bancshares Inc.	5,458	180,223
Home Federal Bancorp Inc.	3,500	43,505
Home Loan Servicing Solutions Ltd.	7,316	138,272
Homeowners Choice Inc.	2,100	43,659
HomeStreet Inc. (a)	2,200	56,210
HomeTrust Bancshares Inc. (a)	5,339	72,130
Horace Mann Educators Corp.	10,002	199,640
Horizon Bancorp	1,500	29,475
Horizon Technology Finance Corp.	2,100	31,269
Hudson Pacific Properties Inc.	9,068	190,972
Hudson Valley Holding Corp.	3,852	59,976
IBERIABANK Corp.	7,477	367,270
ICG Group Inc. (a)	9,421	107,682

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Independence Holding Co.	1,974	$18,792
Independent Bank Corp.	5,610	162,410
Infinity Property & Casualty Corp.	2,986	173,905
Inland Real Estate Corp.	19,017	159,362
International Bancshares Corp.	13,450	242,772
INTL FCStone Inc. (a)	3,527	61,405
Invesco Mortgage Capital	28,838	568,397
Investment Technology Group Inc. (a)	9,612	86,508
Investors Bancorp Inc.	11,029	196,096
Investors Real Estate Trust	23,034	201,087
Investors Title Co.	300	18,000
iStar Financial Inc. (a)	21,600	176,040
JAVELIN Mortgage Investment Corp.	1,800	34,362
JMP Group Inc.	3,514	21,330
Kansas City Life Insurance Co.	1,057	40,335
KBW Inc.	8,833	135,145
Kearny Financial Corp.	4,106	40,034
Kennedy-Wilson Holdings Inc.	10,895	152,312
Kite Realty Group Trust	16,494	92,201
Knight Capital Group Inc. Class A (a)	45,848	160,926
Ladenburg Thalmann Financial Services Inc. (a)	26,630	37,282
Lakeland Bancorp Inc.	7,540	76,757
Lakeland Financial Corp.	4,232	109,355
LaSalle Hotel Properties	21,663	550,024
Lexington Realty Trust	33,306	348,048
LTC Properties Inc.	7,701	270,998
Maiden Holdings Ltd.	12,700	116,713
MainSource Financial Group Inc.	5,161	65,390
Manning & Napier Inc.	3,577	45,070
MarketAxess Holdings Inc.	9,251	326,560
Marlin Business Services Corp.	2,159	43,310
MB Financial Inc.	13,867	273,873
Meadowbrook Insurance Group Inc.	12,962	74,920
Medical Properties Trust Inc.	33,762	403,794
Mercantile Bank Corp.	2,200	36,300
Merchants Bancshares Inc.	1,308	35,015
Meridian Interstate Bancorp Inc. (a)	2,126	35,674
Metro Bancorp Inc. (a)	3,600	47,592
MetroCorp Bancshares Inc. (a)	4,000	43,960
MGIC Investment Corp. (a)	48,890	130,047
MicroFinancial Inc.	2,200	16,016
Middleburg Financial Corp.	1,400	24,724
MidSouth Bancorp Inc.	1,900	31,065
MidWestOne Financial Group Inc.	1,700	34,867
Monmouth Real Estate Investment Corp. Class A	10,200	105,672
Montpelier Re Holdings Ltd.	12,708	290,505
NASB Financial Inc. (a)	1,100	23,507
National Bank Holdings Corp. Class A	1,800	34,182
National Bankshares Inc.	1,700	55,063
National Financial Partners Corp. (a)	10,263	175,908
National Health Investors Inc.	6,201	350,543
National Interstate Corp.	1,513	43,605
National Penn Bancshares Inc.	31,286	291,586
National Western Life Insurance Co.	575	90,700
Nationstar Mortgage Holdings Inc. (a)	4,900	151,802

108	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Navigators Group Inc., The (a)	2,572	$131,352
NBT Bancorp Inc.	8,466	171,606
Nelnet Inc. Class A	6,000	178,740
Netspend Holdings Inc. (a)	7,049	83,319
New York Mortgage Trust Inc.	12,496	78,975
NewStar Financial Inc. (a)	6,732	94,315
Nicholas Financial Inc.	2,406	29,834
Northfield Bancorp Inc.	3,732	56,913
Northrim BanCorp Inc.	1,700	38,505
NorthStar Realty Finance Corp.	40,928	288,133
Northwest Bancshares Inc.	24,258	294,492
OceanFirst Financial Corp.	3,300	45,375
Ocwen Financial Corp. (a)	26,994	933,722
Old National Bancorp	25,642	304,371
Omega Healthcare Investors Inc.	28,109	670,400
OmniAmerican Bancorp Inc. (a)	2,705	62,567
One Liberty Properties Inc.	2,747	55,737
OneBeacon Insurance Group Ltd. Class A	5,448	75,727
Oppenheimer Holdings Inc. Class A	2,680	46,284
Oriental Financial Group Inc.	11,396	152,137
Oritani Financial Corp.	11,505	176,257
Pacific Continental Corp.	4,600	44,758
Pacific Mercantile Bancorp (a)	2,700	16,983
PacWest Bancorp	7,691	190,583
Park National Corp.	2,870	185,488
Park Sterling Corp. (a)	11,254	58,858
Parkway Properties Inc.	5,345	74,777
Peapack-Gladstone Financial Corp.	2,300	32,384
Pebblebrook Hotel Trust	15,190	350,889
Penns Woods Bancorp Inc.	1,057	39,542
Pennsylvania Real Estate Investment Trust	14,250	251,370
PennyMac Mortgage Investment Trust	14,889	376,543
Peoples Bancorp Inc.	2,610	53,322
Peoples Federal Bancshares Inc.	1,600	27,824
PHH Corp. (a)	14,369	326,895
Phoenix Companies Inc., The (a)	1,430	35,364
PICO Holdings Inc. (a)	5,707	115,681
Pinnacle Financial Partners Inc. (a)	8,814	166,056
Piper Jaffray Companies Inc. (a)	3,833	123,154
Platinum Underwriters Holdings Ltd.	8,263	380,098
Portfolio Recovery Associates Inc. (a)	4,266	455,865
Potlatch Corp.	10,065	394,447
Preferred Bank (a)	3,000	42,600
Primerica Inc.	11,082	332,571
PrivateBancorp Inc.	15,304	234,457
Prosperity Bancshares Inc.	11,852	497,784
Provident Financial Holdings Inc.	2,500	43,750
Provident Financial Services Inc.	15,018	224,069
Provident New York Bancorp	10,070	93,752
PS Business Parks Inc.	4,682	304,236
Pzena Investment Management Inc. Class A	2,000	10,800
Radian Group Inc.	33,100	202,241
RAIT Financial Trust	12,721	71,874
Ramco-Gershenson Properties Trust	11,356	151,148

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Redwood Trust Inc.	19,754	$333,645
Regional Management Corp. (a)	1,200	19,860
Renasant Corp.	6,216	118,974
Republic Bancorp Inc. Class A	2,619	55,339
Resource America Inc. Class A	3,100	20,677
Resource Capital Corp.	25,104	140,582
Retail Opportunity Investments Corp.	13,658	175,642
RLI Corp.	5,338	345,155
RLJ Lodging Trust	26,637	515,959
Rockville Financial Inc.	7,268	93,757
Roma Financial Corp.	2,006	30,331
Rouse Properties Inc.	5,600	94,752
Ryman Hospitality Properties Inc.	8,256	317,526
S&T Bancorp Inc.	7,362	133,031
Sabra Health Care REIT Inc.	9,184	199,476
Safeguard Scientifics Inc. (a)	5,216	76,936
Safety Insurance Group Inc.	3,164	146,082
Sandy Spring Bancorp Inc.	5,994	116,403
Saul Centers Inc.	1,848	79,076
SCBT Financial Corp.	4,213	169,278
SeaBright Holdings Inc.	4,700	52,029
Seacoast Banking Corporation of Florida (a)	17,806	28,668
Select Income REIT	2,800	69,356
Selective Insurance Group Inc.	13,911	268,065
SI Financial Group Inc.	2,700	31,050
Sierra Bancorp	2,800	32,004
Simmons First National Corp.	4,216	106,918
Simplicity Bancorp Inc.	2,300	34,385
Southside Bancshares Inc.	4,261	89,737
Southwest Bancorp Inc. (a)	5,055	56,616
Sovran Self Storage Inc.	7,244	449,852
Spirit Realty Capital Inc.	8,400	149,352
STAG Industrial Inc.	7,866	141,352
Starwood Property Trust Inc.	34,115	783,280
State Auto Financial Corp.	3,558	53,157
State Bank Financial Corp.	7,798	123,832
StellarOne Corp.	5,700	80,598
Sterling Bancorp NY	8,008	72,953
Sterling Financial Corp.	6,595	137,704
Stewart Information Services Corp.	4,491	116,766
Stifel Financial Corp. (a)	13,356	426,991
Strategic Hotels & Resorts Inc. (a)	45,889	293,690
Suffolk Bancorp (a)	2,423	31,741
Summit Hotel Properties Inc.	10,737	102,002
Sun Bancorp Inc. (a)	9,204	32,582
Sun Communities Inc.	7,502	299,255
Sunstone Hotel Investors Inc. (a)	34,537	369,891
Susquehanna Bancshares Inc.	47,571	498,544
SWS Group Inc. (a)	6,997	37,014
SY Bancorp Inc.	3,167	71,004
Symetra Financial Corp.	19,697	255,667
Taylor Capital Group Inc. (a)	3,933	70,991
Tejon Ranch Co. (a)	3,236	90,867
Terreno Realty Corp.	3,351	51,739
Territorial Bancorp Inc.	2,685	61,352

See accompanying notes to financial statements.	109

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Texas Capital Bancshares Inc. (a)	10,137	$454,340
Thomas Properties Group Inc.	8,200	44,362
Tompkins Financial Corp.	2,746	108,851
Tower Group Inc.	8,834	156,980
TowneBank	6,680	103,473
Tree.com Inc.	1,500	27,045
Trico Bancshares	4,092	68,541
Trustco Bank Corp. NY	23,277	122,903
Trustmark Corp.	16,401	368,366
Two Harbors Investment Corp.	74,166	821,759
UMB Financial Corp.	8,135	356,638
UMH Properties Inc.	3,500	36,155
Umpqua Holdings Corp.	27,809	327,868
Union First Market Bankshares Corp.	5,263	82,998
United Bankshares Inc.	12,668	308,086
United Community Banks Inc. (a)	10,243	96,489
United Financial Bancorp Inc.	5,340	83,945
United Fire Group Inc.	4,992	109,025
Universal Health Realty Income Trust	3,005	152,083
Universal Insurance Holdings Inc.	5,400	23,652
Univest Corp. of Pennsylvania	4,199	71,803
Urstadt Biddle Properties Inc.	6,304	124,063
ViewPoint Financial Group Inc.	8,580	179,665
Virginia Commerce Bancorp (a)	7,086	63,420
Virtus Investment Partners Inc. (a)	1,530	185,038
Walker & Dunlop Inc. (a)	2,629	43,799
Walter Investment Management Corp. (a)	9,008	387,524
Washington Banking Co.	4,110	55,978
Washington Real Estate Investment Trust	16,790	439,058
Washington Trust Bancorp Inc.	3,556	93,558
Waterstone Financial Inc. (a)	1,900	14,820
Webster Financial Corp.	18,304	376,147
WesBanco Inc.	6,387	141,919
West Bancorporation	3,700	39,886
West Coast Bancorp	4,742	105,035
Westamerica Bancorporation	7,092	302,048
Western Alliance Bancorp (a)	18,400	193,752
Western Asset Mortgage Capital Corp.	4,711	93,136
Westfield Financial Inc.	5,860	42,368
Westwood Holdings Group Inc.	1,571	64,254
Whitestone REIT Class B	3,329	46,772
Wilshire Bancorp Inc. (a)	15,870	93,157
Winthrop Realty Trust	7,105	78,510
Wintrust Financial Corp.	9,208	337,934
WisdomTree Investments Inc. (a)	14,856	90,919
World Acceptance Corp. (a)	2,581	192,439
WSFS Financial Corp.	1,935	81,754
Zillow Inc. (a)	809	22,450

		65,563,712

Health Care (11.87%)
Abaxis Inc.	5,421	201,119
Abiomed Inc. (a)	8,501	114,423
Acadia Healthcare Company Inc. (a)	6,800	158,650

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Accretive Health Inc. (a)	14,225	$164,441
Accuray Inc. (a)	18,144	116,666
Achillion Pharmaceuticals Inc. (a)	14,999	120,292
Acorda Therapeutics Inc. (a)	10,144	252,180
Acura Pharmaceuticals Inc. (a)	4,200	9,324
Aegerion Pharmaceuticals Inc. (a)	6,298	159,906
Affymax Inc. (a)	9,127	173,413
Affymetrix Inc. (a)	18,600	58,962
Agenus Inc. (a)	5,800	23,780
Air Methods Corp.	9,600	354,144
Akorn Inc. (a)	14,376	192,063
Align Technology Inc. (a)	17,939	497,807
Alkermes PLC (a)	30,617	567,027
Allos Therapeutics Inc. Contingent Value Rights (a) (b)	20,300	0
Almost Family Inc.	2,200	44,572
Alnylam Pharmaceuticals Inc. (a)	11,703	213,580
Alphatec Holdings Inc. (a)	12,600	20,790
AMAG Pharmaceuticals Inc. (a)	5,282	77,698
Amedisys Inc. (a)	7,288	82,136
Amicus Therapeutics Inc. (a)	7,678	20,577
AMN Healthcare Services Inc. (a)	11,188	129,221
Ampio Pharmaceuticals Inc. (a)	7,014	25,180
Amsurg Corp. (a)	8,004	240,200
Anacor Pharmaceuticals Inc. (a)	4,317	22,448
Analogic Corp.	3,106	230,776
Angiodynamics Inc. (a)	6,300	69,237
Anika Therapeutics Inc. (a)	3,000	29,820
Antares Pharma Inc. (a)	26,877	102,401
Arena Pharmaceuticals Inc. (a)	54,797	494,269
ArQule Inc. (a)	15,335	42,785
Array Biopharma Inc. (a)	29,078	108,170
ArthroCare Corp. (a)	7,015	242,649
Assisted Living Concepts Inc. Class A	4,680	45,630
Astex Pharmaceuticals Inc. (a)	23,600	68,676
athenahealth Inc. (a)	9,031	663,327
AtriCure Inc. (a)	3,468	23,929
Atrion Corp.	400	78,400
Auxilium Pharmaceuticals Inc. (a)	12,281	227,567
AVANIR Pharmaceuticals Inc. Class A (a)	35,100	92,313
Aveo Pharmaceuticals Inc. (a)	9,810	78,970
BG Medicine Inc. (a)	2,900	6,699
BioCryst Pharmaceuticals Inc. (a)	12,480	17,722
BioDelivery Sciences International Inc. (a)	7,200	31,032
Bio-Reference Laboratories Inc. (a)	6,286	180,345
BioScrip Inc. (a)	11,154	120,129
BioSpecifics Technologies Corp. (a)	1,393	20,825
BioTime Inc. (a)	8,436	26,489
Cadence Pharmaceuticals Inc. (a)	15,320	73,383
Cambrex Corp. (a)	7,481	85,134
Cantel Medical Corp.	5,400	160,542
Capital Senior Living Corp. (a)	7,200	134,568
Cardiovascular Systems Inc. (a)	4,270	53,588
Celldex Therapeutics Inc. (a)	15,655	105,045

110	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Cempra Inc. (a)	1,000	$6,400
Centene Corp. (a)	13,009	533,369
Cepheid Inc. (a)	16,584	560,705
Cerus Corp. (a)	14,340	45,314
Chemed Corp.	4,824	330,878
ChemoCentryx Inc. (a)	1,200	13,128
Chindex International Inc. (a)	2,800	29,400
Clovis Oncology Inc. (a)	3,434	54,944
Codexis Inc. (a)	5,958	13,167
Computer Programs & Systems Inc.	2,784	140,147
Conceptus Inc. (a)	7,800	163,878
Conmed Corp.	7,029	196,461
Corcept Therapeutics Inc. (a)	11,830	16,917
Cornerstone Therapeutics Inc. (a)	1,800	8,514
Coronado Biosciences Inc. (a)	3,400	15,334
Corvel Corp. (a)	1,539	68,993
Cross Country Healthcare Inc. (a)	6,689	32,107
CryoLife Inc.	6,832	42,563
Cubist Pharmaceuticals Inc. (a)	15,805	664,758
Cumberland Pharmaceuticals Inc. (a)	3,000	12,600
Curis Inc. (a)	19,387	66,497
Cyberonics Inc. (a)	6,976	366,449
Cynosure Inc. Class A (a)	3,100	74,741
Cytori Therapeutics Inc. (a)	14,800	41,736
Dendreon Corp. (a)	39,000	205,920
DepoMed Inc. (a)	14,200	87,898
Derma Sciences Inc. (a)	3,100	34,441
Dexcom Inc. (a)	17,401	236,828
Discovery Laboratories Inc. (a)	11,000	23,210
Durata Therapeutics Inc. (a)	2,178	16,640
Dyax Corp. (a)	25,477	88,660
Dynavax Technologies Corp. (a)	44,747	127,976
Emergent Biosolutions Inc. (a)	6,600	105,864
Emeritus Corp. (a)	7,600	187,872
Endocyte Inc. (a)	7,478	67,152
Endologix Inc. (a)	14,029	199,773
Ensign Group Inc., The	4,400	119,636
EnteroMedics Inc. (a)	6,400	17,920
Enzon Pharmaceuticals Inc.	9,015	39,936
ePocrates Inc. (a)	4,765	42,027
Exact Sciences Corp. (a)	15,894	168,317
Exactech Inc. (a)	2,200	37,290
ExamWorks Group Inc. (a)	7,392	103,414
Exelixis Inc. (a)	46,323	211,696
Five Star Quality Care Inc. (a)	10,281	51,508
Fluidigm Corp. (a)	5,994	85,774
Furiex Pharmaceuticals Inc. (a)	1,878	36,170
Genomic Health Inc. (a)	4,000	109,040
Gentiva Health Services Inc. (a)	7,626	76,641
Geron Corp. (a)	32,073	45,223
Globus Medical Inc. Class A (a)	2,417	25,354
Greatbatch Inc. (a)	5,856	136,093
Greenway Medical Technologies Inc. (a)	1,900	29,184
GTx Inc. (a)	6,425	26,985
Haemonetics Corp. (a)	12,804	522,915
Halozyme Therapeutics Inc. (a)	22,740	152,585

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Hanger Inc. (a)	8,600	$235,296
Hansen Medical Inc. (a)	14,015	29,151
Harvard Bioscience Inc. (a)	5,592	24,493
Healthsouth Corp. (a)	24,176	510,355
HealthStream Inc. (a)	4,982	121,112
Healthways Inc. (a)	8,570	91,699
HeartWare International Inc. (a)	3,585	300,961
Hi-Tech Pharmacal Co. Inc.	2,600	90,948
HMS Holdings Corp. (a)	21,500	557,280
Horizon Pharma Inc. (a)	9,400	21,902
Hyperion Therapeutics Inc. (a)	800	9,024
ICU Medical Inc. (a)	3,132	190,833
Idenix Pharmaceuticals Inc. (a)	22,451	108,887
ImmunoCellular Therapeutics Ltd. (a)	13,900	26,688
ImmunoGen Inc. (a)	20,893	266,386
Immunomedics Inc. (a)	16,385	47,844
Impax Laboratories Inc. (a)	17,000	348,330
Infinity Pharmaceuticals Inc. (a)	7,100	248,500
Insulet Corp. (a)	12,065	256,019
Integra LifeSciences Holdings Corp. (a)	4,827	188,108
Intercept Pharmaceuticals Inc. (a)	1,200	41,088
InterMune Inc. (a)	16,536	160,234
Invacare Corp.	8,104	132,095
IPC The Hospitalist Co. (a)	4,100	162,811
Ironwood Pharmaceuticals Inc. (a)	19,078	211,575
Isis Pharmaceuticals Inc. (a)	25,392	265,600
Jazz Pharmaceuticals PLC (a)	10,494	558,281
Keryx Biopharmaceuticals Inc. (a)	16,978	44,482
Kindred Healthcare Inc. (a)	12,937	139,978
KYTHERA Biopharmaceuticals Inc. (a)	1,300	39,442
Landauer Inc.	2,380	145,680
Lannett Company Inc. (a)	4,000	19,840
Lexicon Pharmaceuticals Inc. (a)	54,200	120,324
LHC Group Inc. (a)	3,900	83,070
Ligand Pharmaceuticals Inc. Class B (a)	4,216	87,440
Luminex Corp. (a)	10,514	176,215
Magellan Health Services Inc. (a)	6,891	337,659
MAKO Surgical Corp. (a)	9,847	126,731
MannKind Corp. (a)	28,513	65,865
MAP Pharmaceuticals Inc. (a)	6,928	108,839
Masimo Corp.	12,625	265,251
Maxygen Inc.	7,579	18,644
MedAssets Inc. (a)	14,808	248,330
Medicines Co., The (a)	13,910	333,423
Medidata Solutions Inc. (a)	5,628	220,561
Merge Healthcare Inc. (a)	16,100	39,767
Meridian Bioscience Inc.	10,200	206,550
Merit Medical Systems Inc. (a)	10,396	144,504
Merrimack Pharmaceuticals Inc. (a)	3,900	23,751
Molina Healthcare Inc. (a)	7,543	204,114
Momenta Pharmaceuticals Inc. (a)	11,911	140,312
MWI Veterinary Supply Inc. (a)	3,200	352,000
National Healthcare Corp.	2,573	120,982
National Research Corp.	600	32,520
Natus Medical Inc. (a)	7,200	80,496
Navidea Biopharmaceuticals Inc. (a)	24,500	69,335

See accompanying notes to financial statements.	111

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Nektar Therapeutics (a)	29,108	$215,690
Neogen Corp. (a)	5,984	271,195
Neurocrine Biosciences Inc. (a)	16,738	125,200
NewLink Genetics Corp. (a)	3,200	40,000
Novavax Inc. (a)	33,103	62,565
NPS Pharmaceuticals Inc. (a)	21,415	194,876
NuVasive Inc. (a)	10,898	168,483
NxStage Medical Inc. (a)	13,219	148,714
Obagi Medical Products Inc. (a)	4,300	58,437
Omeros Corp. (a)	6,900	35,811
Omnicell Inc. (a)	8,600	127,882
OncoGenex Pharmaceutical Inc. (a)	3,596	47,180
Oncothyreon Inc. (a)	14,443	27,731
Opko Health Inc. (a)	26,910	129,437
Optimer Pharmaceuticals Inc. (a)	12,000	108,600
OraSure Technologies Inc. (a)	13,475	96,750
Orexigen Therapeutics Inc. (a)	18,244	96,146
Orthofix International NV (a)	4,700	184,851
Osiris Therapeutics Inc. (a)	4,300	38,614
Owens & Minor Inc.	16,028	456,958
Pacific Biosciences of California Inc. (a)	8,369	14,227
Pacira Pharmaceuticals Inc. (a)	4,716	82,389
Pain Therapeutics Inc.	8,959	24,279
Palomar Medical Technologies Inc. (a)	5,224	48,113
Parexel International Corp. (a)	15,134	447,815
PDI Inc. (a)	2,500	19,000
PDL BioPharma Inc.	34,715	244,741
Pernix Therapeutics Holdings Inc. (a)	2,311	17,910
Pharmacyclics Inc. (a)	13,693	792,825
PharMerica Corp. (a)	7,418	105,632
PhotoMedex Inc. (a)	3,300	47,883
Pozen Inc. (a)	6,699	33,562
Progenics Pharmaceuticals Inc. (a)	10,269	30,602
Providence Service Corp. (a)	3,399	57,749
PSS World Medical Inc. (a)	12,654	365,448
Quality Systems Inc.	10,052	174,503
Questcor Pharmaceuticals Inc.	13,600	363,392
Quidel Corp. (a)	7,000	130,690
Raptor Pharmaceutical Corp. (a)	12,905	75,494
Regulus Therapeutics Inc. (a)	3,200	20,160
Repligen Corp. (a)	7,700	48,433
Repros Therapeutics Inc. (a)	4,300	67,725
Rigel Pharmaceuticals Inc. (a)	21,497	139,730
Rochester Medical Corp. (a)	2,700	27,216
Rockwell Medical Inc. (a)	5,256	42,311
RTI Biologics Inc. (a)	13,700	58,499
Sagent Pharmaceuticals Inc. (a)	2,339	37,635
Sangamo BioSciences Inc. (a)	12,900	77,529
Santarus Inc. (a)	13,600	149,328
SciClone Pharmaceuticals Inc. (a)	14,400	62,064
Seattle Genetics Inc. (a)	23,848	553,274
Select Medical Holdings Corp.	8,834	83,305
Sequenom Inc. (a)	28,414	134,114
SIGA Technologies Inc. (a)	8,400	22,008
Skilled Healthcare Group Inc. Class A (a)	5,000	31,850

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Solta Medical Inc. (a)	17,730	$47,339
Spectranetics Corp. (a)	8,400	124,068
Spectrum Pharmaceuticals Inc.	15,028	168,163
STAAR Surgical Co. (a)	9,524	58,096
STERIS Corp.	14,631	508,135
Sucampo Pharmaceuticals Inc. Class A (a)	2,600	12,740
Sunesis Pharmaceuticals Inc. (a)	6,910	29,022
Sunrise Senior Living Inc. (a)	14,764	212,306
Supernus Pharmaceuticals Inc. (a)	1,400	10,038
SurModics Inc. (a)	3,200	71,552
Symmetry Medical Inc. (a)	9,208	96,868
Synageva BioPharma Corp. (a)	2,600	120,354
Synergy Pharmaceuticals Inc. (a)	10,400	54,704
Synta Pharmaceuticals Corp. (a)	10,200	92,004
Targacept Inc. (a)	6,778	29,688
Team Health Holdings Inc. (a)	7,167	206,195
Tesaro Inc. (a)	1,100	18,645
Theravance Inc. (a)	15,400	342,958
Threshold Pharmaceuticals Inc. (a)	11,400	47,994
Tornier NV (a)	3,802	63,836
Transcept Pharmaceuticals Inc. (a)	3,190	14,196
Triple-S Management Corp. Class B (a)	5,000	92,350
Trius Therapeutics Inc. (a)	6,261	29,928
U.S. Physical Therapy Inc.	2,900	79,866
Unilife Corp. (a)	18,794	42,662
Universal American Corp.	9,556	82,086
Utah Medical Products Inc.	800	28,840
Vanda Pharmaceuticals Inc. (a)	6,800	25,160
Vanguard Health Systems Inc. (a)	7,800	95,550
Vascular Solutions Inc. (a)	3,900	61,620
Ventrus Biosciences Inc. (a)	3,200	6,912
Verastem Inc. (a)	1,500	13,185
Vical Inc. (a)	18,663	54,309
ViroPharma Inc. (a)	16,483	375,153
VIVUS Inc. (a)	25,261	339,003
Vocera Communications Inc. (a)	1,700	42,670
Volcano Corp. (a)	13,500	318,735
WellCare Health Plans Inc. (a)	10,877	529,601
West Pharmaceutical Services Inc.	8,514	466,142
Wright Medical Group Inc. (a)	10,045	210,845
Xenoport Inc. (a)	10,722	83,310
XOMA Corp. (a)	20,200	48,379
Young Innovations Inc.	1,300	51,233
Zeltiq Aesthetics Inc. (a)	4,300	19,909
ZIOPHARM Oncology Inc. (a)	16,491	68,603
Zogenix Inc. (a)	15,004	19,955

		36,557,028

Industrials (15.20%)
A.T. Cross Co. Class A (a)	2,338	25,204
Aaon Inc.	4,645	96,941
AAR Corp.	10,003	186,856
ABM Industries Inc.	13,635	272,018
Acacia Research Corp. (a)	12,552	321,959
ACCO Brands Corp. (a)	28,622	210,085

112	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Accuride Corp. (a)	12,047	$38,671
Aceto Corp.	6,964	69,919
Acorn Energy Inc.	4,500	35,145
Actuant Corp. Class A	18,393	513,349
Acuity Brands Inc.	10,613	718,818
Advisory Board Co., The (a)	8,656	405,014
Aegion Corp. (a)	9,956	220,924
Aerovironment Inc. (a)	4,404	95,743
Air Transport Services Group Inc. (a)	13,100	52,531
Aircastle Ltd.	14,800	185,592
Alamo Group Inc.	1,685	54,998
Alaska Air Group Inc. (a)	17,834	768,467
Albany International Corp. Class A	6,951	157,649
Allegiant Travel Co.	3,710	272,351
Altra Holdings Inc.	6,600	145,530
AMERCO	2,188	277,460
Ameresco Inc. Class A (a)	5,100	50,031
American Railcar Industries Inc.	2,309	73,265
American Reprographics Co. (a)	9,321	23,862
American Science & Engineering Inc.	2,081	135,702
American Superconductor Corp. (a)	9,196	24,094
American Woodmark Corp. (a)	2,433	67,686
Ampco-Pittsburgh Corp.	2,200	43,956
AO Smith Corp.	9,793	617,645
API Technologies Corp. (a)	8,300	24,402
Apogee Enterprises Inc.	7,136	171,050
Applied Industrial Technologies Inc.	10,649	447,364
Argan Inc.	2,500	45,000
Arkansas Best Corp.	6,390	61,024
Astec Industries Inc.	5,114	170,450
Astronics Corp. (a)	3,036	69,464
Atlas Air Worldwide Holdings Inc. (a)	6,543	289,920
Avis Budget Group Inc. (a)	26,500	525,230
AZZ Inc.	6,400	245,952
Barnes Group Inc.	13,744	308,690
Barrett Business Services Inc.	1,800	68,562
Beacon Roofing Supply Inc. (a)	11,785	392,205
Belden Inc.	11,473	516,170
Blount International Inc. (a)	12,494	197,655
BlueLinx Holdings Inc. (a)	6,100	17,141
Brady Corp.	12,413	414,594
Briggs & Stratton Corp.	12,180	256,754
Brink’s Co., The	11,699	333,772
Builders FirstSource Inc. (a)	10,705	59,734
CAI International Inc. (a)	3,800	83,410
Capstone Turbine Corp. (a)	75,737	67,406
Cascade Corp.	2,262	145,447
Casella Waste Systems Inc. Class A (a)	9,114	39,919
CBIZ Inc. (a)	9,736	57,540
CDI Corp.	3,486	59,715
CECO Environmental Corp.	1,800	17,910
Celadon Group Inc.	5,200	93,964
Cenveo Inc. (a)	13,671	36,912
Chart Industries Inc. (a)	7,500	500,025
CIRCOR International Inc.	4,321	171,068
Clarcor Inc.	12,513	597,871
Coleman Cable Inc.	2,070	19,189

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Columbus McKinnon Corp. (a)	5,100	$84,252
Comfort Systems USA Inc.	9,173	111,544
Commercial Vehicle Group Inc. (a)	6,196	50,869
Consolidated Graphics Inc. (a)	1,901	66,383
Corporate Executive Board Co., The	8,300	393,918
Courier Corp.	2,501	27,511
CPI Aerostructures Inc. (a)	1,400	14,014
CRA International Inc. (a)	2,415	47,745
Cubic Corp.	3,965	190,201
Curtiss-Wright Corp.	11,878	389,955
Deluxe Corp.	12,900	415,896
DigitalGlobe Inc. (a)	9,187	224,530
Dolan Co., The (a)	7,800	30,342
Douglas Dynamics Inc.	5,610	80,728
DXP Enterprises Inc. (a)	2,100	103,046
Dycom Industries Inc. (a)	8,333	164,993
Dynamic Materials Corp.	3,254	45,231
Eastern Co., The	1,600	25,312
Echo Global Logistics Inc. (a)	3,700	66,489
Edgen Group Inc. (a)	3,800	26,828
EMCOR Group Inc.	16,756	579,925
Encore Wire Corp.	4,195	127,150
Energy Recovery Inc. (a)	11,500	39,100
Energy Solutions Inc. (a)	19,700	61,464
EnerNOC Inc. (a)	6,130	72,028
EnerSys (a)	11,985	450,996
Ennis Inc.	6,632	102,597
Enphase Energy Inc. (a)	2,000	7,300
EnPro Industries Inc. (a)	5,248	214,643
ESCO Technologies Inc.	6,810	254,762
Esterline Technologies Corp. (a)	7,689	489,097
Exponent Inc. (a)	3,429	191,441
Federal Signal Corp. (a)	15,434	117,453
Flow International Corp. (a)	12,300	43,050
Forward Air Corp.	7,408	259,354
Franklin Covey Co. (a)	3,200	41,280
Franklin Electric Co. Inc.	5,898	366,679
Freightcar America Inc.	3,060	68,605
FTI Consulting Inc. (a)	10,482	345,906
FuelCell Energy Inc. (a)	40,110	36,781
Furmanite Corp. (a)	9,400	50,478
G&K Services Inc. Class A	4,780	163,237
Genco Shipping & Trading Ltd. (a)	6,894	24,060
GenCorp Inc. (a)	15,226	139,318
Generac Holdings Inc.	6,190	212,379
Genesee & Wyoming Inc. Class A (a)	11,187	851,107
Geo Group Inc., The	18,452	520,346
GeoEye Inc. (a)	3,800	116,774
Gibraltar Industries Inc. (a)	7,482	119,113
Global Power Equipment Group Inc.	4,373	74,997
Gorman-Rupp Co., The	3,933	117,321
GP Strategies Corp. (a)	3,800	78,470
Graham Corp.	2,300	44,850
Granite Construction Inc.	9,653	324,534
Great Lakes Dredge & Dock Co.	14,800	132,164
Greenbrier Companies Inc. (a)	5,834	94,336
Griffon Corp.	11,236	128,765

See accompanying notes to financial statements.	113

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
H&E Equipment Services Inc.	7,000	$105,490
Hardinge Inc.	3,000	29,820
Hawaiian Holdings Inc. (a)	13,000	85,410
Healthcare Services Group Inc.	16,747	389,033
Heartland Express Inc.	11,776	153,912
Heico Corp.	13,153	588,728
Heidrick & Struggles International Inc.	4,712	71,905
Heritage-Crystal Clean Inc. (a)	1,967	29,525
Herman Miller Inc.	14,800	317,016
Hexcel Corp. (a)	24,932	672,167
Hill International Inc. (a)	5,992	21,931
HNI Corp.	11,547	347,103
Houston Wire & Cable Co.	4,500	55,215
Hub Group Inc. (a)	9,350	314,160
Hudson Global Inc. (a)	8,166	36,584
Hurco Companies Inc. (a)	1,569	36,087
Huron Consulting Group Inc. (a)	5,790	195,065
Hyster-Yale Materials Handling Inc.	2,696	131,565
ICF International Inc. (a)	4,900	114,856
II-VI Inc. (a)	13,296	242,918
Innerworkings Inc. (a)	8,052	110,957
Insperity Inc.	5,699	185,559
Insteel Industries Inc.	4,500	56,160
Interface Inc.	14,905	239,672
International Shipholding Corp.	1,333	21,968
Intersections Inc.	2,270	21,520
Jetblue Airways Corp. (a)	58,835	335,948
John Bean Technologies Corp.	7,100	126,167
Kadant Inc. (a)	2,858	75,766
Kaman Corp.	6,546	240,893
Kaydon Corp.	7,985	191,081
Kelly Services Inc. Class A	6,716	105,710
Keyw Holding Corp., The (a)	6,311	80,087
Kforce Inc.	7,326	104,982
Kimball International Inc. Class B	7,983	92,683
Knight Transportation Inc.	14,596	213,540
Knoll Inc.	12,244	188,068
Korn/Ferry International (a)	12,233	194,015
Kratos Defense & Security Solutions Inc. (a)	10,224	51,427
L.B. Foster Co. Class A	2,336	101,476
Layne Christensen Co. (a)	4,986	121,010
Lindsay Corp.	3,198	256,224
LMI Aerospace Inc. (a)	2,200	42,548
LSI Industries Inc.	4,647	32,575
Lydall Inc. (a)	4,190	60,085
Marten Transport Ltd.	3,865	71,077
MasTec Inc. (a)	13,781	343,560
McGrath Rentcorp	6,340	183,987
Meritor Inc. (a)	24,715	116,902
Metalico Inc. (a)	9,899	19,402
Met-Pro Corp.	3,800	36,822
Michael Baker Corp.	2,300	57,339
Middleby Corp. (a)	4,693	601,690
Miller Industries Inc.	2,600	39,650
Mine Safety Appliances Co.	7,018	299,739
Mistras Group Inc. (a)	3,962	97,822

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Mobile Mini Inc. (a)	9,747	$203,030
Moog Inc. Class A (a)	11,440	469,383
Mueller Industries Inc.	4,997	250,000
Mueller Water Products Inc.	38,803	217,685
Multi-Color Corp.	3,473	83,317
MYR Group Inc. (a)	5,000	111,250
National Presto Industries Inc.	1,218	84,164
Navigant Consulting Inc. (a)	12,948	144,500
NCI Building Systems Inc. (a)	4,654	64,691
NL Industries Inc.	1,843	21,102
NN Inc. (a)	4,117	37,712
Nortek Inc. (a)	1,989	131,771
Northwest Pipe Co. (a)	2,400	57,264
Odyssey Marine Exploration Inc. (a)	19,131	56,819
Old Dominion Freight Line Inc. (a)	18,018	617,657
Omega Flex Inc.	600	7,416
On Assignment Inc. (a)	10,900	221,052
Orbital Sciences Corp. (a)	14,729	202,818
Orion Marine Group Inc. (a)	6,764	49,445
Pacer International Inc. (a)	8,370	32,643
Park-Ohio Holdings Corp. (a)	1,966	41,895
Patrick Industries Inc. (a)	1,000	15,560
Patriot Transportation Holding Inc. (a)	1,500	42,645
Pendrell Corp. (a)	37,246	47,302
Performant Financial Corp. (a)	2,200	22,220
PGT Inc. (a)	4,900	22,050
Pike Electric Corp.	4,100	39,155
PMFG Inc. (a)	5,100	46,359
Powell Industries Inc. (a)	2,155	89,497
Preformed Line Products Co.	600	35,652
Primoris Services Corp.	7,664	115,267
Proto Labs Inc. (a)	1,308	51,561
Quad Graphics Inc.	6,240	127,234
Quality Distribution Inc. (a)	5,376	32,256
Quanex Building Products Corp.	9,241	188,609
Rand Logistics Inc. (a)	4,500	29,250
Raven Industries Inc.	9,184	242,090
RBC Bearings Inc. (a)	5,500	275,385
Republic Airways Holdings Inc. (a)	11,632	66,070
Resources Connection Inc.	10,664	127,328
Rexnord Corp. (a)	7,272	154,894
Roadrunner Transportation Systems Inc. (a)	3,631	65,866
Robbins & Myers Inc.	9,725	578,151
RPX Corp. (a)	5,366	48,509
Rush Enterprises Inc. Class A (a)	8,168	168,833
Saia Inc. (a)	4,135	95,601
Sauer-Danfoss Inc.	2,939	156,854
Schawk Inc.	2,782	36,611
Seaboard Corp.	78	197,331
SeaCube Container Leasing Ltd.	2,905	54,759
SIFCO Industries Inc.	600	9,450
Simpson Manufacturing Co. Inc.	10,057	329,769
SkyWest Inc.	13,121	163,488
Spirit Airlines Inc. (a)	10,455	185,263
Standard Parking Corp. (a)	3,900	85,761
Standex International Corp.	3,127	160,384

114	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Steelcase Inc.	19,300	$245,882
Sterling Construction Company Inc. (a)	4,300	42,742
Sun Hydraulics Corp.	5,100	133,008
Swift Transportation Co. (a)	20,261	184,780
Swisher Hygiene Inc. (a)	28,533	49,933
Sykes Enterprises Inc. (a)	9,935	151,211
Sypris Solutions Inc.	2,700	10,692
TAL International Group Inc.	7,400	269,212
Taser International Inc. (a)	12,792	114,360
Team Inc. (a)	5,000	190,200
Teledyne Technologies Inc. (a)	9,213	599,490
Tennant Co.	4,771	209,685
Tetra Tech Inc. (a)	16,021	423,755
Textainer Group Holdings Ltd.	3,500	110,110
Thermon Group Holdings Inc. (a)	3,724	83,902
Titan International Inc.	12,034	261,378
Titan Machinery Inc. (a)	4,300	106,210
TMS International Corp. Class A (a)	3,198	40,039
TRC Companies Inc. (a)	4,335	25,230
Trex Co. Inc. (a)	3,734	139,017
TriMas Corp. (a)	8,131	227,343
TrueBlue Inc. (a)	9,910	156,082
Tutor Perini Corp. (a)	9,073	124,300
Twin Disc Inc.	2,052	35,766
UniFirst Corp.	3,675	269,451
United Stationers Inc.	10,308	319,445
Universal Forest Products Inc.	4,910	186,776
Universal Truckload Services Inc.	1,400	25,550
US Airways Group Inc. (a)	41,031	553,918
US Ecology Inc.	4,558	107,295
USG Corp. (a)	18,722	525,527
Viad Corp.	5,162	140,200
Vicor Corp. (a)	4,808	26,059
VSE Corp.	1,100	26,961
Wabash National Corp. (a)	17,043	152,876
WageWorks Inc. (a)	1,600	28,480
Watsco Inc.	7,368	551,863
Watts Water Technologies Inc.	7,051	303,122
Werner Enterprises Inc.	11,226	243,267
Wesco Aircraft Holdings Inc. (a)	4,460	58,917
Willis Lease Finance Corp. (a)	1,400	20,034
Woodward Inc.	17,310	660,030
XPO Logistics Inc. (a)	4,500	78,210
Zipcar Inc. (a)	6,822	56,213

		46,826,371

Information Technology (16.29%)
3D Systems Corp. (a)	11,816	630,384
Accelrys Inc. (a)	14,125	127,831
ACI Worldwide Inc. (a)	10,016	437,599
Active Network Inc., The (a)	9,848	48,354
Actuate Corp. (a)	12,500	70,000
Acxiom Corp. (a)	19,461	339,789
Adtran Inc.	16,132	315,219
Advanced Energy Industries Inc. (a)	9,933	137,175
Advent Software Inc. (a)	7,810	166,978
Aeroflex Holding Corp. (a)	4,884	34,188

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Agilysys Inc. (a)	3,514	$29,412
Alpha & Omega Semiconductor Ltd. (a)	4,490	37,716
Ambarella Inc. (a)	1,500	16,725
Ambient Corp. (a)	900	2,709
American Software Inc. Class A	6,300	48,888
Amkor Technology Inc. (a)	18,464	78,472
ANADIGICS Inc. (a)	16,100	40,572
Anaren Inc. (a)	3,346	65,080
Angie’s List Inc. (a)	9,000	107,910
Anixter International Inc.	7,135	456,497
Applied Micro Circuits Corp. (a)	16,662	139,961
Arris Group Inc. (a)	28,606	427,374
Aruba Networks Inc. (a)	27,955	580,066
Aspen Technology Inc. (a)	23,362	645,726
ATMI Inc. (a)	7,988	166,789
Audience Inc. (a)	1,500	15,585
AVG Technologies NV (a)	1,900	30,077
Aviat Networks Inc. (a)	15,150	49,844
Avid Technology Inc. (a)	7,200	54,576
Aware Inc.	2,900	15,892
Axcelis Technologies Inc. (a)	25,726	35,759
AXT Inc. (a)	7,625	21,426
Badger Meter Inc.	3,530	167,357
Bankrate Inc. (a)	11,751	146,300
Bazaarvoice Inc. (a)	2,300	21,505
Bel Fuse Inc.	2,483	48,543
Benchmark Electronics Inc. (a)	14,376	238,929
Black Box Corp.	4,155	101,133
Blackbaud Inc.	11,411	260,513
Blucora Inc. (a)	10,120	158,985
Bottomline Technologies Inc. (a)	8,631	227,772
Brightcove Inc. (a)	1,400	12,656
BroadSoft Inc. (a)	7,000	254,310
Brooks Automation Inc.	16,449	132,414
Cabot Microelectronics Corp.	5,861	208,124
CACI International Inc. Class A (a)	5,718	314,662
CalAmp Corp. (a)	7,200	59,904
Calix Inc. (a)	10,120	77,823
Callidus Software Inc. (a)	8,803	39,966
Carbonite Inc. (a)	2,900	26,825
Cardtronics Inc. (a)	11,200	265,888
Cass Information Systems Inc.	2,506	105,753
Cavium Inc. (a)	12,437	388,159
CEVA Inc. (a)	5,800	91,350
Checkpoint Systems Inc. (a)	9,915	106,487
Ciber Inc. (a)	18,443	61,600
Ciena Corp. (a)	25,100	394,070
Cirrus Logic Inc. (a)	16,097	466,332
Cognex Corp.	10,861	399,902
Coherent Inc.	6,000	303,720
Cohu Inc.	6,008	65,127
CommVault Systems Inc. (a)	11,188	779,915
Computer Task Group Inc. (a)	4,000	72,920
comScore Inc. (a)	8,928	123,028
Comtech Telecommunications Corp.	4,388	111,367
Comverse Inc. (a)	5,549	158,313

See accompanying notes to financial statements.	115

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Comverse Technology Inc. (a)	55,491	$213,085
Constant Contact Inc. (a)	7,700	109,417
Convergys Corp.	27,261	447,353
Cornerstone OnDemand Inc. (a)	8,492	250,769
CoStar Group Inc. (a)	7,128	637,029
Cray Inc. (a)	9,422	150,281
CSG Systems International Inc. (a)	8,665	157,530
CTS Corp.	8,641	91,854
Cymer Inc. (a)	7,776	703,184
Daktronics Inc.	8,952	99,099
Datalink Corp. (a)	3,900	33,345
Dealertrack Technologies Inc. (a)	10,741	308,482
Demand Media Inc. (a)	7,633	70,911
Demandware Inc. (a)	1,700	46,444
Dice Holdings Inc. (a)	10,518	96,555
Digi International Inc. (a)	6,780	64,207
Digimarc Corp.	1,881	38,937
Digital River Inc. (a)	9,278	133,510
Diodes Inc. (a)	9,146	158,683
DSP Group Inc. (a)	5,824	33,546
DTS Inc. (a)	4,446	74,248
E2open Inc. (a)	1,100	15,576
EarthLink Inc.	26,540	171,448
Ebix Inc.	7,239	116,331
Echelon Corp. (a)	10,444	25,588
Electro Rent Corp.	4,606	70,840
Electro Scientific Industries Inc.	5,538	55,103
Electronics for Imaging Inc. (a)	11,808	224,234
Ellie Mae Inc. (a)	6,348	176,157
Eloqua Inc. (a)	2,334	55,059
Emulex Corp. (a)	21,880	159,724
Entegris Inc. (a)	34,813	319,583
Entropic Communications Inc. (a)	21,600	114,264
Envestnet Inc. (a)	5,300	73,935
Envivio Inc. (a)	2,000	3,400
EPAM Systems Inc. (a)	1,300	23,530
EPIQ Systems Inc.	7,690	98,278
ePlus Inc.	1,018	42,084
Euronet Worldwide Inc. (a)	12,797	302,009
Exa Corp. (a)	1,500	14,595
ExactTarget Inc. (a)	2,500	50,000
Exar Corp. (a)	8,967	79,806
Exlservice Holdings Inc. (a)	5,864	155,396
Extreme Networks Inc. (a)	22,664	82,497
Fabrinet (a)	5,628	73,952
Fair Isaac Corp.	8,502	357,339
FalconStor Software Inc. (a)	7,016	16,347
FARO Technologies Inc. (a)	4,249	151,604
FEI Co.	9,586	531,640
Finisar Corp. (a)	23,067	375,992
First Solar Inc. (a)	15,100	466,288
Fleetmatics Group Ltd. PLC (a)	2,200	55,352
Formfactor Inc. (a)	12,443	56,740
Forrester Research Inc.	3,652	97,874
Gerber Scientific Inc. Escrow Shares (a) (b)	6,402	0
Global Cash Access Holdings Inc. (a)	16,837	132,002

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Globecomm Systems Inc. (a)	5,700	$64,410
Glu Mobile Inc. (a)	13,812	31,629
GSI Group Inc. (a)	7,355	63,694
GSI Technology Inc. (a)	5,400	33,858
GT Advanced Technologies Inc. (a)	29,400	88,788
Guidance Software Inc. (a)	3,744	44,441
Guidewire Software Inc. (a)	5,100	151,572
Hackett Group Inc., The	6,294	26,938
Harmonic Inc. (a)	30,010	152,151
Heartland Payment Systems Inc.	9,600	283,200
Higher One Holdings Inc. (a)	8,271	87,176
Hittite Microwave Corp. (a)	7,900	490,590
iGate Corp. (a)	8,126	128,147
Imation Corp. (a)	7,659	35,768
Immersion Corp. (a)	7,200	49,464
Imperva Inc. (a)	2,454	77,375
Infinera Corp. (a)	27,821	161,640
Infoblox Inc. (a)	2,000	35,940
Innodata Isogen Inc. (a)	5,600	21,168
Inphi Corp. (a)	5,937	56,876
Insight Enterprises Inc. (a)	11,048	191,904
Integrated Device Technology Inc. (a)	35,203	256,982
Integrated Silicon Solution Inc. (a)	7,139	64,251
Interactive Intelligence Group (a)	3,611	121,113
InterDigital Inc.	10,292	423,001
Intermec Inc. (a)	14,704	144,981
Intermolecular Inc. (a)	3,500	31,150
Internap Network Services Corp. (a)	12,990	90,151
International Rectifier Corp. (a)	17,500	310,275
Intersil Corp. Class A	32,300	267,767
Intevac Inc. (a)	5,632	25,738
Intralinks Holdings Inc. (a)	9,533	58,819
InvenSense Inc. (a)	9,200	102,212
iPass Inc. (a)	13,200	24,156
Ixia (a)	10,699	181,669
IXYS Corp.	6,314	57,710
j2 Global Inc.	11,590	354,422
Jive Software Inc. (a)	4,100	59,573
Kemet Corp. (a)	10,879	54,721
Key Tronic Corp. (a)	2,600	26,624
Keynote Systems Inc.	4,190	59,037
Kopin Corp. (a)	17,200	57,276
KVH Industries Inc. (a)	3,500	48,930
Lattice Semiconductor Corp. (a)	29,593	118,076
Limelight Networks Inc. (a)	14,179	31,477
Lionbridge Technologies Inc. (a)	14,200	57,084
Liquidity Services Inc. (a)	6,012	245,650
Littelfuse Inc.	5,437	335,517
LivePerson Inc. (a)	13,900	182,646
LogMeIn Inc. (a)	5,570	124,824
Loral Space & Communications Inc.	2,800	153,048
LTX-Credence Corp. (a)	12,296	80,662
M/A-COM Technology Solutions Holdings Inc. (a)	1,500	22,455
Manhattan Associates Inc. (a)	5,105	308,036
ManTech International Corp. Class A	5,755	149,285
Marchex Inc. Class B	5,366	22,054

116	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Market Leader Inc. (a)	5,600	$36,680
Mattersight Corp. (a)	2,600	12,922
Mattson Technology Inc. (a)	14,800	12,432
MAXIMUS Inc.	8,498	537,244
MaxLinear Inc. Class A (a)	5,686	28,544
Maxwell Technologies Inc. (a)	6,900	57,201
Measurement Specialties Inc. (a)	3,900	134,004
MeetMe Inc. (a)	4,756	16,598
MEMC Electronic Materials Inc. (a)	58,500	187,785
Mentor Graphics Corp. (a)	23,256	395,817
Mercury Systems Inc. (a)	7,978	73,398
Mesa Laboratories Inc.	700	35,077
Methode Electronics Inc.	8,967	89,939
Micrel Inc.	12,195	115,852
Microsemi Corp. (a)	22,461	472,579
MicroStrategy Inc. (a)	2,125	198,432
Millennial Media Inc. (a)	2,900	36,337
Mindspeed Technologies Inc. (a)	9,751	45,635
MIPS Technologies Inc. (a)	12,120	94,778
MKS Instruments Inc.	13,278	342,307
ModusLink Global Solutions Inc. (a)	9,195	26,666
MoneyGram International Inc. (a)	5,462	72,590
Monolithic Power Systems Inc.	7,703	171,623
Monotype Imaging Holdings Inc.	9,300	148,614
Monster Worldwide Inc. (a)	30,700	172,534
MoSys Inc. (a)	7,482	26,037
Move Inc. (a)	9,852	74,777
MTS Systems Corp.	4,070	207,285
Multi-Fineline Electronix Inc. (a)	2,134	43,128
Nanometrics Inc. (a)	5,904	85,136
Neonode Inc. (a)	5,700	27,702
NeoPhotonics Corp. (a)	5,000	28,700
Netgear Inc. (a)	9,448	372,440
NetScout Systems Inc. (a)	9,200	239,108
Newport Corp. (a)	9,418	126,672
NIC Inc.	15,906	259,904
NumereX Corp. Class A (a)	2,327	30,577
NVE Corp. (a)	1,200	66,588
Oclaro Inc. (a)	18,066	28,364
OCZ Technology Group Inc. (a)	17,561	33,542
Omnivision Technologies Inc. (a)	12,945	182,266
OpenTable Inc. (a)	5,600	273,280
Oplink Communications Inc. (a)	5,045	78,601
OSI Systems Inc. (a)	4,965	317,959
Parametric Technology Corp. (a)	29,944	674,039
Park Electrochemical Corp.	5,188	133,487
ParkerVision Inc. (a)	19,300	39,179
PC Connection Inc.	2,020	23,230
PC-Tel Inc.	4,700	33,840
PDF Solutions Inc. (a)	6,063	83,548
Pegasystems Inc.	4,340	98,431
Peregrine Semiconductor Corp. (a)	1,595	24,419
Perficient Inc. (a)	8,100	95,418
Pericom Semiconductor Corp. (a)	5,809	46,646
Pervasive Software Inc. (a)	3,400	30,294
Photronics Inc. (a)	14,772	88,041
Plantronics Inc.	10,596	390,675

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Plexus Corp. (a)	8,840	$228,072
PLX Technology Inc. (a)	11,411	41,422
Power Integrations Inc.	7,189	241,622
Power-One Inc. (a)	16,518	67,889
PRGX Global Inc. (a)	5,831	37,610
Procera Networks Inc. (a)	4,744	88,001
Progress Software Corp. (a)	15,875	333,216
Proofpoint Inc. (a)	1,600	19,696
PROS Holdings Inc. (a)	5,500	100,595
QAD Inc. Class A	1,458	20,995
QLIK Technologies Inc. (a)	21,239	461,311
QLogic Corp. (a)	24,700	240,331
Qualys Inc. (a)	2,100	31,059
Quantum Corp. (a)	59,495	73,774
QuickLogic Corp. (a)	9,800	21,266
QuinStreet Inc. (a)	8,298	55,763
Radisys Corp. (a)	5,929	17,668
Rambus Inc. (a)	27,958	136,435
RealD Inc. (a)	10,398	116,562
Realnetworks Inc. (a)	5,369	40,590
RealPage Inc. (a)	9,116	196,632
Responsys Inc. (a)	9,025	53,789
RF Micro Devices Inc. (a)	70,498	315,831
Richardson Electronics Ltd.	3,533	39,994
Riverbed Technology Inc. (a)	1,081	21,317
Rofin-Sinar Technologies Inc. (a)	7,034	152,497
Rogers Corp. (a)	4,165	206,834
Rosetta Stone Inc. (a)	2,689	33,182
Rubicon Technology Inc. (a)	4,200	25,662
Ruckus Wireless Inc. (a)	2,100	47,313
Rudolph Technologies Inc. (a)	7,917	106,484
Saba Software Inc. (a)	7,600	66,424
Sanmina Corp. (a)	20,826	230,544
Sapiens International Corp. NV (a)	3,500	14,000
Sapient Corp. (a)	31,208	329,556
ScanSource Inc. (a)	6,978	221,691
SciQuest Inc. (a)	4,554	72,226
SeaChange International Inc. (a)	7,300	70,591
Semtech Corp. (a)	16,549	479,094
ServiceSource International Inc. (a)	12,559	73,470
ShoreTel Inc. (a)	12,039	51,045
Sigma Designs Inc. (a)	8,696	44,784
Silicon Graphics International Corp. (a)	7,700	78,771
Silicon Image Inc. (a)	21,073	104,522
Sonus Networks Inc. (a)	52,506	89,260
Sourcefire Inc. (a)	7,500	354,150
Spansion Inc. Class A (a)	11,869	165,098
Spark Networks Inc. (a)	2,900	22,620
SPS Commerce Inc. (a)	3,125	116,469
SS&C Technologies Holdings Inc. (a)	8,617	199,225
Stamps.com Inc. (a)	3,328	83,866
STEC Inc. (a)	9,200	45,356
STR Holdings Inc. (a)	7,685	19,366
SunPower Corp. (a)	10,100	56,762
Super Micro Computer Inc. (a)	7,507	76,571
Supertex Inc.	2,780	48,789
Support.com Inc. (a)	13,100	54,758

See accompanying notes to financial statements.	117

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Sycamore Networks Inc.	5,427	$12,156
Symmetricom Inc. (a)	10,146	58,542
Synacor Inc. (a)	1,700	9,299
Synaptics Inc. (a)	8,524	255,464
Synchronoss Technologies Inc. (a)	7,000	147,630
SYNNEX Corp. (a)	6,705	230,518
Syntel Inc.	3,858	206,750
Take-Two Interactive Software Inc. (a)	19,800	217,998
Tangoe Inc. (a)	7,518	89,239
TechTarget (a)	3,326	18,459
TeleNav Inc. (a)	4,108	32,782
TeleTech Holdings Inc. (a)	5,705	101,549
Tellabs Inc.	92,900	211,812
Telular Corp.	4,200	39,774
TESSCO Technologies Inc.	1,400	30,996
Tessera Technologies Inc.	12,872	211,358
TiVo Inc. (a)	31,540	388,573
TNS Inc. (a)	5,915	122,618
Travelzoo Inc. (a)	1,800	34,182
TriQuint Semiconductor Inc. (a)	42,715	206,741
Trulia Inc. (a)	1,700	27,608
TTM Technologies Inc. (a)	13,560	124,752
Tyler Technologies Inc. (a)	7,590	367,660
Ubiquiti Networks Inc.	2,646	32,122
Ultimate Software Group Inc. (a)	6,691	631,697
Ultra Clean Holdings Inc. (a)	6,323	31,046
Ultratech Inc. (a)	6,679	249,127
Unisys Corp. (a)	11,079	191,667
United Online Inc.	23,256	130,001
Universal Display Corp. (a)	10,098	258,711
Unwired Planet Inc. (a)	21,400	25,680
ValueClick Inc. (a)	18,864	366,150
VASCO Data Security International Inc. (a)	6,902	56,320
Veeco Instruments Inc. (a)	9,802	289,355
Verint Systems Inc. (a)	5,538	162,596
ViaSat Inc. (a)	9,499	369,511
Viasystems Group Inc. (a)	1,056	12,883
Virnetx Holding Corp. (a)	10,627	311,159
Virtusa Corp. (a)	4,700	77,221
Vishay Precision Group Inc. (a)	3,021	39,938
VistaPrint NV (a)	8,634	283,713
Vocus Inc. (a)	5,200	90,376
Volterra Semiconductor Corp. (a)	6,421	110,249
Web.com Group Inc. (a)	8,857	131,084
WebMD Health Corp. (a)	12,800	183,552
Websense Inc. (a)	9,302	139,902
Westell Technologies Inc. Class A (a)	12,962	23,980
WEX Inc. (a)	9,798	738,475
XO Group Inc. (a)	6,900	64,170
Yelp Inc. (a)	2,100	39,585
Zix Corp. (a)	16,400	45,920
Zygo Corp. (a)	4,300	67,510

		50,178,843

	Shares	Value
Common Stocks (Cont.)
Materials (5.19%)
A. Schulman Inc.	7,345	$212,489
ADA-ES Inc. (a)	2,300	38,824
AEP Industries Inc. (a)	1,100	65,153
AK Steel Holding Corp.	33,900	155,940
AM Castle & Co. (a)	4,189	61,872
AMCOL International Corp.	6,444	197,702
American Vanguard Corp.	7,013	217,894
Arabian American Development Co. (a)	5,000	41,550
Balchem Corp.	7,388	268,923
Berry Plastics Group Inc. (a)	7,400	118,992
Boise Inc.	25,376	201,739
Buckeye Technologies Inc.	9,980	286,526
Calgon Carbon Corp. (a)	14,552	206,347
Century Aluminum Co. (a)	12,700	111,252
Chase Corp.	1,554	28,904
Chemtura Corp. (a)	24,625	523,528
Clearwater Paper Corp. (a)	5,876	230,104
Coeur d’Alene Mines Corp. (a)	22,488	553,205
Deltic Timber Corp.	2,730	192,793
Eagle Materials Inc.	12,323	720,896
Ferro Corp. (a)	22,717	94,957
Flotek Industries Inc. (a)	12,328	150,402
FutureFuel Corp.	4,573	54,144
General Moly Inc. (a)	16,300	65,363
Georgia Gulf Corp.	8,580	354,182
Globe Specialty Metals Inc.	15,605	214,569
Gold Reserve Inc. (a)	13,300	44,023
Gold Resource Corp.	7,573	116,700
Golden Minerals Co. (a)	8,579	39,378
Golden Star Resources Ltd. (a)	64,808	119,247
Graphic Packaging Holding Co. (a)	42,360	273,646
GSE Holding Inc. (a)	2,000	12,400
Handy & Harman Ltd. (a)	1,448	21,821
Hawkins Inc.	2,365	91,384
Haynes International Inc.	3,100	160,797
HB Fuller Co.	12,554	437,130
Headwaters Inc. (a)	15,220	130,283
Hecla Mining Co.	72,279	421,387
Horsehead Holding Corp. (a)	10,929	111,585
Innophos Holdings Inc.	5,500	255,750
Innospec Inc.	5,849	201,732
Kaiser Aluminum Corp.	4,900	302,281
Kapstone Paper and Packaging Corp.	10,173	225,739
KMG Chemicals Inc.	2,001	35,158
Koppers Holdings Inc.	5,119	195,290
Kraton Performance Polymers Inc. (a)	8,014	192,576
Landec Corp. (a)	6,700	63,583
Louisiana-Pacific Corp. (a)	34,410	664,801
LSB Industries Inc. (a)	4,700	166,474
Materion Corp.	5,252	135,397
McEwen Mining Inc. (a)	55,000	210,650
Metals USA Holdings Corp.	2,796	48,902
Midway Gold Corp. (a)	34,805	48,379
Minerals Technologies Inc.	8,818	352,015

118	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Myers Industries Inc.	8,445	$127,942
Neenah Paper Inc.	3,853	109,695
Noranda Aluminum Holding Corp.	8,404	51,348
Olin Corp.	20,210	436,334
Olympic Steel Inc.	2,300	50,922
OM Group Inc. (a)	8,191	181,840
Omnova Solutions Inc. (a)	11,758	82,424
P. H. Glatfelter Co.	10,796	188,714
Paramount Gold and Silver Corp. (a)	33,152	76,913
PolyOne Corp.	22,548	460,430
Quaker Chemical Corp.	3,300	177,738
Resolute Forest Products (a)	20,601	272,757
Revett Minerals Inc. (a)	6,198	17,478
RTI International Metals Inc. (a)	7,674	211,495
Schnitzer Steel Industries Inc. Class A	6,400	194,112
Schweitzer-Mauduit International Inc.	7,948	310,210
Sensient Technologies Corp.	12,453	442,829
Spartech Corp. (a)	7,804	70,782
Stepan Co.	4,202	233,379
Stillwater Mining Co. (a)	28,899	369,329
SunCoke Energy Inc. (a)	17,490	272,669
Texas Industries Inc. (a)	5,627	287,033
Tredegar Corp.	5,999	122,500
UFP Technologies Inc. (a)	1,400	25,088
United States Antimony Corp. (a)	13,600	23,936
United States Lime & Minerals Inc. (a)	400	18,848
Universal Stainless & Alloy Products Inc. (a)	1,624	59,714
US Silica Holdings Inc.	2,900	48,517
Vista Gold Corp. (a)	14,804	39,971
Wausau Paper Corp.	11,126	96,351
Worthington Industries Inc.	12,996	337,766
Zep Inc.	5,831	84,200
Zoltek Companies Inc. (a)	7,105	55,064

		15,985,086

Telecommunication Services (0.70%)
8x8 Inc. (a)	17,929	132,495
Atlantic Tele-Network Inc.	2,249	82,561
Boingo Wireless Inc. (a)	4,010	30,276
Cbeyond Inc. (a)	7,000	63,280
Cincinnati Bell Inc. (a)	50,085	274,466
Cogent Communications Group Inc.	11,900	269,416
Consolidated Communications Holdings Inc.	10,142	161,461
FairPoint Communications Inc. (a)	5,294	42,034
General Communication Inc. Class A (a)	9,382	89,973
Hawaiian Telcom Holdco Inc. (a)	2,600	50,700
HickoryTech Corp.	3,244	31,564
IDT Corp. Class B	4,105	39,162
inContact Inc. (a)	9,220	47,760
Iridium Communications Inc. (a)	12,583	84,809

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Leap Wireless International Inc. (a)	13,674	$90,932
Lumos Networks Corp.	3,750	37,575
magicJack VocalTec Ltd. (a)	3,400	61,914
Neutral Tandem Inc.	7,100	18,247
NTELOS Holdings Corp.	3,750	49,162
Orbcomm Inc. (a)	8,390	32,889
Premiere Global Services Inc. (a)	12,840	125,575
Primus Telecommunications Group Inc.	3,100	33,697
Shenandoah Telecommunications Co.	6,038	92,442
Towerstream Corp. (a)	12,074	39,240
USA Mobility Inc.	5,566	65,011
Vonage Holdings Corp. (a)	40,479	95,935

		2,142,576

Utilities (3.29%)
Allete Inc.	9,651	395,498
American DG Energy Inc. (a)	6,200	14,322
American States Water Co.	4,678	224,450
Artesian Resources Corp. Class A	1,786	40,060
Atlantic Power Corp.	28,844	329,687
Avista Corp.	14,906	359,384
Black Hills Corp.	11,089	402,974
Cadiz Inc. (a)	3,002	23,776
California Water Service Group	10,408	190,987
CH Energy Group Inc.	3,726	243,010
Chesapeake Utilities Corp.	2,308	104,783
Cleco Corp.	15,380	615,354
Connecticut Water Service Inc.	2,624	78,143
Consolidated Water Co. Ltd.	3,594	26,596
Delta Natural Gas Company Inc.	1,700	33,235
El Paso Electric Co.	10,132	323,312
Empire District Electric Co., The	10,730	218,677
Genie Energy Ltd. Class B	4,205	29,856
Idacorp Inc.	12,655	548,594
Laclede Group Inc., The	5,488	211,892
MGE Energy Inc.	5,859	298,516
Middlesex Water Co.	3,953	77,321
New Jersey Resources Corp.	10,176	403,173
Northwest Natural Gas Co.	6,775	299,455
NorthWestern Corp.	9,211	319,898
Ormat Technologies Inc.	4,405	84,928
Otter Tail Corp.	9,091	227,275
Piedmont Natural Gas Company Inc.	17,905	560,605
PNM Resources Inc.	20,170	413,687
Portland General Electric Co.	18,437	504,436
SJW Corp.	3,648	97,037
South Jersey Industries Inc.	7,698	387,440
Southwest Gas Corp.	11,624	492,974
UIL Holdings Corp.	12,837	459,693
Unitil Corp.	3,398	88,076
UNS Energy Corp.	10,150	430,563

See accompanying notes to financial statements.	119

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
WGL Holdings Inc.	13,052	$511,508
York Water Co.	3,400	59,738

		10,130,913

Total Common Stocks
(cost $262,052,302)		298,673,569

Registered Investment Companies (1.14%)
Financials (1.14%)
Apollo Investment Corp.	50,529	422,422
BlackRock Kelso Capital Corp.	18,510	186,211
Capital Southwest Corp.	757	75,420
Fidus Investment Corp.	2,900	47,705
Fifth Street Finance Corp.	25,860	269,461
Firsthand Technology Value Fund Inc. (a)	2,200	38,368
Gladstone Capital Corp.	5,050	41,208
Gladstone Investment Corp.	6,110	42,526
Golub Capital BDC LLC Inc.	4,151	66,333
GSV Capital Corp. (a)	4,900	41,307
Harris & Harris Group Inc. (a)	8,000	26,400
Hercules Technology Growth Capital Inc.	13,548	150,789
KCAP Financial Inc.	5,761	52,944
Main Street Capital Corp.	7,659	233,676
MCG Capital Corp.	18,158	83,527
Medallion Financial Corp.	4,500	52,830
Medley Capital Corp.	7,047	102,604
MVC Capital Inc.	5,754	69,911
New Mountain Finance Corp.	4,718	70,298
NGP Capital Resources Co.	5,276	38,093
OFS Capital Corp. (a)	1,670	22,862
PennantPark Investment Corp.	16,515	181,582
Prospect Capital Corp.	47,864	520,282
Solar Capital Ltd.	9,700	231,927
Solar Senior Capital Ltd.	2,478	46,239

	Shares	Value
Registered Investment Companies (Cont.)
Financials (Cont.)
Stellus Capital Investment Corp.	2,500	$40,950
TCP Capital Corp.	1,500	22,110
THL Credit Inc.	3,762	55,640
TICC Capital Corp.	10,200	103,224
Triangle Capital Corp.	6,984	178,022

		3,514,871

Total Registered Investment Companies
(cost $3,989,603)		3,514,871

Short-term Investments (1.60%)
JPMorgan U.S. Government Money Market Fund	4,226,045	4,226,045

	Principal amount	Value
U.S. Treasury Bill (c)
0.135%, 04/25/2013	$680,000	$679,840

Total Short-term Investments
(cost $4,905,754)		4,905,885

TOTAL INVESTMENTS (99.72%)
(cost $270,947,659)		307,094,325
OTHER ASSETS, NET OF LIABILITIES (0.28%)		875,807

NET ASSETS (100.00%)		$307,970,132

(a)	Non-income producing security.
(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.
(c)	At December 31, 2012, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	74	March 2013	$6,127,684	$6,264,840	$137,156

120	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Common Stocks (a) (97.76%)
Australia (8.80%)
AGL Energy Ltd.	10,009	$160,905
ALS Ltd.	6,270	71,524
Alumina Ltd.	46,649	44,771
Amcor Ltd.	22,831	192,962
AMP Ltd.	52,280	265,183
APA Group	15,276	88,189
Asciano Ltd.	18,010	88,105
ASX Ltd.	3,342	109,062
Aurizon Holdings Ltd.	31,721	124,739
Australia & New Zealand Banking Group Ltd.	49,915	1,314,585
Bendigo and Adelaide Bank Ltd.	7,310	65,118
BGP Holdings PLC (b) (c)	183,756	0
BHP Billiton Ltd.	59,491	2,322,554
Boral Ltd.	13,782	63,238
Brambles Ltd.	29,334	232,598
Caltex Australia Ltd.	2,519	50,807
Centro Retail Australia	23,601	55,871
CFS Retail Property Trust	35,298	70,612
Coca-Cola Amatil Ltd.	10,549	148,251
Cochlear Ltd.	1,045	86,630
Commonwealth Bank of Australia	29,402	1,914,845
Computershare Ltd.	8,100	76,412
Crown Ltd.	7,339	82,022
CSL Ltd.	9,389	530,077
Dexus Property Group	88,581	94,082
Echo Entertainment Group Ltd.	13,814	49,891
Flight Centre Ltd.	899	25,438
Fortescue Metals Group Ltd.	25,816	128,652
Goodman Group	30,982	141,171
GPT Group	26,820	103,235
Harvey Norman Holdings Ltd.	10,827	21,553
Iluka Resources Ltd.	7,836	75,727
Incitec Pivot Ltd.	30,761	104,876
Insurance Australia Group Ltd.	38,386	189,064
James Hardie Industries PLC	8,057	78,007
Leighton Holdings Ltd.	2,900	54,743
Lend Lease Corp. Ltd.	10,208	99,689
Macquarie Group Ltd.	6,151	230,423
Metcash Ltd.	16,100	55,814
Mirvac Group	62,708	97,589
National Australia Bank Ltd.	41,700	1,096,838
Newcrest Mining Ltd.	14,055	328,784
Orica Ltd.	6,823	179,487
Origin Energy Ltd.	20,066	246,665
OZ Minerals Ltd.	5,943	42,205
Qantas Airways Ltd. (b)	21,256	33,285
QBE Insurance Group Ltd.	21,634	247,880
Ramsay Health Care Ltd.	2,424	69,138
Rio Tinto Ltd.	7,959	559,589
Santos Ltd.	17,589	206,084
Sims Metal Management Ltd.	3,200	31,620
Sonic Healthcare Ltd.	7,081	98,841
SP Ausnet	28,427	33,035
Stockland	40,826	150,955
Suncorp Group Ltd.	23,943	255,683

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Sydney Airport	1,996	$7,031
Tabcorp Holding Ltd.	13,007	41,545
Tatts Group Ltd.	23,528	74,108
Telstra Corp. Ltd.	81,159	369,819
Toll Holdings Ltd.	12,395	59,409
Transurban Group	24,693	156,963
Treasury Wine Estates Ltd.	11,211	55,180
Wesfarmers Ltd.	18,508	714,059
Westfield Group	39,731	438,783
Westfield Retail Trust	53,538	168,910
Westpac Banking Corp.	56,373	1,544,607
Whitehaven Coal Ltd.	8,311	30,974
Woodside Petroleum Ltd.	12,077	430,364
Woolworths Ltd.	22,624	694,067
WorleyParsons Ltd.	3,638	89,615

		18,164,537

Austria (0.29%)
Andritz AG	1,337	85,914
Erste Group Bank AG (b)	3,980	126,542
Immoeast Interim Shares (b) (c)	8,216	0
Immofinanz AG (b)	17,968	75,641
Immofinanz AG Interim Shares (b) (c)	7,204	0
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	1,318	32,736
OMV AG	2,725	98,743
Raiffeisen Bank International AG	925	38,479
Telekom Austria AG	4,524	34,352
Vienna Insurance Group AG Wiener Versicherung Gruppe	730	38,963
VoestAlpine AG	2,100	77,161

		608,531

Belgium (1.15%)
Ageas	4,222	124,748
Anheuser-Busch InBev NV	14,820	1,290,593
Belgacom SA	2,887	84,911
Colruyt SA	1,360	67,436
Delhaize Group	1,880	75,724
Groupe Bruxelles Lambert SA	1,544	123,144
KBC GROEP NV	4,355	151,782
Solvay SA	1,132	164,720
Telenet Group Holding NV	1,033	48,837
UCB SA	2,019	115,665
Umicore SA	2,161	119,661

		2,367,221

Denmark (1.13%)
A P Moller-Maersk A/S Class A	10	71,223
A P Moller-Maersk A/S Class B	24	181,744
Carlsberg A/S Class B	1,989	195,949
Coloplast A/S Class B	2,115	103,720
Danske Bank A/S (b)	12,124	205,916
DSV A/S	3,217	83,232

See accompanying notes to financial statements.	121

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
Novo Nordisk A/S Class B	7,517	$1,224,043
Novozymes A/S B Shares	4,414	125,299
TDC A/S	9,435	66,848
Tryg A/S	462	34,966
William Demant Holding A/S (b)	438	37,629

		2,330,569

Finland (0.79%)
Elisa OYJ	2,608	57,819
Fortum OYJ	8,330	155,945
Kesko OYJ	1,244	40,840
Kone Corp. OYJ Class B	2,897	214,261
Metso OYJ	2,422	103,399
Neste Oil OYJ	2,575	33,383
Nokia OYJ	69,779	275,746
Nokian Renkaat OYJ	2,041	81,757
Orion OYJ Class B	1,774	52,232
Pohjola Bank PLC	2,708	40,549
Sampo OYJ A Shares	7,458	241,532
Stora Enso OYJ R Shares	10,571	73,991
UPM-Kymmene OYJ	9,966	117,247
Wartsila OYJ Class B	3,097	134,831

		1,623,532

France (9.26%)
Accor SA	2,698	96,230
Aeroports de Paris (ADP)	540	41,808
Air Liquide SA	5,726	723,410
Alstom SA	3,816	153,723
Arkema	1,142	119,908
AtoS	940	66,013
AXA SA	32,320	580,331
BNP Paribas SA	18,492	1,052,750
Bouygues SA	3,542	105,400
Bureau Veritas SA	1,044	117,063
Cap Gemini SA	2,819	123,268
Carrefour SA	10,848	279,307
Casino Guichard Perrachon SA	1,043	99,901
Christian Dior SA	1,008	171,818
Cie Generale des Etablissements Michelin Class B	3,367	322,622
CNP Assurances	2,863	44,069
Compagnie de Saint-Gobain	7,277	312,502
Compagnie Generale de Geophysique-Veritas (b)	2,895	87,968
Credit Agricole SA (b)	18,649	151,879
DANONE SA	10,645	703,520
Dassault Systemes SA	1,150	128,578
Edenred	2,979	92,135
Electricite de France	4,463	82,702
Essilor International SA	3,671	370,247
Eurazeo	625	30,261
European Aeronautic Defence and Space Co. NV	7,644	301,336
Eutelsat Communications	2,468	82,086
Fonciere des Regions	457	38,458

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
France Telecom SA	34,497	$382,703
GDF Suez	23,430	482,566
Gecina SA	421	47,675
Gemalto NV	1,462	131,967
Groupe Eurotunnel SA	10,072	78,267
ICADE	451	40,266
Iliad SA	418	71,824
Imerys SA	652	41,818
JC Decaux SA	1,333	31,817
Klepierre	1,752	70,026
Lafarge SA	3,431	221,548
Lagardere SCA	2,130	71,644
Legrand SA	4,231	179,547
L’Oreal SA	4,434	616,957
LVMH Moet Hennessy Louis Vuitton SA	4,663	860,590
Natixis	17,894	61,164
Pernod Ricard SA	3,935	456,542
Peugeot SA (b)	4,471	32,627
PPR SA	1,415	265,752
Publicis Groupe	3,201	192,582
Remy Cointreau SA	423	46,269
Renault SA	3,537	192,087
Rexel SA	1,939	39,658
Safran SA	4,240	183,621
Sanofi	21,896	2,076,394
Schneider Electric SA	9,551	699,522
SCOR SE	3,043	82,248
SES FDR	5,492	158,174
Societe BIC SA	554	66,407
Societe Generale (b)	12,968	493,075
Sodexo	1,741	147,112
STMicroelectronics NV	11,700	84,937
Suez Environnement Co.	5,216	62,920
Technip SA	1,850	213,927
Thales SA	1,647	57,386
Total SA	39,238	2,041,668
Unibail-Rodamco SE	1,679	407,163
Vallourec SA	1,900	99,735
Veolia Environnement	6,230	75,527
Vinci SA	8,358	402,414
Vivendi	23,998	542,737
Wendel	630	64,941
Zodiac Aerospace	632	69,970

		19,125,067

Germany (8.01%)
Adidas AG	3,780	337,362
Allianz SE Reg.	8,373	1,167,173
Axel Springer AG	771	33,006
BASF SE	16,919	1,599,859
Bayer AG	15,227	1,452,075
Bayerische Motoren Werke (BMW) AG	6,173	600,701
Beiersdorf AG	1,865	152,707
Brenntag AG	911	120,020
Celesio AG	1,666	28,857
Commerzbank AG (b)	65,911	126,269

122	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Continental AG	2,021	$235,554
Daimler AG Registered Shares	16,644	916,345
Deutsche Bank AG Reg.	17,082	751,519
Deutsche Boerse AG	3,621	222,047
Deutsche Lufthansa AG Reg.	4,325	81,761
Deutsche Post AG	16,536	364,214
Deutsche Telekom AG	51,418	585,286
E.ON SE	33,131	621,406
Fraport AG	731	42,644
Fresenius Medical Care AG & Co. KGaA	3,888	268,319
Fresenius SE & Co. KGaA	2,299	264,542
GEA Group AG	3,221	104,733
Hannover Rueckversicherung AG Reg.	1,095	85,764
HeidelbergCement AG	2,594	158,731
Henkel AG & Co. KGaA	2,455	168,489
Hochtief AG (b)	534	31,236
Hugo Boss AG	505	53,669
Infineon Technologies AG	20,159	164,224
K+S AG Reg.	3,214	149,270
Kabel Deutschland Holding AG	1,585	119,296
Lanxess AG	1,532	135,091
Linde AG	3,440	601,822
MAN AG	770	82,714
Merck KGaA	1,202	158,417
Metro AG	2,423	67,314
Muenchener Rueckversicherungs Gesellschaft AG Reg.	3,279	591,950
QIAGEN NV (b)	4,488	81,507
RWE AG	9,109	377,818
Salzgitter AG	753	39,464
SAP AG	16,972	1,364,763
Siemens AG Reg.	15,174	1,659,286
Suedzucker AG	1,221	50,118
ThyssenKrupp AG	7,186	169,680
United Internet AG Reg.	1,933	41,802
Volkswagen AG	549	119,098

		16,547,922

Greece (0.06%)
Coca-Cola Hellenic Bottling Co. SA (b)	3,684	86,567
OPAP SA	4,278	30,676

		117,243

Hong Kong (3.12%)
AIA Group Ltd.	198,971	789,190
ASM Pacific Technology Ltd.	3,600	44,197
Bank of East Asia Ltd.	25,508	99,389
BOC Hong Kong Holdings Ltd.	69,000	217,059
Cathay Pacific Airways Ltd.	23,494	43,699
Cheung Kong Holdings Ltd.	25,364	394,648
Cheung Kong Infrastructure Holdings Ltd.	9,175	56,674
CLP Holdings Ltd.	33,505	282,154

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
First Pacific Company Ltd.	39,425	$43,691
Galaxy Entertainment Group Ltd. (b)	38,880	155,643
Hang Lung Properties Ltd.	42,000	169,025
Hang Seng Bank Ltd.	14,343	221,412
Henderson Land Development Co. Ltd.	17,169	122,916
HKT Trust and HKT Ltd.	38,000	37,324
Hong Kong & China Gas Co. Ltd.	97,348	266,200
Hong Kong Exchanges & Clearing Ltd.	20,100	347,854
Hopewell Holdings Ltd.	10,500	45,526
Hutchison Whampoa Ltd.	39,700	420,699
Hysan Development Co. Ltd.	11,916	58,023
Kerry Properties Ltd.	13,657	71,658
Li & Fung Ltd.	105,240	190,459
Link REIT, The	42,901	215,130
MGM China Holdings Ltd.	17,454	32,010
MTR Corporation Ltd.	26,688	105,752
New World Development Co. Ltd.	69,357	109,987
NWS Holdings Ltd.	26,939	45,786
Orient Overseas International Ltd.	4,400	29,076
PCCW Ltd.	81,000	35,907
Power Assets Holdings Ltd.	25,982	223,251
Sands China Ltd.	44,853	200,818
Shangri-La Asia Ltd.	24,283	48,916
Sino Land Co. Ltd.	52,479	95,545
SJM Holdings Ltd.	35,022	82,654
Sun Hung Kai Properties Ltd.	28,656	436,071
Swire Pacific Ltd. Class A	12,821	160,377
Swire Properties Ltd.	20,800	70,055
Wharf Holdings Ltd.	27,700	220,943
Wheelock and Co. Ltd.	16,000	81,408
Wing Hang Bank Ltd.	3,274	34,529
Wynn Macau Ltd. (b)	29,936	82,434
Yue Yuen Industrial Holdings Ltd.	14,000	47,351

		6,435,440

Ireland (0.26%)
CRH PLC (Dublin)	13,543	275,412
Elan Corp. PLC (b)	9,346	95,830
Kerry Group PLC Class A (Dublin)	2,703	142,775
Ryanair Holdings PLC	3,431	21,586

		535,603

Israel (0.53%)
Bank Hapoalim B.M. (b)	20,381	87,443
Bank Leumi Le-Israel (b)	21,485	73,131
Bezeq The Israeli Telecommunication Corporation Ltd.	33,862	39,223
Delek Group Ltd.	78	18,355
Israel Chemicals Ltd.	8,329	100,307
Israel Corporation Ltd., The	45	29,600
Mellanox Technologies Ltd. (b)	663	41,069
Mizrahi Tefahot Bank Ltd. (b)	2,374	24,620
NICE Systems Ltd. (b)	1,063	35,603

See accompanying notes to financial statements.	123

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Israel (Cont.)
Teva Pharmaceutical Industries Ltd.	17,555	$652,334

		1,101,685

Italy (2.23%)
Assicurazioni Generali SpA	21,691	396,397
Atlantia SpA	6,019	109,296
Banca Monte Dei Paschi di Siena SpA (b)	132,327	39,579
Banco Popolare Societa Cooperativa (b)	33,734	56,173
Enel Green Power SpA	33,575	62,542
Enel SpA	122,604	509,969
Eni SpA	46,793	1,146,312
EXOR SpA	1,287	32,435
Fiat Industrial SpA	15,877	173,942
Fiat SpA (b)	16,078	80,991
Finmeccanica SpA (b)	7,705	44,590
Intesa Sanpaolo	183,437	317,220
Intesa Sanpaolo RSP	18,229	25,890
Luxottica Group SpA	3,001	123,866
Mediobanca SpA	9,887	61,072
Pirelli & C. SpA	4,188	48,253
Prysmian SpA	3,927	78,387
Saipem SpA	4,935	192,233
Snam SpA	30,290	141,380
Telecom Italia RNC SpA	111,414	88,673
Telecom Italia SpA	173,646	157,508
Tenaris SA	8,786	183,191
Terna - Rete Elettrica Nationale SpA	22,983	91,972
UBI Banca - Unione di Banche Italiane ScpA	14,865	69,317
UniCredit SpA (b)	73,967	364,247

		4,595,435

Japan (19.66%)
ABC-Mart Inc.	500	21,768
ACOM Co. Ltd. (b)	660	19,014
Advantest Corp.	2,800	44,221
Aeon Co. Ltd.	11,400	130,285
Aeon Credit Service Co. Ltd.	1,400	28,328
Aeon Mall Co. Ltd.	1,400	34,441
Air Water Inc.	2,769	35,440
Aisin Seiki Co. Ltd.	3,500	109,295
Ajinomoto Co. Inc.	12,000	158,789
Alfresa Holdings Corp.	700	27,361
All Nippon Airways Co. Ltd.	21,000	44,119
Amada Co. Ltd.	7,000	45,549
Aozora Bank Ltd.	11,000	33,822
Asahi Glass Co. Ltd.	19,000	138,730
Asahi Group Holdings Ltd.	7,300	155,437
Asahi Kasei Corp.	23,000	136,002
ASICS Corp.	3,000	45,830
Astellas Pharma Inc.	8,298	373,091
Bank of Kyoto Ltd., The	6,000	50,814
Bank of Yokohama Ltd., The	23,000	106,941
Benesse Holdings Inc.	1,300	54,101

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Bridgestone Corp.	12,100	$314,982
Brother Industries Ltd.	4,300	46,291
CALBEE Inc.	300	21,139
Canon Inc.	20,800	806,202
Casio Computer Co. Ltd.	4,800	42,131
Central Japan Railway Co.	2,600	211,015
Chiba Bank Ltd., The	14,000	82,014
Chiyoda Corp.	3,077	44,079
Chubu Electric Power Co. Inc.	11,900	158,803
Chugai Pharmaceutical Co. Ltd.	4,300	82,388
Chugoku Bank Ltd., The	3,000	41,873
Chugoku Electric Power Company Inc., The	5,500	86,549
Citizen Holdings Co. Ltd.	4,800	25,356
Coca-Cola West Co. Ltd.	1,299	20,057
Cosmo Oil Co. Ltd.	11,000	24,635
Credit Saison Co. Ltd.	2,800	70,035
Dai Nippon Printing Co. Ltd.	10,000	78,414
Daicel Chemical Industries Ltd.	5,000	33,082
Daido Steel Co. Ltd.	5,000	25,354
Daihatsu Motor Co. Ltd.	3,000	59,769
Dai-ichi Life Insurance Company Ltd.	157	220,908
Daiichi Sankyo Co. Ltd.	12,540	192,517
Daikin Industries Ltd.	4,400	151,136
Dainippon Sumitomo Pharma Co. Ltd.	3,000	36,041
Daito Trust Construction Co. Ltd.	1,300	122,863
Daiwa House Industry Co. Ltd.	9,000	154,735
Daiwa Securities Group Inc.	30,000	167,371
DeNA Co. Ltd.	1,900	62,679
Denki Kagaku Kogyo KK	9,000	30,814
Denso Corp.	9,100	316,900
Dentsu Inc.	3,316	88,821
Don Quijote Co. Ltd.	900	33,107
East Japan Railway Co.	6,313	408,225
Eisai Co. Ltd.	4,700	196,191
Electric Power Development Co. Ltd.	2,100	49,808
FamilyMart Co. Ltd.	1,100	45,318
Fanuc Corp.	3,500	651,173
Fast Retailing Co. Ltd.	1,000	255,211
Fuji Electric Co. Ltd.	10,000	24,604
Fuji Heavy Industries Ltd.	11,000	138,714
FUJIFILM Holdings Corp.	8,700	175,043
Fujitsu Ltd.	35,000	146,789
Fukuoka Financial Group Inc.	15,000	60,072
Furukawa Electric Co. Ltd. (b)	12,000	26,989
Gree Inc.	1,779	27,609
GS Yuasa Corp.	6,000	24,191
Gunma Bank Ltd.	7,000	34,248
Hachijuni Bank Ltd., The	7,549	37,874
Hakuhodo DY Holdings Inc.	400	25,884
Hamamatsu Photonics KK	1,293	47,012
Hankyu Hanshin Holdings Inc.	21,000	108,577
Hino Motors Ltd.	5,000	45,194
Hirose Electric Co. Ltd.	600	71,844
Hiroshima Bank Ltd., The	9,000	37,741
Hisamitsu Pharmaceutical Co. Inc.	1,200	59,724

124	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hitachi Chemical Co. Ltd.	1,900	$28,639
Hitachi Construction Machinery Co. Ltd.	2,100	44,165
Hitachi High-Technologies Corp.	1,200	24,832
Hitachi Ltd.	85,000	500,183
Hitachi Metals Ltd.	3,000	25,584
Hokkaido Electric Power Co. Inc.	3,300	40,061
Hokuriku Electric Power Co.	3,100	36,790
Honda Motor Co. Ltd.	29,900	1,107,335
Hoya Corp.	8,100	159,602
Hulic Company Ltd.	4,400	29,854
Ibiden Co. Ltd.	2,300	36,805
Idemitsu Kosan Co. Ltd.	400	34,855
IHI Corp.	25,000	64,828
INPEX Corp.	41	219,283
Isetan Mitsukoshi Holdings Ltd.	6,340	62,046
Isuzu Motors Ltd.	22,000	131,283
Itochu Corp.	28,000	295,935
Itochu Techno-Solutions Corp.	500	20,589
Iyo Bank Ltd., The	5,000	39,635
J. Front Retailing Co. Ltd.	8,600	47,664
Japan Airlines Co. Ltd. (b)	1,100	47,282
Japan Petroleum Exploration Co.	500	17,659
Japan Prime Realty Investment Corp.	13	37,573
Japan Real Estate Investment Corp.	10	98,521
Japan Retail Fund Investment Corp.	35	64,339
Japan Steel Works Ltd., The	6,000	39,090
Japan Tobacco Inc.	16,800	474,589
JFE Holdings Inc.	8,500	160,196
JGC Corp.	4,000	124,646
Joyo Bank Ltd., The	12,000	57,015
JSR Corp.	3,300	62,989
JTEKT Corp.	4,300	40,994
Jupiter Telecommunications Co. Ltd.	35	43,399
JX Holdings Inc.	42,300	238,816
Kajima Corp.	15,000	49,630
Kamigumi Co. Ltd.	4,000	31,915
Kaneka Corp.	5,000	25,298
Kansai Electric Power Company Inc., The	14,100	148,080
Kansai Paint Co. Ltd.	4,000	43,108
Kao Corp.	9,800	255,364
Kawasaki Heavy Industries Ltd.	27,000	73,427
KDDI Corp.	5,000	353,486
Keikyu Corp.	9,000	79,899
Keio Corp.	11,000	82,006
Keisei Electric Railway Co. Ltd.	5,000	42,194
Keyence Corp.	870	241,272
Kikkoman Corp.	3,000	42,837
Kinden Corp.	2,000	13,034
Kintetsu Corp.	31,000	127,029
Kirin Holdings Co. Ltd.	16,000	188,256
Kobe Steel Ltd. (b)	48,000	61,331
Koito Manufacturing Company Ltd.	1,924	28,060
Komatsu Ltd.	17,300	443,925
Konami Corp.	1,700	38,283
Konica Minolta Holdings Inc.	9,000	64,767

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kubota Corp.	19,000	$218,451
Kuraray Co. Ltd.	6,600	86,520
Kurita Water Industries Ltd.	2,200	48,314
Kyocera Corp.	2,700	244,796
Kyowa Hakko Kirin Co. Ltd.	5,000	49,326
Kyushu Electric Power Co. Inc.	7,500	85,509
Lawson Inc.	1,100	74,619
LIXIL Group Corp.	5,100	113,758
M3 Inc.	10	15,961
Mabuchi Motor Co. Ltd.	500	21,322
Makita Corp.	2,100	97,554
Marubeni Corp.	31,000	222,432
Marui Group Co. Ltd.	4,400	35,150
Maruichi Steel Tube Ltd.	1,000	23,047
Mazda Motor Corp. (b)	48,000	98,511
McDonald’s Holdings Company Ltd. (Japan)	1,300	34,305
MEDIPAL HOLDINGS CORP.	2,900	32,153
MEIJI Holdings Company Ltd.	1,068	46,317
Miraca Holdings Inc.	1,090	43,950
Mitsubishi Chemical Holdings Corp.	25,000	124,539
Mitsubishi Corp.	25,200	485,174
Mitsubishi Electric Corp.	36,000	306,517
Mitsubishi Estate Co. Ltd.	23,000	550,636
Mitsubishi Gas Chemical Co. Inc.	7,000	42,937
Mitsubishi Heavy Industries Ltd.	57,000	275,722
Mitsubishi Logistics Corp.	2,000	28,698
Mitsubishi Materials Corp.	21,000	71,792
Mitsubishi Motors Corp. (b)	71,968	74,407
Mitsubishi Tanabe Pharma Corp.	4,300	56,079
Mitsubishi UFJ Financial Group Inc.	233,800	1,265,118
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,050	45,167
Mitsui & Co. Ltd.	32,400	485,639
Mitsui Chemicals Inc.	15,000	39,091
Mitsui Fudosan Co. Ltd.	15,000	366,946
Mitsui OSK Lines Ltd.	21,000	62,558
Mitsui Sumitomo Insurance Group Holdings Inc.	9,300	185,600
Mizuho Financial Group Inc.	419,029	768,283
Murata Manufacturing Co. Ltd.	3,800	224,167
Nabtesco Corp.	1,745	38,977
Namco Bandai Holdings Inc.	3,200	41,479
NEC Corp. (b)	49,000	103,358
Nexon Co. Ltd. (b)	2,000	20,256
NGK Insulators Ltd.	5,000	59,313
NGK Spark Plug Co. Ltd.	3,000	39,964
NHK Spring Co. Ltd.	3,000	24,720
Nidec Corp.	2,000	116,798
Nikon Corp.	6,300	186,004
Nintendo Co. Ltd.	1,900	202,877
Nippon Building Fund Inc.	11	113,793
Nippon Electric Glass Co. Ltd.	7,500	42,705
Nippon Express Co. Ltd.	16,000	66,116
Nippon Meat Packers Inc.	3,000	41,586
Nippon Paper Group Inc.	1,800	25,010
Nippon Steel Corp.	138,000	339,780

See accompanying notes to financial statements.	125

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nippon Telegraph & Telephone Corp.	8,013	$337,371
Nippon Yusen KK	29,000	68,261
Nishi-Nippon City Bank Ltd., The	12,000	29,776
Nissan Motor Co. Ltd.	45,300	429,846
Nisshin Seifun Group Inc.	3,300	41,297
Nissin Foods Holdings Co. Ltd.	1,100	41,732
Nitori Holdings Co. Ltd.	600	43,960
Nitto Denko Corp.	3,100	152,671
NKSJ Holdings Inc.	6,900	147,998
NOK Corp.	2,000	31,318
Nomura Holdings Inc.	67,700	400,736
Nomura Real Estate Holdings Inc.	1,800	34,420
Nomura Real Estate Office Fund Inc.	5	28,803
Nomura Research Institute Ltd.	2,000	41,661
NSK Ltd.	8,000	56,925
NTT Data Corp.	23	71,995
NTT DoCoMo Inc.	278	400,743
NTT Urban Development Corp.	23	22,308
Obayashi Corp.	12,000	67,657
Odakyu Electric Railway Co. Ltd.	12,000	124,850
Oji Paper Co. Ltd.	16,000	55,190
Olympus Corp. (b)	4,100	79,543
Omron Corp.	3,800	91,213
Ono Pharmaceutical Co. Ltd.	1,500	76,626
Oracle Corp. Japan	700	29,160
Oriental Land Co. Ltd.	900	108,994
Orix Corp.	1,960	221,399
Osaka Gas Co. Ltd.	35,000	127,131
OTSUKA Corp.	300	22,698
Otsuka Holdings Co. Ltd.	6,631	186,804
Panasonic Corp.	41,100	251,179
Park24 Co. Ltd.	1,500	23,689
Rakuten Inc.	13,600	106,059
Resona Holdings Inc.	35,495	162,296
Ricoh Co. Ltd.	12,000	127,373
RINNAI Corp.	600	40,766
Rohm Co. Ltd.	1,800	58,842
Sankyo Co. Ltd.	1,000	39,680
Sanrio Co. Ltd.	800	25,523
Santen Pharmaceutical Co. Ltd.	1,400	53,778
SBI Holdings Inc.	4,000	35,757
Secom Co. Ltd.	3,900	196,491
Sega Sammy Holdings Inc.	3,926	66,268
Sekisui Chemical Co. Ltd.	8,000	69,790
Sekisui House Ltd.	10,000	109,497
Seven & I Holdings Co. Ltd.	14,080	396,926
Seven Bank Ltd.	11,000	29,016
Sharp Corp.	19,000	66,934
Shikoku Electric Power Co. Inc.	3,100	49,455
Shimadzu Corp.	4,000	27,295
Shimamura Co. Ltd.	400	38,870
Shimano Inc.	1,400	89,646
Shimizu Corp.	11,000	41,350
Shin-Etsu Chemical Co. Ltd.	7,500	457,725
Shinsei Bank Ltd.	26,000	52,040
Shionogi & Co. Ltd.	5,700	94,984

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Shiseido Co. Ltd.	6,700	$94,573
Shizuoka Bank Ltd., The	10,000	97,681
Showa Denko KK	28,000	42,796
Showa Shell Sekiyu KK	3,400	19,258
SMC Corp.	1,000	181,654
Softbank Corp.	17,400	637,557
Sojitz Corp.	22,100	32,676
Sony Corp.	18,700	209,729
Sony Financial Holdings Inc.	3,200	57,530
Square Enix Holdings Co. Ltd.	1,200	15,265
Stanley Electric Co. Ltd.	2,800	39,797
SUMCO Corp. (b)	2,300	22,624
Sumitomo Chemical Co. Ltd.	27,000	85,089
Sumitomo Corp.	19,700	252,747
Sumitomo Electric Industries Ltd.	14,300	165,291
Sumitomo Heavy Industries Ltd.	10,000	47,925
Sumitomo Metal Mining Co. Ltd.	10,000	141,159
Sumitomo Mitsui Financial Group Inc.	24,589	893,608
Sumitomo Mitsui Trust Holdings Inc.	58,000	204,352
Sumitomo Realty & Development Co. Ltd.	6,000	199,883
Sumitomo Rubber Industries Ltd.	3,100	37,486
Suruga Bank Ltd.	3,000	36,897
Suzuken Co. Ltd.	1,280	36,061
Suzuki Motor Corp.	6,498	170,042
Sysmex Corp.	1,400	64,468
T&D Holdings Inc.	10,700	130,275
TAIHEIYO CEMENT CORP.	20,000	54,986
Taisei Corp.	19,000	63,180
Taisho Pharmaceutical Holdings Co. Ltd.	700	48,078
Taiyo Nippon Sanso Corp.	5,000	28,766
Takashimaya Co. Ltd.	5,000	35,580
Takeda Pharmaceutical Co. Ltd.	14,400	643,608
TDK Corp.	2,300	83,758
Teijin Ltd.	18,000	44,826
Terumo Corp.	2,800	111,188
THK Co. Ltd.	2,200	39,569
Tobu Railway Co. Ltd.	19,000	100,760
Toho Co. Ltd.	2,200	38,721
Toho Gas Co. Ltd.	8,000	42,900
Tohoku Electric Power Co. Inc. (b)	8,400	78,326
Tokio Marine Holdings Inc.	12,600	351,026
Tokyo Electric Power Company Inc. (b)	26,900	64,830
Tokyo Electron Ltd.	3,200	147,588
Tokyo Gas Co. Ltd.	46,000	210,177
Tokyu Corp.	21,000	118,308
Tokyu Land Corp.	8,000	58,617
TonenGeneral Sekiyu KK	5,000	43,239
Toppan Printing Co. Ltd.	10,000	61,991
Toray Industries Inc.	27,000	165,862
Toshiba Corp.	75,000	296,867
Toto Ltd.	5,000	37,590
Toyo Seikan Kaisha Ltd.	2,800	37,731
Toyo Suisan Kaisha Ltd.	1,000	26,644

126	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toyoda Gosei Co. Ltd.	1,200	$24,392
Toyota Boshoku Corp.	1,400	16,232
Toyota Industries Corp.	2,900	92,585
Toyota Motor Corp.	50,800	2,372,163
Toyota Tsusho Corp.	3,900	96,263
Trend Micro Inc.	2,000	60,430
Tsumura & Co.	1,100	33,254
UBE Industries Ltd.	19,000	45,642
Unicharm Corp.	2,100	109,126
Ushio Inc.	2,000	21,931
USS Co. Ltd.	420	43,734
West Japan Railway Co.	3,200	126,069
Yahoo Japan Corp.	272	88,072
Yakult Honsha Co. Ltd.	1,800	78,844
Yamada Denki Co. Ltd.	1,550	59,909
Yamaguchi Financial Group Inc.	4,000	35,326
Yamaha Corp.	2,900	30,757
Yamaha Motor Co. Ltd.	5,400	59,820
Yamato Holdings Co. Ltd.	6,900	104,859
Yamato Kogyo Co. Ltd.	800	23,430
Yamazaki Baking Co. Ltd.	2,000	22,285
Yaskawa Electric Corp.	4,000	38,600
Yokogawa Electric Corp.	3,100	33,992

		40,600,720

Netherlands (2.61%)
Aegon NV	31,865	205,842
Akzo Nobel NV	4,288	283,852
ArcelorMittal	17,225	300,325
ASML Holding NV	6,002	384,930
Corio NV	1,179	54,064
D.E Master Blenders 1753 NV (b)	11,009	126,479
Delta Lloyd NV	2,240	36,901
Fugro NV	1,297	76,961
Heineken Holding NV	1,893	104,234
Heineken NV	4,300	288,287
ING Groep NV (b)	71,332	677,510
Koninklijke Ahold NV	18,371	246,337
Koninklijke Boskalis Westminster NV CVA	1,279	57,896
Koninklijke DSM NV	2,876	175,280
Koninklijke KPN NV	18,648	92,220
Koninklijke Philips Electronics NV	19,062	504,765
Koninklijke Vopak NV	1,299	91,823
Randstad Holding NV	2,287	84,887
Reed Elsevier NV	12,218	181,165
TNT Express NV	6,074	67,853
Unilever NV CVA	30,056	1,150,051
Wolters Kluwer—CVA	5,648	116,019
Ziggo NV	2,165	70,927

		5,378,608

New Zealand (0.13%)
Auckland International Airport Ltd.	18,043	39,937
Contact Energy Ltd. (b)	6,866	29,647

	Shares	Value
Common Stocks (Cont.)
New Zealand (Cont.)
Fletcher Building Ltd.	12,554	$88,120
SKYCITY Entertainment Group Ltd.	10,408	32,685
Telecom Corp. of New Zealand Ltd.	36,499	69,086

		259,475

Norway (0.91%)
Aker Solutions ASA	3,204	66,350
DnB NOR ASA	18,208	232,728
Gjensidige Forsikring ASA	3,900	56,045
Norsk Hydro ASA	17,016	86,365
Orkla ASA	14,531	127,343
Seadrill Ltd.	6,522	240,283
Statoil ASA	20,384	513,771
Subsea 7 SA	5,235	125,809
Telenor ASA	12,817	260,978
Yara International ASA	3,486	173,807

		1,883,479

Portugal (0.17%)
Banco Espirito Santo SA Reg. (b)	33,959	40,389
Energias de Portugal SA	35,503	107,992
Galp Energia SGPS SA B Shares	4,232	65,925
Jeronimo Martins SGPS SA	4,129	79,840
Portugal Telecom SGPS SA	12,356	61,530

		355,676

Singapore (1.83%)
Ascendas Real Estate Investment Trust	34,000	66,535
CapitaCommercial Trust	35,000	48,570
Capitaland Ltd.	47,000	144,671
Capitamall Trust	41,000	72,048
CapitaMalls Asia Ltd.	26,807	43,173
City Developments Ltd.	9,000	96,255
Comfortdelgro Corp. Ltd.	36,000	52,960
DBS Group Holdings Ltd.	33,791	414,836
Fraser and Neave Ltd.	16,894	134,993
Genting Singapore PLC	114,000	130,970
Global Logistic Properties Ltd.	37,726	87,249
Golden Agri-Resources Ltd.	125,330	67,446
Hutchison Port Holdings Trust	100,000	80,037
Jardine Cycle & Carriage Ltd.	1,863	74,203
Keppel Corp. Ltd.	25,400	231,942
Keppel Land Ltd.	14,101	47,228
Noble Group Ltd.	72,800	70,334
Olam International Ltd.	27,798	35,707
Olam International Ltd. Rights (b) (c)	8,700	0
Oversea-Chinese Banking Corporation Ltd.	47,797	385,147
Sembcorp Industries Ltd.	18,220	79,445
Sembcorp Marine Ltd.	15,800	60,359
Singapore Airlines Ltd.	10,267	91,064
Singapore Exchange Ltd.	16,000	92,977
Singapore Press Holdings Ltd.	28,000	92,722

See accompanying notes to financial statements.	127

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Singapore Technologies Engineering Ltd.	29,000	$91,530
Singapore Telecommunications Ltd.	145,450	395,774
StarHub Ltd.	12,000	37,586
United Overseas Bank Ltd.	22,881	375,341
UOL Group Ltd.	8,639	42,607
Wilmar International Ltd.	36,000	99,388
Yangzijiang Shipbuilding Holdings Ltd.	36,548	29,282

		3,772,379

Spain (2.97%)
Abertis Infraestructuras SA	6,904	114,029
Acciona SA	474	35,398
ACS Actividades de Construccion y Servicios SA	2,750	69,695
Amadeus IT Holding SA A Shares	5,884	148,697
Banco Bilbao Vizcaya Argentaria SA	100,361	932,437
Banco de Sabadell SA (b)	51,127	133,711
Banco Popular Espanol SA (b)	106,200	83,009
Banco Santander SA (Madrid)	190,199	1,545,749
Bankia SA (b)	20,517	10,589
CaixaBank	14,805	51,863
Caixabank Rights (b) (c)	329	1,145
Distribuidora Internacional de Alimentacion SA	11,086	70,830
Enagas SA	3,355	71,878
Ferrovial SA	7,510	111,796
Gas Natural SDG SA	6,202	111,806
Grifols SA (b)	2,490	87,071
Grifols SA Class B (b)	247	6,343
Grifols SA Rights (b)	2,737	3,450
Iberdrola SA	73,278	409,236
Industria de Diseno Textil SA	4,020	564,835
International Consolidated Airlines Group SA (b)	17,929	53,225
Mapfre SA	14,174	43,672
Red Electrica Corporacion SA	2,041	100,817
Repsol SA	14,963	305,436
Repsol SA Rights (b)	14,963	9,125
Telefonica SA	75,302	1,019,517
Zardoya Otis SA	2,859	40,917

		6,136,276

Sweden (3.09%)
Alfa Laval AB	6,241	130,498
Assa Abloy AB Class B	5,958	224,275
Atlas Copco AB Class A	12,529	347,432
Atlas Copco AB Class B	7,269	178,428
Boliden AB	5,049	95,936
Electrolux AB Series B	4,525	119,525
Elekta AB B Shares	6,672	104,361
Getinge AB B Shares	3,687	125,332
Hennes & Mauritz AB (H&M) B Shares	17,485	605,978
Hexagon AB B Shares	4,256	107,627
Husqvarna AB B Shares	8,301	50,379
Industrivarden AB C Shares	2,307	38,436

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Investment AB Kinnevik B Shares	3,925	$82,101
Investor AB B Shares	8,497	223,218
Lundin Petroleum AB (b)	4,181	96,758
Millicom International Cellular SA SDR	1,137	98,693
Nordea Bank AB	48,055	462,237
Ratos AB B Shares	3,562	34,305
Sandvik AB	18,761	301,522
Scania AB Class B	5,897	122,607
Securitas AB Class B	5,922	51,916
Skandinaviska Enskilda Banken AB Class A	26,151	223,739
Skanska AB Class B	6,627	108,755
SKF AB B Shares	7,282	184,436
Svenska Cellulosa AB B Shares	10,773	234,233
Svenska Handelsbanken AB A Shares	9,178	329,966
Swedbank AB - A Shares	14,849	291,714
Swedish Match AB	3,776	126,760
Tele2 AB Class B	5,918	106,967
Telefonaktiebolaget LM Ericsson B Shares	54,928	554,841
TeliaSonera AB	39,454	267,853
Volvo AB B Shares	26,002	358,545

		6,389,373

Switzerland (8.53%)
ABB Ltd. Reg. (b)	40,359	836,946
Actelion Ltd. Reg. (b)	2,113	101,109
Adecco SA Reg. (b)	2,435	128,953
Aryzta AG (b)	1,552	79,859
Baloise Holding AG Reg.	894	77,216
Banque Cantonale Vaudoise (BCV) Reg.	57	30,357
Barry Callebaut AG Reg. (b)	34	32,893
Compagnie Financiere Richemont SA Class A	9,569	751,123
Credit Suisse Group AG Reg. (b)	23,051	562,591
Ems-Chemie Holding AG Reg	136	32,063
Geberit AG Reg. (b)	690	152,956
Givaudan SA Reg. (b)	154	162,746
Holcim Ltd. Reg. (b)	4,246	312,739
Julius Baer Group Ltd. (b)	3,923	139,670
Kuehne & Nagel International AG Reg.	1,002	120,800
Lindt & Spruengli AG (b)	16	52,178
Lindt & Spruengli AG Reg. (b)	2	75,699
Lonza Group AG Reg. (b)	914	49,526
Nestle SA Reg.	59,415	3,876,439
Novartis AG	42,476	2,683,348
Pargesa Holding SA	503	34,666
Partners Group Holding AG	298	68,892
Roche Holding AG	12,972	2,622,694
Schindler Holding AG	898	129,901
Schindler Holding AG Reg.	401	56,870
SGS SA Reg	102	226,548
Sika AG	37	85,579

128	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Sonova Holding AG Reg. (b)	909	$101,012
Sulzer AG Reg.	461	72,962
Swatch Group AG Reg., The	842	72,837
Swatch Group AG, The	579	293,613
Swiss Life Holding AG Reg. (b)	586	78,217
Swiss Prime Site AG Reg. (b)	943	78,891
Swiss Re AG (b)	6,441	466,965
Swisscom AG	437	189,358
Syngenta AG Reg.	1,710	690,817
Transocean Ltd.	6,397	286,801
UBS AG Reg. (b)	67,155	1,050,900
Zurich Insurance Group AG (b)	2,741	734,473

		17,601,207

United Kingdom (22.23%)
3i Group PLC	18,448	65,850
Aberdeen Asset Management PLC	15,540	93,505
Admiral Group PLC	3,937	74,994
Aggreko PLC	4,955	141,409
AMEC PLC	5,496	90,854
Anglo American PLC	25,545	805,258
Antofagasta PLC	7,341	160,873
ARM Holdings PLC	25,181	318,004
Associated British Foods PLC	6,686	170,816
AstraZeneca PLC	22,862	1,083,423
Aviva PLC	53,863	333,301
Babcock International Group PLC	6,564	103,613
BAE Systems PLC	59,214	329,122
Balfour Beatty PLC	13,210	59,457
Barclays PLC	215,978	938,204
BG Group PLC	62,598	1,044,122
BHP Billiton PLC	38,823	1,369,422
BP PLC	351,223	2,442,021
British American Tobacco PLC	35,787	1,819,231
British Land Co. PLC	15,694	144,991
British Sky Broadcasting Group PLC	20,375	256,978
BT Group PLC	144,874	552,723
Bunzl PLC	6,336	104,872
Burberry Group PLC	8,296	166,762
Capita PLC	11,739	145,058
Capital Shopping Centres Group PLC	10,872	62,547
Carnival PLC	3,381	131,292
Centrica PLC	95,170	519,409
Cobham PLC	20,495	74,469
Compass Group PLC	34,125	405,089
Croda International PLC	2,427	94,859
Diageo PLC	46,194	1,345,474
Eurasian Natural Resources Corp.	4,709	22,271
Evraz PLC	5,898	25,313
Experian PLC	18,694	301,290
Fresnillo PLC	3,335	102,290
G4S PLC	26,089	109,313
GKN PLC	29,781	112,357
GlaxoSmithKline PLC	91,555	1,993,363
Glencore International PLC	70,721	408,543
Hammerson PLC	13,360	107,130

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Hargreaves Lansdown PLC	4,297	$48,059
HSBC Holdings PLC	337,636	3,577,849
ICAP PLC	10,458	52,882
IMI PLC	5,724	103,600
Imperial Tobacco Group PLC	18,312	709,985
Inmarsat PLC	8,616	83,050
InterContinental Hotels Group PLC	5,161	144,716
Intertek Group PLC	3,014	153,101
Invensys PLC	15,644	83,720
Investec PLC	8,885	61,854
ITV PLC	67,564	117,208
J Sainsbury PLC	22,870	129,390
Johnson Matthey PLC	3,807	149,551
Kazakhmys PLC	3,909	50,523
Kingfisher PLC	44,430	207,602
Land Securities Group PLC	14,586	194,592
Legal & General Group PLC	109,703	263,053
Lloyds Banking Group PLC (b)	775,629	618,094
London Stock Exchange Group PLC	3,011	53,711
Marks & Spencer Group PLC	29,379	184,548
Meggitt PLC	14,507	90,839
Melrose Industries PLC	22,389	82,240
National Grid PLC	66,891	767,200
Next PLC	3,053	185,325
Old Mutual PLC	89,706	263,469
Pearson PLC	14,902	290,463
Petrofac Ltd.	4,847	129,541
Prudential PLC	46,763	667,184
Randgold Resources Ltd.	1,599	158,185
Reckitt Benckiser Group PLC	11,945	758,264
Reed Elsevier PLC	22,866	241,411
Resolution Ltd.	25,930	105,495
Rexam PLC	16,705	119,527
Rio Tinto PLC	24,653	1,437,901
Rolls-Royce Holdings PLC (b)	34,237	491,074
Royal Bank of Scotland Group PLC (b)	38,305	204,738
Royal Dutch Shell PLC Class A	68,306	2,370,914
Royal Dutch Shell PLC Class B	48,454	1,728,660
RSA Insurance Group PLC	64,711	133,639
SABMiller PLC	17,583	816,047
Sage Group PLC, The	23,239	111,745
Schroders PLC	2,153	59,820
SEGRO PLC	14,566	59,124
Serco Group PLC	9,463	82,893
Severn Trent PLC	4,494	115,639
Shire PLC	10,261	315,640
Smith & Nephew PLC	16,679	184,368
Smiths Group PLC	7,222	141,462
SSE PLC	17,592	409,262
Standard Chartered PLC	44,096	1,141,193
Standard Life PLC	43,988	240,458
Tate & Lyle PLC	8,795	108,813
Tesco PLC	147,720	813,726
Tui Travel PLC	7,062	32,769
Tullow Oil PLC	16,604	346,149
Unilever PLC	23,639	918,869

See accompanying notes to financial statements.	129

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
United Utilities Group PLC	12,767	$140,548
Vedanta Resources PLC	2,224	42,940
Vodafone Group PLC	904,745	2,277,482
Weir Group PLC, The	3,929	121,497
Whitbread PLC	3,381	135,864
William Morrison Supermarkets PLC	43,619	187,285
Wolseley PLC	5,065	242,202
WPP PLC	23,351	341,139
Xstrata PLC	38,674	675,085

		45,905,048

United States (0.00%)
Prothena Corp. PLC (b)	228	1,671

		1,671

Total Common Stocks
(cost $173,043,414)		201,836,697

Preferred Stocks (a) (0.61%)
Germany (0.61%)
Bayerische Moteren Werke (BMW) AG PFD	943	61,087
Henkel AG & Co. KGaA PFD	3,333	274,209
Porsche Automobil Holding SE PFD	2,847	234,350
ProSiebenSat.1 Media AG PFD	1,508	42,954
RWE AG-Non Voting PFD	765	28,926
Volkswagen AG PFD	2,660	610,334

		1,251,860

Total Preferred Stocks
(cost $550,447)		1,251,860

	Shares	Value
Short-term Investments (0.43%)
State Street Institutional U.S. Government Money Market Fund	895,385	$895,385

Total Short-term Investments
(cost $ 895,385)		895,385

TOTAL INVESTMENTS (98.80%)
(cost $ 174,489,246)		203,983,942
CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (1.20%)		2,483,076

NET ASSETS (100.00%)		$ 206,467,018

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.
(b)	Non-income producing security.
(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.
(d)	At December 31, 2012, cash in the amount of $545,836 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

FDR – Fiduciary Depositary Receipt

SDR – Swedish Depositary Receipt

130	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$58,642,974	28.75
British Pound	45,905,048	22.50
Japanese Yen	40,600,720	19.90
Australian Dollar	18,164,537	8.91
Swiss Franc	17,601,207	8.63
Hong Kong Dollar	6,435,440	3.16
Swedish Krona	6,389,373	3.13
Singapore Dollar	3,692,342	1.81
Danish Krone	2,330,569	1.14
Norwegian Krone	1,883,479	0.92
Israeli Shekel	1,101,685	0.54
United States Dollar	977,093	0.48
New Zealand Dollar	259,475	0.13

Total Investments	$203,983,942	100.00%

SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$50,223,808	24.33
Industrials	25,569,508	12.38
Consumer Staples	23,473,168	11.37
Consumer Discretionary	21,738,976	10.53
Materials	20,063,067	9.72
Health Care	19,822,382	9.60
Energy	15,607,514	7.56
Telecommunication Services	9,916,672	4.80
Information Technology	8,839,394	4.28
Utilities	7,834,068	3.80

Total Stocks	203,088,557	98.37
Short-term Investments	895,385	0.43
Cash and Other Assets, Net of Liabilities	2,483,076	1.20

Net Assets	$206,467,018	100.00%

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	4	March 2013	$473,741	$479,349	$5,608
Euro Stoxx 50	37	March 2013	1,278,281	1,277,118	(1,163)
FTSE 100 Index	10	March 2013	950,587	949,978	(609)
Hang Seng Index	1	January 2013	144,929	146,267	1,338
Nikkei 225 Index	12	March 2013	675,443	718,532	43,089

Total					$48,263

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

Currency	Counterparty	Settlement Date	Foreign amount Purchased (Sold)	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
Australian Dollar	UBS AG	03/20/2013	123,860	$(130,000)	$—	$(2,094)
British Pound	Morgan Stanley and Co. Inc.	03/20/2013	439,910	(711,000)	3,440	—
Euro	UBS AG	03/20/2013	674,747	(884,000)	7,239	—
Hong Kong Dollar	Citibank N.A.	03/20/2013	774,884	(100,000)	—	(1)
Japanese Yen	Morgan Stanley and Co. Inc.	03/21/2013	19,936,848	(240,000)	—	(9,739)
Swiss Franc	UBS AG	03/20/2013	91,509	(99,000)	1,190	—
British Pound	Goldman Sachs Capital Markets LP	03/20/2013	(123,488)	200,000	—	(552)
British Pound	Morgan Stanley and Co. Inc.	03/20/2013	(149,036)	240,000	—	(2,043)
Euro	Morgan Stanley and Co. Inc.	03/20/2013	(226,381)	300,000	985	—
Euro	Morgan Stanley and Co. Inc.	03/20/2013	(98,428)	130,000	—	(10)
Swiss Franc	Morgan Stanley and Co. Inc.	03/20/2013	(145,872)	160,000	290	—

Total					$13,144	$(14,439)

See accompanying notes to financial statements.	131

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
Registered Investment Companies (98.42%)
State Farm Mutual Fund Trust Bond
Fund Institutional Shares (a)	6,580,087	$77,513,425
State Farm Mutual Fund Trust Equity
Fund Institutional Shares (a)	18,666,122	122,449,758

Total Registered Investment Companies
(cost $ 205,691,550)		199,963,183

TOTAL INVESTMENTS (98.42%)
(cost $ 205,691,550)		199,963,183
CASH AND OTHER ASSETS, NET OF
LIABILITIES (1.58%)		3,202,555

NET ASSETS (100.00%)		$203,165,738

(a)	The Equity and Bond Fund’s investment adviser is an affiliate of the issuer.

132	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Principal amount	Value
Corporate Bonds (47.65%)
Aerospace/Defense (1.24%)
Northrop Grumman Corp. 3.700%, 08/01/2014	$500,000	$523,082
5.050%, 08/01/2019	500,000	583,614
Raytheon Co. 3.125%, 10/15/2020	1,500,000	1,595,850
Northrop Grumman Corp. 3.500%, 03/15/2021	500,000	533,178
Lockheed Martin Corp. 3.350%, 09/15/2021	2,000,000	2,113,512
General Dynamics Corp. 2.250%, 11/15/2022	2,000,000	1,957,170
Raytheon Co. 2.500%, 12/15/2022	2,000,000	1,972,844

		9,279,250

Agriculture, Foods, & Beverage (3.36%)
Kraft Foods Inc. 6.000%, 02/11/2013	500,000	502,737
Pepsico Inc. 4.650%, 02/15/2013	500,000	502,735
HJ Heinz Co. 5.350%, 07/15/2013	1,000,000	1,025,486
Coca-Cola Bottling Co. 5.300%, 04/01/2015	500,000	540,025
Kellogg Co. 4.450%, 05/30/2016	1,000,000	1,106,228
Hershey Co. 5.450%, 09/01/2016	500,000	575,572
General Mills Inc. 5.700%, 02/15/2017	1,000,000	1,175,096
PepsiAmericas Inc. 5.000%, 05/15/2017	500,000	577,220
Coca-Cola Co., The 5.350%, 11/15/2017	2,000,000	2,394,756
Kraft Foods Inc. 6.125%, 02/01/2018	131,000	159,397
Kraft Foods Group Inc. (a) 6.125%, 08/23/2018	369,000	452,071
Pepsico Inc. 7.900%, 11/01/2018	500,000	674,726
Coca-Cola Co., The 3.150%, 11/15/2020	1,000,000	1,088,175
Kellogg Co. 4.000%, 12/15/2020	1,000,000	1,113,939
Campbell Soup Co. 4.250%, 04/15/2021	2,000,000	2,262,578
Hormel Foods Corp. 4.125%, 04/15/2021	1,000,000	1,125,173
HJ Heinz Co. 3.125%, 09/12/2021	1,000,000	1,044,867
2.850%, 03/01/2022	2,000,000	2,036,982
Pepsico Inc. 2.750%, 03/05/2022	1,500,000	1,540,968

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Kellogg Co. 3.125%, 05/17/2022	2,000,000	2,095,976
Kraft Foods Group Inc. (a) 3.500%, 06/06/2022	$1,500,000	$1,601,050
Sysco Corp. 2.600%, 06/12/2022	1,000,000	1,020,540
Campbell Soup Co. 2.500%, 08/02/2022	500,000	495,526

		25,111,823

Automotive (0.51%)
Daimler Finance NA LLC 6.500%, 11/15/2013	500,000	524,869
Johnson Controls Inc. 4.250%, 03/01/2021	2,000,000	2,189,418
Toyota Motor Credit Corp. 3.300%, 01/12/2022	1,000,000	1,078,874

		3,793,161

Banks (1.53%)
Wachovia Corp. 5.700%, 08/01/2013	500,000	515,586
Mellon Funding Corp. 5.200%, 05/15/2014	500,000	531,673
US Bank NA 4.950%, 10/30/2014	500,000	537,599
Fifth Third Bank 4.750%, 02/01/2015	500,000	536,302
Wachovia Bank NA 5.600%, 03/15/2016	500,000	562,701
Wells Fargo Bank NA 5.750%, 05/16/2016	500,000	567,684
Wachovia Corp. 5.750%, 06/15/2017	500,000	592,183
KFW 4.875%, 06/17/2019	1,000,000	1,217,300
Bank of New York Mellon Corp. 3.550%, 09/23/2021	2,000,000	2,179,112
Wells Fargo & Co. 3.500%, 03/08/2022	2,000,000	2,133,304
US Bancorp 3.000%, 03/15/2022	2,000,000	2,080,054

		11,453,498

Building Materials & Construction (1.06%)
Leggett & Platt Inc. 4.700%, 04/01/2013	500,000	504,346
CRH America Inc. 5.300%, 10/15/2013	1,000,000	1,033,032
6.000%, 09/30/2016	500,000	561,812
5.750%, 01/15/2021	1,000,000	1,102,883
Fluor Corp. 3.375%, 09/15/2021	2,000,000	2,120,580
Sonoco Products Co. 4.375%, 11/01/2021	1,000,000	1,072,317

See accompanying notes to financial statements.	133

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Building Materials & Construction (Cont.)
Stanley Black & Decker Inc. 2.900%, 11/01/2022	$1,500,000	$1,515,874

		7,910,844

Chemicals (2.56%)
E.I. du Pont de Nemours and Co. 5.000%, 01/15/2013	167,000	167,262
4.125%, 03/06/2013	500,000	503,340
Rohm & Haas Co. 5.600%, 03/15/2013	500,000	504,737
E.I. du Pont de Nemours and Co. 4.875%, 04/30/2014	500,000	528,225
Praxair Inc. 5.375%, 11/01/2016	1,000,000	1,161,183
Rohm & Haas Co. 6.000%, 09/15/2017	500,000	592,334
E.I. du Pont de Nemours and Co. 6.000%, 07/15/2018	500,000	617,068
PPG Industries Inc. 7.400%, 08/15/2019	500,000	615,056
3.600%, 11/15/2020	1,000,000	1,078,390
E.I. du Pont de Nemours and Co. 3.625%, 01/15/2021	1,000,000	1,098,523
Praxair Inc. 4.050%, 03/15/2021	1,000,000	1,128,002
3.000%, 09/01/2021	1,000,000	1,048,568
Dow Chemical Co., The 4.125%, 11/15/2021	1,000,000	1,095,524
Praxair Inc. 2.450%, 02/15/2022	1,000,000	1,005,089
Syngenta Finance NV 3.125%, 03/28/2022	2,000,000	2,103,150
Monsanto Co. 2.200%, 07/15/2022	1,300,000	1,289,363
PPG Industries Inc. 2.700%, 08/15/2022	2,000,000	1,980,534
Dow Chemical Co., The 3.000%, 11/15/2022	2,000,000	1,995,548
7.375%, 11/01/2029	500,000	662,391

		19,174,287

Colleges (0.16%)
Dartmouth College 4.750%, 06/01/2019	1,000,000	1,173,220

Commercial Service/Supply (0.65%)
Pitney Bowes Inc. 4.875%, 08/15/2014	500,000	528,572
5.750%, 09/15/2017	500,000	534,556
Cintas Corp. No. 2 6.125%, 12/01/2017	500,000	599,480
4.300%, 06/01/2021	1,000,000	1,112,806
3.250%, 06/01/2022	2,000,000	2,053,376

		4,828,790

	Principal amount	Value
Corporate Bonds (Cont.)
Computer Software & Services (1.24%)
Texas Instruments Inc. 1.650%, 08/03/2019	$1,000,000	$997,761
Microsoft Corp. 3.000%, 10/01/2020	2,000,000	2,158,304
Intel Corp. 3.300%, 10/01/2021	2,000,000	2,120,724
Oracle Corp. 2.500%, 10/15/2022	2,000,000	2,018,018
Intel Corp. 2.700%, 12/15/2022	2,000,000	1,997,202

		9,292,009

Computers (1.08%)
International Business Machines Corp. 6.500%, 10/15/2013	500,000	524,324
5.700%, 09/14/2017	500,000	603,829
1.875%, 05/15/2019	2,000,000	2,029,990
Hewlett-Packard Co. 3.750%, 12/01/2020	1,000,000	968,899
4.300%, 06/01/2021	2,000,000	1,981,008
International Business Machines Corp. 1.875%, 08/01/2022	1,000,000	962,306
Hewlett-Packard Co. 4.050%, 09/15/2022	1,000,000	980,601

		8,050,957

Consumer & Marketing (2.97%)
Avery Dennison Corp. 4.875%, 01/15/2013	500,000	500,794
Procter & Gamble Co., The 4.950%, 08/15/2014	1,000,000	1,074,071
Clorox Co. 5.000%, 01/15/2015	500,000	538,880
Procter & Gamble Co., The 3.150%, 09/01/2015	1,000,000	1,068,559
Estee Lauder Co. Inc. 5.550%, 05/15/2017	1,000,000	1,177,221
Kimberly-Clark Corp. 6.125%, 08/01/2017	500,000	613,219
Danaher Corp. 5.625%, 01/15/2018	500,000	601,350
Kimberly-Clark Corp.
6.250%, 07/15/2018	1,000,000	1,253,970
McDonald’s Corp. 1.875%, 05/29/2019	500,000	508,766
Colgate-Palmolive Co. 2.950%, 11/01/2020	1,000,000	1,072,555
Unilever Capital Corp. 4.250%, 02/10/2021	3,000,000	3,462,705
Clorox Co. 3.800%, 11/15/2021	1,000,000	1,088,998

134	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
McDonald’s Corp. 2.625%, 01/15/2022	$1,000,000	$1,026,698
Valspar Corp. 4.200%, 01/15/2022	2,000,000	2,184,796
Procter & Gamble Co., The 2.300%, 02/06/2022	2,000,000	2,035,260
Colgate-Palmolive Co. 2.300%, 05/03/2022	2,000,000	2,017,438
Clorox Co. 3.050%, 09/15/2022	1,000,000	1,031,041
Colgate-Palmolive Co. 1.950%, 02/01/2023	1,000,000	972,547

		22,228,868

Electronic/Electrical Manufacturing (0.28%)
General Electric Co. 5.000%, 02/01/2013	500,000	501,905
Emerson Electric Co. 4.500%, 05/01/2013	500,000	506,788
4.750%, 10/15/2015	1,000,000	1,107,302

		2,115,995

Financial Services (1.67%)
AMB Property L.P. 6.300%, 06/01/2013	1,000,000	1,018,875
JPMorgan Chase & Co. 5.375%, 01/15/2014	500,000	524,641
General Electric Capital Corp. 4.875%, 03/04/2015	500,000	541,460
JPMorgan Chase Bank NA 5.875%, 06/13/2016	500,000	570,212
General Electric Capital Corp. 5.400%, 02/15/2017	500,000	575,050
JPMorgan Chase Bank NA 6.000%, 10/01/2017	1,000,000	1,183,840
Simon Property Group Inc. 6.125%, 05/30/2018	1,000,000	1,218,112
John Deere Capital Corp. 1.700%, 01/15/2020	1,000,000	989,758
General Electric Capital Corp. 4.650%, 10/17/2021	1,000,000	1,141,036
JPMorgan Chase & Co. 4.500%, 01/24/2022	1,000,000	1,131,237
General Electric Capital Corp. 3.150%, 09/07/2022	1,500,000	1,532,540
JPMorgan Chase & Co. 3.250%, 09/23/2022	2,000,000	2,059,562

		12,486,323

Forest Products & Paper (0.16%)
International Paper Co. 5.250%, 04/01/2016	500,000	555,099
Willamette Industries Inc. 9.000%, 10/01/2021	500,000	650,724

		1,205,823

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (4.87%)
Merck & Co. Inc. 4.375%, 02/15/2013	$500,000	$502,404
Becton Dickinson & Co. 4.550%, 04/15/2013	500,000	505,750
Johnson & Johnson 3.800%, 05/15/2013	1,000,000	1,012,885
Schering-Plough Corp. 5.300%, 12/01/2013	1,000,000	1,045,447
Pfizer Inc. 4.500%, 02/15/2014	1,000,000	1,045,160
GlaxoSmithKline Capital Inc. 4.375%, 04/15/2014	1,000,000	1,049,488
AstraZeneca PLC 5.400%, 06/01/2014	1,000,000	1,068,609
Boston Scientific Corp. 5.450%, 06/15/2014	1,000,000	1,063,131
Amgen Inc. 4.850%, 11/18/2014	500,000	538,084
Merck & Co. Inc. 4.750%, 03/01/2015	500,000	545,038
Baxter International Inc. 4.625%, 03/15/2015	1,000,000	1,082,986
Medtronic Inc. 4.750%, 09/15/2015	500,000	554,048
Baxter International Inc. 5.900%, 09/01/2016	500,000	589,513
Eli Lilly & Co. 5.200%, 03/15/2017	2,000,000	2,334,196
Wyeth 5.450%, 04/01/2017	500,000	590,720
Amgen Inc. 5.850%, 06/01/2017	500,000	592,118
Johnson & Johnson 5.550%, 08/15/2017	500,000	603,240
AstraZeneca PLC 5.900%, 09/15/2017	500,000	607,512
Schering-Plough Corp. 6.000%, 09/15/2017	500,000	612,790
Becton Dickinson & Co. 5.000%, 05/15/2019	1,000,000	1,185,311
Baxter International Inc. 4.500%, 08/15/2019	500,000	576,898
AstraZeneca PLC 1.950%, 09/18/2019	1,500,000	1,520,242
Becton Dickinson & Co. 3.250%, 11/12/2020	1,000,000	1,073,433
CR Bard Inc. 4.400%, 01/15/2021	1,000,000	1,138,592
Medtronic Inc. 4.125%, 03/15/2021	1,000,000	1,135,969
Sanofi-Aventis 4.000%, 03/29/2021	1,000,000	1,139,835
Becton Dickinson & Co. 3.125%, 11/08/2021	1,000,000	1,068,496
Amgen Inc. 3.875%, 11/15/2021	1,000,000	1,098,184

See accompanying notes to financial statements.	135

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Medtronic Inc. 3.125%, 03/15/2022	$1,000,000	$1,061,724
GlaxoSmithKline Capital Inc. 2.850%, 05/08/2022	2,000,000	2,077,304
Bristol-Myers Squibb Co. 2.000%, 08/01/2022	1,500,000	1,451,930
Baxter International Inc. 2.400%, 08/15/2022	2,000,000	1,978,576
Merck & Co. Inc. 2.400%, 09/15/2022	2,000,000	2,000,654
Novartis Capital Corp. 2.400%, 09/21/2022	2,000,000	2,005,394

		36,455,661

Machinery & Manufacturing (4.37%)
Parker Hannifin Corp. 4.875%, 02/15/2013	500,000	502,504
Johnson Controls Inc. 4.875%, 09/15/2013	750,000	771,922
United Technologies Corp. 4.875%, 05/01/2015	1,000,000	1,098,152
Ingersoll-Rand Co. Ltd. 4.750%, 05/15/2015	1,000,000	1,072,345
Thermo Electron Corp. 5.000%, 06/01/2015	500,000	546,506
Dover Corp. 4.875%, 10/15/2015	1,000,000	1,111,905
Honeywell International Inc. 5.400%, 03/15/2016	1,000,000	1,143,802
Caterpillar Inc. 5.700%, 08/15/2016	500,000	580,050
Eaton Corp. 5.300%, 03/15/2017	1,000,000	1,154,270
Honeywell International Inc. 5.300%, 03/15/2017	500,000	586,269
Cooper U.S. Inc. 6.100%, 07/01/2017	500,000	592,046
Caterpillar Financial Services Corp. 5.850%, 09/01/2017	500,000	600,399
John Deere Capital Corp. 2.800%, 09/18/2017	2,000,000	2,135,050
Covidien International 6.000%, 10/15/2017	500,000	605,630
United Technologies Corp. 5.375%, 12/15/2017	500,000	594,304
Cooper U.S. Inc. 3.875%, 12/15/2020	1,000,000	1,083,849
Dover Corp. 4.300%, 03/01/2021	1,000,000	1,152,359
Honeywell International Inc. 4.250%, 03/01/2021	1,000,000	1,168,952
Caterpillar Inc. 3.900%, 05/27/2021	1,000,000	1,121,889
Illinois Tool Works Inc. 3.375%, 09/15/2021	1,000,000	1,087,924

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Bemis Company Inc. 4.500%, 10/15/2021	$1,000,000	$1,083,495
John Deere Capital Corp. 2.750%, 03/15/2022	1,000,000	1,019,091
Caterpillar Financial Services Corp. 2.850%, 06/01/2022	2,000,000	2,045,512
United Technologies Corp. 3.100%, 06/01/2022	2,000,000	2,117,976
Deere & Co. 2.600%, 06/08/2022	1,000,000	1,012,601
Covidien International 3.200%, 06/15/2022	2,000,000	2,093,794
3M Co. 2.000%, 06/26/2022	1,500,000	1,488,952
Parker Hannifin Corp. 3.500%, 09/15/2022	1,000,000	1,085,996
Thermo Fisher Scientific Inc. 3.150%, 01/15/2023	2,000,000	2,043,950

		32,701,494

Media & Broadcasting (1.75%)
Thomson Corp. 5.700%, 10/01/2014	1,000,000	1,081,041
Walt Disney Co., The 5.625%, 09/15/2016	1,000,000	1,163,367
McGraw-Hill Companies Inc. 5.900%, 11/15/2017	500,000	580,768
Walt Disney Co., The 2.750%, 08/16/2021	2,000,000	2,088,152
Thomson Reuters Corp. 3.950%, 09/30/2021	1,000,000	1,092,973
Walt Disney Co., The 2.550%, 02/15/2022	1,000,000	1,023,261
Comcast Corp. 3.125%, 07/15/2022	2,000,000	2,083,670
Reed Elsevier Capital (a) 3.125%, 10/15/2022	2,000,000	1,963,318
Walt Disney Co., The 2.350%, 12/01/2022	2,000,000	2,018,370

		13,094,920

Mining & Metals (1.70%)
BHP Finance USA 4.800%, 04/15/2013	500,000	506,265
Barrick Gold Finance Inc. 4.875%, 11/15/2014	1,000,000	1,066,644
Alcan Inc. 5.000%, 06/01/2015	1,000,000	1,093,012
Alcoa Inc. 5.550%, 02/01/2017	500,000	541,270
BHP Billiton Finance USA Ltd. 5.400%, 03/29/2017	500,000	586,166

136	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (Cont.)
Rio Tinto Finance USA Ltd. 3.500%, 11/02/2020	$1,000,000	$1,060,017
4.125%, 05/20/2021	2,000,000	2,209,898
Barrick NA Finance LLC 4.400%, 05/30/2021	1,000,000	1,096,638
BHP Billiton Finance USA Ltd. 3.250%, 11/21/2021	1,500,000	1,614,380
Alcoa Inc. 5.870%, 02/23/2022	750,000	808,987
BHP Billiton Finance USA Ltd. 2.875%, 02/24/2022	1,000,000	1,044,120
Barrick Gold Corp. 3.850%, 04/01/2022	1,000,000	1,058,526

		12,685,923

Oil & Gas (4.10%)
National Fuel Gas Co. 5.250%, 03/01/2013	500,000	503,702
ConocoPhillips Australia Funding Co. 5.500%, 04/15/2013	500,000	506,991
ConocoPhillips Canada 5.625%, 10/15/2016	500,000	586,329
Apache Corp. 5.625%, 01/15/2017	500,000	585,649
Shell International Finance 5.200%, 03/22/2017	500,000	585,472
Canadian National Resources 5.700%, 05/15/2017	500,000	588,987
Weatherford International Inc. 6.350%, 06/15/2017	500,000	572,284
EOG Resources Inc. 5.875%, 09/15/2017	500,000	604,820
Husky Energy Inc. 6.200%, 09/15/2017	500,000	599,554
Encana Corp. 5.900%, 12/01/2017	500,000	595,519
Chevron Corp. 4.950%, 03/03/2019	1,000,000	1,192,971
ConocoPhillips 6.000%, 01/15/2020	500,000	634,516
Trans-Canada Pipelines 3.800%, 10/01/2020	1,000,000	1,115,899
Apache Corp. 3.625%, 02/01/2021	500,000	544,880
Occidental Petroleum Corp. 4.100%, 02/01/2021	1,000,000	1,143,397
Canadian National Resources 3.450%, 11/15/2021	1,000,000	1,067,229
Total Capital International SA 2.875%, 02/17/2022	2,000,000	2,087,644
Apache Corp. 3.250%, 04/15/2022	1,000,000	1,059,806

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Devon Energy Corp. 3.250%, 05/15/2022	$1,500,000	$1,565,536
Trans-Canada Pipelines 2.500%, 08/01/2022	2,000,000	2,004,050
Shell International Finance 2.375%, 08/21/2022	2,000,000	2,009,358
Chevron Corp. 2.355%, 12/05/2022	2,000,000	2,003,282
Shell International Finance 2.250%, 01/06/2023	1,500,000	1,481,901
Apache Corp. 2.625%, 01/15/2023	2,000,000	1,996,248
Total Capital International SA 2.700%, 01/25/2023	1,000,000	1,018,728
Occidental Petroleum Corp. 2.700%, 02/15/2023	2,000,000	2,040,746
EOG Resources Inc. 2.625%, 03/15/2023	2,000,000	2,014,072

		30,709,570

Retailers (2.52%)
Wal-Mart Stores Inc. 4.550%, 05/01/2013	1,000,000	1,013,772
McDonald’s Corp. 4.125%, 06/01/2013	1,000,000	1,014,902
Walgreen Co. 4.875%, 08/01/2013	500,000	512,334
Lowe’s Companies Inc. 5.000%, 10/15/2015	1,000,000	1,117,102
Target Corp. 5.875%, 07/15/2016	1,000,000	1,179,678
Lowe’s Companies Inc. 5.400%, 10/15/2016	500,000	581,146
McDonald’s Corp. 5.300%, 03/15/2017	500,000	586,718
Target Corp. 5.375%, 05/01/2017	500,000	588,558
CVS Caremark Corp. 5.750%, 06/01/2017	500,000	597,786
Costco Wholesale Corp. 1.700%, 12/15/2019	2,000,000	2,013,620
Home Depot Inc. 3.950%, 09/15/2020	1,000,000	1,144,947
Wal-Mart Stores Inc. 3.250%, 10/25/2020	2,000,000	2,177,502
Home Depot Inc. 4.400%, 04/01/2021	1,000,000	1,179,389
Lowe’s Companies Inc. 3.800%, 11/15/2021	1,000,000	1,104,622
3.120%, 04/15/2022	1,000,000	1,052,667
Walgreen Co.
3.100%, 09/15/2022	1,000,000	1,008,670

See accompanying notes to financial statements.	137

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
CVS Caremark Corp. 2.750%, 12/01/2022	$2,000,000	$2,007,442
		18,880,855

Telecom & Telecom Equipment (2.00%)
Telefonica Emisiones SAU 5.855%, 02/04/2013	1,000,000	1,003,500
Vodafone Group PLC 4.150%, 06/10/2014	500,000	524,596
BellSouth Corp. 5.200%, 09/15/2014	1,000,000	1,074,116
Verizon Global Funding Corp. 4.900%, 09/15/2015	500,000	554,628
SBC Communications Inc. 5.625%, 06/15/2016	1,000,000	1,147,783
Vodafone Group PLC 5.450%, 06/10/2019	500,000	607,859
Telefonica Emisiones SAU 5.462%, 02/16/2021	1,000,000	1,066,250
Vodafone Group PLC 4.375%, 03/16/2021	2,000,000	2,314,064
AT&T Inc. 4.450%, 05/15/2021	1,000,000	1,154,860
3.000%, 02/15/2022	1,000,000	1,040,023
Vodafone Group PLC 2.500%, 09/26/2022	1,000,000	996,038
Verizon Communications Inc. 2.450%, 11/01/2022	2,500,000	2,500,835
AT&T Inc. 2.625%, 12/01/2022	1,000,000	1,001,645

		14,986,197

Transportation (1.51%)
United Parcel Service Inc. 3.125%, 01/15/2021	1,500,000	1,613,565
Burlington North Santa Fe 3.050%, 03/15/2022	1,000,000	1,032,004
Norfolk Southern Corp. 3.000%, 04/01/2022	2,000,000	2,051,486
Burlington North Santa Fe 3.050%, 09/01/2022	500,000	516,728
United Parcel Service Inc. 2.450%, 10/01/2022	2,000,000	2,000,650
Canadian National Railway Co. 2.250%, 11/15/2022	2,000,000	1,993,652
Union Pacific Corp. 2.950%, 01/15/2023	2,000,000	2,067,848

		11,275,933

Utilities & Energy (6.36%)
Florida Power Corp. 4.800%, 03/01/2013	500,000	503,596
Public Service of Colorado 4.875%, 03/01/2013	500,000	503,574

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Peoples Gas Light & Coke Co. 4.625%, 05/01/2013	$500,000	$505,330
Wisconsin Electric Power 4.500%, 05/15/2013	1,000,000	1,014,823
Vectren Utility Holdings 5.250%, 08/01/2013	500,000	512,420
PSI Energy 5.000%, 09/15/2013	1,000,000	1,031,628
NSTAR Electric Co. 4.875%, 04/15/2014	1,000,000	1,052,561
Union Electric Co. 5.500%, 05/15/2014	500,000	528,691
Atmos Energy Corp. 4.950%, 10/15/2014	1,000,000	1,071,642
Union Electric Co. 4.750%, 04/01/2015	500,000	537,438
Commonwealth Edison Co. 4.700%, 04/15/2015	500,000	543,421
Southwestern Electric Power 5.375%, 04/15/2015	500,000	535,714
San Diego Gas & Electric 5.300%, 11/15/2015	500,000	565,296
Consolidated Edison Co. NY 5.375%, 12/15/2015	1,000,000	1,126,828
Virginia Electric & Power 5.400%, 01/15/2016	500,000	567,724
Ohio Power Co. 6.000%, 06/01/2016	500,000	576,054
Commonwealth Edison Co. 5.950%, 08/15/2016	500,000	582,722
Baltimore Gas & Electric Co. 5.900%, 10/01/2016	500,000	583,462
Consolidated Edison Co. NY 5.300%, 12/01/2016	500,000	575,690
Georgia Power Co. 5.700%, 06/01/2017	500,000	599,814
Jersey Central Power & Light 5.650%, 06/01/2017	1,000,000	1,164,110
Atmos Energy Corp. 6.350%, 06/15/2017	500,000	604,824
Kansas City Power & Light Co. 5.850%, 06/15/2017	1,000,000	1,164,707
Union Electric Co. 6.400%, 06/15/2017	500,000	610,728
Florida Power Corp. 5.800%, 09/15/2017	500,000	598,060
Virginia Electric & Power 5.950%, 09/15/2017	500,000	610,876
NSTAR Electric Co. 5.625%, 11/15/2017	500,000	602,544
Pacific Gas & Electric 5.625%, 11/30/2017	500,000	603,662
Equitable Resources Inc. 5.150%, 03/01/2018	500,000	546,872

138	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Southern California Gas 5.450%, 04/15/2018	$500,000	$598,092
Pacificorp 5.650%, 07/15/2018	500,000	610,794
Pacific Gas & Electric 8.250%, 10/15/2018	500,000	680,766
Alabama Power Co. 3.375%, 10/01/2020	1,000,000	1,087,238
Pacific Gas & Electric 3.500%, 10/01/2020	1,000,000	1,096,113
Kentucky Utilities 3.250%, 11/01/2020	1,000,000	1,090,442
Appalachian Power Co. 4.600%, 03/30/2021	500,000	575,900
Pacific Gas & Electric 3.250%, 09/15/2021	1,000,000	1,068,306
Carolina Power & Light Co. 2.800%, 05/15/2022	1,000,000	1,026,921
Consumers Energy Co. 2.850%, 05/15/2022	1,000,000	1,033,620
Georgia Power Co. 2.850%, 05/15/2022	2,000,000	2,060,464
Detroit Edison Co. 2.650%, 06/15/2022	500,000	507,710
CenterPoint Energy Houston LLC 2.250%, 08/01/2022	2,000,000	1,966,694
Baltimore Gas & Electric Co. 2.800%, 08/15/2022	1,500,000	1,519,476
Northern States Power Co. 2.150%, 08/15/2022	500,000	493,728
Pacific Gas & Electric 2.450%, 08/15/2022	1,000,000	998,624
Ameren Illinois Co. 2.700%, 09/01/2022	2,000,000	2,000,630
PPL Electric Utilities 2.500%, 09/01/2022	500,000	502,302
PECO Energy Co. 2.375%, 09/15/2022	500,000	504,279
Public Service of Colorado 2.250%, 09/15/2022	1,000,000	992,557
Tampa Electric Co. 2.600%, 09/15/2022	500,000	504,448
General Electric Co. 2.700%, 10/09/2022	2,000,000	2,038,614
NSTAR Electric Co. 2.375%, 10/15/2022	1,000,000	993,838
Wisconsin Power & Light 2.250%, 11/15/2022	1,600,000	1,574,021
San Diego Gas & Electric 6.000%, 06/01/2026	500,000	678,122
Northern States Power Co. 6.200%, 07/01/2037	1,000,000	1,375,650

		47,604,160

Total Corporate Bonds
(cost $332,419,506)		356,499,561

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Taxable Municipal Bonds (0.14%)
Illinois State 3.850%, 06/01/2013	$1,000,000	$1,012,730

Total Taxable Municipal Bonds
(cost $999,901)		1,012,730

Commercial Mortgage-Backed Securities (0.55%)
LB-UBS Commercial Mortgage Trust Series 2004-C2 Class A4 4.367%, 03/15/2036	2,000,000	2,071,132
Morgan Stanley Capital Series 2004-T13 Class A4 4.660%, 09/13/2045	2,000,000	2,057,220

Total Commercial Mortgage-Backed Securities
(cost $3,957,572)		4,128,352

Government Agency Securities (b) (20.84%)
Agency Commercial Mortgage-Backed Securities (7.91%)
Federal Home Loan Mortgage Corp.
2.789%, 01/25/2022	10,000,000	10,546,570
2.373%, 05/25/2022	10,000,000	10,147,490
Federal National Mortgage Association
3.044%, 01/25/2022	10,000,000	10,723,270
2.715%, 02/25/2022	7,000,000	7,321,356
2.482%, 04/25/2022	10,000,000	10,269,960
2.377%, 05/25/2022	10,000,000	10,176,170

		59,184,816

Agency Mortgage-Backed Securities (11.83%)
Federal Home Loan Mortgage Corp.
5.000%, 07/01/2018	152,979	164,587
5.000%, 09/01/2018	134,948	147,255
5.000%, 09/01/2018	82,194	88,430
4.500%, 11/01/2018	264,939	282,393
5.500%, 11/01/2018	103,632	111,455
5.000%, 01/01/2019	101,468	109,167
5.000%, 04/01/2019	136,562	146,925
4.500%, 05/01/2019	160,211	174,671
4.000%, 05/01/2019	114,747	121,491
5.500%, 06/01/2019	226,959	246,362
5.000%, 01/01/2020	119,415	128,477
5.500%, 04/01/2020	180,138	195,538
5.500%, 07/01/2020	297,248	322,659
6.000%, 07/01/2021	270,315	297,184
4.500%, 05/01/2024	790,340	841,173
4.500%, 05/01/2024	285,986	304,291
4.500%, 09/01/2024	626,728	666,842
4.000%, 10/01/2024	926,820	980,132
5.000%, 10/01/2024	924,629	1,001,075
4.000%, 01/01/2025	762,006	816,434
4.000%, 07/01/2025	780,255	824,891
4.500%, 08/01/2025	739,606	786,945
3.500%, 04/01/2026	903,461	950,064
2.500%, 02/01/2027	5,572,241	5,841,564
6.000%, 11/01/2028	17,821	19,817
6.500%, 06/01/2029	35,072	41,063
7.500%, 12/01/2030	1,674	1,958

See accompanying notes to financial statements.	139

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
7.000%, 07/01/2031	$4,643	$5,473
6.500%, 09/01/2031	6,028	6,993
6.000%, 11/01/2032	63,591	70,713
6.000%, 12/01/2032	38,185	42,462
5.500%, 05/01/2033	524,289	579,601
5.500%, 07/01/2033	659,580	717,684
5.000%, 08/01/2033	292,537	322,028
5.500%, 03/01/2034	185,275	201,365
5.000%, 04/01/2034	194,459	210,222
6.000%, 07/01/2034	594,261	661,131
5.500%, 05/01/2035	647,703	726,215
5.000%, 05/01/2035	644,419	709,384
4.500%, 08/01/2035	219,901	236,386
5.000%, 10/01/2035	205,644	222,057
6.500%, 08/01/2036	297,227	338,062
5.500%, 10/01/2037	388,866	420,084
5.500%, 11/01/2037	501,626	541,896
6.000%, 01/01/2038	350,890	381,855
6.000%, 01/01/2038	215,911	234,964
4.500%, 06/01/2039	1,115,907	1,197,471
5.000%, 06/01/2039	850,942	915,665
4.500%, 10/01/2039	1,422,727	1,526,717
5.000%, 10/01/2039	1,248,125	1,343,059
5.000%, 01/01/2040	550,374	592,236
4.500%, 02/01/2040	501,887	538,571
4.000%, 07/01/2041	2,576,766	2,754,870
Federal National Mortgage Association
6.000%, 09/01/2013	4,522	4,534
5.500%, 12/01/2016	17,609	18,912
5.500%, 01/01/2017	95,870	102,964
6.500%, 01/01/2017	17,420	18,636
5.500%, 01/01/2017	17,081	18,345
5.500%, 02/01/2017	81,277	87,292
5.000%, 03/01/2017	77,555	84,282
6.000%, 04/01/2017	15,072	16,211
5.500%, 01/01/2018	45,178	48,663
5.000%, 02/01/2018	79,462	86,355
5.000%, 05/01/2018	210,864	226,789
5.000%, 05/01/2018	200,015	217,365
4.500%, 05/01/2018	177,160	191,060
4.500%, 05/01/2018	174,067	187,724
5.000%, 05/01/2018	93,509	100,182
4.500%, 03/01/2019	141,705	149,437
5.500%, 10/01/2019	398,381	431,598
5.000%, 11/01/2019	255,105	277,233
4.500%, 12/01/2019	163,729	176,575
5.000%, 06/01/2020	391,775	427,838
4.500%, 09/01/2020	218,166	232,880
5.000%, 05/01/2021	352,237	379,350
5.500%, 05/01/2021	286,325	313,107
4.500%, 04/01/2023	90,704	97,623
5.000%, 01/01/2024	398,049	431,020
4.500%, 04/01/2024	165,881	178,507
4.000%, 06/01/2024	625,894	670,600
4.500%, 11/01/2024	578,657	622,701
3.500%, 12/01/2025	758,628	816,845

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
3.000%, 12/01/2026	$1,657,624	$1,750,916
7.500%, 09/01/2029	24,318	29,594
8.000%, 03/01/2030	3,541	3,715
6.500%, 05/01/2030	28,047	32,417
6.500%, 08/01/2031	3,920	4,632
7.000%, 08/01/2031	1,882	2,148
6.500%, 10/01/2031	18,238	20,873
6.000%, 11/01/2031	18,468	20,635
7.000%, 01/01/2032	29,474	34,688
3.000%, 02/01/2032	7,455,571	7,847,339
3.000%, 02/01/2032	5,079,207	5,334,996
6.000%, 03/01/2032	23,144	26,076
6.500%, 03/01/2032	10,430	11,937
6.500%, 04/01/2032	55,233	65,353
7.000%, 04/01/2032	32,846	38,241
6.500%, 05/01/2032	224,552	255,351
6.000%, 05/01/2032	18,349	20,495
7.000%, 06/01/2032	48,919	57,021
7.000%, 06/01/2032	22,087	25,683
6.500%, 06/01/2032	14,180	16,778
6.500%, 07/01/2032	48,868	55,612
6.000%, 08/01/2032	145,562	166,232
5.500%, 10/01/2032	271,275	299,555
6.500%, 10/01/2032	158,863	187,968
6.000%, 11/01/2032	156,709	175,043
6.000%, 01/01/2033	79,909	89,258
5.500%, 03/01/2033	115,209	126,618
5.500%, 03/01/2033	84,963	93,376
6.000%, 04/01/2033	282,259	315,282
5.000%, 05/01/2033	264,518	288,192
5.000%, 05/01/2033	99,211	108,090
5.000%, 08/01/2033	261,877	285,315
5.500%, 10/01/2033	284,874	313,085
5.000%, 03/01/2034	543,547	591,076
5.500%, 05/01/2034	392,687	434,397
6.000%, 07/01/2034	230,661	256,494
5.500%, 12/01/2034	605,107	669,379
5.500%, 04/01/2035	443,055	489,242
5.000%, 07/01/2035	500,839	543,785
5.500%, 07/01/2035	495,722	541,715
5.000%, 10/01/2035	385,536	418,595
5.000%, 11/01/2035	155,530	168,867
6.000%, 08/01/2036	325,794	356,683
6.000%, 12/01/2037	142,060	155,529
5.500%, 02/01/2038	433,687	471,214
5.500%, 06/01/2038	1,023,018	1,111,539
4.500%, 03/01/2039	983,202	1,077,008
5.000%, 05/01/2039	1,108,043	1,204,787
4.500%, 05/01/2039	1,007,318	1,107,738
5.000%, 11/01/2039	1,428,701	1,600,321
4.500%, 01/01/2040	980,871	1,059,895
4.500%, 09/01/2040	1,749,768	1,896,206
3.500%, 01/01/2041	2,303,153	2,457,453
4.500%, 04/01/2041	787,750	855,153
5.000%, 05/01/2041	1,278,897	1,396,154
4.000%, 11/01/2041	2,841,840	3,050,349

140	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Mortgage-Backed Securities (Cont.)
Government National Mortgage Association
6.000%, 05/15/2017	$53,543	$58,125
6.500%, 06/15/2028	43,410	49,760
6.000%, 11/15/2028	28,149	31,626
6.500%, 03/15/2029	55,602	65,563
7.000%, 06/15/2029	19,187	22,931
7.500%, 08/20/2030	10,544	13,082
6.000%, 01/15/2032	18,347	20,688
5.500%, 10/15/2033	279,561	308,883
5.000%, 11/20/2033	415,932	458,192
6.000%, 12/20/2033	131,209	147,745
5.500%, 11/15/2038	699,545	767,671
5.000%, 09/15/2039	1,186,558	1,298,960
4.500%, 10/15/2039	1,898,524	2,089,322
5.000%, 12/15/2039	479,615	525,049
4.000%, 09/20/2040	3,134,526	3,438,459
4.500%, 03/20/2041	713,003	784,495
5.000%, 05/20/2041	643,308	710,883

		88,532,162

Agency Notes & Bonds (1.10%)
Federal Home Loan Mortgage Corp.
4.500%, 07/15/2013	1,500,000	1,535,174
Federal National Mortgage Association 5.500%, 05/10/2027	5,000,000	5,931,285
7.125%, 01/15/2030	500,000	785,566

		8,252,025

Total Government Agency Securities
(cost $148,577,857)		155,969,003

U.S. Treasury Obligations (25.17%)
U.S. Treasury Bonds
7.500%, 11/15/2016	500,000	633,672
8.125%, 08/15/2019	750,000	1,091,660
6.250%, 08/15/2023	11,000,000	15,771,250
6.875%, 08/15/2025	1,000,000	1,540,156
U.S. Treasury Notes 1.375%, 05/15/2013	5,000,000	5,023,240
2.625%, 07/31/2014	2,000,000	2,075,234
2.375%, 08/31/2014	1,000,000	1,035,391
4.250%, 11/15/2014	1,000,000	1,074,258
4.000%, 02/15/2015	2,000,000	2,156,876
4.125%, 05/15/2015	1,000,000	1,089,922
2.125%, 05/31/2015	5,000,000	5,216,795
4.250%, 08/15/2015	2,000,000	2,203,594
4.500%, 11/15/2015	10,000,000	11,181,250
4.500%, 02/15/2016	10,000,000	11,271,090
2.625%, 04/30/2016	1,000,000	1,072,500
3.250%, 07/31/2016	2,000,000	2,197,812
3.000%, 08/31/2016	1,000,000	1,091,250
2.750%, 05/31/2017	5,000,000	5,466,405
4.250%, 11/15/2017	12,000,000	14,051,256
3.500%, 02/15/2018	12,000,000	13,664,064
3.875%, 05/15/2018	2,000,000	2,324,218
3.750%, 11/15/2018	17,000,000	19,795,701
3.125%, 05/15/2019	2,000,000	2,265,000

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
3.625%, 08/15/2019	$2,000,000	$2,328,906
3.375%, 11/15/2019	10,000,000	11,497,660
3.625%, 02/15/2020	30,000,000	35,053,140
3.500%, 05/15/2020	5,000,000	5,805,080
2.000%, 11/15/2021	10,000,000	10,378,910

Total U.S. Treasury Obligations
(cost $170,171,980)		188,356,290

	Shares	Value
Short-term Investments (4.66%)
JPMorgan U.S. Government Money Market Fund	34,883,693	$34,883,693

Total Short-term Investments
(cost $34,883,693)		34,883,693

TOTAL INVESTMENTS (99.01%)
(cost $691,010,509)		740,849,629
OTHER ASSETS, NET OF LIABILITIES (0.99%)		7,389,521

NET ASSETS (100.00%)		$748,239,150

(a)    Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the value of these securities amounted to $4,016,439 or 0.54% of net assets.

(b)    The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

See accompanying notes to financial statements.	141

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (93.62%)
Alabama (1.77%)
City of Trussville, Alabama, General Obligation Warrants, Series 2006-A	5.000%	10/01/2022	Aa2	$1,000,000	$1,109,050
City of Tuscaloosa, Alabama, General Obligation Warrants, Series 2010-A	4.750%	07/01/2024	Aa1	1,025,000	1,212,472
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2026	Aa2	500,000	586,270
City of Huntsville, Alabama, General Obligation Warrants, Series 2007-A	4.750%	05/01/2027	Aaa	2,000,000	2,271,180
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2028	A1	940,000	1,092,101
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.125%	02/01/2030	Aa2	2,305,000	2,649,621
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2031	Aa2	1,000,000	1,152,870

					10,073,564

Alaska (0.85%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2020	A+	1,000,000	1,105,310
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	5.000%	12/01/2022	A+	2,220,000	2,535,262
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A	5.000%	07/01/2029	Aa2	1,035,000	1,206,013

					4,846,585

Arizona (7.53%)
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2018	A-	2,100,000	2,466,702
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2018	AA-	500,000	566,785
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa2	885,000	977,987
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2021	AA-	1,140,000	1,391,929
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,300,000	1,469,390
City of Phoenix, Civic Improvement Corporation, Senior Lien Wastewater System Revenue Refunding Bonds, Series 2008	5.500%	07/01/2023	Aa2	1,000,000	1,212,460
Pima County, Arizona, General Obligation Bonds, Series 2009A	4.000%	07/01/2023	AA-	1,500,000	1,637,820
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012)	4.000%	07/01/2023	AA	1,000,000	1,121,440
Sedona-Oak Creek Joint Unified School District No. 9 of Coconino and Yavapai Counties, Arizona, School Improvement Bonds, Project of 2007, Series B (2009)	5.000%	07/01/2023	A+	1,460,000	1,671,817
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2023	AA-	800,000	971,072
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2024	A+	1,140,000	1,387,015
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	4.000%	07/01/2024	AA-	300,000	334,323
Peoria Unified School District No. 11 of Maricopa County, Arizona, Refunding Bonds, Series 2012	4.000%	07/01/2025	AA-	1,500,000	1,668,960
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2025	Aa2	1,100,000	1,223,904
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2025	A+	2,000,000	2,420,160
Scottsdale Unified School District No. 48 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series B (2012)	4.250%	07/01/2025	AA	2,000,000	2,250,000
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2026	Aa2	500,000	553,220
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,015,000	2,238,383
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2026	A+	1,725,000	2,060,030
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009) (Bank Qualified)	5.000%	07/01/2027	A+	2,000,000	2,281,180
City of Phoenix, Arizona, Various Purpose General Obligation Bonds, Series 2012A	4.000%	07/01/2027	Aa1	2,000,000	2,255,700
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2027	A+	1,000,000	1,188,680
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2027	AA-	2,480,000	2,780,725
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2028	Aa2	4,165,000	4,546,389

142	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011 Series A (2012)	4.000%	07/01/2029	Aa2	$2,000,000	$2,172,740

					42,848,811

Arkansas (2.17%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	3.000%	11/15/2020	AA+	150,000	161,997
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	4.000%	11/15/2021	AA+	1,000,000	1,130,850
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds	4.000%	02/01/2022	Aa3	1,270,000	1,324,000
Bentonville School District No. 6 of Benton County, Arkansas Construction Bonds, Series E	3.000%	06/01/2024	Aa2	1,045,000	1,059,672
Bentonville School District No. 6 of Benton County, Arkansas Construction Bonds, Series E	3.000%	06/01/2026	Aa2	1,110,000	1,116,838
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.500%	02/01/2027	Aa3	730,000	741,417
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.250%	06/01/2027	Aa2	1,500,000	1,643,040
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.500%	02/01/2028	Aa3	755,000	765,200
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2012B	5.000%	11/01/2029	Aa2	1,935,000	2,304,933
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2031	Aa3	2,000,000	2,069,280

					12,317,227

California (3.06%)
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2017	AA	1,395,000	1,438,301
Moulton-Niguel California, Water District Consolidated Refunding Bonds	5.000%	09/01/2018	AA	450,000	463,820
State of California, General Obligation Bonds (Prerefunded to 02-01-2013 @ 100) (b)	5.250%	02/01/2019	AA+	2,200,000	2,208,382
Grossmont Healthcare District, San Diego County, California, General Obligation Bonds, 2006 Election, 2007 Series A	5.000%	07/15/2020	Aa2	900,000	1,048,203
City of Napa (Napa County California) Water Revenue Bonds, Series 2007 (Water System Improvement Projects)	4.500%	05/01/2022	AA-	560,000	608,261
State of California, Various Purpose General Obligation Bonds	5.000%	11/01/2022	A-	600,000	619,512
Santa Barbara County, California, Santa Barbara Schools Financing Authority, 2007 General Obligation Revenue Bonds, Series B	4.750%	08/01/2024	Aa2	1,000,000	1,142,220
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2025	AA	885,000	967,040
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A	5.000%	08/01/2025	AA-	210,000	230,679
Yosemite Community College District, (Stanislaus, Tuolumne, Calaveras, San Joaquin, Santa Clara and Merced Counties, California), Tax-Exempt General Obligation Bonds, Election of 2004, Series 2005A (Prerefunded to 08-01-2015 @ 100) (b)	5.000%	08/01/2025	Aa2	985,000	1,099,339
State of California, Various Purpose General Obligation Bonds	5.500%	03/01/2026	A-	1,300,000	1,527,487
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2026	AA	930,000	1,010,938
Marin Community College District, (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2027	Aa1	1,440,000	1,647,734
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C (Prerefunded to 08-01-2015 @ 100) (b)	5.000%	08/01/2029	AA-	1,000,000	1,116,080
Ventura County Community College District (Ventura County, California) Election of 2002 General Obligation Bonds, Series C	5.500%	08/01/2029	Aa2	1,000,000	1,200,700
Santa Clara Unified School District, (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	5.000%	07/01/2030	AA	1,000,000	1,082,740

					17,411,436

Colorado (3.34%)
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2022	Aa2	250,000	272,468

See accompanying notes to financial statements.	143

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Colorado (Cont.)
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2022	Aa2	$1,000,000	$1,156,000
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2024	AA	4,265,000	4,478,634
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2024	Aa2	1,350,000	1,536,962
Jefferson County School District No. R-1, (in Jefferson and Broomfield Counties, Colorado), General Obligation Refunding Bonds, Series 2012	3.500%	12/15/2024	AA-	2,520,000	2,791,984
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2009	5.000%	12/15/2025	AA	1,185,000	1,416,407
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2025	AA	4,290,000	4,420,502
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	4.000%	12/15/2025	Aa2	1,385,000	1,562,460
City and County of Denver, Colorado, Master Resolution Water Revenue Bonds, Series 2012A	4.000%	12/15/2026	Aa1	1,230,000	1,364,587

					19,000,004

Connecticut (1.20%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Series C	4.000%	04/01/2021	Aaa	1,010,000	1,156,652
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	2,000,000	2,008,400
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2023	Aa1	600,000	629,082
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2023	Aaa	1,230,000	1,368,449
Town of Bethel, Connecticut, General Obligation Bonds, Issue of 2009, Series A	4.000%	11/15/2026	AA+	950,000	1,008,634
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2026	AA+	620,000	658,266

					6,829,483

Delaware (0.97%)
The Delaware River and Bay Authority, Revenue Bonds, Refunding Series 2005	5.000%	01/01/2021	A	1,625,000	1,749,508
New Castle County, Delaware, General Obligation Bonds, Series 2012B	4.000%	07/15/2026	Aaa	2,045,000	2,337,230
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2028	NR	1,120,000	1,377,118
The City of Wilmington, Delaware, General Obligation Bonds, Series of 2008A	5.000%	12/01/2028	AA-	50,000	58,258

					5,522,114

Florida (3.27%)
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2019	Aa3	2,085,000	2,507,630
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	1,500,000	1,607,370
JEA Florida, Electric System Revenue Bonds, Series Three D-1	4.000%	10/01/2021	AA-	1,000,000	1,069,680
City of Fort Lauderdale, Florida, Water and Sewer Revenue Bonds, Series 2010	4.000%	03/01/2023	Aa1	1,265,000	1,393,739
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	3,130,000	3,708,768
City of Winter Park, Florida, Water and Sewer Refunding and Improvement Revenue Bonds, Series 2009	4.250%	12/01/2024	AA-	1,000,000	1,101,040
City of Palm Bay, Florida, Utility System Improvement Revenue Bonds, Series 2005A (Prerefunded to 10-01-2015 @ 100) (b)	5.000%	10/01/2026	A	1,350,000	1,516,779
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A	5.000%	10/01/2026	Aa2	400,000	475,996
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.500%	06/01/2027	NR	1,000,000	1,061,480
City of Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Series 2007	5.000%	10/01/2027	Aa1	1,700,000	1,975,536
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series C	4.750%	06/01/2029	Aa1	2,000,000	2,174,440

					18,592,458

Georgia (1.13%)
Upper Oconee Basin Water Authority, Georgia, Revenue Refunding Bonds, Series 2005	5.000%	07/01/2023	Aa2	1,000,000	1,102,360

144	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Georgia (Cont.)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Bonds, Series 2010	4.000%	08/01/2023	Aa2	$320,000	$356,672
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2025	Aa3	2,000,000	2,411,600
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	A1	1,000,000	1,183,750
Fayette County, Georgia, Water Revenue Bonds, Series 2009	4.750%	10/01/2029	Aa2	1,205,000	1,366,615

					6,420,997

Hawaii (0.42%)
State of Hawaii, Highway Revenue Bonds, Series 2008	6.000%	01/01/2029	Aa2	2,000,000	2,405,780

Idaho (1.20%)
Nampa School District Number 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003 (Prerefunded to 08-15-2013 @ 100) (b)	4.875%	08/15/2020	Baa3	1,000,000	1,028,410
School District No. 271 (Coeur d’Alene), Kootenai County, State of Idaho, General Obligation Bonds, Series 2012B	4.000%	09/15/2022	Aa2	2,280,000	2,695,530
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.750%	08/01/2024	AA	1,430,000	1,632,688
Bonneville County, State of Idaho, School District No. 91 (Idaho Falls), General Obligation Bonds, Series 2012A	5.000%	09/15/2028	Aa3	1,220,000	1,488,205

					6,844,833

Illinois (0.92%)
The Illinois State Toll Highway Authority, Toll Highway Senior Priority Revenue Bonds, 2005 Series A	4.125%	01/01/2020	Aa3	4,900,000	5,247,018

Indiana (0.87%)
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2019	Aa3	2,005,000	2,258,352
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	01/10/2020	AA+	1,310,000	1,334,942
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,000,000	1,100,950
Indiana Housing and Community Development Authority, Single Family Mortgage Revenue Bonds, 2008 Series A	6.250%	07/01/2033	Aaa	235,000	245,211

					4,939,455

Iowa (1.78%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2020	Aa1	1,245,000	1,413,722
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2021	Aa1	850,000	958,094
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2012 (The State University of Iowa)	3.000%	07/01/2022	AA	1,510,000	1,637,233
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B, (Urban Renewal)	4.000%	06/01/2023	Aa1	1,410,000	1,566,848
City of Des Moines, Iowa, General Obligation Bonds, Series 2008D	4.250%	06/01/2025	Aa1	1,015,000	1,109,517
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (The State University of Iowa)	4.750%	07/01/2028	AA	1,785,000	2,046,092
Ankeny Community School District, Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2029	Aa3	1,270,000	1,378,496

					10,110,002

Kansas (3.50%)
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2019	Aa3	730,000	755,521
City of Wichita, Kansas, General Obligation Bonds, Series 790 (Prerefunded to 09-01-2014 @ 101) (b)	4.375%	09/01/2020	Aa1	620,000	667,604
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series 2004-A	5.000%	12/01/2021	Aa3	245,000	253,112

See accompanying notes to financial statements.	145

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kansas (Cont.)
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	$6,000,000	$6,008,520
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation School Bonds, Series 2005-C (Prerefunded to 10-01-2014 @ 100) (b)	4.250%	10/01/2022	Aaa	4,265,000	4,558,944
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation School Bonds, Series 2005-C (Prerefunded to 10-01-2014 @ 100) (b)	5.000%	10/01/2025	Aaa	1,000,000	1,081,940
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2027	Aaa	1,840,000	2,123,231
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2028	Aaa	2,460,000	2,828,680
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A	5.000%	10/01/2030	AA-	1,400,000	1,610,238

					19,887,790

Kentucky (1.29%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2019	Aa3	620,000	685,794
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2025	A1	2,700,000	2,853,846
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.250%	11/01/2025	Aa1	1,000,000	1,104,190
Northern Kentucky University, General Receipts Bonds, 2007 Series A	4.300%	09/01/2026	A1	2,545,000	2,679,834

					7,323,664

Louisiana (0.57%)
Parish-Wide School District of Ascension Parish, Louisiana, General Obligation School Bonds, Series 2013 (c)	3.000%	03/01/2025	AA-	1,390,000	1,445,002
State of Louisiana, General Obligation Match Bonds, Series 2006-B (Prerefunded to 07-15-2016 @ 100) (b)	5.000%	07/15/2025	Aa2	900,000	1,036,764
Parish-Wide School District of Ascension Parish, Louisiana, General Obligation School Bonds, Series 2013 (c)	3.000%	03/01/2026	AA-	720,000	740,354

					3,222,120

Maine (0.51%)
Town of Gorham, Maine, 2012 General Obligation Refunding Bonds	4.000%	11/01/2022	Aa2	1,565,000	1,836,809
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004 (Prerefunded to 07-01-2014 @ 100) (b)	5.250%	07/01/2030	Aa3	1,000,000	1,073,150

					2,909,959

Maryland (1.85%)
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,250,000	1,251,175
Howard County, Maryland, Consolidated Public Improvement Bonds, 2012 Series A	4.000%	02/15/2023	Aaa	1,845,000	2,117,525
Washington Suburban Sanitary District, Maryland, Water Supply Bonds of 2005 (Prerefunded to 06-01-2015 @ 100) (b)	5.000%	06/01/2023	Aaa	1,000,000	1,109,880
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2012, Second Series B, Tax-Exempt Bonds	2.250%	08/01/2023	Aaa	3,000,000	3,050,340
Howard County, Maryland, Metropolitan District Bonds, 2012 Series A	4.000%	02/15/2032	Aaa	2,790,000	3,013,870

					10,542,790

Massachusetts (0.45%)
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (b)	5.250%	08/01/2020	Aa1	800,000	822,776
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012
Bonds, Unlimited Tax	3.000%	11/15/2025	Aa1	565,000	589,154
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2026	Aa1	565,000	585,453
Town of Carlisle, Massachusetts, General Obligation Municipal Purpose Loan of 2012 Bonds, Unlimited Tax	3.000%	11/15/2027	Aa1	565,000	579,752

					2,577,135

146	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (2.74%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2019	AA	$500,000	$554,420
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA	1,000,000	1,103,150
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2021	AA	500,000	561,650
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2023	AA-	720,000	830,383
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	5.000%	02/01/2024	AA-	225,000	258,620
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2024	AA	1,625,000	1,746,599
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2024	AA	1,000,000	1,131,550
Howell Public Schools, County of Livingston, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.250%	05/01/2025	A+	2,760,000	3,134,863
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	AA	1,600,000	1,688,288
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of
Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	Aa2	4,240,000	4,582,507

					15,592,030

Minnesota (3.07%)
Independent School District No. 194 (Lakeville), Minnesota, General Obligation Refunding Bonds, Series 2012D	5.000%	02/01/2022	Aa3	5,000,000	6,258,000
Independent School District No. 277 (Westonka), Minnesota, General Obligation School Building Bonds, Series 2012A	2.000%	02/01/2022	Aa2	2,160,000	2,200,478
City of Maple Grove, Minnesota, General Obligation Improvement Refunding Bonds, Series 2013A (c)	3.000%	02/01/2023	AAA	2,625,000	2,839,568
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,188,200
City of Rochester, Minnesota, General Obligation Waste Water Revenue Refunding Bonds, Series 2012A	4.000%	02/01/2026	Aaa	2,500,000	2,852,875
State of Minnesota, General Obligation State Trunk Highway Bonds, Series 2012B	3.000%	08/01/2026	Aa1	2,000,000	2,107,340

					17,446,461

Mississippi (0.82%)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	3.000%	03/01/2019	AA-	500,000	535,725
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2020	AA-	1,000,000	1,211,010
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation Refunding Project)	5.000%	03/01/2021	AA-	1,000,000	1,211,750
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2023	AA-	1,480,000	1,714,610

					4,673,095

Missouri (1.72%)
Missouri State Improvement and Energy Water Pollution Revenue, Series 2000B	5.625%	07/01/2016	Aaa	535,000	536,787
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2023	Aa1	1,040,000	1,202,885
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	1,000,000	1,134,610
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2025	AAA	1,000,000	1,119,960
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2026	Aa1	2,490,000	2,791,813

See accompanying notes to financial statements.	147

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Missouri (Cont.)
Joplin Schools, Joplin, Missouri, General Obligation School Building Bonds, (Missouri Direct Deposit Program), Series 2012	4.000%	03/01/2028	A+	$2,750,000	$3,010,232

					9,796,287

Montana (0.61%)
State of Montana, General Obligation Bonds, (Drinking Water State Revolving Fund Program), Series 2005F	4.750%	07/15/2018	AA	315,000	345,275
School District No. 7 (Bozeman), Gallatin County, Montana, General Obligation School Building Bonds, Series 2013 (c)	3.000%	06/01/2022	Aa3	600,000	652,290
School District No. 7 (Bozeman), Gallatin County, Montana, General Obligation School Building Bonds, Series 2013 (c)	4.000%	06/01/2023	Aa3	380,000	440,990
School District No. 7 (Bozeman), Gallatin County, Montana, General Obligation School Building Bonds, Series 2013 (c)	4.000%	06/01/2024	Aa3	390,000	446,507
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2026	Aa2	265,000	293,912
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2027	Aa2	525,000	579,731
City of Billings, Montana, General Obligation Bonds, Series 2012	4.000%	07/01/2028	Aa2	655,000	717,500

					3,476,205

Nebraska (1.87%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2021	AA-	1,140,000	1,326,937
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2012	4.000%	06/15/2023	Aa1	2,725,000	3,219,588
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2027	AA-	1,850,000	2,203,998
Omaha Public Power District (Nebraska) Electric System Revenue Bonds, 2008 Series A	5.500%	02/01/2028	AA	1,500,000	1,778,415
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2030	AA-	1,930,000	2,107,213

					10,636,151

New Hampshire (0.67%)
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003 (Prerefunded to 12-01-2013 @ 100) (b)	5.000%	12/01/2021	AA	610,000	636,212
City of Manchester, New Hampshire, Water Revenue Bonds, Series 2003 (Prerefunded to 12-01-2013 @ 100) (b)	5.000%	12/01/2023	AA	980,000	1,022,111
New Hampshire Municipal Bond Bank, 2011 Series E Bonds	4.000%	01/15/2024	Aa3	1,410,000	1,575,182
New Hampshire Municipal Bond Bank, 2007 Series B Bonds	4.750%	08/15/2024	A1	500,000	550,100

					3,783,605

New Jersey (5.84%)
Passaic Valley Sewer Commissioners, State of New Jersey, Sewer System Bonds, Series F	5.000%	12/01/2018	A2	1,300,000	1,344,122
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	2,000,000	2,157,440
County of Essex, New Jersey, General Obligation Bonds, Series 2010, County College Bonds, Series 2010C (Tax-Exempt)	5.000%	08/01/2019	Aa2	1,550,000	1,914,668
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.750%	11/01/2019	AA	1,735,000	1,861,169
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2020	AA	1,550,000	1,686,617
The Board of Education of the Township of South Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	3.000%	12/01/2021	AA	775,000	843,223
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2021	Aa2	1,205,000	1,365,602
The Board of Education of the Township of South Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2023	AA	475,000	546,426
County of Bergen, New Jersey, General Obligation Bonds of 2012, Series C	2.000%	12/01/2023	Aaa	3,900,000	3,762,018

148	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Jersey (Cont.)
The County of Morris, New Jersey, General Obligation Bonds, Series 2012 B	2.000%	12/15/2023	Aaa	$2,035,000	$1,962,798
The Board of Education of the Borough of Haddon Heights in the County of Camden, New Jersey, Refunding School Bonds	3.000%	01/01/2024	AA-	815,000	849,360
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2024	AA	1,390,000	1,550,559
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Refunding Bonds, Series 2012	4.000%	07/15/2024	AA	370,000	417,138
The Board of Education of the Borough of Haddon Heights in the County of Camden, New Jersey, Refunding School Bonds	3.000%	01/01/2025	AA-	835,000	863,474
The Board of Education of the Township of North Brunswick in the County of Middlesex, New Jersey, Refunding School Bonds	4.250%	01/15/2025	AA	2,200,000	2,488,596
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Refunding Bonds, Series 2012	4.000%	07/15/2025	AA	1,390,000	1,557,064
The Board of Education of the Borough of Haddon Heights in the County of Camden, New Jersey, Refunding School Bonds	3.000%	01/01/2026	AA-	855,000	869,065
The Board of Education of the Warren Hills Regional School District in the County of Warren, New Jersey, Refunding School Bonds, Series 2012	4.000%	02/15/2026	AA	1,485,000	1,633,708
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2026	AA	1,440,000	1,606,320
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2027	Aa1	1,110,000	1,238,283
Refunding School Bonds, Series 2012 B, The Board of Education of the Borough of Madison, in the County of Morris, New Jersey	4.000%	12/15/2027	AA	1,495,000	1,658,030
The Board of Education of the Somerset Hills School District in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2028	Aa1	920,000	1,021,550

					33,197,230

New Mexico (1.80%)
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2010	4.000%	08/01/2022	AA	570,000	631,378
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	AA	2,000,000	2,177,120
Las Cruces School District No. 2, General Obligation School Building Bonds, Series 2011A	4.000%	08/01/2023	Aa2	1,700,000	1,904,850
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2005	4.400%	07/01/2024	Aa2	1,000,000	1,062,320
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2024	Aa1	2,500,000	2,785,475
City of Santa Fe, New Mexico, Water Utility System / Capital Outlay Gross Receipts Tax Revenue Bonds, Series 2009A (Tax-Exempt)	5.000%	06/01/2025	AA+	470,000	539,767
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2008A	5.000%	07/01/2030	Aa2	1,000,000	1,160,361

					10,261,271

New York (2.47%)
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010	3.250%	03/15/2019	Aa2	1,575,000	1,710,639
Webster Central School District, Monroe and Wayne Counties, New York, General Obligations, School District (Serial) Bonds, 2009 Series B	3.000%	10/01/2020	AA	2,310,000	2,467,034
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2021	AA	1,000,000	1,115,690
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2021	AA	430,000	469,410
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	A1	1,000,000	1,090,380
East Hampton Union Free School District, Suffolk County, New York, School District Serial Bonds - 2009	4.000%	06/15/2022	Aa1	1,285,000	1,442,194
Miller Place Union Free School District in the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2025	Aa2	685,000	750,226
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2025	AA	510,000	542,574
County of Suffolk, New York, Public Improvement Serial Bonds - 2008 Series B	5.000%	11/01/2027	A1	1,000,000	1,118,590
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2030	Aa3	1,000,000	1,109,540

See accompanying notes to financial statements.	149

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New York (Cont.)
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2031	AA	$950,000	$1,079,732
County of Saratoga, New York, General Obligations, Public Improvement (Serial) Bonds, Series 2009A	4.750%	07/15/2032	AA	995,000	1,126,440

					14,022,449

North Carolina (3.11%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2020	Aa1	1,000,000	1,113,830
City of Fayetteville, North Carolina, Public Works Commission, Revenue Refunding Bonds, Series 2009A	5.000%	03/01/2024	Aa2	1,355,000	1,607,518
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	2,000,000	2,312,360
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,265,000	1,428,628
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	1,124,020
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	4.250%	07/01/2026	Aaa	1,500,000	1,737,120
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2026	Aaa	455,000	475,684
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2026	Aa2	195,000	221,623
City of Raleigh, North Carolina, General Obligation Public Improvement Bonds, Series 2012B	4.000%	04/01/2027	Aaa	4,000,000	4,545,280
City of Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Series 2009B	5.000%	07/01/2027	Aaa	1,500,000	1,826,790
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2027	Aaa	455,000	474,902
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2027	Aa2	300,000	339,966
City of Durham, North Carolina, General Obligation Bonds, Series 2012A	3.000%	07/01/2028	Aaa	455,000	471,385

					17,679,106

North Dakota (0.25%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,300,000	1,423,175

Ohio (2.86%)
Board of Education Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2022	Aaa	750,000	835,170
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,261,040
Columbus City School District, Franklin County, Ohio, School Facilities Construction and Improvement Bonds, Series 2009-B (General Obligation - Unlimited Tax)	5.000%	12/01/2023	Aa2	1,000,000	1,197,650
South-Western City School District, Franklin and Pickaway Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2012 (General Obligation - Unlimited Tax)	4.000%	12/01/2024	AA-	755,000	855,498
State of Ohio, Common Schools General Obligation Bonds, Series 2006D	4.300%	09/15/2025	Aa1	2,500,000	2,712,775
South-Western City School District, Franklin and Pickaway Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 2012 (General Obligation - Unlimited Tax)	4.000%	12/01/2025	AA-	1,315,000	1,480,611
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,000,000	1,191,800
City of Columbus, Ohio, General Obligation Bonds, Various Purpose Unlimited Tax Bonds, Series 2012A	4.000%	02/15/2027	Aaa	1,500,000	1,709,070
Plain Local School District (Stark County), Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.500%	11/01/2027	AA-	2,000,000	2,244,200
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A	4.000%	12/01/2028	Aaa	2,520,000	2,750,681

					16,238,495

Oklahoma (0.75%)
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2026	Aa3	1,000,000	1,195,270
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.750%	05/01/2026	AA	1,165,000	1,309,507

150	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Oklahoma (Cont.)
City of Oklahoma City, Oklahoma, General Obligation Bonds, Series 2008	5.000%	03/01/2027	Aaa	$400,000	$463,632
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Second Senior Revenue Bonds, Series 2011B	5.000%	01/01/2028	Aa3	770,000	912,950
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa	370,000	370,074

					4,251,433

Oregon (2.01%)
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,070,000	1,235,615
Emerald People’s Utility District, Lane County, Oregon	5.250%	11/01/2021	A1	705,000	728,420
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2022	Aa3	1,825,000	2,128,771
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,375,000	1,597,668
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2024	Aaa	1,500,000	1,706,775
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Series F (Tax Exempt)	4.625%	08/01/2024	Aa1	570,000	646,580
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2007 Refunding Series G (Tax Exempt)	4.625%	08/01/2024	Aa1	330,000	374,336
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A	5.750%	08/01/2024	Aa1	575,000	702,121
Oregon Trail School District No. 46, Clackamas County, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	A+	1,000,000	1,151,210
State of Oregon, State Board of Higher Education, General Obligation Bonds, 2009 Series A	5.750%	08/01/2029	Aa1	940,000	1,142,777

					11,414,273

Pennsylvania (2.19%)
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013 (c)	5.000%	11/15/2025	Aa1	860,000	1,026,823
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2026	Aa2	2,575,000	2,920,333
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2011	4.000%	11/15/2026	Aaa	1,465,000	1,662,394
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013 (c)	5.000%	11/15/2027	Aa1	950,000	1,124,524
County of Berks, Pennsylvania, General Obligation Bonds, Series of 2013 (c)	5.000%	11/15/2028	Aa1	995,000	1,173,115
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2029	AA	1,180,000	1,390,311
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2031	AA	1,055,000	1,233,179
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2032	AA	1,660,000	1,931,377

					12,462,056

Rhode Island (0.89%)
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2004 A (Pooled Loan Issue) (Prerefunded to 10-01-2014 @ 100) (b)	4.750%	10/01/2022	Aaa	1,000,000	1,077,600
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2024	Aa2	1,000,000	1,142,690
Town of Westerly, Rhode Island, General Obligation Refunding Bonds, 2012 Series B	4.000%	08/15/2024	Aa2	2,050,000	2,276,115
Rhode Island Clean Water Finance Agency, Water Pollution Control Revolving Fund Revenue Bonds, Series 2007 A (Pooled Loan Issue)	4.750%	10/01/2025	Aaa	500,000	570,405

					5,066,810

See accompanying notes to financial statements.	151

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
South Carolina (3.22%)
Renewable Water Resources, South Carolina, Sewer System Refunding Revenue Bonds, Series 2012	5.000%	01/01/2024	Aa3	$2,500,000	$3,047,725
School District of Beaufort County, South Carolina, General Obligation Refunding Bonds, Series 2012B	4.000%	03/01/2024	AA	1,800,000	2,093,328
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,020,000	1,175,081
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B	4.450%	03/01/2025	Aa2	1,500,000	1,661,715
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2026	AA-	2,620,000	2,960,102
South Carolina Public Service Authority, Revenue Obligations, Series 2008, Tax-Exempt Series A	5.375%	01/01/2028	Aa3	3,500,000	4,170,425
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2028	AA-	2,850,000	3,183,621

					18,291,997

South Dakota (0.22%)
Harrisburg School District No. 41-2, Lincoln County, South Dakota, General Obligation Refunding Bonds, Series 2012	2.375%	01/15/2021	AA-	1,210,000	1,218,833
Tennessee (3.83%)
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2018	AA-	650,000	789,984
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2019	AA-	150,000	186,626
City of Murfreesboro, Tennessee, General Obligation Refunding Bonds, Series 2009	5.000%	06/01/2020	AA-	270,000	331,603
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2022	Aa2	175,000	198,217
Wilson County, Tennessee, General Obligation Refunding Bonds, Series 2012	5.000%	04/01/2023	AA	2,000,000	2,505,840
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	AA	1,000,000	1,148,040
City of Knoxville, Tennessee, Electric System Revenue Refunding Bonds, Series AA-2012	3.000%	07/01/2023	Aa2	2,000,000	2,104,280
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	AA	900,000	1,021,302
The Hallsdale-Powell Utility District of Knox County, Tennessee, Waterworks and Sewer Revenue Refunding Bonds, Series 2013 (c)	3.000%	04/01/2025	AA	2,185,000	2,274,607
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Refunding Bonds, Series 2012	4.000%	07/01/2025	AA	1,000,000	1,132,370
State of Tennessee, General Obligation Bonds, 2012 Refunding Series A	4.000%	08/01/2025	AA+	5,000,000	5,787,200
State of Tennessee, General Obligation Bonds, 2007 Series A (Prerefunded to 10-01-2015 @ 100) (b)	4.500%	10/01/2025	AA+	425,000	472,341
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AA+	2,250,000	2,482,402
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2026	AA+	1,175,000	1,327,057

					21,761,869

Texas (2.47%)
City of Plano, Texas, (Collin and Denton Counties), General Obligation Refunding and Improvement Bonds, Series 2011	5.000%	09/01/2020	Aaa	1,000,000	1,242,500
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	775,000	897,326
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2026	AA-	2,000,000	2,356,300
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,500,000	1,734,840
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2012	4.000%	02/15/2028	AA	2,000,000	2,186,780
New Braunfels Independent School District, (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2029	AA	900,000	976,095

152	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Texas (Cont.)
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012	5.000%	02/15/2029	AA+	$2,365,000	$2,825,466
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2012	5.000%	02/15/2031	AA+	1,565,000	1,853,210

					14,072,517

Utah (1.82%)
West Jordan Utah, General Obligation Bonds (Prerefunded to 04-01-2014 @ 100) (b)	5.250%	04/01/2022	NR	680,000	721,772
Board of Education of Canyons School District, Utah, General Obligation Bonds, (Utah School Bond Guaranty Program), Series 2011	4.000%	06/15/2023	AA+	1,000,000	1,149,700
Board of Education of Alpine School District, Utah County, Utah, General Obligation School Building and Refunding Bonds, (Utah School Bond Guaranty Program), Series 2012B	3.000%	03/15/2024	Aa1	2,750,000	2,890,030
Board of Education of Alpine School District, Utah County, Utah, General Obligation School Building and Refunding Bonds, (Utah School Bond Guaranty Program), Series 2012B	3.000%	03/15/2025	Aa1	2,830,000	2,945,549
Board of Education of Canyons School District, Utah, General Obligation Bonds, (Utah School Bond Guaranty Program), Series 2012	3.500%	06/15/2026	AA+	2,500,000	2,650,750

					10,357,801

Virginia (2.26%)
Fairfax County Water Authority, Water Refunding Revenue Bonds, Series 1997	5.000%	04/01/2021	Aaa	900,000	1,092,816
City of Salem, Virginia General Obligation Public Improvement Refunding Bonds Series 2007A	4.500%	01/01/2023	Aa3	520,000	569,218
General Obligation Public Improvement and Refunding Bonds, Series 2007 of the City of Hampton, Virginia	4.375%	01/15/2023	Aa1	1,550,000	1,741,130
Virginia Public School Authority, Special Obligation School Financing Bonds, Prince William County Series 2012	4.500%	07/15/2024	Aaa	3,285,000	3,900,609
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2006 A	4.500%	08/01/2024	Aa1	1,000,000	1,105,140
County of Culpeper, Virginia, General Obligation School and Refunding Bonds, Series 2012	3.000%	01/15/2025	Aa2	940,000	970,541
County of Culpeper, Virginia, General Obligation School and Refunding Bonds, Series 2012	3.000%	01/15/2026	Aa2	940,000	955,463
Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2026	Aaa	1,395,000	1,568,789
Virginia Public School Authority, School Financing Bonds, (1997 Resolution) Series 2004 A (Prerefunded to 08-01-2014 @ 100) (b)	4.750%	08/01/2027	Aa1	900,000	962,433

					12,866,139

Washington (3.51%)
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006	5.000%	12/01/2020	Aa2	1,420,000	1,600,170
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2012B	3.000%	12/01/2023	AA+	5,000,000	5,419,250
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA	2,000,000	2,369,480
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2026	AA+	2,500,000	2,879,800
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2028	AA-	680,000	763,388
The City of Seattle, Washington, Drainage and Wastewater Revenue Bonds, 2004 (Prerefunded to 09-01-2014 @ 100) (b)	4.750%	09/01/2028	Aa1	1,140,000	1,223,254
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.250%	12/01/2028	A1	2,445,000	2,685,441
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.125%	01/01/2029	AA-	445,000	500,945
Public Utility District No. 1 of Douglas County, Washington, Wells Hydroelectric Revenue and Refunding Bonds, Series 2005B (Non-AMT)	5.000%	09/01/2030	Aa3	900,000	962,046

See accompanying notes to financial statements.	153

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2030	Aa3	$1,325,000	$1,580,725

					19,984,499

West Virginia (2.90%)
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	5.000%	10/01/2022	A+	2,200,000	2,728,836
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.250%	05/01/2027	AA	2,260,000	2,492,102
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2027	A+	2,240,000	2,646,986
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.375%	05/01/2028	AA	2,350,000	2,603,001
West Virginia University Board of Governors, University Improvement Revenue Bonds, (West Virginia University Projects), 2011 Series B	4.750%	10/01/2028	A+	2,595,000	3,053,069
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	5.000%	05/01/2030	AA	2,555,000	2,988,277

					16,512,271

Wisconsin (1.07%)
City of Fond Du Lac, Fon Du Lac County, Wisconsin, General Obligation Refunding Bonds, Series 2010	4.250%	03/01/2023	AA-	500,000	562,595
Fox Valley Technical College District, Wisconsin, General Obligation School Facilities Bonds, Series 2012C	3.000%	12/01/2023	Aaa	4,200,000	4,560,024
School District of Elbrook, Waukesha County, Wisconsin, General Obligation School Building and Improvement Bonds	5.000%	04/01/2028	Aaa	850,000	986,833

					6,109,452

Total Long-term Municipal Bonds (cost $503,927,791)					532,468,735

				Shares	Value
Short-term Investments (6.70%)				38,100,536	$38,100,536

JPMorgan Tax Free Money Market Fund
Total Short-term Investments (cost $38,100,536)					38,100,536

TOTAL INVESTMENTS (100.32%) (cost $542,028,327)					570,569,271
LIABILITIES, NET OF OTHER ASSETS (-0.32%)					(1,801,284)

NET ASSETS (100.00%)					$568,767,987

(a)	Ratings are not audited and represent the lower of Moody’s, S&P or Fitch issuer specific ratings.
(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government or U.S. Government Agency securities to support the timely payment of principal and interest.
(c)	Security purchased on a “when-issued” basis.

NR – Not Rated

154	See accompanying notes to financial statements.

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2012

	Principal amount	Value
Short-term Investments (99.34%)
Agriculture, Foods, & Beverage (11.32%)
Coca-Cola Co. (a) 0.150%, 01/14/2013	$1,359,000	$1,358,926
0.130%, 02/11/2013	3,468,000	3,467,487
0.140%, 03/01/2013	2,825,000	2,824,352
Nestle Capital Corp. (a) 0.100%, 01/14/2013	3,000,000	2,999,892
Nestle Finance International Ltd. 0.160%, 01/16/2013	9,000,000	8,999,400
Pepsico Inc. (a) 0.050%, 01/15/2013	13,000,000	12,999,747

		32,649,804

Automotive (15.70%)
American Honda Finance Corp. 0.160%, 01/22/2013	5,575,000	5,574,480
0.170%, 02/13/2013	8,571,000	8,569,260
0.150%, 03/25/2013	1,141,000	1,140,605
PACCAR Financial Corp. 0.160%, 01/17/2013	3,350,000	3,349,762
0.160%, 01/18/2013	5,000,000	4,999,622
0.170%, 02/07/2013	1,755,000	1,754,693
0.170%, 02/08/2013	3,450,000	3,449,381
0.170%, 02/19/2013	675,000	674,844
Toyota Motor Credit Corp. 0.170%, 01/08/2013	14,120,000	14,119,533
0.130%, 01/29/2013	1,660,000	1,659,832

		45,292,012

Consumer & Marketing (4.77%)
Procter & Gamble Co., The (a) 0.150%, 02/06/2013	13,752,000	13,749,937

Financial Services (6.28%)
General Electric Capital Corp. 0.160%, 01/23/2013	10,002,000	10,001,022
0.050%, 01/28/2013	3,869,000	3,868,855
0.090%, 02/28/2013	1,552,000	1,551,775
Wells Fargo & Co. 0.140%, 03/13/2013	2,690,000	2,689,257

		18,110,909

Government Agency Securities (b) (30.25%)
Federal Home Loan Mortgage Corp.

	Principal amount	Value
Short-term Investments (Cont.)
Government Agency Securities (Cont.)
0.120%, 01/23/2013	$3,000,000	$2,999,780
0.070%, 02/04/2013	13,670,000	13,669,096
0.125%, 02/13/2013	8,000,000	7,998,806
0.125%, 02/15/2013	9,850,000	9,848,461
0.135%, 02/19/2013	1,265,000	1,264,768
0.120%, 02/20/2013	4,300,000	4,299,283
0.055%, 03/01/2013	10,910,000	10,909,017
0.080%, 03/06/2013	1,000,000	999,856
0.050%, 03/27/2013	7,100,000	7,099,162
0.050%, 04/01/2013	2,500,000	2,499,688
Federal National Mortgage Association 0.080%, 01/03/2013	2,000,000	1,999,991
0.130%, 01/30/2013	1,656,000	1,655,827
0.040%, 02/21/2013	5,000,000	4,999,717
0.030%, 02/26/2013	7,000,000	6,999,673
0.060%, 04/01/2013	10,000,000	9,998,500

		87,241,625

Machinery & Manufacturing (5.03%)
Caterpillar Finance Service Corp. 0.190%, 02/15/2013	3,750,000	3,749,109
0.200%, 03/04/2013	2,500,000	2,499,139
0.200%, 03/07/2013	7,000,000	6,997,472
0.190%, 03/25/2013	1,280,000	1,279,439

		14,525,159

Media & Broadcasting (4.95%)
Walt Disney Co., The (a) 0.150%, 02/15/2013	2,276,000	2,275,573
0.150%, 03/28/2013	12,000,000	11,995,700

		14,271,273

Oil & Gas (2.77%)
Chevron Corp. (a) 0.100%, 01/11/2013	8,000,000	7,999,778

	Shares	Value
Registered Investment Companies (2.49%)
JPMorgan U.S. Government Money Market Fund	7,175,754	$7,175,754

See accompanying notes to financial statements.	155

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2012

	Principal amount	Value
Short-term Investments (Cont.)
Retailers (5.03%)
Wal-Mart Stores Inc. (a) 0.100%, 01/24/2013	$14,500,000	$14,499,074

U.S. Government Obligations (10.75%)
U.S. Treasury Bill 0.065%, 03/21/2013	10,000,000	9,998,574
0.061%, 04/11/2013	11,000,000	10,998,136
0.065%, 04/18/2013	10,000,000	9,998,068

		30,994,778

Total Short-term Investments (cost $ 286,510,103)		286,510,103

TOTAL INVESTMENTS (99.34%) (cost $ 286,510,103)		286,510,103
OTHER ASSETS, NET OF LIABILITIES (0.66%)		1,917,605

NET ASSETS (100.00%)		$288,427,708

(a)	Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid.
(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

156	See accompanying notes to financial statements.

(This page intentionally left blank.)

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$263,427,600	170,367,134	97,350,463

Investments in securities at market value	$314,630,833	196,781,382	121,872,885
Cash	—	—	—
Foreign currencies at value (cost $3,843 and $2,193,524, respectively)	—	—	3,838
Receivable for:
Dividends and interest	280,469	67,365	170,366
Shares of the Fund sold	162,863	173,583	92,094
Securities sold	—	1,364,186	8,032
SFIMC	—	—	2,187
Variation margin on futures contracts	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	—
Prepaid expenses	3,091	2,096	1,329

Total assets	315,077,256	198,388,612	122,150,731

Liabilities and Net Assets
Distributions to shareholders	—	—	—
Payable for:
Shares of the Fund redeemed	137,199	168,111	31,330
Securities Purchased	3,714	1,345,553	100,674
Unrealized loss on forward foreign currency contracts	—	—	708
Due to affiliates	275,171	229,281	144,444
Accrued liabilities	56,002	55,877	90,714

Total liabilities	472,086	1,798,822	367,870

Net assets applicable to shares outstanding of common stock	$314,605,170	196,589,790	121,782,861

Analysis of Net Assets
Paid-in-capital	$348,022,063	179,416,546	119,464,016
Accumulated net realized gain (loss)	(84,923,364)	(10,112,198)	(22,256,394)
Net unrealized appreciation (depreciation)	51,203,233	26,414,248	24,522,052
Accumulated undistributed net investment income (loss)	303,238	871,194	53,187

Net assets applicable to shares outstanding	$314,605,170	196,589,790	121,782,861

Fund shares outstanding: Class A Shares	8,015,865	4,805,872	3,049,319
Class B Shares	776,740	1,088,954	949,920
Legacy Class A Shares	11,649,401	7,343,830	4,489,562
Legacy Class B Shares	1,460,350	1,316,883	1,096,863
Institutional Shares	23,382,998	3,030,193	1,726,787
Class R-1 Shares	409,357	317,697	258,852
Class R-2 Shares	1,518,266	881,616	600,901
Class R-3 Shares	344,193	193,623	188,383
Net assets applicable to shares outstanding: Class A Shares	$52,379,428	50,433,833	29,954,478
Class B Shares	5,071,105	10,913,945	9,206,085
Legacy Class A Shares	79,086,504	75,696,881	44,488,086
Legacy Class B Shares	9,882,668	12,842,894	10,734,666
Institutional Shares	153,350,880	32,364,441	17,108,761
Class R-1 Shares	2,674,293	3,212,523	2,528,647
Class R-2 Shares	9,904,014	9,074,032	5,897,417
Class R-3 Shares	2,256,278	2,051,241	1,864,721
Net asset value: Class A Shares	$6.53	10.49	9.82
Class B Shares	6.53	10.02	9.69
Legacy Class A Shares	6.79	10.31	9.91
Legacy Class B Shares	6.77	9.75	9.79
Institutional Shares	6.56	10.68	9.91
Class R-1 Shares	6.53	10.11	9.77
Class R-2 Shares	6.52	10.29	9.81
Class R-3 Shares	6.56	10.59	9.90

(a)	Relates to investments in affiliated investment companies.

158	See accompanying notes to financial statements.

S&P 500 Index Fund	Small Cap Index Fund	International Index Fund	Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund

456,037,149	270,947,659	174,489,246	205,691,550	(a)	691,010,509	542,028,327	286,510,103

633,116,053	307,094,325	203,983,942	199,963,183	(a)	740,849,629	570,569,271	286,510,103
553	—	—	2,935,596		—	—	—
—	—	2,185,969	—		—	—	—
682,221	380,749	439,984	172,672		5,202,883	5,861,934	13
2,329,068	361,853	188,618	185,991		3,066,069	5,473,236	3,317,773
92,332	738,539	4,227	—		—	—	—
—	4,936	9,805	48,385		—	—	99,998
292,860	159,005	48,288	—		—	—	—
—	—	13,144	—		—	—	—
16,571	3,456	2,100	595		7,263	6,124	2,686

636,529,658	308,742,863	206,876,077	203,306,422		749,125,844	581,910,565	289,930,573

—	8,768	583	—		245,886	230,891	344
434,660	428,437	76,078	37,724		183,720	201,285	1,321,301
—	—	—	—		—	12,349,724	—
—	—	14,439	—		—	—	—
409,353	234,225	186,797	53,980		369,664	303,540	126,811
88,645	101,301	131,162	48,980		87,424	57,138	54,409

932,658	772,731	409,059	140,684		886,694	13,142,578	1,502,865

635,597,000	307,970,132	206,467,018	203,165,738		748,239,150	568,767,987	288,427,708

482,585,702	268,861,790	207,926,438	208,983,814		699,231,485	540,271,428	288,427,708
(24,933,318)	2,181,333	(29,770,322)	(166,725)		(831,455)	(44,385)	—
177,065,535	36,283,822	29,550,581	(5,728,367)		49,839,120	28,540,944	—
879,081	643,187	(1,239,679)	77,016		—	—	—

635,597,000	307,970,132	206,467,018	203,165,738		748,239,150	568,767,987	288,427,708

14,425,557	4,069,436	4,533,459	6,022,597		31,283,093	37,940,774	119,825,270
1,715,147	860,878	975,418	1,201,848		1,055,242	585,459	3,146,515
29,279,832	12,013,113	7,915,451	10,091,708		13,000,649	7,674,992	75,428,366
3,716,076	2,379,134	1,690,576	2,736,375		1,931,602	1,397,684	5,241,213
7,648,462	4,255,171	3,309,454	2,263,669		14,936,259		59,507,895
601,321	252,519	325,789	306,319		372,280		5,640,339
1,467,102	535,006	643,014	528,672		729,387		17,423,773
230,720	145,566	177,222	155,764		185,464		2,214,343
154,583,268	51,478,867	47,846,148	52,240,167		368,631,283	453,508,983	119,825,268
18,450,184	10,729,477	10,305,519	10,438,465		12,425,928	6,994,604	3,146,515
315,143,490	150,577,731	83,376,243	88,329,005		153,306,987	91,583,727	75,428,366
40,222,112	29,297,264	17,889,373	24,006,143		22,786,620	16,680,673	5,241,210
82,546,391	54,083,893	34,964,393	19,651,528		175,928,189		59,507,894
6,466,016	3,188,096	3,439,235	2,624,295		4,386,751		5,640,339
15,698,765	6,764,075	6,771,915	4,537,506		8,587,228		17,423,773
2,486,774	1,850,729	1,874,192	1,338,629		2,186,164		2,214,343
10.72	12.65	10.55	8.67		11.78	11.95	1.00
10.76	12.46	10.57	8.69		11.78	11.95	1.00
10.76	12.53	10.53	8.75		11.79	11.93	1.00
10.82	12.31	10.58	8.77		11.80	11.93	1.00
10.79	12.71	10.57	8.68		11.78		1.00
10.75	12.63	10.56	8.57		11.78		1.00
10.70	12.64	10.53	8.58		11.77		1.00
10.78	12.71	10.58	8.59		11.79		1.00

See accompanying notes to financial statements.	159

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund

Assets
Investments in securities in Master Portfolios	$900,623,968	1,408,265,767	1,248,425,193	905,320,135	112,813,816
Receivable for:
Shares of the Fund sold	3,536,908	4,980,265	3,487,874	2,692,857	819,578
SFIMC	52,754	82,465	72,856	52,801	29,005
Excise tax expense reimbursement	—	—	—	—	16,526
Prepaid expenses	8,566	13,910	13,343	9,398	1,139

Total assets	904,222,196	1,413,342,407	1,251,999,266	908,075,191	113,680,064

Liabilities and Net Assets
Distributions to shareholders	206,723	92,790	26,820	27,471	87,412
Payable for:
Shares of the Fund redeemed	443,664	417,803	542,354	806,963	60,771
Investments in Master Portfolios	3,093,244	4,562,462	2,945,520	1,885,895	758,807
Excise tax expense	—	—	—	—	16,526
Due to affiliates	655,873	1,036,122	918,565	662,088	83,472
Accrued liabilities	61,875	65,633	56,324	55,764	27,449

Total liabilities	4,461,379	6,174,810	4,489,583	3,438,181	1,034,437

Net assets applicable to shares outstanding of common stock	$899,760,817	1,407,167,597	1,247,509,683	904,637,010	112,645,627

Analysis of Net Assets
Paid-in-capital	835,828,350	1,291,659,215	1,155,181,814	850,860,958	104,254,712
Accumulated net realized gain (loss)	10,492,286	23,285,339	276,407	(13,441,625)	(1,408,328)
Net unrealized appreciation (depreciation)	54,040,954	90,556,762	90,321,470	65,808,573	9,823,491
Accumulated undistributed net investment income (loss)	(600,773)	1,666,281	1,729,992	1,409,104	(24,248)

Net assets applicable to shares outstanding	$899,760,817	1,407,167,597	1,247,509,683	904,637,010	112,645,627

Fund shares outstanding:
Class A Shares	39,608,667	52,303,697	46,244,510	28,146,446	10,828,423
Class B Shares	931,716	2,057,889	2,431,360	2,364,971
Legacy Class A Shares	22,252,081	28,800,237	20,839,192	14,481,748
Legacy Class B Shares	1,858,015	3,378,012	2,918,326	2,331,839
Institutional Shares	6,305,525	10,437,945	10,738,320	11,726,622
Class R-1 Shares	477,900	1,187,647	1,397,982	1,064,890	357,585
Class R-2 Shares	1,534,057	2,945,636	2,846,627	2,119,599	504,168
Class R-3 Shares	126,224	197,491	243,998	201,121
Net assets applicable to shares outstanding:
Class A Shares	$483,173,698	727,355,152	657,758,228	407,121,994	104,320,293
Class B Shares	11,432,276	28,447,421	34,433,922	34,048,073
Legacy Class A Shares	276,924,269	399,048,089	296,643,593	209,970,367
Legacy Class B Shares	23,206,261	46,882,272	41,475,907	33,810,447
Institutional Shares	78,468,217	145,431,880	153,497,937	170,739,597
Class R-1 Shares	5,848,498	16,440,637	19,794,121	15,340,061	3,455,427
Class R-2 Shares	19,138,446	40,817,480	40,419,096	30,650,683	4,869,907
Class R-3 Shares	1,569,152	2,744,666	3,486,879	2,955,788
Net asset value:
Class A Shares	$12.20	13.91	14.22	14.46	9.63
Class B Shares	12.27	13.82	14.16	14.40
Legacy Class A Shares	12.44	13.86	14.23	14.50
Legacy Class B Shares	12.49	13.88	14.21	14.50
Institutional Shares	12.44	13.93	14.29	14.56
Class R-1 Shares	12.24	13.84	14.16	14.41	9.66
Class R-2 Shares	12.48	13.86	14.20	14.46	9.66
Class R-3 Shares	12.43	13.90	14.29	14.70
Maximum offering price:
Class A Shares	$12.84	14.64	14.97	15.22	10.14
Legacy Class A Shares	12.82	14.29	14.67	14.95

160	See accompanying notes to financial statements.

(This page intentionally left blank.)

161

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2012

	Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	S&P 500 Index Fund	Small Cap Index Fund
Investment Income: (a)
Dividends	$6,581,937	3,551,082	3,040,564	13,870,372	5,881,455
Interest	290	199	820	15,357	883
Securities lending - net	—	—	—	49,379	—
Tax-exempt interest	—	—	—	—	—

	6,582,227	3,551,281	3,041,384	13,935,108	5,882,338
Less: foreign withholding taxes	(15,645)	(1,063)	(252,461)	(7,688)	(6,680)
Portfolio expenses of Master Portfolios (c)	—	—	—	(107,202)	—

Total investment income	6,566,582	3,550,218	2,788,923	13,820,218	5,875,658
Expenses:
Investment advisory and management fees	1,779,603	1,474,265	892,875	1,016,806	1,040,899
Shareholder services fees	750,867	469,861	285,748	1,534,083	751,281
Distribution fees Class A	113,410	114,087	64,916	338,434	118,647
Distribution fees Class B	45,192	97,837	80,692	167,238	98,848
Distribution fees Legacy Class A	190,771	180,663	103,936	763,137	363,196
Distribution fees Legacy Class B	70,477	85,421	67,732	301,393	201,972
Distribution fees Class R-1	11,868	15,838	12,264	31,999	15,266
Distribution fees Class R-2	26,864	24,173	16,221	45,220	19,081
Regulatory fees	83,267	81,692	81,471	85,875	81,780
Reports to shareholders	71,982	72,564	36,485	165,054	121,841
Professional fees	39,449	35,862	24,950	102,222	41,562
Trustees’ fees and expenses	13,503	8,557	5,577	28,217	13,966
Custodian fees	9,288	13,363	114,350	18,012	45,550
Errors and omissions insurance	2,423	2,532	1,556	8,338	4,192
ICI dues	3,060	1,899	2,776	6,619	3,064
Securities valuation fees	3,132	4,393	11,982	6,678	32,709
Fidelity bond expense	221	229	180	1,080	361
Excise tax	—		—	—	—
License index fees	—	—	—	71,528	49,999
Federal tax	—	—	—	—	878

Total expenses	3,215,377	2,683,236	1,803,711	4,691,933	3,005,092
Less: expense reimbursement from affiliates (d)	(52)	(36,809)	(56,107)	—	(98,501)

Net expenses	3,215,325	2,646,427	1,747,604	4,691,933	2,906,591

Net investment income (loss)	3,351,257	903,791	1,041,319	9,128,285	2,969,067
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	19,523,066	18,096,817	(289,887)	4,113,011	9,841,245
Net realized gain (loss) on forward foreign currency contracts	—	—	(30,894)	—	—
Net realized gain (loss) on foreign currency transactions	—	—	190,559	—	61
Net realized gain (loss) on futures contracts	—	—	—	1,696,120	322,153
Change in net unrealized gain (loss) on open futures contracts	—	—	—	26,086	130,737
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	20,333,770	8,710,618	18,017,309	73,403,609	28,306,483

Net realized and unrealized gain (loss) on investments	39,856,836	26,807,435	17,887,087	79,238,826	38,600,679

Net change in net assets resulting from operations	$43,208,093	27,711,226	18,928,406	88,367,111	41,569,746

(a)	Components of investment income for the LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds reflect each Fund’s proportionate income from its Master Portfolio for the entire year. Components of investment income for the S&P 500 Index Fund reflect the proportionate income from its Master Portfolio through May 11, 2012.
(b)	Relates to investments in affiliated investment companies.
(c)	Portfolio expenses of Master Portfolios for the LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds include the effect of expense reductions at the Master Porfolio level for the entire year. Portfolio expenses for the S&P 500 Index Fund include the effect of expense reductions at the Master Portfolio level through May 11, 2012. See Note 7 under Expense Reduction Agreements.
(d)	For the Money Market Fund, this amount includes $1,261,276 of additional voluntary fee waivers from SFIMC and VP Management Corp. See Note 7 under Expense Reduction Agreements.

162	See accompanying notes to financial statements.

International Index Fund	Equity and Bond Fund		Bond Fund	Tax Advantaged Bond Fund	Money Market Fund	LifePath Retirement Fund	LifePath 2020 Fund	LifePath 2030 Fund	LifePath 2040 Fund	LifePath 2050 Fund

7,094,734	3,658,029	(b)	—	—	—	9,192,213	19,954,681	21,948,449	18,611,929	2,309,822
2,319	—		21,162,791	8,975	285,909	11,267,496	12,983,237	7,504,079	3,226,890	134,428
—	—		—	—	—	161,767	252,000	220,027	152,712	19,070
—	—		—	14,255,257	—	—	—	—	—	—

7,097,053	3,658,029		21,162,791	14,264,232	285,909	20,621,476	33,189,918	29,672,555	21,991,531	2,463,320
(493,163)	—		—	—	—	—	—	—	—	—
—	—		—	—	—	(2,275,716)	(3,222,595)	(2,565,097)	(1,705,951)	(186,765)

6,603,890	3,658,029		21,162,791	14,264,232	285,909	18,345,760	29,967,323	27,107,458	20,285,580	2,276,555

957,049	—		652,125	445,944	261,981	2,879,727	4,517,896	3,954,960	2,875,185	313,683
486,388	5,839		1,640,301	1,114,861	672,301	2,074,754	3,264,842	2,864,034	2,084,560	228,857
106,746	115,985		709,089	818,598	153,961	1,040,460	1,580,951	1,430,488	885,589	206,926
90,679	95,481		76,263	39,964	17,325	89,268	252,354	300,651	295,732	—
194,362	215,663		370,522	216,901	111,531	673,884	957,807	702,850	496,917	—
116,919	162,094		223,334	166,377	34,980	189,223	358,507	304,792	238,518	—
16,408	12,353		20,252	—	23,530	27,680	73,473	91,136	69,290	14,444
18,863	13,645		24,308	—	32,874	54,377	108,427	102,260	82,728	11,894
81,675	84,224		97,106	97,330	106,122	96,202	107,040	115,000	98,691	43,689
89,988	62,107		105,711	23,122	67,223	75,227	167,398	195,057	200,149	43,450
64,028	37,534		59,099	55,050	42,766	32,250	64,495	45,717	54,154	25,751
8,905	8,790		27,852	18,873	11,539	38,964	55,306	45,974	38,620	3,800
144,655	—		9,999	4,320	3,326	1,774	606	909	1,465	1,974
2,721	2,519		6,327	4,351	3,383	10,331	16,049	14,065	10,432	972
2,264	—		7,314	2,456	3,469	9,771	17,473	12,499	9,257	823
20,593	—		65,133	65,552	—	—	—	—	—	—
333	275		594	399	306	1,164	1,899	1,687	1,245	115
—	122		—	271	—	—	—	—	—	16,526
85,130	—		—	—	—	—	—	—	—	—
—	—		—	—	—	—	—			—

2,487,706	816,631		4,095,329	3,074,369	1,546,617	7,295,056	11,544,523	10,182,079	7,442,532	912,904
(117,472)	(195,571)		—	(271)	(1,261,333)	(154,419)	(241,365)	(212,634)	(154,226)	(66,432)

2,370,234	621,060		4,095,329	3,074,098	285,284	7,140,637	11,303,158	9,969,445	7,288,306	846,472

4,233,656	3,036,969		17,067,462	11,190,134	625	11,205,123	18,664,165	17,138,013	12,997,274	1,430,083

(4,039,553)	(137,613	)(b)	350,090	(44,385)	—	22,706,171	39,231,082	34,642,726	26,010,763	2,248,485
3,689	—		—	—	—	—	—	—	—	—
(3,698)	—		—	—	—	—	—	—	—	—
672,791	—		—	—	—	—	—	—	—	—
22,541	—		—	—	—	—	—	—	—	—
30,268,852	16,886,456	(b)	6,294,421	9,457,662	—	30,356,746	68,471,248	78,869,662	68,038,295	8,541,052

26,924,622	16,748,843		6,644,511	9,413,277	—	53,062,917	107,702,330	113,512,388	94,049,058	10,789,537

31,158,278	19,785,812		23,711,973	20,603,411	625	64,268,040	126,366,495	130,650,401	107,046,332	12,219,620

See accompanying notes to financial statements.	163

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund
Years ended December 31,	2012	2011
From operations:
Net investment income (loss)	$3,351,257	2,128,329
Net realized gain (loss)	19,523,066	12,395,659
Change in net unrealized appreciation or depreciation	20,333,770	(16,376,073)

Net change in net assets resulting from operations	43,208,093	(1,852,085)
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(531,217)	(286,043)
Class B Shares	(17,301)	(1,422)
Legacy Class A Shares	(726,622)	(470,458)
Legacy Class B Shares	(42,107)	(6,850)
Institutional Shares	(1,874,730)	(1,273,606)
Class R-1 Shares	(19,746)	(8,994)
Class R-2 Shares	(89,304)	(46,375)
Class R-3 Shares	(25,582)	(16,143)

	(3,326,609)	(2,109,891)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(3,326,609)	(2,109,891)
From Fund share transactions:
Proceeds from shares sold	35,438,008	31,966,912
Reinvestment of distributions	1,755,878	1,031,990

	37,193,886	32,998,902
Less payments for shares redeemed	(27,483,656)	(32,038,275)

Net increase (decrease) in net assets from Fund share transactions	9,710,230	960,627

Total increase (decrease) in net assets	49,591,714	(3,001,349)

Net assets:
Beginning of period	265,013,456	268,014,805

End of period*	$314,605,170	265,013,456

*Including accumulated undistributed net investment income (loss)	303,238	278,590

164	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		S&P 500 Index Fund		Small Cap Index Fund
2012	2011	2012	2011	2012	2011	2012	2011

903,791	(491,910)	1,041,319	807,880	9,128,285	7,220,564	2,969,067	659,247
18,096,817	15,109,531	(130,222)	1,072,373	5,809,131	536,030	10,163,459	13,360,061
8,710,618	(19,343,330)	18,017,309	(18,564,988)	73,429,695	(516,929)	28,437,220	(29,138,090)

27,711,226	(4,725,709)	18,928,406	(16,684,735)	88,367,111	7,239,665	41,569,746	(15,118,782)
—	—	—	(370,308)	(2,205,858)	(1,580,127)	(417,117)	(92,740)

—	—	—	(63,926)	(138,490)	(106,227)	(15,770)	1
—	—	—	(600,424)	(4,382,466)	(3,720,411)	(1,203,489)	(274,043)
—	—	—	(108,894)	(336,304)	(397,661)	(106,215)	3
—	—	—	(250,048)	(1,348,103)	(1,084,456)	(552,616)	(215,590)
—	—	—	(28,752)	(69,027)	(65,445)	(15,436)	—
—	—	—	(65,933)	(204,232)	(173,879)	(46,836)	(2,976)
—	—	—	(27,770)	(39,350)	(30,955)	(18,213)	(5,729)

—	—	—	(1,516,055)	(8,723,830)	(7,159,161)	(2,375,692)	(591,074)
—	—	—	—	—	—	(1,242,544)	(418,076)
—	—	—	—	—	—	(268,191)	(98,208)
—	—	—	—	—	—	(3,666,283)	(1,362,781)
—	—	—	—	—	—	(735,457)	(335,557)
—	—	—	—	—	—	(1,294,050)	(472,061)
—	—	—	—	—	—	(77,020)	(27,320)
—	—	—	—	—	—	(163,944)	(56,496)
—	—	—	—	—	—	(44,881)	(15,274)

—	—	—	—	—	—	(7,492,370)	(2,785,773)

—	—	—	(1,516,055)	(8,723,830)	(7,159,161)	(9,868,062)	(3,376,847)

25,898,246	31,171,201	13,140,695	13,696,923	95,338,764	94,372,296	32,961,596	37,446,970
—	—	—	929,570	8,445,038	6,919,209	7,822,975	2,698,764

25,898,246	31,171,201	13,140,695	14,626,493	103,783,802	101,291,505	40,784,571	40,145,734
(22,303,511)	(29,881,992)	(12,360,513)	(13,250,758)	(97,327,449)	(105,911,425)	(40,509,071)	(44,097,754)

3,594,735	1,289,209	780,182	1,375,735	6,456,353	(4,619,920)	275,500	(3,952,020)

31,305,961	(3,436,500)	19,708,588	(16,825,055)	86,099,634	(4,539,416)	31,977,184	(22,447,649)

165,283,829	168,720,329	102,074,273	118,899,328	549,497,366	554,036,782	275,992,948	298,440,597

196,589,790	165,283,829	121,782,861	102,074,273	635,597,000	549,497,366	307,970,132	275,992,948

871,194	23,309	53,187	(238,674)	879,081	901,119	643,187	291,532

See accompanying notes to financial statements.	165

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Index Fund
Years ended December 31,	2012	2011
From operations:
Net investment income (loss)	$4,233,656	4,449,295
Net realized gain (loss)	(3,366,771)	(5,702,707)
Change in net unrealized appreciation or depreciation	30,291,393	(26,280,655)

Net change in net assets resulting from operations	31,158,278	(27,534,067)
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(1,065,948)	(1,017,030)
Class B Shares	(165,228)	(165,872)
Legacy Class A Shares	(1,856,997)	(1,923,959)
Legacy Class B Shares	(322,465)	(386,951)
Institutional Shares	(852,070)	(858,898)
Class R-1 Shares	(65,312)	(69,284)
Class R-2 Shares	(142,628)	(142,682)
Class R-3 Shares	(45,208)	(43,059)

	(4,515,856)	(4,607,735)
Net realized gain:
Class A Shares	—	—
Class B Shares	—	—
Legacy Class A Shares	—	—
Legacy Class B Shares	—	—
Institutional Shares	—	—
Class R-1 Shares	—	—
Class R-2 Shares	—	—
Class R-3 Shares	—	—

	—	—

Total distributions to shareholders	(4,515,856)	(4,607,735)
From Fund share transactions:
Proceeds from shares sold	22,172,708	23,505,290
Reinvestment of distributions	3,386,586	3,459,917

	25,559,294	26,965,207
Less payments for shares redeemed	(26,427,660)	(29,165,136)

Net increase (decrease) in net assets from Fund share transactions	(868,366)	(2,199,929)

Total increase (decrease) in net assets	25,774,056	(34,341,731)

Net assets:
Beginning of period	180,692,962	215,034,693

End of period*	$206,467,018	180,692,962

*Including accumulated undistributed net investment income (loss)	$(1,239,679)	(246,964)

(a)	Relates to investments in affiliated investment companies.

166	See accompanying notes to financial statements.

Equity and Bond Fund			Bond Fund		Tax Advantaged Bond Fund		Money Market Fund
2012		2011	2012	2011	2012	2011	2012	2011

3,036,969	(a)	2,730,032 (a)	17,067,462	15,325,623	11,190,134	8,478,033	625	587
(137,613	)(a)	241,694 (a)	350,090	29,832	(44,385)	7,190	—	—
16,886,456	(a)	1,678,785 (a)	6,294,421	24,038,786	9,457,662	18,755,345	—	—

19,785,812		4,650,511	23,711,973	39,394,241	20,603,411	27,240,568	625	587

(811,579)		(665,690)	(7,300,205)	(5,300,576)	(8,272,692)	(5,352,811)	—	—
(95,915)		(86,289)	(257,550)	(265,879)	(132,642)	(135,214)	—	—
(1,395,843)		(1,286,102)	(3,852,895)	(4,051,150)	(2,227,643)	(2,271,997)	—	—
(283,552)		(301,686)	(760,151)	(1,084,123)	(557,157)	(718,011)	—	—
(351,351)		(292,620)	(4,545,235)	(4,294,514)	—	—	(595)	(552)
(34,483)		(30,069)	(92,335)	(97,376)	—	—	—	—
(68,766)		(56,200)	(200,299)	(174,515)	—	—	—	—
(24,012)		(22,289)	(58,792)	(57,490)	—	—	(30)	(35)

(3,065,501)		(2,740,945)	(17,067,462)	(15,325,623)	(11,190,134)	(8,478,033)	(625)	(587)
—		(20,882)	—	—	(5,714)	(22,163)	—	—
—		(4,790)	—	—	(89)	(639)	—	—
—		(40,903)	—	—	(1,172)	(9,657)	—	—
—		(12,996)	—	—	(215)	(3,306)	—	—
—		(8,035)	—	—	—	—	—	—
—		(1,198)	—	—	—	—	—	—
—		(1,861)	—	—	—	—	—	—
—		(627)	—	—	—	—	—	—

—		(91,292)	—	—	(7,190)	(35,765)	—	—

(3,065,501)		(2,832,237)	(17,067,462)	(15,325,623)	(11,197,324)	(8,513,798)	(625)	(587)

29,856,796		27,551,158	267,507,962	127,727,713	284,470,164	92,545,222	299,066,098	328,789,003
2,437,412		2,232,327	13,793,592	11,776,564	8,352,643	5,553,194	480	256

32,294,208		29,783,485	281,301,554	139,504,277	292,822,807	98,098,416	299,066,578	328,789,259
(24,919,655)		(27,498,674)	(92,635,637)	(93,944,147)	(53,454,435)	(51,862,968)	(284,644,309)	(299,775,951)

7,374,553		2,284,811	188,665,917	45,560,130	239,368,372	46,235,448	14,422,269	29,013,308

24,094,864		4,103,085	195,310,428	69,628,748	248,774,459	64,962,218	14,422,269	29,013,308

179,070,874		174,967,789	552,928,722	483,299,974	319,993,528	255,031,310	274,005,439	244,992,131

203,165,738		179,070,874	748,239,150	552,928,722	568,767,987	319,993,528	288,427,708	274,005,439

77,016		109,044	—	—	—	—	—	—

See accompanying notes to financial statements.	167

STATE FARM MUTUAL FUND TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Fund
Years ended December 31,	2012	2011
From operations:
Net investment income	$11,205,123	13,245,646
Net realized gain (loss)	22,706,171	41,450,521
Change in net unrealized appreciation or depreciation	30,356,746	(30,792,040)

Net change in net assets resulting from operations	64,268,040	23,904,127
Distributions to shareholders from and in excess of:
Net investment income:
Class A Shares	(6,588,440)	(6,100,317)
Class B Shares	(106,054)	(118,056)
Legacy Class A Shares	(3,960,625)	(4,725,990)
Legacy Class B Shares	(265,397)	(564,170)
Institutional Shares	(1,249,452)	(1,306,164)
Class R-1 Shares	(64,155)	(79,891)
Class R-2 Shares	(242,902)	(290,588)
Class R-3 Shares	(27,449)	(29,640)

	(12,504,474)	(13,214,816)
Net realized gain:
Class A Shares	(10,422,709)	—
Class B Shares	(246,126)	—
Legacy Class A Shares	(5,881,461)	—
Legacy Class B Shares	(491,407)	—
Institutional Shares	(1,663,452)	—
Class R-1 Shares	(125,667)	—
Class R-2 Shares	(405,434)	—
Class R-3 Shares	(33,337)	—

	(19,269,593)	—

Total distributions to shareholders	(31,774,067)	(13,214,816)
From Fund share transactions:
Proceeds from shares sold	219,571,913	182,318,458
Reinvestment of distributions	31,484,239	13,085,743

	251,056,152	195,404,201
Less payments for shares redeemed	(127,802,705)	(126,221,368)

Net increase (decrease) in net assets from Fund share transactions	123,253,447	69,182,833

Total increase (decrease) in net assets	155,747,420	79,872,144

Net assets:
Beginning of period	744,013,397	664,141,253

End of period*	$899,760,817	744,013,397

*Including accumulated undistributed net investment income (loss)	$(600,773)	451,199

168	See accompanying notes to financial statements.

LifePath 2020 Fund		LifePath 2030 Fund		LifePath 2040 Fund		LifePath 2050 Fund
2012	2011	2012	2011	2012	2011	2012	2011

18,664,165	18,613,577	17,138,013	14,342,078	12,997,274	9,552,916	1,430,083	705,373
39,231,082	66,084,588	34,642,726	55,147,750	26,010,763	42,094,909	2,248,485	2,138,353
68,471,248	(73,807,210)	78,869,662	(80,781,370)	68,038,295	(72,575,394)	8,541,052	(5,784,195)

126,366,495	10,890,955	130,650,401	(11,291,542)	107,046,332	(20,927,569)	12,219,620	(2,940,469)
(10,825,159)	(8,835,418)	(9,865,380)	(7,171,613)	(6,255,076)	(4,048,492)	(1,415,169)	(632,130)
(236,488)	(232,031)	(293,522)	(223,807)	(307,098)	(184,632)	—	—
(5,809,299)	(5,758,938)	(4,349,108)	(3,725,396)	(3,137,505)	(2,404,809)	—	—
(413,908)	(684,422)	(387,230)	(474,369)	(339,227)	(319,347)	—	—
(2,445,188)	(2,336,785)	(2,608,128)	(2,124,681)	(2,950,043)	(2,143,061)	—	—
(198,785)	(171,514)	(237,787)	(185,919)	(191,233)	(122,621)	(37,363)	(18,241)
(567,892)	(462,992)	(574,929)	(352,258)	(434,423)	(281,903)	(61,485)	(28,816)
(42,800)	(47,579)	(55,998)	(46,106)	(42,873)	(35,478)	—	—

(20,539,519)	(18,529,679)	(18,372,082)	(14,304,149)	(13,657,478)	(9,540,343)	(1,514,017)	(679,187)

(1,225,848)	—	—	—	—	—	(1,789,798)	(2,071,380)
(48,637)	—	—	—	—	—	—	—
(676,871)	—	—	—	—	—	—	—
(79,787)	—	—	—	—	—	—	—
(244,439)	—	—	—	—	—	—	—
(27,935)	—	—	—	—	—	(59,833)	(82,884)
(69,219)	—	—	—	—	—	(84,284)	(97,165)
(4,627)	—	—	—	—	—	—	—

(2,377,363)	—	—	—	—	—	(1,933,915)	(2,251,429)

(22,916,882)	(18,529,679)	(18,372,082)	(14,304,149)	(13,657,478)	(9,540,343)	(3,447,932)	(2,930,616)

305,192,681	257,940,962	271,912,998	239,646,972	191,013,732	164,995,592	45,687,094	33,583,517
22,821,471	18,446,153	18,343,121	14,287,339	13,594,345	9,524,385	3,361,060	2,812,814

328,014,152	276,387,115	290,256,119	253,934,311	204,608,077	174,519,977	49,048,154	36,396,331
(176,474,197)	(163,494,093)	(146,736,892)	(140,183,610)	(112,907,172)	(106,421,430)	(12,755,667)	(9,035,424)

151,539,955	112,893,022	143,519,227	113,750,701	91,700,905	68,098,547	36,292,487	27,360,907

254,989,568	105,254,298	255,797,546	88,155,010	185,089,759	37,630,635	45,064,175	21,489,822

1,152,178,029	1,046,923,731	991,712,137	903,557,127	719,547,251	681,916,616	67,581,452	46,091,630

1,407,167,597	1,152,178,029	1,247,509,683	991,712,137	904,637,010	719,547,251	112,645,627	67,581,452

1,666,281	3,842,985	1,729,992	2,943,852	1,409,104	2,057,204	(24,248)	64,747

See accompanying notes to financial statements.	169

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

State Farm Mutual Fund Trust (the “Trust”) has 15 separate investment portfolios (the “Funds”). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Equity Fund (the “Equity Fund”) seeks long-term growth of capital. The Equity Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings) in common stocks and other equity securities of large capitalization companies.

The State Farm Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”) seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowing) in common stock and other equity securities of small and mid-capitalization stocks issued by U.S. companies.

The State Farm International Equity Fund (the “International Equity Fund”) seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The State Farm S&P 500 Index Fund (the “S&P 500 Index Fund”) seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the S&P 500® Index. The S&P 500 Index Fund pursues its investment objective by investing in substantially all of the securities that make up the S&P 500 Index. The S&P 500 Index tracks the common stock performance of 500 large U.S. companies.

The State Farm Small Cap Index Fund (the “Small Cap Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000® Small Stock Index (the “Russell 2000”). The Small Cap Index Fund pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The State Farm International Index Fund (the “International Index Fund”) seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (the “EAFE® Free”). The International Index Fund selects a representative sample of the securities contained in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The State Farm Equity and Bond Fund (the “Equity and Bond Fund”) seeks long-term growth of principal while providing some current income. The Equity and Bond Fund invests substantially all of its assets in Institutional shares of the State Farm Equity Fund and State Farm Bond Fund of the Trust.

The State Farm Bond Fund (the “Bond Fund”) seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Fund typically invests 80% or more of its net assets (plus any borrowings for investment purposes) in investment grade bonds or bonds determined to be of comparable quality.

The State Farm Tax Advantaged Bond Fund (the “Tax Advantaged Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Tax Advantaged Bond Fund normally invests so that either (1) at least 80% of the Tax Advantaged Bond Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% or more of the Tax Advantaged Bond Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the “Money Market Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Money Market Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as The World Bank.

The State Farm LifePath® Retirement Fund (the “LifePath Retirement Fund”) is managed for investors seeking income and moderate long-term growth of capital. The LifePath Retirement Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath Retirement Master Portfolio. The LifePath Retirement Master Portfolio and the LifePath Retirement Fund have substantially similar investment objectives.

The State Farm LifePath 2020® Fund (the “LifePath 2020 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020. The LifePath 2020 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2020 Master Portfolio. The LifePath 2020 Master Portfolio and the LifePath 2020 Fund have substantially similar investment objectives.

The State Farm LifePath 2030® Fund (the “LifePath 2030 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030. The LifePath 2030 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2030 Master Portfolio. The LifePath 2030 Master Portfolio and the LifePath 2030 Fund have substantially similar investment objectives.

170

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The State Farm LifePath 2040® Fund (the “LifePath 2040 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040. The LifePath 2040 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2040 Master Portfolio. The LifePath 2040 Master Portfolio and the LifePath 2040 Fund have substantially similar investment objectives.

The State Farm LifePath 2050® Fund (the “LifePath 2050 Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050. The LifePath 2050 Fund invests all of its assets in a separate series of the Master Investment Portfolio, called the LifePath 2050 Master Portfolio. The LifePath 2050 Master Portfolio and the LifePath 2050 Fund have substantially similar investment objectives.

Each LifePath Master Portfolio invests in a combination of equity, fixed income and short-term money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive asset allocation investment strategy that gradually becomes more conservative as the year in the LifePath Fund’s name approaches, except for the LifePath Retirement Master Portfolio that already is in its most conservative phase. The Underlying Funds include the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, collectively defined as the “Underlying Master Portfolios”.

The LifePath Retirement, LifePath 2020, LifePath 2030, LifePath 2040 and LifePath 2050 Funds are collectively defined as the “Feeder Funds”. The LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio are collectively defined as the “Master Portfolios”.

For more information about the Master Portfolios refer to the Master Investment Portfolio (“MIP”) section.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Multi-class Fund Structure

Each Fund, other than the Tax Advantaged Bond Fund and LifePath 2050 Fund, offers eight classes of shares. The Tax Advantaged Bond Fund offers four classes of shares: Class A, Legacy Class A, Class B and Legacy Class B. The LifePath 2050 Fund offers three classes of shares: Class A, Class R-1 and Class R-2. Except for new investments in the Money Market Fund, Class A and Legacy Class A shares are offered to investors subject to an initial sales charge. The maximum offering price for Class A shares of each Fund, other than the Money Market Fund, the Bond Fund and the Tax Advantaged Bond Fund, is computed by dividing the Net Asset Value (“NAV”) by 0.95. The maximum offering price for Class A shares of the Bond Fund and the Tax Advantaged Bond Fund is computed by dividing the NAV by 0.97. The maximum offering price for Legacy Class A shares of each Fund, other than the Money Market Fund, is computed by dividing the NAV by 0.97. Class B and Legacy Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A and Legacy Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B and Legacy Class B shares automatically convert to the corresponding Class A and Legacy Class A shares eight years after issuance. Institutional shares are offered to institutional investors, including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Class R-1, R-2 and R-3 shares are available for purchase or exchange only by certain qualified purchasers as defined in the prospectus for Class R-1, R-2, and R-3 shares. Institutional, Class R-1, R-2 and R-3 shares are not subject to an initial sales charge or a contingent deferred sales charge.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of fair value of settled shares outstanding for the Bond, Tax Advantaged Bond and Money Market Funds and, indirectly, the Equity and Bond Fund, and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in the payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

Fund Share Valuation

The offering price of the shares of each Fund, other than Money Market Fund, is its NAV, plus an initial sales charge on the Class A and Legacy Class A shares. The offering price of the Money Market Fund and all Funds’ Class B, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 shares is the NAV. A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”) (usually at 3:00 p.m., Central Time) on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

171

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Expenses arising in connection with a specific share class are allocated to that class. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

The Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Equity and Bond Fund, LifePath 2020 Fund, LifePath 2030 Fund, LifePath 2040 Fund and LifePath 2050 Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund and Money Market Fund declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The LifePath Retirement Fund declares and distributes dividends quarterly and capital gain distributions, if any, at least annually.

For more information refer to Note 6 Income Taxes and Distributions to Shareholders.

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2012. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Investments in Master Portfolios

Each Feeder Fund records its investment in its Master Portfolio based upon each Feeder Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation policies relating to securities held by each Master Portfolio are disclosed in the MIP Notes to Financial Statements included elsewhere in this report.

Each Feeder Fund records daily its proportionate share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses.

For more information refer to Note 4 Investments in Master Portfolios.

Securities Purchased on a “When-issued” Basis

The Tax Advantaged Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Tax Advantaged Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment canceled. At December 31, 2012, the Tax Advantaged Bond Fund had commitments of $12,349,724 (representing 2.17% of net assets) for when-issued securities.

172

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Short Sales

The S&P 500 Index Fund, Small Cap Index Fund and the International Index Fund may enter into covered short sale transactions to dispose of certain securities received as part of involuntary corporate actions (e.g., corporate mergers, spin-offs, distributions) that are no longer included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of the Fund.

New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”, which is effective for reporting periods beginning on or after January 1, 2013. This update will require new disclosures for financial instruments and derivative instruments which are offset on the balance sheet or which are subject to enforceable master netting agreements. At this time, the Trust’s management is evaluating the impact this pronouncement may have on the Trust’s financial statements, if any.

3. Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities

•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Non-feeder Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including reviewing a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

173

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2012:

		Investments in Securities				Derivative Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$307,887,677	$—	$—	$307,887,677
Short-term Investments	6,743,156	—	—	6,743,156
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	192,741,315	—	—	192,741,315
Registered Investment Companies	966,858	—	—	966,858
Short-term Investments	3,073,209	—	—	3,073,209
International Equity Fund					—	(708)	—	(708)
Common Stocks (a)	—	117,948,344	—	117,948,344
Preferred Stocks (a)	—	1,312,749	—	1,312,749
Short-term Investments	2,611,792	—	—	2,611,792
S&P 500 Index Fund					(13,369)	—	—	(13,369)
Common Stocks (a)	622,662,432	—	—	622,662,432
Short-term Investments	10,453,621	—	—	10,453,621
Small Cap Index Fund					137,156	—	—	137,156
Common Stocks (a)	298,673,569	0	0	298,673,569
Registered Investment Companies	3,514,871	—	—	3,514,871
Short-term Investments	4,226,045	679,840	—	4,905,885
International Index Fund					48,263	(1,295)	—	46,968
Common Stocks (a)	—	201,836,697	0	201,836,697
Preferred Stocks (a)	—	1,251,860	—	1,251,860
Short-term Investments	895,385	—	—	895,385
Equity and Bond Fund					—	—	—	—
Registered Investment Companies	199,963,183	—	—	199,963,183
Bond Fund					—	—	—	—
Corporate Bonds (a)	—	356,499,561	—	356,499,561
Taxable Municipal Bonds	—	1,012,730	—	1,012,730
Commercial Mortgage-Backed Securities	—	4,128,352	—	4,128,352
Agency Commercial Mortgage-Backed Securiteis	—	59,184,816	—	59,184,816
Agency Mortgage-Backed Securities	—	88,532,162	—	88,532,162
Agency Notes & Bonds	—	8,252,025	—	8,252,025
U.S. Treasury Obligations	—	188,356,290	—	188,356,290
Short-term Investments	34,883,693	—	—	34,883,693
Tax Advantaged Bond Fund					—	—	—	—
Long-term Municipal Bonds	—	532,468,735	—	532,468,735
Short-term Investments	38,100,536	—	—	38,100,536
Money Market Fund					—	—	—	—
Short-term Investments	7,175,754	279,334,349	—	286,510,103

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

174

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

		Investments in Securities				Derivative Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
LifePath Retirement Fund					$—	$—	$—	$—
Investments in securities in Master Portfolios	$—	$900,623,968	$—	$900,623,968
LifePath 2020 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,408,265,767	—	1,408,265,767
LifePath 2030 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	1,248,425,193	—	1,248,425,193
LifePath 2040 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	905,320,135	—	905,320,135
LifePath 2050 Fund					—	—	—	—
Investments in securities in Master Portfolios	—	112,813,816	—	112,813,816

On December 31, 2011, the S&P 500 Index Fund invested all of its assets in the S&P 500 Stock Master Portfolio. This investment was valued based upon its proportionate interest in the net assets of the Master Portfolio and was therefore valued using Level 2 inputs. At the close of business on May 11, 2012, the S&P 500 Index Fund withdrew all assets from the Master Portfolio and invested directly in individual securities. On December 31, 2012, all of the common stocks in the S&P 500 Index Fund were valued at last traded price and were therefore valued using Level 1 inputs.

On December 31, 2011, substantially all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund were valued at last traded price, because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. On December 31, 2012, substantially all of the common stocks and preferred stocks in these Funds were fair valued using the independent statistical fair value service in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on December 31, 2012 at $119,252,881 were transferred from Level 1 to Level 2 in the International Equity Fund and $203,088,557 of common stocks and preferred stocks were transferred from Level 1 to Level 2 in the International Index Fund. For the remaining Funds, there were no transfers of securities between Level 1 and Level 2 as of December 31, 2012 as compared to December 31, 2011.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 5 Derivative Instruments.

The Small Cap Index Fund and International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2011 or for the year ended December 31, 2012. The remaining Funds did not hold any Level 3 securities as of December 31, 2011 or for the year ended December 31, 2012.

4. Investments in Master Portfolios

The Feeder Funds, through their investments in the Master Portfolios, are diversified, open-end management investment companies. The Feeder Funds invest all of their assets in the Master Portfolios.

The Master Portfolios are diversified, open-end management investment companies, each of which has an investment objective substantially similar to that of its corresponding Feeder Fund. The financial statements of each Master Portfolio, including Schedules of Investments, are included elsewhere in this report.

Through May 11, 2012, all assets of the S&P 500 Index Fund were invested in a separate series of an unaffiliated mutual fund called the S&P 500 Stock Master Portfolio. Pursuant to shareholder approval at the December 16, 2011 Special Shareholder Meeting, the S&P 500 Index Fund elected to withdraw all assets from the S&P 500 Stock Master Portfolio and invest directly in individual securities. At the close of business on May 11, 2012, the S&P 500 Index Fund received non-taxable distributions of cash and securities from the S&P 500 Stock Master Portfolio with a market value of $594,913,524. As a result of the withdrawal from the S&P 500 Stock Master Portfolio, net unrealized appreciation increased in the S&P 500 Index Fund by $22,442,804 with additional entries impacting Paid-in-capital, Accumulated net realized gain (loss) and Accumulated undistributed net investment income (loss).

175

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The percentage ownership in the Master Portfolios held by the Feeder Funds as of December 31, 2012 is detailed below:

Feeder Fund	Invests in Master Portfolio	% ownership interest held by the Feeder Funds
LifePath Retirement Fund	LifePath Retirement Master Portfolio	60.38%
LifePath 2020 Fund	LifePath 2020 Master Portfolio	55.79%
LifePath 2030 Fund	LifePath 2030 Master Portfolio	55.80%
LifePath 2040 Fund	LifePath 2040 Master Portfolio	53.21%
LifePath 2050 Fund	LifePath 2050 Master Portfolio	42.12%

5. Derivative Instruments

The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearing house, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds engaged in transaction hedging and the International Index Fund engaged in portfolio hedging with the objective to protect against variations in exchange rates. Transaction hedging involved the purchase and sale of forward foreign currency contracts between trade date and settlement date on security transactions. Portfolio hedging involved selling forward foreign currency contracts with respect to the actual or anticipated portfolio security position denominated or quoted in the particular currency. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedule of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

176

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2012, the fair value of derivative instruments, which are also disclosed in the Schedules of Investments, was as follows:

	Derivatives not accounted for as hedging instruments	Asset Derivatives			Liability Derivatives
Fund		Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$—		Unrealized loss on forward foreign currency contracts	$708

Total			$—			$708

S&P 500 Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$—		Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$13,369	(a)

Total			$—			$13,369

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$137,156	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$137,156			$—

International Index Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$13,144		Unrealized loss on forward foreign currency contracts	$14,439
International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	48,263	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	—

Total			$61,407			$14,439

(a) Represents cumulative unrealized gain (loss) of futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2012, the effect of derivative instruments on the Statements of Operations was as follows:

		Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$(30,894)	$—	$(191,709)
S&P 500 Index Fund	Stock Index Futures Contracts	1,696,120	—	26,086	—
Small Cap Index Fund	Stock Index Futures Contracts	322,153	—	130,737	—
International Index Fund	Forward Foreign Currency Contracts	—	3,689	—	4,952
International Index Fund	Stock Index Futures Contracts	672,791	—	22,541	—

177

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2012, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts		Foreign Currency Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased	Average Number of Contracts Purchased	Average U.S. Dollar Amount of Contracts Purchased	Average Number of Contracts Sold	Average U.S. Dollar Amount of Contracts Sold
International Equity Fund	—	$—	5	$468,202	5	$229,134
S&P 500 Index Fund (a)	226	15,463,989	—	—	—	—
Small Cap Index Fund	53	4,261,331	—	—	—	—
International Index Fund	69	3,780,582	5	838,400	6	1,373,200

(a) Average quarterly balance reflects the period May 12, 2012 to December 31, 2012.

6. Income Taxes and Distributions to Shareholders

As of December 31, 2012, the Trust’s management has completed a review of uncertain tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2012, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2012, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for certain Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Equity Fund	$264,845,017	$57,666,282	$(7,880,466)	$49,785,816
Small/Mid Cap Equity Fund	170,202,821	31,560,071	(4,981,510)	26,578,561
International Equity Fund	99,732,301	26,346,416	(4,205,832)	22,140,584
S&P 500 Index Fund	456,003,235	210,740,964	(33,628,146)	177,112,818
Small Cap Index Fund	270,458,908	83,083,009	(46,447,592)	36,635,417
International Index Fund	178,725,765	56,490,349	(31,232,172)	25,258,177
Equity and Bond Fund	205,691,550	7,925,575	(13,653,942)	(5,728,367)
Bond Fund	691,010,509	50,220,139	(381,019)	49,839,120
Tax Advantaged Bond Fund	542,028,327	29,241,303	(700,359)	28,540,944
Money Market Fund	286,510,103	—	—	—

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Master Portfolios are organized as partnerships for federal income tax purposes. Information relating to the cost of investments, gross and net unrealized appreciation (depreciation) and other tax matters for the Master Portfolios may be found in the MIP Schedules of Investments which are included in this report.

178

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

After utilizing capital loss carryforwards to offset realized capital gains in 2012, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains at December 31, 2012, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the carryforwards will expire as follows:

		Non Expiring		Year of Expiration
	Utilized	Short-term	Long-term	2016	2017	2018	Total
Equity Fund	$18,366,438	$—	$—	$31,920,358	$51,585,590	$—	$83,505,948
Small/Mid Cap Equity Fund	18,146,078	—	—	—	9,186,465	—	9,186,465
International Equity Fund	—	1,090,251	—	5,318,699	11,960,338	2,909,152	21,278,440
S&P 500 Index Fund	6,674,708	—	—	5,640,351	9,273,659	10,032,679	24,946,689
International Index Fund	457,003	21,161	8,496,250	5,140,621	7,747,891	4,077,752	25,483,675
Equity and Bond Fund	—	—	143,729	22,997	—	—	166,726
Bond Fund	350,090	—	—	—	831,455	—	831,455
Tax Advantaged Bond Fund	—	—	44,385	—	—	—	44,385
LifePath 2020 Fund	9,408,646	—	—	—	—	—	—
LifePath 2030 Fund	28,031,580	—	—	—	—	7,242,039	7,242,039
LifePath 2040 Fund	21,407,708	—	—	—	14,126,954	—	14,126,954

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

As of December 31, 2012, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Equity Fund	$303,238	$—	$49,785,816	$(83,505,948)	$(33,416,894)
Small/Mid Cap Equity Fund	603,910	—	26,578,561	(10,009,227)	17,173,244
International Equity Fund	1,456,368	—	22,140,917	(21,278,440)	2,318,845
S&P 500 Index Fund	845,167	—	177,112,818	(24,946,689)	153,011,296
Small Cap Index Fund	302,344	2,170,582	36,635,416	—	39,108,342
International Index Fund	111,296	—	25,315,966	(26,886,682)	(1,459,420)
Equity and Bond Fund	77,016	—	(5,728,367)	(166,725)	(5,818,076)
Bond Fund	—	—	49,839,120	(831,455)	49,007,665
Tax Advantaged Bond Fund	—	—	28,540,944	(44,385)	28,496,559
Money Market Fund	—	—	—	—	—
LifePath Retirement Fund	857,571	1,848,721	61,226,175	—	63,932,467
LifePath 2020 Fund	1,448,140	2,726,702	111,333,540	—	115,508,382
LifePath 2030 Fund	1,093,623	—	98,476,285	(7,242,039)	92,327,869
LifePath 2040 Fund	579,208	—	67,323,798	(14,126,954)	53,776,052
LifePath 2050 Fund	4,729	233,495	8,152,691	—	8,390,915

The difference between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2012 relates to one or more of the following: short-term capital gains, forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals, return of capital transactions, and nondeductible start-up expenses.

From November 1, 2012 through December 31, 2012, the Small Mid/Cap Equity Fund incurred $822,763 in realized losses, the International Index Fund incurred $22,888 in specified losses and $1,380,119 in realized losses. As permitted by tax regulations, the Funds elected to defer these losses and treat them as arising on January 1, 2013.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, net operating losses, the timing of Fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

179

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2012, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Accumulated Undistributed Net Investment Income (Loss)
Small/Mid Cap Equity Fund	$(29,519)	$85,425	$—	$(55,906)
International Equity Fund	(30,954)	780,412	—	(749,458)
S&P 500 Index Fund	—	70,322	—	(70,322)
Small Cap Index Fund	(30,739)	272,459	—	(241,720)
International Index Fund	(33,180)	743,695	—	(710,515)
Equity and Bond Fund	(122)	3,618	—	(3,496)
LifePath Retirement Fund	—	(247,379)	—	247,379
LifePath 2020 Fund	—	301,350	—	(301,350)
LifePath 2030 Fund	—	(20,209)	—	20,209
LifePath 2040 Fund	—	(12,104)	—	12,104
LifePath 2050 Fund	—	5,061	—	(5,061)

The tax character of distributions was designated as follows for the years ended December 31, 2012 and December 31, 2011, respectively:

2012	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Tax Advantaged Bond Fund	$11,183,093	$7,041	$7,190	$11,197,324
LifePath Retirement Fund	—	19,101,790	12,672,277	31,774,067
LifePath 2020 Fund	—	22,916,882	—	22,916,882
LifePath 2050 Fund	—	1,663,900	1,784,032	3,447,932

2011	Tax Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Tax Advantaged Bond Fund	$8,478,033	$—	$35,765	$8,513,798
Equity and Bond Fund	—	2,832,237	—	2,832,237
LifePath 2050 Fund	—	862,721	2,067,895	2,930,616

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statement of Changes in Net Assets for the years ended December 31, 2012 and December 31, 2011.

180

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

7. Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC, which serves as the Trust’s investment adviser and conducts the business and affairs of the Trust. Each Fund pays SFIMC an investment advisory and management services fee based upon that Fund’s average daily net assets. The fee is accrued daily and paid to SFIMC monthly. The rates for the Feeder Funds include the fee for BlackRock Fund Advisors (“BlackRock”) investment advisory services to the Master Portfolios.

Equity Fund	0.60%	Tax Advantaged Bond Fund	0.10%
Small/Mid Cap Equity Fund	0.80%	Money Market Fund	0.10%
International Equity Fund	0.80%	LifePath Retirement Fund	0.70%
S&P 500 Index Fund	0.18%	LifePath 2020 Fund	0.70%
Small Cap Index Fund	0.35%	LifePath 2030 Fund	0.70%
International Index Fund	0.50%	LifePath 2040 Fund	0.70%
Equity and Bond Fund	None	LifePath 2050 Fund	0.70%
Bond Fund	0.10%

Effective May 12, 2012, investment advisory and management services for the S&P 500 Index Fund decreased from 0.20% of average daily net assets to 0.18% of average daily net assets.

SFIMC does not receive an investment advisory and management services fee for performing its services for the Equity and Bond Fund. However, SFIMC receives investment advisory and management services fees from managing the underlying funds into which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to SFIMC to acquire shares of each Fund in which it invests. Because the underlying funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Equity Fund; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; BlackRock as the investment sub-adviser to provide day-to-day portfolio management for the S&P 500 Index Fund; and Northern Trust Investments, Inc. (“Northern Trust”) as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Index Fund and International Index Fund.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Rainier, Marsico, Northern Cross, BlackRock, and Northern Trust determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, BlackRock’s, and Northern Trust’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

For the year ended December 31, 2012, the following fees were earned by Bridgeway, Westwood, Rainier, Marsico, Northern Cross, BlackRock and Northern Trust for providing sub-advisory services (although not all amounts indicated were paid during that period):

	Bridgeway	Westwood	Rainier	Marsico	Northern Cross	BlackRock	Northern Trust
Equity Fund	$671,482	$524,047	$—	$—	$—	$—	$—
Small Mid/Cap Equity Fund	547,193	—	547,736	—	—	—	—
International Equity Fund	—	—	—	270,961	341,096	—	—
S&P 500 Index Fund (a)	—	—	—	—	—	83,967	—
Small Cap Index Fund	—	—	—	—	—	—	342,675
International Index Fund	—	—	—	—	—	—	236,642

Total Sub-Advisory Fees	$1,218,675	$524,047	$547,736	$270,961	$341,096	$83,967	$579,317

(a) Fees earned reflect the period May 12, 2012 to December 31, 2012.

181

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Distribution and Shareholder Services Agreements

The Trust has entered into a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with State Farm VP Management Corp. (“VP Management Corp.”). Under terms of this plan, each Fund pays VP Management Corp. an annual fee based on a specified percentage of average daily net assets, up to the following amounts (not all Funds offer all classes shown):

	Class A	Class B	Legacy Class A	Legacy Class B	Class R-1	Class R-2
Money Market Fund	0.15%	0.55%	0.15%	0.55%	0.40%	0.20%
Bond Fund and Tax Advantaged Bond Fund	0.25%	0.65%	0.25%	0.65%	0.50%	0.30%
LifePath Retirement Fund	0.25%	0.75%	0.25%	0.65%	0.50%	0.30%
All Other Funds	0.25%	0.95%	0.25%	0.65%	0.50%	0.30%

Through April 4, 2012, the distribution and service (12b-1) fees for LifePath Retirement Fund Class B shares were 0.95% of average daily net assets.

The annual fee amount is payable to VP Management Corp. by each Fund only to the extent VP Management Corp. has incurred distribution expenses to be reimbursed. Any distribution expenses incurred by VP Management Corp. and not otherwise reimbursed by the Funds under the distribution plan can be carried forward and reimbursed in a later time period in amounts not to exceed the annual fee percentages outlined above. At December 31, 2012, VP Management Corp. had not been reimbursed for the following amounts (the TOTAL below is the cumulative amount of unreimbursed distribution expenses incurred since the commencement of operations of the Trust, although the total amount incurred by Fund depends upon the timing of commencement of the applicable section of the distribution plan for each such Fund and its classes):

Equity Fund	$8,728,738	Tax Advantaged Bond Fund	$12,784,935
Small/Mid Cap Equity Fund	8,742,916	Money Market Fund	13,080,582
International Equity Fund	6,292,762	LifePath Retirement Fund	15,030,018
S&P 500 Index Fund	28,427,489	LifePath 2020 Fund	33,113,396
Small Cap Index Fund	14,711,820	LifePath 2030 Fund	25,370,328
International Index Fund	10,082,253	LifePath 2040 Fund	17,497,395
Equity and Bond Fund	11,391,176	LifePath 2050 Fund	835,289

Bond Fund	16,163,317	TOTAL	$222,252,414

The Trust has a separate shareholder services agreement with SFIMC. Each Fund, except the Equity and Bond Fund, pays SFIMC a fee of 0.25% of average daily net assets of Class A, Class B, Legacy Class A, Legacy Class B and Institutional shares and, for the current year, 0.32% of Class R-1, Class R-2 and Class R-3 shares. The Equity and Bond Fund does not directly pay SFIMC any shareholder services fee for Class A, Class B, Legacy Class A, Legacy Class B or Institutional shares and, for the current year, directly pays 0.07% of average daily net assets of Class R-1, Class R-2 and Class R-3 shares. However, SFIMC receives a shareholder services fee from managing the Equity Fund and Bond Fund into which the Equity and Bond Fund invests. Additionally, SFIMC receives proceeds from the account fee imposed on certain shareholders of the Trust.

182

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Expense Reduction Agreements

For all Funds, SFIMC has agreed to reimburse each Class if, and to the extent, the Class’s total annual operating expenses (for the Feeder Funds, this includes net expenses incurred at the Master Portfolio and Underlying Fund levels as applicable) exceed the percentage of each Class’s average daily net assets indicated in the table below.

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Equity Fund	1.20%	1.90%	1.20%	1.60%	0.95%	1.52%	1.32%	1.02%
Small/Mid Cap Equity Fund	1.40%	2.10%	1.40%	1.80%	1.15%	1.72%	1.52%	1.22%
International Equity Fund	1.50%	2.20%	1.50%	1.90%	1.25%	1.82%	1.62%	1.32%
S&P 500 Index Fund (a)	0.78%	1.48%	0.78%	1.18%	0.53%	1.10%	0.90%	0.60%
Small Cap Index Fund	0.95%	1.65%	0.95%	1.35%	0.70%	1.27%	1.07%	0.77%
International Index Fund	1.20%	1.90%	1.20%	1.60%	0.95%	1.52%	1.32%	1.02%
Equity and Bond Fund	0.25%	0.95%	0.25%	0.65%	—	0.57%	0.37%	0.07%
Bond Fund	0.70%	1.10%	0.70%	1.10%	0.45%	1.02%	0.82%	0.52%
Tax Advantaged Bond Fund	0.70%	1.10%	0.70%	1.10%	—	—	—	—
Money Market Fund	0.60%	1.00%	0.60%	1.00%	0.45%	0.92%	0.72%	0.52%
LifePath Retirement Fund (b)	1.23%	1.73%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2020 Fund (c)	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2030 Fund (c)	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2040 Fund (c)	1.23%	1.93%	1.23%	1.63%	0.98%	1.55%	1.35%	1.05%
LifePath 2050 Fund (d)	1.23%	—	—	—	—	1.55%	1.35%	—

(a)    Through May 11, 2012, the expense reimbursement threshold for S&P 500 Index Fund Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 0.80%, 1.50%, 0.80%, 1.20%, 0.55%, 1.12%, 0.92% and 0.62%, respectively.

(b)    Through September 30, 2012, the expense reimbursement threshold for LifePath Retirement Fund Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3 was 1.30%, 1.80%, 1.30%, 1.70%, 1.05%, 1.62%, 1.42% and 1.12%, respectively. Through April 4, 2012, the expense reimbursement threshold for LifePath Retirement Fund Class B was 2.00%.

(c)    Through September 30, 2012, the expense reimbursement threshold for Class A, Class B, Legacy Class A, Legacy Class B, Institutional, Class R-1, Class R-2 and Class R-3, in LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund was 1.30%, 2.00%, 1.30%, 1.70%, 1.05%, 1.62%, 1.42% and 1.12%, respectively.

(d)    Through September 30, 2012, the expense reimbursement threshold for LifePath 2050 Fund Class A, Class R-1 and Class R-2 was 1.30%, 1.62% and 1.42%.

SFIMC has agreed to reimburse the LifePath 2050 Fund for excise tax expense of $16,526 for the year ended December 31, 2012.

Effective October 1, 2012, SFIMC agreed to reimburse an additional 0.07% of each LifePath Fund’s average daily net assets on an annual basis. This reimbursement is reflected in the expense reimbursement thresholds shown in the table above.

Beginning in late January 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC and VP Management Corp. have been voluntarily waiving portions of their fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

The above arrangements are voluntary and may be eliminated by SFIMC or VP Management Corp. at any time.

Through June 30, 2012, BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BlackRock, served as administrator to certain of the Underlying Funds. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”), an affiliate of BlackRock, replaced BTC as administrator.

BlackRock has contractually agreed to waive the investment advisory fees charged to the LifePath Master Portfolios in an amount equal to the advisory fees and administration fees, if any, received by BlackRock, BAL or previously BTC, from each investment company in which the Master Portfolios and Underlying Master Portfolios invest through April 30, 2013.

BlackRock has also contractually agreed to provide an offsetting credit against the investment advisory fees BlackRock receives from the LifePath Master Portfolios in an amount equal to the fees and expenses of the MIP independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by the LifePath Master Portfolios through April 30, 2022. BAL has contractually agreed to provide and previously BTC provided an offsetting credit against the administration fees paid by the Active Stock Master Portfolio to BAL and previously BTC in an amount equal to the independent expenses that are paid by this Underlying Fund through April 30, 2013. Effective December 28, 2012, BAL and BlackRock have contractually agreed to provide an offsetting credit against the investment advisory fees paid by the CoreAlpha Bond Master Portfolio in an amount equal to the independent expenses paid by this Underlying Fund through April 30, 2013.

183

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

BlackRock, BAL and previously BTC may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

BAL has agreed to voluntarily waive and previously BTC waived a portion of its administration fees payable by the Active Stock Master Portfolio in an amount sufficient to maintain the investment advisory fees of the LifePath Master Portfolios, which are not to exceed 0.35% of the average daily net assets of each LifePath Master Portfolio. This arrangement is voluntary and may be terminated at any time.

Related Party Disclosure

As of December 31, 2012, State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, owned more than 10% of the outstanding shares of each Class of the following Funds:

	Class A	Class B	Legacy Class A	Legacy Class B	Institutional	Class R-1	Class R-2	Class R-3
Equity Fund	—	61.02%	—	—	—	31.52%	—	37.49%
Small/Mid Cap Equity Fund	18.33%	80.91%	25.82%	51.46%	—	35.81%	12.90%	58.76%
International Equity Fund	27.65%	88.76%	41.08%	76.31%	19.65%	46.43%	20.00%	63.80%
S&P 500 Index Fund	—	58.54%	—	—	—	19.29%	—	50.28%
Small Cap Index Fund	16.32%	77.13%	17.28%	50.50%	—	32.65%	15.41%	56.63%
International Index Fund	16.92%	78.62%	23.74%	57.84%	—	33.84%	17.15%	62.21%
Equity and Bond Fund	16.62%	83.29%	13.86%	55.63%	—	35.76%	20.72%	70.32%
Bond Fund	—	46.87%	—	43.97%	—	25.32%	12.92%	50.82%
Tax Advantaged Bond Fund	—	52.24%	35.81%	92.75%
Money Market Fund	—	79.45%	—	42.27%	—	17.73%	—	45.16%
LifePath 2050 Fund	—					27.97%	19.83%

On February 6, 2013, Auto Company redeemed shares from S&P 500 Index Fund Class B, Bond Fund Legacy Class B and Tax Advantaged Bond Fund Legacy Class B, which resulted in its ownership of the outstanding shares of each Class on February 7, 2013 to decrease to 43.90%, 28.96% and 89.85%, respectively.

Line of Credit

Auto Company, the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. The S&P 500 Index Fund, Small Cap Index Fund and International Index Fund may not borrow money from Auto Company under the agreement. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a rate equal to the current 30-day A1+/P1 Commercial Paper Index. The Funds did not borrow under the Line of Credit Agreement during the period ended December 31, 2012.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

184

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

8. Investment Transactions

For the year ended December 31, 2012, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Equity Fund	$171,469,434	$163,008,103	$—	$—
Small/Mid Cap Equity Fund	168,223,412	163,881,369	—	—
International Equity Fund	52,992,894	50,632,453	—	—
S&P 500 Index Fund (a)	26,072,001	11,987,800	—	—
Small Cap Index Fund	41,534,257	50,531,270	—	—
International Index Fund	6,588,745	6,625,610	—	—
Equity and Bond Fund	8,050,000	2,600,000	—	—
Bond Fund	225,005,483	50,236,747	—	—
Tax Advantaged Bond Fund	244,252,390	11,225,021	—	—

(a) Investment transactions reflect the period May 12, 2012 to December 31, 2012.

9. Fund Share Transactions

At December 31, 2012, the Funds were authorized to issue an unlimited number of shares (no par value) in an unlimited number of classes. Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following number of shares and dollars by class:

Year ended December 31, 2012:

	Class A Dollar Amounts				Class A Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$15,558,731	$496,900	$7,514,982	$8,540,649	2,459,837	75,288	1,194,853	1,340,272
Small/Mid Cap Equity Fund	10,243,000	—	5,922,524	4,320,476	1,033,996	—	602,274	431,722
International Equity Fund	6,023,291	—	3,854,552	2,168,739	659,362	—	426,700	232,662
S&P 500 Index Fund	42,176,597	2,080,932	21,590,945	22,666,584	4,125,865	197,605	2,068,861	2,254,609
Small Cap Index Fund	10,956,772	1,377,625	7,495,842	4,838,555	883,182	111,188	604,871	389,499
International Index Fund	8,985,980	876,288	6,677,762	3,184,506	914,405	83,139	679,120	318,424
Equity and Bond Fund	13,852,658	666,269	6,987,453	7,531,474	1,629,225	77,664	822,800	884,089
Bond Fund	186,222,659	7,022,979	36,182,029	157,063,609	15,839,120	596,071	3,079,764	13,355,427
Tax Advantaged Bond Fund	266,531,419	7,049,126	37,788,780	235,791,765	22,463,173	592,687	3,184,802	19,871,058
Money Market Fund	194,392,944	—	181,319,980	13,072,964	194,392,944	—	181,319,979	13,072,965
LifePath Retirement Fund	154,676,920	16,884,499	56,234,188	115,327,231	12,660,306	1,384,107	4,606,846	9,437,567
LifePath 2020 Fund	204,786,957	11,991,328	75,988,464	140,789,821	15,029,172	862,042	5,582,369	10,308,845
LifePath 2030 Fund	177,876,842	9,848,368	69,766,937	117,958,273	12,874,123	692,558	5,060,066	8,506,615
LifePath 2040 Fund	108,299,197	6,200,036	44,534,145	69,965,088	7,753,641	428,704	3,189,053	4,993,292
LifePath 2050 Fund	42,090,073	3,175,923	11,278,207	33,987,789	4,460,756	329,870	1,199,960	3,590,666

185

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class B Dollar Amounts				Class B Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$374,155	$6,690	$211,158	$169,687	59,409	1,015	33,841	26,583
Small/Mid Cap Equity Fund	362,194	—	304,570	57,624	37,971	—	32,118	5,853
International Equity Fund	151,256	—	94,002	57,254	16,778	—	10,517	6,261
S&P 500 Index Fund	1,053,912	56,976	751,948	358,940	116,403	5,385	72,040	49,748
Small Cap Index Fund	339,311	63,396	371,365	31,342	27,941	5,192	30,500	2,633
International Index Fund	262,101	34,803	278,269	18,635	26,478	3,299	28,286	1,491
Equity and Bond Fund	437,106	15,812	173,726	279,192	51,563	1,831	20,440	32,954
Bond Fund	1,981,449	128,384	725,912	1,383,921	168,994	10,911	61,811	118,094
Tax Advantaged Bond Fund	1,673,608	52,242	182,923	1,542,927	141,120	4,396	15,424	130,092
Money Market Fund	287,978	—	368,770	(80,792)	287,978	—	368,770	(80,792)
LifePath Retirement Fund	1,790,095	350,183	1,492,652	647,626	146,190	28,555	121,202	53,543
LifePath 2020 Fund	4,779,283	284,869	2,809,916	2,254,236	354,769	20,614	208,575	166,808
LifePath 2030 Fund	6,205,235	293,238	3,486,666	3,011,807	453,070	20,708	255,118	218,660
LifePath 2040 Fund	6,245,070	304,194	3,647,196	2,902,068	451,442	21,110	264,100	208,452

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,485,497	$724,794	$8,865,314	$(655,023)	1,148,668	105,654	1,361,845	(107,523)
Small/Mid Cap Equity Fund	5,537,350	—	6,646,562	(1,109,212)	569,282	—	683,053	(113,771)
International Equity Fund	2,245,687	—	3,429,309	(1,183,622)	244,146	—	375,856	(131,710)
S&P 500 Index Fund	29,901,718	4,363,457	36,237,971	(1,972,796)	3,127,402	412,406	3,468,382	71,426
Small Cap Index Fund	12,218,102	3,977,668	15,720,489	475,281	996,534	323,907	1,284,166	36,275
International Index Fund	5,931,840	1,398,309	8,869,548	(1,539,399)	602,950	132,921	900,812	(164,941)
Equity and Bond Fund	7,422,941	1,195,449	8,345,823	272,567	869,717	138,192	975,604	32,305
Bond Fund	22,266,060	3,667,802	16,682,392	9,251,470	1,895,254	311,385	1,419,594	787,045
Tax Advantaged Bond Fund	15,867,439	1,226,089	5,089,122	12,004,406	1,341,362	103,384	429,556	1,015,190
Money Market Fund	31,559,472	—	36,673,914	(5,114,442)	31,559,472	—	36,673,914	(5,114,442)
LifePath Retirement Fund	30,548,822	9,688,195	33,103,389	7,133,628	2,452,361	778,507	2,660,799	570,069
LifePath 2020 Fund	43,806,459	6,450,585	39,402,872	10,854,172	3,233,187	465,416	2,909,214	789,389
LifePath 2030 Fund	33,990,586	4,338,543	28,291,160	10,037,969	2,465,358	304,885	2,050,684	719,559
LifePath 2040 Fund	24,909,040	3,133,575	23,279,951	4,762,664	1,783,839	216,098	1,663,710	336,227

186

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$646,468	$42,107	$4,126,707	$(3,438,132)	99,908	6,156	638,944	(532,880)
Small/Mid Cap Equity Fund	514,799	—	3,124,313	(2,609,514)	57,045	—	340,822	(283,777)
International Equity Fund	107,320	—	1,170,333	(1,063,013)	11,881	—	128,863	(116,982)
S&P 500 Index Fund	1,839,297	336,146	21,080,597	(18,905,154)	217,125	31,593	2,020,088	(1,771,370)
Small Cap Index Fund	1,136,335	410,308	8,289,486	(6,742,843)	97,294	34,022	691,961	(560,645)
International Index Fund	349,968	134,694	3,663,629	(3,178,967)	35,675	12,743	372,618	(324,200)
Equity and Bond Fund	780,368	126,671	4,672,485	(3,765,446)	91,377	14,583	547,691	(441,731)
Bond Fund	1,365,890	330,986	17,487,506	(15,790,630)	116,251	28,111	1,481,347	(1,336,985)
Tax Advantaged Bond Fund	397,698	25,186	10,393,610	(9,970,726)	33,653	2,124	859,117	(823,340)
Money Market Fund	2,142,589	—	4,589,297	(2,446,708)	2,142,589	—	4,589,296	(2,446,707)
LifePath Retirement Fund	1,525,247	755,376	15,182,274	(12,901,651)	122,611	60,543	1,218,782	(1,035,628)
LifePath 2020 Fund	2,396,690	493,800	23,471,190	(20,580,700)	177,386	35,576	1,739,787	(1,526,825)
LifePath 2030 Fund	2,441,959	387,166	17,072,455	(14,243,330)	177,865	27,246	1,244,708	(1,039,597)
LifePath 2040 Fund	2,214,871	339,148	11,715,751	(9,161,732)	159,603	23,389	840,078	(657,086)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$7,173,423	$374,514	$4,070,952	$3,476,985	1,149,415	56,573	637,675	568,313
Small/Mid Cap Equity Fund	4,986,601	—	3,372,471	1,614,130	496,810	—	334,471	162,339
International Equity Fund	2,263,495	—	1,451,615	811,880	249,133	—	158,493	90,640
S&P 500 Index Fund	12,730,856	1,344,661	10,054,199	4,021,318	1,288,075	126,754	949,832	464,997
Small Cap Index Fund	5,432,278	1,728,266	6,261,334	899,210	436,653	138,824	502,447	73,030
International Index Fund	3,521,245	765,197	3,819,127	467,315	356,526	72,529	388,154	40,901
Equity and Bond Fund	4,821,510	349,453	2,779,995	2,390,968	566,817	40,760	327,641	279,936
Bond Fund	49,458,570	2,378,338	17,638,022	34,198,886	4,210,308	202,039	1,498,099	2,914,248
Money Market Fund	59,395,984	464	51,847,918	7,548,530	59,395,984	464	51,847,917	7,548,531
LifePath Retirement Fund	19,935,745	2,911,947	11,856,861	10,990,831	1,598,465	234,083	952,611	879,937
LifePath 2020 Fund	25,114,435	2,689,632	19,059,471	8,744,596	1,844,626	193,083	1,387,331	650,378
LifePath 2030 Fund	26,677,518	2,607,375	15,303,296	13,981,597	1,920,247	182,485	1,100,475	1,002,257
LifePath 2040 Fund	32,192,876	2,949,102	18,277,162	16,864,816	2,290,857	202,581	1,298,327	1,195,111

187

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$1,032,279	$13,495	$924,491	$121,283	161,998	2,045	146,717	17,326
Small/Mid Cap Equity Fund	763,503	—	1,021,828	(258,325)	79,971	—	106,207	(26,236)
International Equity Fund	496,752	—	778,080	(281,328)	54,625	—	85,334	(30,709)
S&P 500 Index Fund	1,828,365	55,536	2,332,815	(448,914)	181,725	5,254	222,941	(35,962)
Small Cap Index Fund	861,497	61,422	761,263	161,656	69,473	4,965	61,823	12,615
International Index Fund	859,442	42,821	983,724	(81,461)	87,171	4,063	100,616	(9,382)
Equity and Bond Fund	524,628	21,981	442,662	103,947	62,432	2,590	52,680	12,342
Bond Fund	1,786,105	65,735	1,370,824	481,016	152,243	5,584	117,076	40,751
Money Market Fund	2,581,316	—	2,515,841	65,475	2,581,316	—	2,515,841	65,475
LifePath Retirement Fund	2,318,887	188,872	2,192,597	315,162	189,118	15,438	178,693	25,863
LifePath 2020 Fund	7,074,176	226,720	5,163,090	2,137,806	522,986	16,381	380,435	158,932
LifePath 2030 Fund	7,778,133	237,504	6,405,905	1,609,732	564,519	16,773	463,170	118,122
LifePath 2040 Fund	5,535,519	190,994	4,299,426	1,427,087	397,298	13,263	308,607	101,954
LifePath 2050 Fund	1,374,116	69,003	748,867	694,252	145,473	7,143	79,415	73,201

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$2,836,847	$81,657	$1,624,253	$1,294,251	444,037	12,391	254,806	201,622
Small/Mid Cap Equity Fund	3,287,465	—	1,830,316	1,457,149	338,897	—	185,650	153,247
International Equity Fund	1,715,878	—	1,437,049	278,829	188,449	—	154,854	33,595
S&P 500 Index Fund	5,401,170	187,939	5,096,216	492,893	527,972	17,865	486,375	59,462
Small Cap Index Fund	1,795,728	177,541	1,509,734	463,535	145,203	14,329	121,673	37,859
International Index Fund	2,087,558	117,711	2,067,236	138,033	215,786	11,189	209,586	17,389
Equity and Bond Fund	1,946,870	54,634	1,458,106	543,398	233,330	6,443	171,289	68,484
Bond Fund	3,965,510	171,497	2,342,391	1,794,616	338,583	14,572	199,891	153,264
Money Market Fund	7,808,226	—	6,147,567	1,660,659	7,808,226	—	6,147,567	1,660,659
LifePath Retirement Fund	8,197,673	647,053	7,030,042	1,814,684	655,494	51,867	561,873	145,488
LifePath 2020 Fund	15,980,177	637,111	9,026,501	7,590,787	1,171,575	45,968	659,003	558,540
LifePath 2030 Fund	16,221,955	574,929	5,880,659	10,916,225	1,175,530	40,488	421,815	794,203
LifePath 2040 Fund	10,730,675	434,423	6,482,750	4,682,348	768,542	30,043	458,090	340,495
LifePath 2050 Fund	2,222,905	116,134	728,593	1,610,446	236,208	12,022	78,655	169,575

188

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2012	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$330,608	$15,721	$145,799	$200,530	52,508	2,375	23,538	31,345
Small/Mid Cap Equity Fund	203,334	—	80,927	122,407	20,138	—	8,176	11,962
International Equity Fund	137,016	—	145,573	(8,557)	15,190	—	16,299	(1,109)
S&P 500 Index Fund	406,849	19,391	182,758	243,482	41,727	1,829	17,648	25,908
Small Cap Index Fund	221,573	26,749	99,558	148,764	17,642	2,148	8,180	11,610
International Index Fund	174,574	16,763	68,365	122,972	17,382	1,587	7,097	11,872
Equity and Bond Fund	70,715	7,143	59,405	18,453	8,542	842	7,028	2,356
Bond Fund	461,719	27,871	206,561	283,029	39,358	2,366	17,564	24,160
Money Market Fund	897,589	16	1,181,022	(283,417)	897,589	16	1,181,022	(283,417)
LifePath Retirement Fund	578,524	58,114	710,702	(74,064)	47,279	4,676	57,163	(5,208)
LifePath 2020 Fund	1,254,504	47,426	1,552,693	(250,763)	94,599	3,412	115,021	(17,010)
LifePath 2030 Fund	720,770	55,998	529,814	246,954	52,422	3,919	37,731	18,610
LifePath 2040 Fund	886,484	42,873	670,791	258,566	61,835	2,917	46,631	18,121

The following reflects the conversion of Class B, Legacy Class B and Class R-1 shares (reflected as Redemptions) into Class A, Legacy Class A and Class R-2 shares (reflected as Sales), respectively, for the year ended December 31, 2012.

Fund	Class A Dollar Amounts	Class A Share Amounts	Legacy Class A Dollar Amounts	Legacy Class A Share Amounts	Class R-2 Dollar Amounts	Class R-2 Share Amounts
Equity Fund	$—	—	$3,027,401	465,362	$549,001	86,651
Small/Mid Cap Equity Fund	1,469	148	2,039,328	210,518	648,787	66,015
International Equity Fund	610	67	773,058	83,894	436,694	47,072
S&P 500 Index Fund	3,255	311	15,739,042	1,511,950	1,484,300	141,954
Small Cap Index Fund	167	14	6,103,184	498,725	553,964	45,056
International Index Fund	299	30	2,574,531	262,343	684,855	70,566
Equity and Bond Fund	3,288	386	3,260,704	382,815	521,441	61,815
Bond Fund	1,417	121	5,505,077	469,332	1,404,034	120,469
Tax Advantaged Bond Fund	—	—	353,332	29,949	—	—
Money Market Fund	—	—	1,797,015	1,797,015	1,220,087	1,220,087
LifePath Retirement Fund	12,770	1,050	11,650,350	937,560	1,614,651	129,902
LifePath 2020 Fund	3,252	238	17,683,602	1,307,319	3,375,317	247,393
LifePath 2030 Fund	25,437	1,864	12,715,777	921,637	4,873,142	351,144
LifePath 2040 Fund	5,486	391	7,680,585	548,388	2,834,286	202,198
LifePath 2050 Fund	—	—	—	—	619,477	65,493

189

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Year ended December 31, 2011:

	Class A Dollar Amounts				Class A Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$11,806,937	$262,516	$5,543,592	$6,525,861	2,017,904	46,711	949,063	1,115,552
Small/Mid Cap Equity Fund	12,326,207	—	7,671,310	4,654,897	1,304,976	—	825,925	479,051
International Equity Fund	5,288,508	256,407	3,006,768	2,538,147	558,882	31,042	323,967	265,957
S&P 500 Index Fund	33,201,889	1,476,802	17,868,435	16,810,256	3,469,739	155,453	1,880,187	1,745,005
Small Cap Index Fund	10,693,306	417,240	6,117,539	4,993,007	890,110	36,435	517,144	409,401
International Index Fund	8,155,801	826,092	6,008,075	2,973,818	773,454	90,480	569,159	294,775
Equity and Bond Fund	11,405,745	547,886	6,018,107	5,935,524	1,417,354	68,533	752,242	733,645
Bond Fund	72,891,147	5,038,518	37,893,738	40,035,927	6,402,931	443,190	3,353,588	3,492,533
Tax Advantaged Bond Fund	81,165,988	4,392,188	45,359,662	40,198,514	7,151,807	389,676	4,084,339	3,457,144
Money Market Fund	194,726,759	(81)	181,984,635	12,742,043	194,726,759	(81)	181,984,635	12,742,043
LifePath Retirement Fund	129,296,318	6,057,257	53,836,137	81,517,438	11,065,317	520,991	4,604,183	6,982,125
LifePath 2020 Fund	166,701,354	8,787,477	67,405,546	108,083,285	12,760,780	687,058	5,161,909	8,285,929
LifePath 2030 Fund	151,399,596	7,163,212	60,620,594	97,942,214	11,400,193	558,755	4,572,789	7,386,159
LifePath 2040 Fund	88,193,698	4,038,923	39,555,882	52,676,739	6,552,764	314,312	2,944,831	3,922,245
LifePath 2050 Fund	30,945,945	2,661,067	8,498,544	25,108,468	3,306,999	309,433	910,713	2,705,719

	Class B Dollar Amounts				Class B Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$331,957	$522	$210,028	$122,451	56,593	93	35,602	21,084
Small/Mid Cap Equity Fund	455,462	—	193,736	261,726	49,863	—	21,569	28,294
International Equity Fund	168,452	6,754	121,090	54,116	18,204	824	13,155	5,873
S&P 500 Index Fund	1,195,486	41,875	675,816	561,545	123,874	4,389	70,788	57,475
Small Cap Index Fund	420,149	21,942	230,401	211,690	35,261	1,944	19,580	17,625
International Index Fund	293,507	34,708	248,738	79,477	27,850	3,793	23,524	8,119
Equity and Bond Fund	376,591	12,891	249,604	139,878	47,241	1,619	31,354	17,506
Bond Fund	1,328,051	117,806	753,930	691,927	117,324	10,375	66,767	60,932
Tax Advantaged Bond Fund	664,567	35,585	208,666	491,486	58,773	3,156	18,897	43,032
Money Market Fund	432,197	—	295,727	136,470	432,197	—	295,727	136,470
LifePath Retirement Fund	1,925,595	115,544	1,403,828	637,311	164,153	9,873	119,609	54,417
LifePath 2020 Fund	4,660,851	232,039	2,584,614	2,308,276	359,240	18,242	199,636	177,846
LifePath 2030 Fund	6,123,770	223,738	3,419,625	2,927,883	463,849	17,521	259,996	221,374
LifePath 2040 Fund	5,621,814	183,708	3,158,658	2,646,864	420,800	14,354	237,357	197,797

190

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Legacy Class A Dollar Amounts				Legacy Class A Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$10,341,867	$469,168	$10,109,896	$701,139	1,690,600	80,475	1,660,553	110,522
Small/Mid Cap Equity Fund	7,945,962	—	7,392,749	553,213	852,846	—	807,248	45,598
International Equity Fund	3,053,138	357,193	3,487,960	(77,629)	323,415	42,877	368,922	(2,630)
S&P 500 Index Fund	37,781,737	3,693,741	40,128,183	1,347,295	3,909,634	387,185	4,160,442	136,377
Small Cap Index Fund	14,928,175	1,339,272	16,499,118	(231,671)	1,249,547	118,102	1,394,245	(26,596)
International Index Fund	7,013,924	1,454,513	10,530,334	(2,061,897)	660,947	159,661	1,017,875	(197,267)
Equity and Bond Fund	10,240,399	1,135,651	9,310,036	2,066,014	1,264,146	140,828	1,149,126	255,848
Bond Fund	23,268,414	3,826,458	21,217,685	5,877,187	2,051,525	336,610	1,874,941	513,194
Tax Advantaged Bond Fund	10,654,299	1,085,529	5,232,353	6,507,475	942,889	96,464	468,564	570,789
Money Market Fund	48,332,570	(106)	42,819,670	5,512,794	48,332,570	(106)	42,819,670	5,512,794
LifePath Retirement Fund	25,972,920	4,653,702	39,566,072	(8,939,450)	2,181,853	392,378	3,322,512	(748,281)
LifePath 2020 Fund	39,196,322	5,726,059	45,108,110	(185,729)	3,014,016	449,454	3,469,098	(5,628)
LifePath 2030 Fund	33,798,758	3,717,490	33,415,879	4,100,369	2,561,981	289,752	2,505,039	346,694
LifePath 2040 Fund	24,238,383	2,400,698	25,013,825	1,625,256	1,802,751	186,391	1,851,023	138,119

	Legacy Class B Dollar Amounts				Legacy Class B Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$814,065	$6,850	$7,523,545	$(6,702,630)	134,659	1,167	1,235,295	(1,099,469)
Small/Mid Cap Equity Fund	894,401	—	5,016,160	(4,121,759)	104,194	—	565,177	(460,983)
International Equity Fund	254,615	33,646	1,726,666	(1,438,405)	27,086	4,073	182,318	(151,159)
S&P 500 Index Fund	2,902,296	397,472	28,596,567	(25,296,799)	301,075	41,490	2,955,228	(2,612,663)
Small Cap Index Fund	1,044,607	197,525	10,662,164	(9,420,032)	90,764	17,715	909,386	(800,907)
International Index Fund	503,685	197,242	4,414,410	(3,713,483)	47,612	21,557	416,506	(347,337)
Equity and Bond Fund	972,369	166,609	7,914,636	(6,775,658)	120,255	20,651	975,242	(834,336)
Bond Fund	1,432,229	573,572	13,065,785	(11,059,984)	125,754	50,613	1,157,815	(981,448)
Tax Advantaged Bond Fund	60,368	39,892	1,062,287	(962,027)	5,332	3,564	95,931	(87,035)
Money Market Fund	4,193,105	—	5,154,651	(961,546)	4,193,105	—	5,154,651	(961,546)
LifePath Retirement Fund	1,938,847	562,654	13,022,302	(10,520,801)	162,733	47,285	1,092,332	(882,314)
LifePath 2020 Fund	3,577,232	683,898	17,927,634	(13,666,504)	274,447	53,681	1,387,066	(1,058,938)
LifePath 2030 Fund	3,131,725	474,251	12,668,119	(9,062,143)	237,622	37,080	968,468	(693,766)
LifePath 2040 Fund	2,752,462	319,287	8,931,978	(5,860,229)	205,256	24,808	668,106	(438,042)

191

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Institutional Shares Dollar Amounts				Institutional Shares Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$5,784,287	$235,590	$6,054,251	$(34,374)	988,182	41,772	1,016,565	13,389
Small/Mid Cap Equity Fund	6,295,798	—	5,308,871	986,927	650,134	—	555,230	94,904
International Equity Fund	2,592,791	197,020	1,976,480	813,331	267,574	23,710	211,957	79,327
S&P 500 Index Fund	13,330,210	1,083,355	13,144,045	1,269,520	1,369,972	113,204	1,348,832	134,344
Small Cap Index Fund	7,924,614	647,437	8,064,167	507,884	645,679	56,354	665,904	36,129
International Index Fund	4,794,355	770,176	5,309,988	254,543	441,917	84,264	502,004	24,177
Equity and Bond Fund	2,674,911	298,816	1,986,165	987,562	333,958	37,313	247,856	123,415
Bond Fund	25,088,665	1,987,187	17,583,511	9,492,341	2,214,669	174,875	1,550,086	839,458
Money Market Fund	70,188,233	424	59,011,028	11,177,629	70,188,233	424	59,011,028	11,177,629
LifePath Retirement Fund	17,510,621	1,304,642	12,205,279	6,609,984	1,469,422	110,045	1,024,480	554,987
LifePath 2020 Fund	27,758,356	2,334,595	18,172,770	11,920,181	2,120,633	182,249	1,390,147	912,735
LifePath 2030 Fund	29,431,342	2,124,365	17,472,932	14,082,775	2,203,417	164,932	1,310,286	1,058,063
LifePath 2040 Fund	30,687,913	2,143,367	19,207,167	13,624,113	2,254,390	165,763	1,408,824	1,011,329

	Class R-1 Dollar Amounts				Class R-1 Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$573,106	$6,052	$673,989	$(94,831)	98,307	1,077	113,229	(13,845)
Small/Mid Cap Equity Fund	627,158	—	875,147	(247,989)	69,271	—	94,935	(25,664)
International Equity Fund	572,770	16,721	715,327	(125,836)	60,915	2,029	75,186	(12,242)
S&P 500 Index Fund	1,892,685	53,380	1,845,941	100,124	196,111	5,601	191,853	9,859
Small Cap Index Fund	605,291	17,854	695,748	(72,603)	50,595	1,563	57,098	(4,940)
International Index Fund	813,471	46,131	875,923	(16,321)	76,738	5,053	82,491	(700)
Equity and Bond Fund	347,963	19,423	408,088	(40,702)	43,652	2,467	51,252	(5,133)
Bond Fund	1,132,758	67,780	1,233,137	(32,599)	99,856	5,968	109,795	(3,971)
Money Market Fund	3,101,030	—	3,403,804	(302,774)	3,101,030	—	3,403,804	(302,774)
LifePath Retirement Fund	1,478,383	78,096	1,667,173	(110,694)	126,208	6,696	142,156	(9,252)
LifePath 2020 Fund	5,374,742	171,514	4,571,350	974,906	414,001	13,463	352,788	74,676
LifePath 2030 Fund	6,156,864	185,919	5,481,300	861,483	467,346	14,570	414,510	67,406
LifePath 2040 Fund	4,711,601	122,621	4,597,473	236,749	352,011	9,580	344,739	16,852
LifePath 2050 Fund	1,045,668	64,591	290,585	819,674	111,888	7,493	30,965	88,416

192

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

	Class R-2 Dollar Amounts				Class R-2 Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$2,199,771	$41,794	$1,739,266	$502,299	379,354	7,450	289,926	96,878
Small/Mid Cap Equity Fund	2,512,819	—	3,101,499	(588,680)	276,024	—	325,733	(49,709)
International Equity Fund	1,658,878	51,799	2,026,880	(316,203)	174,702	6,271	209,921	(28,948)
S&P 500 Index Fund	3,927,922	159,378	3,441,230	646,070	412,180	16,794	353,435	75,539
Small Cap Index Fund	1,729,258	49,508	1,660,719	118,047	143,393	4,328	135,630	12,091
International Index Fund	1,813,761	116,993	1,640,975	289,779	173,865	12,842	151,181	35,526
Equity and Bond Fund	1,212,406	44,357	1,421,986	(165,223)	153,149	5,603	177,469	(18,717)
Bond Fund	2,334,390	141,852	1,965,966	510,276	205,999	12,498	174,675	43,822
Money Market Fund	7,030,973	—	5,718,445	1,312,528	7,030,973	—	5,718,445	1,312,528
LifePath Retirement Fund	3,884,879	288,620	4,380,287	(206,788)	325,584	24,263	363,630	(13,783)
LifePath 2020 Fund	9,788,275	462,992	6,641,642	3,609,625	755,383	36,313	503,430	288,266
LifePath 2030 Fund	9,127,016	352,258	6,464,558	3,014,716	687,770	27,499	480,321	234,948
LifePath 2040 Fund	8,232,236	281,903	5,536,940	2,977,199	614,732	21,938	402,610	234,060
LifePath 2050 Fund	1,591,904	87,156	246,295	1,432,765	172,651	10,099	26,869	155,881

	Class R-3 Dollar Amounts				Class R-3 Share Amounts
2011	Sales	Reinvestments	Redemptions	Net	Sales	Reinvestments	Redemptions	Net
Equity Fund	$114,922	$9,498	$183,708	$(59,288)	19,742	1,684	31,947	(10,521)
Small/Mid Cap Equity Fund	113,394	—	322,520	(209,126)	11,879	—	36,066	(24,187)
International Equity Fund	107,771	10,030	189,587	(71,786)	11,656	1,207	20,974	(8,111)
S&P 500 Index Fund	140,071	13,206	211,208	(57,931)	14,505	1,383	21,987	(6,099)
Small Cap Index Fund	101,570	7,986	167,898	(58,342)	8,494	694	14,667	(5,479)
International Index Fund	116,786	14,062	136,693	(5,845)	11,136	1,537	13,209	(536)
Equity and Bond Fund	320,774	6,694	190,052	137,416	40,236	844	23,629	17,451
Bond Fund	252,059	23,391	230,395	45,055	22,152	2,060	20,213	3,999
Money Market Fund	784,136	19	1,387,991	(603,836)	784,136	19	1,387,992	(603,837)
LifePath Retirement Fund	310,895	25,228	140,290	195,833	26,042	2,133	11,846	16,329
LifePath 2020 Fund	883,830	47,579	1,082,427	(151,018)	67,605	3,726	83,094	(11,763)
LifePath 2030 Fund	477,901	46,106	640,603	(116,596)	35,759	3,582	48,825	(9,484)
LifePath 2040 Fund	557,485	33,878	419,507	171,856	40,965	2,596	31,357	12,204

193

STATE FARM MUTUAL FUND TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following reflects the conversion of Class B, Legacy Class B and Class R-1 shares (reflected as Redemptions) into Class A, Legacy Class A and Class R-2 shares (reflected as Sales), respectively, for the year ended December 31, 2011.

Fund	Class A Dollar Amounts	Class A Share Amounts	Legacy Class A Dollar Amounts	Legacy Class A Share Amounts	Class R-2 Dollar Amounts	Class R-2 Share Amounts
Equity Fund	$7,049	1,223	$5,500,097	896,465	$10,435	1,763
Small/Mid Cap Equity Fund	5,182	538	3,556,894	379,983	35,378	3,836
International Equity Fund	2,552	262	1,050,852	110,637	56,216	5,802
S&P 500 Index Fund	10,983	1,130	20,229,015	2,090,979	235,199	25,026
Small Cap Index Fund	2,297	187	7,525,150	629,609	67,608	5,629
International Index Fund	2,581	245	2,659,004	251,606	130,290	13,708
Equity and Bond Fund	690	86	5,513,476	679,302	2,708	336
Bond Fund	7,210	644	9,830,419	870,994	19,177	1,662
Tax Advantaged Bond Fund	—	—	874,173	79,189	—	—
Money Market Fund	—	—	1,327,708	1,327,708	559,917	559,917
LifePath Retirement Fund	29,185	2,503	7,515,151	633,395	25,124	2,102
LifePath 2020 Fund	3	0	10,095,352	782,390	950,654	74,105
LifePath 2030 Fund	62,886	4,639	7,181,158	548,632	666,492	50,738
LifePath 2040 Fund	2,361	176	3,595,471	272,253	675,525	51,273
LifePath 2050 Fund	—	—	—	—	22,162	2,541

194

(This page intentionally left blank.)

195

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if the performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM MUTUAL FUND TRUST EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$5.69	$0.07	$0.84	$0.91	$(0.07)	$—	$(0.07)
Year ended 12/31/2011	5.78	0.04	(0.09)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.14	0.02	0.64	0.66	(0.02)	—	(0.02)
Year ended 12/31/2009	4.28	0.03	0.86	0.89	(0.03)	—	(0.03)
Year ended 12/31/2008	7.53	0.11	(3.24)	(3.13)	(0.11)	(0.01)	(0.12)
Class B Shares
Year ended 12/31/2012	5.68	0.02	0.85	0.87	(0.02)	—	(0.02)
Year ended 12/31/2011	5.77	—	(0.09)	(0.09)	—	—	—
Year ended 12/31/2010	5.15	(0.02)	0.64	0.62	—	—	—
Year ended 12/31/2009	4.30	—	0.85	0.85	—	—	—
Year ended 12/31/2008	7.53	0.07	(3.22)	(3.15)	(0.07)	(0.01)	(0.08)
Legacy Class A Shares
Year ended 12/31/2012	5.90	0.07	0.88	0.95	(0.06)	—	(0.06)
Year ended 12/31/2011	5.99	0.04	(0.09)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.32	0.02	0.67	0.69	(0.02)	—	(0.02)
Year ended 12/31/2009	4.43	0.03	0.89	0.92	(0.03)	—	(0.03)
Year ended 12/31/2008	7.78	0.12	(3.35)	(3.23)	(0.11)	(0.01)	(0.12)
Legacy Class B Shares
Year ended 12/31/2012	5.88	0.04	0.88	0.92	(0.03)	—	(0.03)
Year ended 12/31/2011	5.96	0.02	(0.10)	(0.08)	—	—	—
Year ended 12/31/2010	5.30	—	0.66	0.66	—	—	—
Year ended 12/31/2009	4.41	0.01	0.89	0.90	(0.01)	—	(0.01)
Year ended 12/31/2008	7.73	0.09	(3.32)	(3.23)	(0.08)	(0.01)	(0.09)
Institutional Shares
Year ended 12/31/2012	5.71	0.08	0.85	0.93	(0.08)	—	(0.08)
Year ended 12/31/2011	5.80	0.06	(0.09)	(0.03)	(0.06)	—	(0.06)
Year ended 12/31/2010	5.15	0.03	0.65	0.68	(0.03)	—	(0.03)
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)
Year ended 12/31/2008	7.54	0.13	(3.24)	(3.11)	(0.13)	(0.01)	(0.14)
Class R-1 Shares
Year ended 12/31/2012	5.69	0.05	0.84	0.89	(0.05)	—	(0.05)
Year ended 12/31/2011	5.78	0.02	(0.09)	(0.07)	(0.02)	—	(0.02)
Year ended 12/31/2010	5.13	—	0.65	0.65	—	—	—
Year ended 12/31/2009	4.28	0.02	0.85	0.87	(0.02)	—	(0.02)
Year ended 12/31/2008	7.52	0.09	(3.22)	(3.13)	(0.10)	(0.01)	(0.11)
Class R-2 Shares
Year ended 12/31/2012	5.68	0.06	0.84	0.90	(0.06)	—	(0.06)
Year ended 12/31/2011	5.77	0.03	(0.08)	(0.05)	(0.04)	—	(0.04)
Year ended 12/31/2010	5.13	0.02	0.64	0.66	(0.02)	—	(0.02)
Year ended 12/31/2009	4.27	0.03	0.85	0.88	(0.02)	—	(0.02)
Year ended 12/31/2008	7.51	0.10	(3.23)	(3.13)	(0.10)	(0.01)	(0.11)
Class R-3 Shares
Year ended 12/31/2012	5.70	0.08	0.86	0.94	(0.08)	—	(0.08)
Year ended 12/31/2011	5.79	0.05	(0.09)	(0.04)	(0.05)	—	(0.05)
Year ended 12/31/2010	5.15	0.03	0.64	0.67	(0.03)	—	(0.03)
Year ended 12/31/2009	4.29	0.04	0.86	0.90	(0.04)	—	(0.04)
Year ended 12/31/2008	7.54	0.12	(3.24)	(3.12)	(0.12)	(0.01)	(0.13)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Class B shares in 2011, Legacy Class B and Class R-1 shares in 2010 and Class B shares in 2009.
(c)	Net investment income distribution represents less than $0.01 per share for Class B and Legacy Class B shares in 2011.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(e)	Net investment income represents less than 0.005% per share for Class B shares in 2011.

196	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses	Net investment income (loss) (e)	Expenses	Net investment income (loss) (e)	Portfolio turnover rate

$6.53	15.93%	$52.4	1.18%	1.06%	1.18%	1.06%	56%
5.69	(0.79)	38.0	1.18	0.71	1.18	0.71	43
5.78	12.89	32.1	1.20	0.40	1.20	0.40	54
5.14	20.82	20.8	1.20	0.70	1.21	0.69	70
4.28	(41.52)	10.8	1.19	1.82	1.19	1.82	143

6.53	15.35	5.1	1.88	0.34	1.88	0.34	56
5.68	(1.53)	4.3	1.88	0.00	1.88	0.00	43
5.77	12.04	4.2	1.90	(0.30)	1.90	(0.30)	54
5.15	19.77	3.5	1.90	0.02	1.91	0.01	70
4.30	(41.84)	2.6	1.89	1.13	1.89	1.13	143

6.79	16.14	79.1	1.18	1.03	1.18	1.03	56
5.90	(0.82)	69.4	1.18	0.70	1.18	0.70	43
5.99	12.94	69.8	1.20	0.39	1.20	0.39	54
5.32	20.68	62.8	1.20	0.72	1.22	0.70	70
4.43	(41.54)	52.9	1.19	1.83	1.19	1.83	143

6.77	15.62	9.9	1.58	0.60	1.58	0.60	56
5.88	(1.29)	11.7	1.58	0.27	1.58	0.27	43
5.96	12.45	18.4	1.60	(0.01)	1.60	(0.01)	54
5.30	20.32	21.0	1.60	0.33	1.62	0.31	70
4.41	(41.77)	19.3	1.59	1.44	1.59	1.44	143

6.56	16.28	153.4	0.93	1.29	0.93	1.29	56
5.71	(0.57)	130.2	0.93	0.95	0.93	0.95	43
5.80	13.26	132.2	0.95	0.65	0.95	0.65	54
5.15	20.93	114.4	0.95	0.97	0.96	0.96	70
4.29	(41.28)	91.2	0.94	2.06	0.94	2.06	143

6.53	15.61	2.7	1.50	0.73	1.50	0.73	56
5.69	(1.16)	2.2	1.50	0.38	1.50	0.38	43
5.78	12.67	2.3	1.52	0.07	1.52	0.07	54
5.13	20.21	2.7	1.52	0.39	1.53	0.38	70
4.28	(41.63)	1.7	1.51	1.50	1.51	1.50	143

6.52	15.82	9.9	1.30	0.95	1.30	0.95	56
5.68	(0.94)	7.5	1.30	0.57	1.30	0.57	43
5.77	12.79	7.0	1.32	0.29	1.32	0.29	54
5.13	20.68	4.4	1.32	0.60	1.33	0.59	70
4.27	(41.62)	3.3	1.31	1.70	1.31	1.70	143

6.56	16.42	2.3	1.00	1.22	1.00	1.22	56
5.70	(0.66)	1.8	1.00	0.87	1.00	0.87	43
5.79	13.00	1.9	1.02	0.58	1.02	0.58	54
5.15	20.91	1.1	1.02	0.91	1.03	0.90	70
4.29	(41.36)	0.7	1.01	2.00	1.01	2.00	143

See accompanying notes to financial statements.	197

STATE FARM MUTUAL FUND TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$8.99	$0.05	$1.45	$1.50	$—	$—	$—
Year ended 12/31/2011	9.24	(0.02)	(0.23)	(0.25)	—	—	—
Year ended 12/31/2010	7.55	(0.02)	1.71	1.69	—	—	—
Year ended 12/31/2009	5.84	(0.01)	1.72	1.71	—	—	—
Year ended 12/31/2008	10.92	(0.03)	(5.00)	(5.03)	—	(0.05)	(0.05)
Class B Shares
Year ended 12/31/2012	8.65	(0.02)	1.39	1.37	—	—	—
Year ended 12/31/2011	8.95	(0.08)	(0.22)	(0.30)	—	—	—
Year ended 12/31/2010	7.35	(0.06)	1.66	1.60	—	—	—
Year ended 12/31/2009	5.73	(0.04)	1.66	1.62	—	—	—
Year ended 12/31/2008	10.77	(0.09)	(4.90)	(4.99)	—	(0.05)	(0.05)
Legacy Class A Shares
Year ended 12/31/2012	8.83	0.05	1.43	1.48	—	—	—
Year ended 12/31/2011	9.07	(0.02)	(0.22)	(0.24)	—	—	—
Year ended 12/31/2010	7.41	(0.02)	1.68	1.66	—	—	—
Year ended 12/31/2009	5.74	(0.01)	1.68	1.67	—	—	—
Year ended 12/31/2008	10.72	(0.03)	(4.90)	(4.93)	—	(0.05)	(0.05)
Legacy Class B Shares
Year ended 12/31/2012	8.39	0.01	1.35	1.36	—	—	—
Year ended 12/31/2011	8.65	(0.06)	(0.20)	(0.26)	—	—	—
Year ended 12/31/2010	7.10	(0.05)	1.60	1.55	—	—	—
Year ended 12/31/2009	5.52	(0.03)	1.61	1.58	—	—	—
Year ended 12/31/2008	10.36	(0.07)	(4.72)	(4.79)	—	(0.05)	(0.05)
Institutional Shares
Year ended 12/31/2012	9.13	0.08	1.47	1.55	—	—	—
Year ended 12/31/2011	9.35	—	(0.22)	(0.22)	—	—	—
Year ended 12/31/2010	7.62	—	1.73	1.73	—	—	—
Year ended 12/31/2009	5.89	0.01	1.72	1.73	—	—	—
Year ended 12/31/2008	10.97	(0.01)	(5.02)	(5.03)	—	(0.05)	(0.05)
Class R-1 Shares
Year ended 12/31/2012	8.69	0.02	1.40	1.42	—	—	—
Year ended 12/31/2011	8.96	(0.05)	(0.22)	(0.27)	—	—	—
Year ended 12/31/2010	7.34	(0.04)	1.66	1.62	—	—	—
Year ended 12/31/2009	5.70	(0.03)	1.67	1.64	—	—	—
Year ended 12/31/2008	10.69	(0.06)	(4.88)	(4.94)	—	(0.05)	(0.05)
Class R-2 Shares
Year ended 12/31/2012	8.83	0.04	1.42	1.46	—	—	—
Year ended 12/31/2011	9.08	(0.03)	(0.22)	(0.25)	—	—	—
Year ended 12/31/2010	7.43	(0.02)	1.67	1.65	—	—	—
Year ended 12/31/2009	5.76	(0.01)	1.68	1.67	—	—	—
Year ended 12/31/2008	10.77	(0.04)	(4.92)	(4.96)	—	(0.05)	(0.05)
Class R-3 Shares
Year ended 12/31/2012	9.06	0.07	1.46	1.53	—	—	—
Year ended 12/31/2011	9.29	(0.01)	(0.22)	(0.23)	—	—	—
Year ended 12/31/2010	7.57	—	1.72	1.72	—	—	—
Year ended 12/31/2009	5.86	—	1.71	1.71	—	—	—
Year ended 12/31/2008	10.92	(0.02)	(4.99)	(5.01)	—	(0.05)	(0.05)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Institutional shares in 2011, Institutional and Class R-3 shares in 2010 and Class R-3 shares in 2009.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

198	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$10.49	16.69%	$50.4	1.40%	0.55%	1.42%	0.53%	91%
8.99	(2.71)	39.3	1.40	(0.23)	1.43	(0.26)	86
9.24	22.38	36.0	1.40	(0.19)	1.47	(0.26)	107
7.55	29.28	25.1	1.40	(0.12)	1.49	(0.21)	130
5.84	(46.01)	15.4	1.40	(0.35)	1.45	(0.40)	99

10.02	15.84	10.9	2.10	(0.18)	2.12	(0.20)	91
8.65	(3.35)	9.4	2.10	(0.94)	2.13	(0.97)	86
8.95	21.77	9.4	2.00	(0.80)	2.07	(0.87)	107
7.35	28.27	7.6	2.00	(0.72)	2.10	(0.82)	130
5.73	(46.28)	5.7	2.00	(0.96)	2.04	(1.00)	99

10.31	16.76	75.7	1.40	0.52	1.42	0.50	91
8.83	(2.65)	65.9	1.40	(0.24)	1.43	(0.27)	86
9.07	22.40	67.2	1.40	(0.20)	1.47	(0.27)	107
7.41	29.09	55.5	1.40	(0.12)	1.50	(0.22)	130
5.74	(45.94)	43.2	1.40	(0.37)	1.45	(0.42)	99

9.75	16.21	12.8	1.80	0.07	1.82	0.05	91
8.39	(3.01)	13.4	1.80	(0.66)	1.83	(0.69)	86
8.65	21.83	17.8	1.80	(0.62)	1.87	(0.69)	107
7.10	28.62	17.2	1.80	(0.52)	1.90	(0.62)	130
5.52	(46.18)	14.3	1.80	(0.77)	1.85	(0.82)	99

10.68	16.98	32.4	1.15	0.79	1.17	0.77	91
9.13	(2.35)	26.2	1.15	0.01	1.18	(0.02)	86
9.35	22.70	25.9	1.15	0.05	1.22	(0.02)	107
7.62	29.37	20.2	1.15	0.13	1.25	0.03	130
5.89	(45.80)	14.0	1.15	(0.11)	1.20	(0.16)	99

10.11	16.34	3.2	1.72	0.17	1.74	0.15	91
8.69	(3.01)	3.0	1.72	(0.56)	1.75	(0.59)	86
8.96	22.07	3.3	1.72	(0.53)	1.79	(0.60)	107
7.34	28.77	3.1	1.72	(0.44)	1.81	(0.53)	130
5.70	(46.16)	1.9	1.72	(0.68)	1.77	(0.73)	99

10.29	16.53	9.1	1.52	0.45	1.54	0.43	91
8.83	(2.75)	6.4	1.52	(0.38)	1.55	(0.41)	86
9.08	22.21	7.1	1.52	(0.30)	1.59	(0.37)	107
7.43	28.99	4.4	1.52	(0.24)	1.62	(0.34)	130
5.76	(46.00)	3.4	1.52	(0.48)	1.57	(0.53)	99

10.59	16.89	2.1	1.22	0.72	1.24	0.70	91
9.06	(2.48)	1.6	1.22	(0.07)	1.25	(0.10)	86
9.29	22.72	1.9	1.22	(0.02)	1.29	(0.09)	107
7.57	29.18	1.2	1.22	0.07	1.32	(0.03)	130
5.86	(45.83)	0.8	1.22	(0.18)	1.27	(0.23)	99

See accompanying notes to financial statements.	199

STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income (c)	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$8.28	$0.09	$1.45	$1.54	$—	$—	$—
Year ended 12/31/2011	9.77	0.07	(1.43)	(1.36)	(0.13)	—	(0.13)
Year ended 12/31/2010	8.87	0.05	0.99	1.04	(0.14)	—	(0.14)
Year ended 12/31/2009	6.57	0.05	2.30	2.35	(0.05)	—	(0.05)
Year ended 12/31/2008	12.80	0.16	(6.18)	(6.02)	—	(0.21)	(0.21)
Class B Shares
Year ended 12/31/2012	8.23	0.03	1.43	1.46	—	—	—
Year ended 12/31/2011	9.70	0.01	(1.41)	(1.40)	(0.07)	—	(0.07)
Year ended 12/31/2010	8.81	—	0.98	0.98	(0.09)	—	(0.09)
Year ended 12/31/2009	6.53	0.01	2.27	2.28	—	—	—
Year ended 12/31/2008	12.80	0.10	(6.16)	(6.06)	—	(0.21)	(0.21)
Legacy Class A Shares
Year ended 12/31/2012	8.35	0.09	1.47	1.56	—	—	—
Year ended 12/31/2011	9.85	0.07	(1.44)	(1.37)	(0.13)	—	(0.13)
Year ended 12/31/2010	8.94	0.05	1.00	1.05	(0.14)	—	(0.14)
Year ended 12/31/2009	6.61	0.05	2.32	2.37	(0.04)	—	(0.04)
Year ended 12/31/2008	12.88	0.16	(6.22)	(6.06)	—	(0.21)	(0.21)
Legacy Class B Shares
Year ended 12/31/2012	8.29	0.05	1.45	1.50	—	—	—
Year ended 12/31/2011	9.76	0.04	(1.42)	(1.38)	(0.09)	—	(0.09)
Year ended 12/31/2010	8.86	0.02	0.98	1.00	(0.10)	—	(0.10)
Year ended 12/31/2009	6.56	0.02	2.29	2.31	(0.01)	—	(0.01)
Year ended 12/31/2008	12.83	0.12	(6.18)	(6.06)	—	(0.21)	(0.21)
Institutional Shares
Year ended 12/31/2012	8.33	0.11	1.47	1.58	—	—	—
Year ended 12/31/2011	9.83	0.10	(1.44)	(1.34)	(0.16)	—	(0.16)
Year ended 12/31/2010	8.92	0.07	1.00	1.07	(0.16)	—	(0.16)
Year ended 12/31/2009	6.59	0.07	2.32	2.39	(0.06)	—	(0.06)
Year ended 12/31/2008	12.81	0.19	(6.20)	(6.01)	—	(0.21)	(0.21)
Class R-1 Shares
Year ended 12/31/2012	8.26	0.06	1.45	1.51	—	—	—
Year ended 12/31/2011	9.74	0.04	(1.42)	(1.38)	(0.10)	—	(0.10)
Year ended 12/31/2010	8.84	0.02	0.99	1.01	(0.11)	—	(0.11)
Year ended 12/31/2009	6.55	0.03	2.28	2.31	(0.02)	—	(0.02)
Year ended 12/31/2008	12.80	0.13	(6.17)	(6.04)	—	(0.21)	(0.21)
Class R-2 Shares
Year ended 12/31/2012	8.29	0.08	1.44	1.52	—	—	—
Year ended 12/31/2011	9.77	0.06	(1.42)	(1.36)	(0.12)	—	(0.12)
Year ended 12/31/2010	8.87	0.04	0.99	1.03	(0.13)	—	(0.13)
Year ended 12/31/2009	6.57	0.04	2.30	2.34	(0.04)	—	(0.04)
Year ended 12/31/2008	12.81	0.15	(6.18)	(6.03)	—	(0.21)	(0.21)
Class R-3 Shares
Year ended 12/31/2012	8.33	0.11	1.46	1.57	—	—	—
Year ended 12/31/2011	9.83	0.09	(1.44)	(1.35)	(0.15)	—	(0.15)
Year ended 12/31/2010	8.91	0.07	1.00	1.07	(0.15)	—	(0.15)
Year ended 12/31/2009	6.59	0.07	2.31	2.38	(0.06)	—	(0.06)
Year ended 12/31/2008	12.82	0.18	(6.20)	(6.02)	—	(0.21)	(0.21)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Class B shares in 2010 and 2007.
(c)	Net investment income distribution represents less than $0.01 per share for Class B shares in 2009.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

200	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$9.82	18.60%	$30.0	1.50%	0.99%	1.55%	0.94%	47%
8.28	(13.89)	23.3	1.50	0.77	1.63	0.64	57
9.77	11.75	24.9	1.50	0.55	1.68	0.37	66
8.87	35.73	18.2	1.50	0.66	1.72	0.44	62
6.57	(47.02)	11.0	1.50	1.58	1.67	1.41	154

9.69	17.74	9.2	2.20	0.30	2.25	0.25	47
8.23	(14.45)	7.8	2.20	0.07	2.33	(0.06)	57
9.70	11.09	9.1	2.10	(0.04)	2.27	(0.21)	66
8.81	34.92	8.2	2.10	0.12	2.34	(0.12)	62
6.53	(47.34)	6.0	2.10	0.98	2.27	0.81	154

9.91	18.68	44.5	1.50	1.00	1.55	0.95	47
8.35	(13.89)	38.6	1.50	0.77	1.63	0.64	57
9.85	11.72	45.5	1.50	0.57	1.67	0.40	66
8.94	35.90	41.8	1.50	0.71	1.73	0.48	62
6.61	(47.04)	31.0	1.50	1.59	1.67	1.42	154

9.79	18.09	10.7	1.90	0.61	1.95	0.56	47
8.29	(14.14)	10.1	1.90	0.38	2.03	0.25	57
9.76	11.27	13.3	1.90	0.18	2.07	0.01	66
8.86	35.26	13.5	1.90	0.33	2.13	0.10	62
6.56	(47.27)	10.5	1.90	1.18	2.07	1.01	154

9.91	18.97	17.1	1.25	1.25	1.30	1.20	47
8.33	(13.68)	13.6	1.25	1.03	1.38	0.90	57
9.83	12.01	15.3	1.25	0.82	1.43	0.64	66
8.92	36.31	12.8	1.25	0.93	1.48	0.70	62
6.59	(46.91)	8.2	1.25	1.83	1.42	1.66	154

9.77	18.28	2.5	1.82	0.69	1.87	0.64	47
8.26	(14.16)	2.4	1.82	0.48	1.95	0.35	57
9.74	11.40	2.9	1.82	0.24	1.99	0.07	66
8.84	35.31	3.2	1.82	0.37	2.05	0.14	62
6.55	(47.18)	2.1	1.82	1.26	2.00	1.08	154

9.81	18.34	5.9	1.62	0.87	1.67	0.82	47
8.29	(13.94)	4.7	1.62	0.66	1.75	0.53	57
9.77	11.63	5.8	1.62	0.43	1.80	0.25	66
8.87	35.59	3.8	1.62	0.52	1.85	0.29	62
6.57	(47.06)	2.6	1.62	1.48	1.79	1.31	154

9.90	18.85	1.9	1.32	1.20	1.37	1.15	47
8.33	(13.75)	1.6	1.32	0.95	1.45	0.82	57
9.83	12.06	1.9	1.32	0.75	1.49	0.58	66
8.91	36.08	1.4	1.32	0.89	1.55	0.66	62
6.59	(46.99)	0.9	1.32	1.76	1.49	1.59	154

See accompanying notes to financial statements.	201

STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized) (c)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$9.45	$0.16	$1.27	$1.43	$(0.16)	$—	$(0.16)
Year ended 12/31/2011	9.45	0.13	—	0.13	(0.13)	—	(0.13)
Year ended 12/31/2010	8.37	0.11	1.08	1.19	(0.11)	—	(0.11)
Year ended 12/31/2009	6.74	0.12	1.62	1.74	(0.11)	—	(0.11)
Year ended 12/31/2008	11.08	0.15	(4.32)	(4.17)	(0.16)	(0.01)	(0.17)
Class B Shares
Year ended 12/31/2012	9.48	0.09	1.27	1.36	(0.08)	—	(0.08)
Year ended 12/31/2011	9.48	0.06	—	0.06	(0.06)	—	(0.06)
Year ended 12/31/2010	8.40	0.05	1.08	1.13	(0.05)	—	(0.05)
Year ended 12/31/2009	6.77	0.07	1.61	1.68	(0.05)	—	(0.05)
Year ended 12/31/2008	11.10	0.09	(4.31)	(4.22)	(0.10)	(0.01)	(0.11)
Legacy Class A Shares
Year ended 12/31/2012	9.48	0.16	1.27	1.43	(0.15)	—	(0.15)
Year ended 12/31/2011	9.48	0.13	—	0.13	(0.13)	—	(0.13)
Year ended 12/31/2010	8.40	0.11	1.08	1.19	(0.11)	—	(0.11)
Year ended 12/31/2009	6.76	0.12	1.62	1.74	(0.10)	—	(0.10)
Year ended 12/31/2008	11.09	0.15	(4.31)	(4.16)	(0.16)	(0.01)	(0.17)
Legacy Class B Shares
Year ended 12/31/2012	9.52	0.11	1.28	1.39	(0.09)	—	(0.09)
Year ended 12/31/2011	9.51	0.09	(0.01)	0.08	(0.07)	—	(0.07)
Year ended 12/31/2010	8.41	0.08	1.08	1.16	(0.06)	—	(0.06)
Year ended 12/31/2009	6.77	0.09	1.62	1.71	(0.07)	—	(0.07)
Year ended 12/31/2008	11.09	0.11	(4.31)	(4.20)	(0.11)	(0.01)	(0.12)
Institutional Shares
Year ended 12/31/2012	9.51	0.19	1.27	1.46	(0.18)	—	(0.18)
Year ended 12/31/2011	9.51	0.15	—	0.15	(0.15)	—	(0.15)
Year ended 12/31/2010	8.41	0.13	1.10	1.23	(0.13)	—	(0.13)
Year ended 12/31/2009	6.76	0.13	1.64	1.77	(0.12)	—	(0.12)
Year ended 12/31/2008	11.12	0.17	(4.34)	(4.17)	(0.18)	(0.01)	(0.19)
Class R-1 Shares
Year ended 12/31/2012	9.47	0.13	1.27	1.40	(0.12)	—	(0.12)
Year ended 12/31/2011	9.48	0.10	(0.01)	0.09	(0.10)	—	(0.10)
Year ended 12/31/2010	8.39	0.08	1.09	1.17	(0.08)	—	(0.08)
Year ended 12/31/2009	6.75	0.09	1.63	1.72	(0.08)	—	(0.08)
Year ended 12/31/2008	11.09	0.12	(4.32)	(4.20)	(0.13)	(0.01)	(0.14)
Class R-2 Shares
Year ended 12/31/2012	9.43	0.15	1.26	1.41	(0.14)	—	(0.14)
Year ended 12/31/2011	9.44	0.12	—	0.12	(0.13)	—	(0.13)
Year ended 12/31/2010	8.36	0.10	1.08	1.18	(0.10)	—	(0.10)
Year ended 12/31/2009	6.73	0.11	1.62	1.73	(0.10)	—	(0.10)
Year ended 12/31/2008	11.06	0.14	(4.31)	(4.17)	(0.15)	(0.01)	(0.16)
Class R-3 Shares
Year ended 12/31/2012	9.50	0.18	1.27	1.45	(0.17)	—	(0.17)
Year ended 12/31/2011	9.50	0.15	—	0.15	(0.15)	—	(0.15)
Year ended 12/31/2010	8.42	0.13	1.08	1.21	(0.13)	—	(0.13)
Year ended 12/31/2009	6.77	0.13	1.63	1.76	(0.11)	—	(0.11)
Year ended 12/31/2008	11.12	0.17	(4.33)	(4.16)	(0.18)	(0.01)	(0.19)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio through May 11, 2012.
(c)	Net gain (loss) on investments represents less than $0.01 per share for Class A, Class B, Legacy Class A, Institutional, Class R-2 and Class R-3 shares in 2011.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(e)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.
(f)	The 2012 portfolio turnover rate reflects the period from May 12, 2012 to December 31, 2012 and excludes in-kind contribution of portfolio securities received on May 12, 2012. Prior to May 12, 2012, the S&P 500 Index Fund invested all of its assets in its corresponding Master Portfolio. The portfolio turnover rate of the Master Portfolio for the period January 1, 2012 through May 11, 2012 was 5%.

202	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses (b)(e)	Net investment income (loss) (b)	Expenses (b)	Net investment income (loss) (b)	Portfolio turnover rate (f)

$10.72	15.02%	$154.6	0.76%	1.54%	0.76%	1.54%	2%
9.45	1.39	115.0	0.80	1.34	0.81	1.33	5
9.45	14.27	98.5	0.79	1.29	0.79	1.29	9
8.37	25.76	68.7	0.79	1.60	0.80	1.59	5
6.74	(37.51)	40.4	0.79	1.63	0.79	1.63	8

10.76	14.37	18.5	1.47	0.83	1.47	0.83	2
9.48	0.67	15.8	1.50	0.64	1.51	0.63	5
9.48	13.43	15.3	1.49	0.59	1.49	0.59	9
8.40	24.87	12.9	1.50	0.92	1.50	0.92	5
6.77	(37.96)	9.6	1.49	0.93	1.49	0.93	8

10.76	15.13	315.1	0.77	1.53	0.77	1.53	2
9.48	1.35	277.0	0.80	1.33	0.81	1.32	5
9.48	14.17	275.7	0.79	1.28	0.79	1.28	9
8.40	25.74	247.7	0.80	1.63	0.80	1.63	5
6.76	(37.46)	208.0	0.79	1.61	0.79	1.61	8

10.82	14.63	40.2	1.17	1.10	1.17	1.10	2
9.52	0.87	52.2	1.20	0.91	1.21	0.90	5
9.51	13.84	77.0	1.19	0.88	1.19	0.88	9
8.41	25.25	82.9	1.20	1.23	1.20	1.23	5
6.77	(37.78)	72.5	1.19	1.20	1.19	1.20	8

10.79	15.37	82.5	0.52	1.78	0.52	1.78	2
9.51	1.61	68.3	0.55	1.58	0.56	1.57	5
9.51	14.66	67.0	0.54	1.53	0.54	1.53	9
8.41	26.15	57.2	0.55	1.86	0.55	1.86	5
6.76	(37.39)	41.9	0.54	1.86	0.54	1.86	8

10.75	14.77	6.5	1.09	1.20	1.09	1.20	2
9.47	0.98	6.0	1.12	1.02	1.13	1.01	5
9.48	13.89	5.9	1.11	0.96	1.11	0.96	9
8.39	25.47	6.6	1.12	1.29	1.12	1.29	5
6.75	(37.76)	4.8	1.11	1.32	1.11	1.32	8

10.70	14.98	15.7	0.89	1.42	0.89	1.42	2
9.43	1.21	13.3	0.92	1.21	0.93	1.20	5
9.44	14.14	12.6	0.91	1.17	0.91	1.17	9
8.36	25.66	9.2	0.92	1.50	0.92	1.50	5
6.73	(37.60)	6.5	0.91	1.51	0.91	1.51	8

10.78	15.32	2.5	0.59	1.72	0.59	1.72	2
9.50	1.60	1.9	0.62	1.51	0.63	1.50	5
9.50	14.35	2.0	0.61	1.47	0.61	1.47	9
8.42	26.03	1.6	0.62	1.81	0.62	1.81	5
6.77	(37.35)	1.3	0.61	1.81	0.61	1.81	8

See accompanying notes to financial statements.	203

STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (c)	Total distributions
Class A Shares
Year ended 12/31/2012	$11.35	$0.13	$1.59	$1.72	$(0.11)	$(0.31)	$(0.42)
Year ended 12/31/2011	12.09	0.03	(0.63)	(0.60)	(0.03)	(0.11)	(0.14)
Year ended 12/31/2010	9.65	0.04	2.44	2.48	(0.04)	—	(0.04)
Year ended 12/31/2009	7.68	0.04	1.97	2.01	(0.04)	—	(0.04)
Year ended 12/31/2008	13.04	0.06	(4.62)	(4.56)	(0.05)	(0.75)	(0.80)
Class B Shares
Year ended 12/31/2012	11.18	0.04	1.57	1.61	(0.02)	(0.31)	(0.33)
Year ended 12/31/2011	11.98	(0.05)	(0.64)	(0.69)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.60	(0.03)	2.41	2.38	—	—	—
Year ended 12/31/2009	7.66	(0.02)	1.96	1.94	—	—	—
Year ended 12/31/2008	13.01	(0.02)	(4.58)	(4.60)	—	(0.75)	(0.75)
Legacy Class A Shares
Year ended 12/31/2012	11.24	0.13	1.57	1.70	(0.10)	(0.31)	(0.41)
Year ended 12/31/2011	11.98	0.03	(0.64)	(0.61)	(0.02)	(0.11)	(0.13)
Year ended 12/31/2010	9.56	0.04	2.41	2.45	(0.03)	—	(0.03)
Year ended 12/31/2009	7.61	0.04	1.95	1.99	(0.04)	—	(0.04)
Year ended 12/31/2008	12.91	0.06	(4.57)	(4.51)	(0.04)	(0.75)	(0.79)
Legacy Class B Shares
Year ended 12/31/2012	11.05	0.07	1.55	1.62	(0.05)	(0.31)	(0.36)
Year ended 12/31/2011	11.80	(0.02)	(0.62)	(0.64)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.42	—	2.38	2.38	—	—	—
Year ended 12/31/2009	7.51	0.01	1.91	1.92	(0.01)	—	(0.01)
Year ended 12/31/2008	12.74	0.02	(4.50)	(4.48)	—	(0.75)	(0.75)
Institutional Shares
Year ended 12/31/2012	11.39	0.16	1.60	1.76	(0.13)	(0.31)	(0.44)
Year ended 12/31/2011	12.14	0.06	(0.65)	(0.59)	(0.05)	(0.11)	(0.16)
Year ended 12/31/2010	9.68	0.07	2.45	2.52	(0.06)	—	(0.06)
Year ended 12/31/2009	7.70	0.06	1.98	2.04	(0.06)	—	(0.06)
Year ended 12/31/2008	13.06	0.09	(4.63)	(4.54)	(0.07)	(0.75)	(0.82)
Class R-1 Shares
Year ended 12/31/2012	11.32	0.09	1.59	1.68	(0.06)	(0.31)	(0.37)
Year ended 12/31/2011	12.08	(0.01)	(0.64)	(0.65)	—	(0.11)	(0.11)
Year ended 12/31/2010	9.64	—	2.44	2.44	—	—	—
Year ended 12/31/2009	7.67	0.01	1.97	1.98	(0.01)	—	(0.01)
Year ended 12/31/2008	13.00	0.03	(4.60)	(4.57)	(0.01)	(0.75)	(0.76)
Class R-2 Shares
Year ended 12/31/2012	11.34	0.11	1.59	1.70	(0.09)	(0.31)	(0.40)
Year ended 12/31/2011	12.08	0.02	(0.64)	(0.62)	(0.01)	(0.11)	(0.12)
Year ended 12/31/2010	9.64	0.03	2.43	2.46	(0.02)	—	(0.02)
Year ended 12/31/2009	7.68	0.03	1.97	2.00	(0.04)	—	(0.04)
Year ended 12/31/2008	13.03	0.05	(4.62)	(4.57)	(0.03)	(0.75)	(0.78)
Class R-3 Shares
Year ended 12/31/2012	11.40	0.15	1.60	1.75	(0.13)	(0.31)	(0.44)
Year ended 12/31/2011	12.15	0.05	(0.65)	(0.60)	(0.04)	(0.11)	(0.15)
Year ended 12/31/2010	9.69	0.06	2.45	2.51	(0.05)	—	(0.05)
Year ended 12/31/2009	7.71	0.05	1.98	2.03	(0.05)	—	(0.05)
Year ended 12/31/2008	13.06	0.08	(4.61)	(4.53)	(0.07)	(0.75)	(0.82)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net investment income represents less than $0.01 per share for Legacy Class B and Class R-1 shares in 2010.
(c)	Net realized gain distributions represent less than $0.01 per share in 2009.
(d)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

204	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (d)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$12.65	15.22%	$51.5	0.95%	1.05%	0.98%	1.02%	14%
11.35	(4.97)	41.8	0.95	0.28	0.98	0.25	14
12.09	25.66	39.6	0.95	0.41	1.01	0.35	15
9.65	26.21	26.3	0.95	0.50	1.03	0.42	20
7.68	(34.60)	17.5	0.95	0.57	1.00	0.52	20

12.46	14.48	10.7	1.65	0.33	1.68	0.30	14
11.18	(5.73)	9.6	1.65	(0.43)	1.68	(0.46)	14
11.98	24.79	10.1	1.65	(0.31)	1.71	(0.37)	15
9.60	25.33	7.9	1.65	(0.21)	1.73	(0.29)	20
7.66	(35.00)	6.1	1.65	(0.14)	1.70	(0.19)	20

12.53	15.26	150.6	0.95	1.02	0.98	0.99	14
11.24	(5.04)	134.7	0.95	0.27	0.98	0.24	14
11.98	25.65	143.8	0.95	0.39	1.01	0.33	15
9.56	26.13	118.3	0.95	0.49	1.03	0.41	20
7.61	(34.53)	97.8	0.95	0.55	1.00	0.50	20

12.31	14.72	29.3	1.35	0.58	1.38	0.55	14
11.05	(5.39)	32.5	1.35	(0.15)	1.38	(0.18)	14
11.80	25.27	44.1	1.35	(0.03)	1.41	(0.09)	15
9.42	25.54	41.1	1.35	0.09	1.43	0.01	20
7.51	(34.79)	35.2	1.35	0.15	1.40	0.10	20

12.71	15.60	54.1	0.70	1.27	0.73	1.24	14
11.39	(4.81)	47.6	0.70	0.51	0.73	0.48	14
12.14	26.01	50.3	0.70	0.64	0.76	0.58	15
9.68	26.47	38.9	0.70	0.74	0.78	0.66	20
7.70	(34.35)	28.9	0.70	0.81	0.75	0.76	20

12.63	14.88	3.2	1.27	0.71	1.30	0.68	14
11.32	(5.35)	2.7	1.27	(0.06)	1.30	(0.09)	14
12.08	25.31	3.0	1.27	0.04	1.33	(0.02)	15
9.64	25.86	3.0	1.27	0.17	1.35	0.09	20
7.67	(34.77)	2.3	1.27	0.24	1.32	0.19	20

12.64	15.09	6.8	1.07	0.93	1.10	0.90	14
11.34	(5.13)	5.6	1.07	0.13	1.10	0.10	14
12.08	25.57	5.9	1.07	0.29	1.13	0.23	15
9.64	26.00	3.7	1.07	0.38	1.15	0.30	20
7.68	(34.67)	2.7	1.07	0.44	1.12	0.39	20

12.71	15.44	1.9	0.77	1.24	0.80	1.21	14
11.40	(4.88)	1.5	0.77	0.44	0.80	0.41	14
12.15	25.92	1.7	0.77	0.58	0.83	0.52	15
9.69	26.38	1.2	0.77	0.68	0.85	0.60	20
7.71	(34.33)	0.8	0.77	0.74	0.82	0.69	20

See accompanying notes to financial statements.	205

STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$9.19	$0.22	$1.38	$1.60	$(0.24)	$—	$(0.24)
Year ended 12/31/2011	10.84	0.22	(1.62)	(1.40)	(0.25)	—	(0.25)
Year ended 12/31/2010	10.33	0.16	0.52	0.68	(0.17)	—	(0.17)
Year ended 12/31/2009	8.25	0.17	2.12	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.67	0.29	(6.51)	(6.22)	(0.20)	—	(0.20)
Class B Shares
Year ended 12/31/2012	9.20	0.15	1.39	1.54	(0.17)	—	(0.17)
Year ended 12/31/2011	10.84	0.16	(1.63)	(1.47)	(0.17)	—	(0.17)
Year ended 12/31/2010	10.34	0.09	0.51	0.60	(0.10)	—	(0.10)
Year ended 12/31/2009	8.26	0.11	2.12	2.23	(0.15)	—	(0.15)
Year ended 12/31/2008	14.67	0.21	(6.50)	(6.29)	(0.12)	—	(0.12)
Legacy Class A Shares
Year ended 12/31/2012	9.17	0.22	1.38	1.60	(0.24)	—	(0.24)
Year ended 12/31/2011	10.81	0.23	(1.63)	(1.40)	(0.24)	—	(0.24)
Year ended 12/31/2010	10.30	0.16	0.52	0.68	(0.17)	—	(0.17)
Year ended 12/31/2009	8.22	0.17	2.12	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.65	0.30	(6.54)	(6.24)	(0.19)	—	(0.19)
Legacy Class B Shares
Year ended 12/31/2012	9.21	0.18	1.38	1.56	(0.19)	—	(0.19)
Year ended 12/31/2011	10.84	0.19	(1.63)	(1.44)	(0.19)	—	(0.19)
Year ended 12/31/2010	10.33	0.13	0.50	0.63	(0.12)	—	(0.12)
Year ended 12/31/2009	8.25	0.14	2.11	2.25	(0.17)	—	(0.17)
Year ended 12/31/2008	14.66	0.25	(6.52)	(6.27)	(0.14)	—	(0.14)
Institutional Shares
Year ended 12/31/2012	9.19	0.25	1.39	1.64	(0.26)	—	(0.26)
Year ended 12/31/2011	10.84	0.26	(1.64)	(1.38)	(0.27)	—	(0.27)
Year ended 12/31/2010	10.33	0.19	0.52	0.71	(0.20)	—	(0.20)
Year ended 12/31/2009	8.24	0.19	2.13	2.32	(0.23)	—	(0.23)
Year ended 12/31/2008	14.70	0.33	(6.57)	(6.24)	(0.22)	—	(0.22)
Class R-1 Shares
Year ended 12/31/2012	9.19	0.19	1.38	1.57	(0.20)	—	(0.20)
Year ended 12/31/2011	10.83	0.20	(1.63)	(1.43)	(0.21)	—	(0.21)
Year ended 12/31/2010	10.32	0.13	0.51	0.64	(0.13)	—	(0.13)
Year ended 12/31/2009	8.24	0.14	2.13	2.27	(0.19)	—	(0.19)
Year ended 12/31/2008	14.67	0.26	(6.53)	(6.27)	(0.16)	—	(0.16)
Class R-2 Shares
Year ended 12/31/2012	9.17	0.21	1.38	1.59	(0.23)	—	(0.23)
Year ended 12/31/2011	10.81	0.22	(1.63)	(1.41)	(0.23)	—	(0.23)
Year ended 12/31/2010	10.31	0.15	0.51	0.66	(0.16)	—	(0.16)
Year ended 12/31/2009	8.23	0.15	2.14	2.29	(0.21)	—	(0.21)
Year ended 12/31/2008	14.67	0.28	(6.53)	(6.25)	(0.19)	—	(0.19)
Class R-3 Shares
Year ended 12/31/2012	9.20	0.24	1.40	1.64	(0.26)	—	(0.26)
Year ended 12/31/2011	10.85	0.25	(1.64)	(1.39)	(0.26)	—	(0.26)
Year ended 12/31/2010	10.35	0.18	0.51	0.69	(0.19)	—	(0.19)
Year ended 12/31/2009	8.26	0.19	2.13	2.32	(0.23)	—	(0.23)
Year ended 12/31/2008	14.71	0.32	(6.55)	(6.23)	(0.22)	—	(0.22)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

206	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$10.55	17.41%	$47.8	1.20%	2.23%	1.26%	2.17%	4%
9.19	(12.94)	38.7	1.20	2.17	1.23	2.14	4
10.84	6.59	42.5	1.20	1.62	1.23	1.59	4
10.33	27.79	35.0	1.19	1.86	1.29	1.76	6
8.25	(42.38)	23.6	1.15	2.49	1.28	2.36	8

10.57	16.74	10.3	1.90	1.55	1.96	1.49	4
9.20	(13.54)	9.0	1.90	1.48	1.93	1.45	4
10.84	5.80	10.5	1.90	0.93	1.93	0.90	4
10.34	26.98	9.8	1.89	1.22	2.00	1.11	6
8.26	(42.89)	7.6	1.85	1.79	1.98	1.66	8

10.53	17.43	83.4	1.20	2.25	1.26	2.19	4
9.17	(12.91)	74.1	1.20	2.19	1.23	2.16	4
10.81	6.58	89.5	1.20	1.63	1.23	1.60	4
10.30	27.83	87.7	1.19	1.92	1.30	1.81	6
8.22	(42.55)	72.2	1.15	2.51	1.28	2.38	8

10.58	16.96	17.9	1.60	1.88	1.66	1.82	4
9.21	(13.24)	18.5	1.60	1.80	1.63	1.77	4
10.84	6.12	25.6	1.60	1.25	1.63	1.22	4
10.33	27.30	27.6	1.59	1.53	1.70	1.42	6
8.25	(42.72)	23.3	1.55	2.10	1.68	1.97	8

10.57	17.88	35.0	0.95	2.50	1.01	2.44	4
9.19	(12.72)	30.0	0.95	2.45	0.98	2.42	4
10.84	6.81	35.2	0.95	1.89	0.98	1.86	4
10.33	28.18	32.8	0.94	2.14	1.05	2.03	6
8.24	(42.38)	24.9	0.90	2.75	1.03	2.62	8

10.56	17.13	3.4	1.52	1.98	1.58	1.92	4
9.19	(13.19)	3.1	1.52	1.86	1.55	1.83	4
10.83	6.21	3.6	1.52	1.33	1.55	1.30	4
10.32	27.49	4.2	1.51	1.57	1.62	1.46	6
8.24	(42.69)	3.0	1.47	2.17	1.60	2.04	8

10.53	17.30	6.8	1.32	2.10	1.38	2.04	4
9.17	(13.00)	5.7	1.32	2.08	1.35	2.05	4
10.81	6.39	6.4	1.32	1.49	1.35	1.46	4
10.31	27.75	5.0	1.31	1.76	1.42	1.65	6
8.23	(42.59)	3.8	1.27	2.36	1.40	2.23	8

10.58	17.81	1.9	1.02	2.42	1.08	2.36	4
9.20	(12.77)	1.5	1.02	2.37	1.05	2.34	4
10.85	6.66	1.8	1.02	1.80	1.05	1.77	4
10.35	28.03	1.6	1.01	2.09	1.12	1.98	6
8.26	(42.34)	1.1	0.97	2.68	1.10	2.55	8

See accompanying notes to financial statements.	207

STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss) (a)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (b)	Total distributions
Class A Shares
Year ended 12/31/2012	$7.94	$0.14	$0.73	$0.87	$(0.14)	$—	$(0.14)
Year ended 12/31/2011	7.86	0.13	0.08	0.21	(0.13)	—	(0.13)
Year ended 12/31/2010	7.24	0.12	0.62	0.74	(0.12)	—	(0.12)
Year ended 12/31/2009	6.33	0.14	0.90	1.04	(0.13)	—	(0.13)
Year ended 12/31/2008	9.33	0.26	(2.64)	(2.38)	(0.26)	(0.36)	(0.62)
Class B Shares
Year ended 12/31/2012	7.95	0.08	0.74	0.82	(0.08)	—	(0.08)
Year ended 12/31/2011	7.87	0.07	0.08	0.15	(0.07)	—	(0.07)
Year ended 12/31/2010	7.25	0.07	0.62	0.69	(0.07)	—	(0.07)
Year ended 12/31/2009	6.34	0.09	0.91	1.00	(0.09)	—	(0.09)
Year ended 12/31/2008	9.33	0.21	(2.63)	(2.42)	(0.21)	(0.36)	(0.57)
Legacy Class A Shares
Year ended 12/31/2012	8.01	0.14	0.74	0.88	(0.14)	—	(0.14)
Year ended 12/31/2011	7.93	0.13	0.08	0.21	(0.13)	—	(0.13)
Year ended 12/31/2010	7.30	0.11	0.63	0.74	(0.11)	—	(0.11)
Year ended 12/31/2009	6.38	0.13	0.92	1.05	(0.13)	—	(0.13)
Year ended 12/31/2008	9.39	0.25	(2.65)	(2.40)	(0.25)	(0.36)	(0.61)
Legacy Class B Shares
Year ended 12/31/2012	8.03	0.10	0.74	0.84	(0.10)	—	(0.10)
Year ended 12/31/2011	7.94	0.09	0.09	0.18	(0.09)	—	(0.09)
Year ended 12/31/2010	7.31	0.08	0.63	0.71	(0.08)	—	(0.08)
Year ended 12/31/2009	6.39	0.11	0.91	1.02	(0.10)	—	(0.10)
Year ended 12/31/2008	9.40	0.22	(2.65)	(2.43)	(0.22)	(0.36)	(0.58)
Institutional Shares
Year ended 12/31/2012	7.95	0.16	0.73	0.89	(0.16)	—	(0.16)
Year ended 12/31/2011	7.86	0.15	0.09	0.24	(0.15)	—	(0.15)
Year ended 12/31/2010	7.24	0.13	0.62	0.75	(0.13)	—	(0.13)
Year ended 12/31/2009	6.33	0.15	0.90	1.05	(0.14)	—	(0.14)
Year ended 12/31/2008	9.33	0.28	(2.64)	(2.36)	(0.28)	(0.36)	(0.64)
Class R-1 Shares
Year ended 12/31/2012	7.84	0.11	0.73	0.84	(0.11)	—	(0.11)
Year ended 12/31/2011	7.76	0.10	0.08	0.18	(0.10)	—	(0.10)
Year ended 12/31/2010	7.15	0.08	0.62	0.70	(0.09)	—	(0.09)
Year ended 12/31/2009	6.25	0.11	0.90	1.01	(0.11)	—	(0.11)
Year ended 12/31/2008	9.22	0.23	(2.61)	(2.38)	(0.23)	(0.36)	(0.59)
Class R-2 Shares
Year ended 12/31/2012	7.86	0.13	0.72	0.85	(0.13)	—	(0.13)
Year ended 12/31/2011	7.78	0.12	0.08	0.20	(0.12)	—	(0.12)
Year ended 12/31/2010	7.17	0.10	0.62	0.72	(0.11)	—	(0.11)
Year ended 12/31/2009	6.26	0.13	0.90	1.03	(0.12)	—	(0.12)
Year ended 12/31/2008	9.24	0.24	(2.61)	(2.37)	(0.25)	(0.36)	(0.61)
Class R-3 Shares
Year ended 12/31/2012	7.87	0.15	0.72	0.87	(0.15)	—	(0.15)
Year ended 12/31/2011	7.79	0.14	0.08	0.22	(0.14)	—	(0.14)
Year ended 12/31/2010	7.17	0.12	0.63	0.75	(0.13)	—	(0.13)
Year ended 12/31/2009	6.27	0.14	0.90	1.04	(0.14)	—	(0.14)
Year ended 12/31/2008	9.25	0.27	(2.62)	(2.35)	(0.27)	(0.36)	(0.63)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net realized gain distributions represent less than $0.01 per share for all classes in 2011.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	Expense ratios relate to the Equity and Bond Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

208	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (loss)	Expenses (d)	Net investment income (loss)	Portfolio turnover rate

$8.67	10.98%	$52.2	0.25%	1.69%	0.35%	1.59%	1%
7.94	2.73	40.8	0.25	1.62	0.36	1.51	2
7.86	10.25	34.6	0.25	1.55	0.36	1.44	1
7.24	16.48	21.5	0.25	2.07	0.37	1.95	1
6.33	(25.61)	14.4	0.25	3.12	0.34	3.03	16

8.69	10.32	10.4	0.95	0.93	1.05	0.83	1
7.95	2.01	9.3	0.95	0.90	1.06	0.79	2
7.87	9.55	9.1	0.85	0.88	0.96	0.77	1
7.25	15.77	8.2	0.85	1.41	0.97	1.29	1
6.34	(25.99)	6.9	0.84	2.50	0.94	2.40	16

8.75	11.00	88.3	0.25	1.62	0.35	1.52	1
8.01	2.68	80.6	0.25	1.60	0.36	1.49	2
7.93	10.27	77.7	0.25	1.48	0.36	1.37	1
7.30	16.47	70.8	0.25	2.00	0.37	1.88	1
6.38	(25.57)	64.8	0.25	2.99	0.34	2.90	16

8.77	10.51	24.0	0.65	1.18	0.75	1.08	1
8.03	2.35	25.5	0.65	1.13	0.76	1.02	2
7.94	9.79	31.9	0.65	1.05	0.77	0.93	1
7.31	16.00	34.1	0.65	1.59	0.77	1.47	1
6.39	(25.87)	32.4	0.65	2.62	0.74	2.53	16

8.68	11.23	19.7	0.00	1.90	0.10	1.80	1
7.95	3.10	15.8	0.00	1.86	0.11	1.75	2
7.86	10.49	14.6	0.00	1.74	0.11	1.63	1
7.24	16.73	12.2	0.00	2.28	0.12	2.16	1
6.33	(25.40)	9.0	0.00	3.34	0.09	3.25	16

8.57	10.78	2.6	0.57	1.32	0.67	1.22	1
7.84	2.42	2.3	0.57	1.29	0.68	1.18	2
7.76	9.86	2.3	0.57	1.14	0.69	1.02	1
7.15	16.16	2.5	0.57	1.68	0.69	1.56	1
6.25	(25.86)	2.0	0.57	2.78	0.66	2.69	16

8.58	10.82	4.5	0.37	1.48	0.47	1.38	1
7.86	2.63	3.6	0.37	1.46	0.48	1.35	2
7.78	10.04	3.7	0.37	1.31	0.49	1.19	1
7.17	16.51	3.9	0.37	1.91	0.49	1.79	1
6.26	(25.75)	2.9	0.37	2.99	0.46	2.90	16

8.59	11.14	1.3	0.07	1.80	0.17	1.70	1
7.87	2.92	1.2	0.07	1.75	0.18	1.64	2
7.79	10.52	1.1	0.07	1.66	0.18	1.55	1
7.17	16.64	0.9	0.07	2.19	0.19	2.07	1
6.27	(25.46)	0.8	0.07	3.28	0.16	3.19	16

See accompanying notes to financial statements.	209

STATE FARM MUTUAL FUND TRUST BOND FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations			Less distributions
		Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$11.65	$0.31	$0.13	$0.44	$(0.31)	$—	$(0.31)
Year ended 12/31/2011	11.12	0.34	0.53	0.87	(0.34)	—	(0.34)
Year ended 12/31/2010	10.88	0.36	0.24	0.60	(0.36)	—	(0.36)
Year ended 12/31/2009	10.29	0.43	0.59	1.02	(0.43)	—	(0.43)
Year ended 12/31/2008	10.52	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Class B Shares
Year ended 12/31/2012	11.65	0.26	0.13	0.39	(0.26)	—	(0.26)
Year ended 12/31/2011	11.11	0.30	0.54	0.84	(0.30)	—	(0.30)
Year ended 12/31/2010	10.87	0.32	0.24	0.56	(0.32)	—	(0.32)
Year ended 12/31/2009	10.28	0.39	0.59	0.98	(0.39)	—	(0.39)
Year ended 12/31/2008	10.51	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Legacy Class A Shares
Year ended 12/31/2012	11.66	0.31	0.13	0.44	(0.31)	—	(0.31)
Year ended 12/31/2011	11.12	0.34	0.54	0.88	(0.34)	—	(0.34)
Year ended 12/31/2010	10.89	0.36	0.23	0.59	(0.36)	—	(0.36)
Year ended 12/31/2009	10.30	0.44	0.59	1.03	(0.44)	—	(0.44)
Year ended 12/31/2008	10.53	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Legacy Class B Shares
Year ended 12/31/2012	11.67	0.26	0.13	0.39	(0.26)	—	(0.26)
Year ended 12/31/2011	11.13	0.30	0.54	0.84	(0.30)	—	(0.30)
Year ended 12/31/2010	10.89	0.32	0.24	0.56	(0.32)	—	(0.32)
Year ended 12/31/2009	10.30	0.39	0.59	0.98	(0.39)	—	(0.39)
Year ended 12/31/2008	10.53	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Institutional Shares
Year ended 12/31/2012	11.65	0.33	0.13	0.46	(0.33)	—	(0.33)
Year ended 12/31/2011	11.11	0.37	0.54	0.91	(0.37)	—	(0.37)
Year ended 12/31/2010	10.87	0.39	0.24	0.63	(0.39)	—	(0.39)
Year ended 12/31/2009	10.29	0.46	0.58	1.04	(0.46)	—	(0.46)
Year ended 12/31/2008	10.51	0.49	(0.22)	0.27	(0.49)	—	(0.49)
Class R-1 Shares
Year ended 12/31/2012	11.65	0.27	0.13	0.40	(0.27)	—	(0.27)
Year ended 12/31/2011	11.12	0.30	0.53	0.83	(0.30)	—	(0.30)
Year ended 12/31/2010	10.88	0.33	0.24	0.57	(0.33)	—	(0.33)
Year ended 12/31/2009	10.29	0.40	0.59	0.99	(0.40)	—	(0.40)
Year ended 12/31/2008	10.52	0.43	(0.23)	0.20	(0.43)	—	(0.43)
Class R-2 Shares
Year ended 12/31/2012	11.64	0.29	0.13	0.42	(0.29)	—	(0.29)
Year ended 12/31/2011	11.11	0.33	0.53	0.86	(0.33)	—	(0.33)
Year ended 12/31/2010	10.87	0.35	0.24	0.59	(0.35)	—	(0.35)
Year ended 12/31/2009	10.28	0.42	0.59	1.01	(0.42)	—	(0.42)
Year ended 12/31/2008	10.51	0.45	(0.23)	0.22	(0.45)	—	(0.45)
Class R-3 Shares
Year ended 12/31/2012	11.66	0.33	0.13	0.46	(0.33)	—	(0.33)
Year ended 12/31/2011	11.12	0.36	0.54	0.90	(0.36)	—	(0.36)
Year ended 12/31/2010	10.88	0.38	0.24	0.62	(0.38)	—	(0.38)
Year ended 12/31/2009	10.29	0.45	0.59	1.04	(0.45)	—	(0.45)
Year ended 12/31/2008	10.52	0.48	(0.23)	0.25	(0.48)	—	(0.48)

(a)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.

210	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (a)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.78	3.77%	$368.6	0.66%	2.57%	0.66%	2.57%	8%
11.65	7.95	208.9	0.67	2.99	0.67	2.99	8
11.12	5.56	160.5	0.68	3.19	0.68	3.19	16
10.88	10.12	84.6	0.69	4.01	0.69	4.01	11
10.29	2.30	38.5	0.70	4.49	0.70	4.49	6

11.78	3.36	12.4	1.06	2.20	1.06	2.20	8
11.65	7.62	10.9	1.07	2.60	1.07	2.60	8
11.11	5.14	9.7	1.08	2.82	1.08	2.82	16
10.87	9.69	8.2	1.09	3.66	1.09	3.66	11
10.28	1.89	6.6	1.10	4.09	1.10	4.09	6

11.79	3.77	153.3	0.66	2.60	0.66	2.60	8
11.66	8.05	142.4	0.67	3.00	0.67	3.00	8
11.12	5.46	130.2	0.68	3.23	0.68	3.23	16
10.89	10.12	120.8	0.69	4.08	0.69	4.08	11
10.30	2.30	114.0	0.70	4.48	0.70	4.48	6

11.80	3.36	22.8	1.06	2.21	1.06	2.21	8
11.67	7.61	38.1	1.07	2.61	1.07	2.61	8
11.13	5.14	47.3	1.08	2.84	1.08	2.84	16
10.89	9.68	51.9	1.09	3.68	1.09	3.68	11
10.30	1.90	50.7	1.10	4.08	1.10	4.08	6

11.78	4.03	175.9	0.41	2.84	0.41	2.84	8
11.65	8.32	140.1	0.42	3.25	0.42	3.25	8
11.11	5.82	124.3	0.43	3.47	0.43	3.47	16
10.87	10.30	105.7	0.44	4.30	0.44	4.30	11
10.29	2.66	74.8	0.45	4.72	0.45	4.72	6

11.78	3.44	4.4	0.98	2.28	0.98	2.28	8
11.65	7.61	3.9	0.99	2.68	0.99	2.68	8
11.12	5.22	3.7	1.00	2.92	1.00	2.92	16
10.88	9.77	4.5	1.01	3.75	1.01	3.75	11
10.29	1.98	3.9	1.02	4.18	1.02	4.18	6

11.77	3.65	8.6	0.78	2.47	0.78	2.47	8
11.64	7.83	6.7	0.79	2.88	0.79	2.88	8
11.11	5.43	5.9	0.80	3.10	0.80	3.10	16
10.87	10.00	4.9	0.81	3.94	0.81	3.94	11
10.28	2.18	3.7	0.82	4.37	0.82	4.37	6

11.79	3.96	2.2	0.48	2.78	0.48	2.78	8
11.66	8.24	1.9	0.49	3.19	0.49	3.19	8
11.12	5.75	1.7	0.50	3.42	0.50	3.42	16
10.88	10.32	1.2	0.51	4.27	0.51	4.27	11
10.29	2.49	1.3	0.52	4.66	0.52	4.66	6

See accompanying notes to financial statements.	211

STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain (a)	Total distributions
Class A Shares
Year ended 12/31/2012	$11.68	$0.30	$0.27	$0.57	$(0.30)	$—	$(0.30)
Year ended 12/31/2011	10.90	0.36	0.78	1.14	(0.36)	—	(0.36)
Year ended 12/31/2010	11.13	0.38	(0.22)	0.16	(0.38)	(0.01)	(0.39)
Year ended 12/31/2009	10.51	0.41	0.65	1.06	(0.41)	(0.03)	(0.44)
Year ended 12/31/2008	10.83	0.42	(0.23)	0.19	(0.42)	(0.09)	(0.51)
Class B Shares
Year ended 12/31/2012	11.68	0.26	0.27	0.53	(0.26)	—	(0.26)
Year ended 12/31/2011	10.89	0.32	0.79	1.11	(0.32)	—	(0.32)
Year ended 12/31/2010	11.13	0.33	(0.23)	0.10	(0.33)	(0.01)	(0.34)
Year ended 12/31/2009	10.50	0.37	0.66	1.03	(0.37)	(0.03)	(0.40)
Year ended 12/31/2008	10.82	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)
Legacy Class A Shares
Year ended 12/31/2012	11.66	0.30	0.27	0.57	(0.30)	—	(0.30)
Year ended 12/31/2011	10.88	0.36	0.78	1.14	(0.36)	—	(0.36)
Year ended 12/31/2010	11.11	0.38	(0.22)	0.16	(0.38)	(0.01)	(0.39)
Year ended 12/31/2009	10.49	0.41	0.65	1.06	(0.41)	(0.03)	(0.44)
Year ended 12/31/2008	10.81	0.42	(0.23)	0.19	(0.42)	(0.09)	(0.51)
Legacy Class B Shares
Year ended 12/31/2012	11.66	0.26	0.27	0.53	(0.26)	—	(0.26)
Year ended 12/31/2011	10.88	0.32	0.78	1.10	(0.32)	—	(0.32)
Year ended 12/31/2010	11.11	0.33	(0.22)	0.11	(0.33)	(0.01)	(0.34)
Year ended 12/31/2009	10.49	0.37	0.65	1.02	(0.37)	(0.03)	(0.40)
Year ended 12/31/2008	10.81	0.38	(0.23)	0.15	(0.38)	(0.09)	(0.47)

(a)	Net realized gain distributions represent less than $0.01 per share for all classes in 2012.
(b)	Total return does not reflect the effect of sales charges.

212	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)	Net assets, end of period (millions)	Expenses	Net investment income (loss)	Expenses	Net investment income (loss)	Portfolio turnover rate

$11.95	4.97%	$453.5	0.66%	2.53%	0.66%	2.53%	3%
11.68	10.69	211.1	0.68	3.22	0.68	3.22	10
10.90	1.35	159.2	0.68	3.35	0.68	3.35	4
11.13	10.23	91.4	0.70	3.66	0.70	3.66	4
10.51	1.88	30.7	0.70	3.96	0.71	3.95	36

11.95	4.55	7.0	1.06	2.16	1.06	2.16	3
11.68	10.35	5.3	1.08	2.83	1.08	2.83	10
10.89	0.86	4.5	1.08	2.97	1.08	2.97	4
11.13	9.91	3.8	1.10	3.34	1.10	3.34	4
10.50	1.48	3.3	1.10	3.55	1.11	3.54	36

11.93	4.98	91.6	0.66	2.57	0.66	2.57	3
11.66	10.70	77.7	0.68	3.23	0.68	3.23	10
10.88	1.35	66.2	0.68	3.38	0.68	3.38	4
11.11	10.25	66.9	0.70	3.74	0.70	3.74	4
10.49	1.88	60.1	0.70	3.95	0.71	3.94	36

11.93	4.56	16.7	1.06	2.18	1.06	2.18	3
11.66	10.26	25.9	1.08	2.84	1.08	2.84	10
10.88	0.95	25.1	1.08	2.98	1.08	2.98	4
11.11	9.81	26.1	1.10	3.34	1.10	3.34	4
10.49	1.47	24.9	1.10	3.55	1.11	3.54	36

See accompanying notes to financial statements.	213

STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Net asset value, beginning of period	Income from investment operations		Less distributions
		Net investment income (a)	Total from investment operations	Net investment income (a)	Total distributions
Class A Shares
Year ended 12/31/2012	$1.00	$—	$—	$—	$—
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Class B Shares
Year ended 12/31/2012	1.00	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Legacy Class A Shares
Year ended 12/31/2012	1.00	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Legacy Class B Shares
Year ended 12/31/2012	1.00	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Institutional Shares
Year ended 12/31/2012	1.00	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Class R-1 Shares
Year ended 12/31/2012	1.00	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Class R-2 Shares
Year ended 12/31/2012	1.00	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)
Class R-3 Shares
Year ended 12/31/2012	1.00	—	—	—	—
Year ended 12/31/2011	1.00	—	—	—	—
Year ended 12/31/2010	1.00	—	—	—	—
Year ended 12/31/2009	1.00	—	—	—	—
Year ended 12/31/2008	1.00	0.02	0.02	(0.02)	(0.02)

(a)	Net investment income and distributions represent less than $0.01 per share for Institutional and Class R-3 shares in 2012, 2011 and 2010 and all classes in 2009.
(b)	Total return does not reflect the effect of sales charge for Class B and Legacy Class B shares. All other classes do not have a sales charge.
(c)	Net investment income and Total return represent less than 0.005% per share for Institutional and Class R-3 shares in 2012, 2011 and 2010.
(d)	The expense ratios for 2012, 2011, 2010 and 2009 include the effect of the voluntary fee waivers by SFIMC and VP Management Corp. described in Note 7 under Expense Reduction Agreements.

214	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (b)(c)	Net assets, end of period (millions)	Expenses (d)	Net investment income (c)	Expenses	Net investment income

$1.00	0.00%	$119.8	0.11%	0.00%	0.59%	(0.48)%
1.00	0.00	106.8	0.11	0.00	0.60	(0.49)
1.00	0.00	94.0	0.17	0.00	0.60	(0.43)
1.00	0.04	80.8	0.29	0.04	0.61	(0.28)
1.00	2.02	72.1	0.60	1.89	0.61	1.88

1.00	0.00	3.1	0.11	0.00	0.99	(0.88)
1.00	0.00	3.2	0.11	0.00	1.00	(0.89)
1.00	0.00	3.1	0.17	0.00	1.00	(0.83)
1.00	0.01	3.3	0.32	0.01	1.01	(0.68)
1.00	1.62	3.2	1.00	1.57	1.01	1.56

1.00	0.00	75.4	0.11	0.00	0.59	(0.48)
1.00	0.00	80.5	0.11	0.00	0.60	(0.49)
1.00	0.00	75.0	0.17	0.00	0.60	(0.43)
1.00	0.04	88.8	0.30	0.04	0.61	(0.27)
1.00	2.02	96.3	0.60	1.96	0.61	1.95

1.00	0.00	5.2	0.11	0.00	0.99	(0.88)
1.00	0.00	7.7	0.12	0.00	1.00	(0.88)
1.00	0.00	8.6	0.17	0.00	1.00	(0.83)
1.00	0.01	10.7	0.32	0.01	1.01	(0.68)
1.00	1.62	9.9	1.00	1.52	1.01	1.51

1.00	0.00	59.5	0.11	0.00	0.44	(0.33)
1.00	0.00	52.0	0.11	0.00	0.45	(0.34)
1.00	0.00	40.8	0.17	0.00	0.45	(0.28)
1.00	0.06	38.4	0.28	0.06	0.46	(0.12)
1.00	2.17	32.9	0.45	2.07	0.46	2.06

1.00	0.00	5.6	0.11	0.00	0.91	(0.80)
1.00	0.00	5.6	0.12	0.00	0.92	(0.80)
1.00	0.00	5.9	0.17	0.00	0.92	(0.75)
1.00	0.02	7.0	0.32	0.02	0.93	(0.59)
1.00	1.70	6.1	0.92	1.63	0.93	1.62

1.00	0.00	17.4	0.11	0.00	0.71	(0.60)
1.00	0.00	15.8	0.11	0.00	0.72	(0.61)
1.00	0.00	14.5	0.17	0.00	0.72	(0.55)
1.00	0.03	13.4	0.31	0.03	0.73	(0.39)
1.00	1.90	12.5	0.72	1.85	0.73	1.84

1.00	0.00	2.2	0.11	0.00	0.51	(0.40)
1.00	0.00	2.5	0.11	0.00	0.52	(0.41)
1.00	0.00	3.1	0.17	0.00	0.52	(0.35)
1.00	0.05	1.9	0.28	0.05	0.53	(0.20)
1.00	2.10	1.7	0.52	2.06	0.53	2.05

See accompanying notes to financial statements.	215

STATE FARM MUTUAL FUND TRUST LIFEPATH RETIREMENT FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$11.69	$0.17	$0.80	$0.97	$(0.19)	$(0.27)	$(0.46)
Year ended 12/31/2011	11.51	0.22	0.18	0.40	(0.22)	—	(0.22)
Year ended 12/31/2010	10.77	0.19	0.76	0.95	(0.19)	(0.02)	(0.21)
Year ended 12/31/2009	9.42	0.25	1.39	1.64	(0.29)	—	(0.29)
Year ended 12/31/2008	11.44	0.32	(2.04)	(1.72)	(0.25)	(0.05)	(0.30)
Class B Shares
Year ended 12/31/2012	11.75	0.10	0.81	0.91	(0.12)	(0.27)	(0.39)
Year ended 12/31/2011	11.57	0.14	0.18	0.32	(0.14)	—	(0.14)
Year ended 12/31/2010	10.82	0.11	0.77	0.88	(0.11)	(0.02)	(0.13)
Year ended 12/31/2009	9.46	0.18	1.40	1.58	(0.22)	—	(0.22)
Year ended 12/31/2008	11.50	0.24	(2.05)	(1.81)	(0.18)	(0.05)	(0.23)
Legacy Class A Shares
Year ended 12/31/2012	11.91	0.17	0.81	0.98	(0.18)	(0.27)	(0.45)
Year ended 12/31/2011	11.73	0.22	0.18	0.40	(0.22)	—	(0.22)
Year ended 12/31/2010	10.96	0.19	0.78	0.97	(0.18)	(0.02)	(0.20)
Year ended 12/31/2009	9.57	0.26	1.42	1.68	(0.29)	—	(0.29)
Year ended 12/31/2008	11.63	0.32	(2.08)	(1.76)	(0.25)	(0.05)	(0.30)
Legacy Class B Shares
Year ended 12/31/2012	11.95	0.12	0.81	0.93	(0.12)	(0.27)	(0.39)
Year ended 12/31/2011	11.76	0.18	0.18	0.36	(0.17)	—	(0.17)
Year ended 12/31/2010	10.99	0.14	0.79	0.93	(0.14)	(0.02)	(0.16)
Year ended 12/31/2009	9.60	0.20	1.44	1.64	(0.25)	—	(0.25)
Year ended 12/31/2008	11.65	0.27	(2.07)	(1.80)	(0.20)	(0.05)	(0.25)
Institutional Shares
Year ended 12/31/2012	11.92	0.20	0.80	1.00	(0.21)	(0.27)	(0.48)
Year ended 12/31/2011	11.73	0.25	0.19	0.44	(0.25)	—	(0.25)
Year ended 12/31/2010	10.96	0.22	0.78	1.00	(0.21)	(0.02)	(0.23)
Year ended 12/31/2009	9.58	0.28	1.41	1.69	(0.31)	—	(0.31)
Year ended 12/31/2008	11.63	0.34	(2.07)	(1.73)	(0.27)	(0.05)	(0.32)
Class R-1 Shares
Year ended 12/31/2012	11.72	0.13	0.80	0.93	(0.14)	(0.27)	(0.41)
Year ended 12/31/2011	11.54	0.18	0.18	0.36	(0.18)	—	(0.18)
Year ended 12/31/2010	10.79	0.15	0.76	0.91	(0.14)	(0.02)	(0.16)
Year ended 12/31/2009	9.43	0.22	1.40	1.62	(0.26)	—	(0.26)
Year ended 12/31/2008	11.46	0.28	(2.05)	(1.77)	(0.21)	(0.05)	(0.26)
Class R-2 Shares
Year ended 12/31/2012	11.94	0.15	0.83	0.98	(0.17)	(0.27)	(0.44)
Year ended 12/31/2011	11.75	0.21	0.19	0.40	(0.21)	—	(0.21)
Year ended 12/31/2010	10.99	0.18	0.77	0.95	(0.17)	(0.02)	(0.19)
Year ended 12/31/2009	9.60	0.24	1.43	1.67	(0.28)	—	(0.28)
Year ended 12/31/2008	11.66	0.31	(2.08)	(1.77)	(0.24)	(0.05)	(0.29)
Class R-3 Shares
Year ended 12/31/2012	11.90	0.19	0.81	1.00	(0.20)	(0.27)	(0.47)
Year ended 12/31/2011	11.71	0.25	0.18	0.43	(0.24)	—	(0.24)
Year ended 12/31/2010	10.95	0.21	0.77	0.98	(0.20)	(0.02)	(0.22)
Year ended 12/31/2009	9.56	0.26	1.44	1.70	(0.31)	—	(0.31)
Year ended 12/31/2008	11.62	0.34	(2.08)	(1.74)	(0.27)	(0.05)	(0.32)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.28% and 2.22%, respectively, for the year ended December 31, 2012.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.55% and 1.95%, respectively, for the year ended December 31, 2012.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio. For 2009, excludes in-kind contribution of portfolio securities received in a fund merger on November 20, 2009.

216	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$12.20	8.31%	$483.2	1.14%	1.37%	1.45%	1.06%	4%
11.69	3.51	352.7	1.17	1.89	1.47	1.59	4
11.51	8.92	266.9	1.17	1.71	1.51	1.37	4
10.77	17.62	191.3	1.21	2.72	1.65	2.28	6
9.42	(15.33)	41.9	1.20	2.97	1.54	2.63	11

12.27	7.65	11.4	1.69	0.81	2.00	0.50	4
11.75	2.85	10.3	1.87	1.18	2.17	0.88	4
11.57	8.22	9.5	1.87	0.99	2.21	0.65	4
10.82	16.86	8.2	1.91	1.95	2.38	1.48	6
9.46	(16.00)	1.4	1.90	2.26	2.24	1.92	11

12.44	8.29	276.9	1.14	1.36	1.45	1.05	4
11.91	3.50	258.3	1.17	1.88	1.47	1.58	4
11.73	9.01	263.0	1.17	1.68	1.51	1.34	4
10.96	17.61	261.1	1.21	2.72	1.66	2.27	6
9.57	(15.36)	69.3	1.20	2.89	1.54	2.55	11

12.49	7.85	23.2	1.54	0.93	1.85	0.62	4
11.95	3.06	34.6	1.57	1.47	1.87	1.17	4
11.76	8.55	44.4	1.57	1.28	1.91	0.94	4
10.99	17.22	46.0	1.61	2.21	2.05	1.77	6
9.60	(15.68)	8.2	1.60	2.50	1.94	2.16	11

12.44	8.47	78.5	0.89	1.62	1.20	1.31	4
11.92	3.78	64.6	0.92	2.14	1.22	1.84	4
11.73	9.29	57.1	0.92	1.94	1.26	1.60	4
10.96	17.90	53.1	0.96	2.94	1.38	2.52	6
9.58	(15.14)	11.2	0.95	3.16	1.29	2.82	11

12.24	8.00	5.8	1.46	1.03	1.77	0.72	4
11.72	3.16	5.3	1.49	1.56	1.79	1.26	4
11.54	8.59	5.3	1.49	1.34	1.83	1.00	4
10.79	17.34	6.5	1.53	2.42	2.00	1.95	6
9.43	(15.68)	1.5	1.52	2.60	1.86	2.26	11

12.48	8.14	19.1	1.26	1.23	1.57	0.92	4
11.94	3.38	16.6	1.29	1.77	1.59	1.47	4
11.75	8.88	16.5	1.29	1.59	1.63	1.25	4
10.99	17.55	12.1	1.33	2.53	1.76	2.10	6
9.60	(15.50)	2.0	1.32	2.82	1.66	2.48	11

12.43	8.44	1.6	0.96	1.53	1.27	1.22	4
11.90	3.71	1.6	0.99	2.06	1.29	1.76	4
11.71	9.13	1.3	0.99	1.86	1.33	1.52	4
10.95	17.87	1.1	1.02	2.76	1.42	2.36	6
9.56	(15.20)	0.1	1.02	3.14	1.36	2.80	11

See accompanying notes to financial statements.	217

STATE FARM MUTUAL FUND TRUST LIFEPATH 2020 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$12.79	$0.20	$1.15	$1.35	$(0.21)	$(0.02)	$(0.23)
Year ended 12/31/2011	12.86	0.22	(0.08)	0.14	(0.21)	—	(0.21)
Year ended 12/31/2010	11.81	0.19	1.04	1.23	(0.18)	—	(0.18)
Year ended 12/31/2009	9.85	0.24	1.95	2.19	(0.23)	—	(0.23)
Year ended 12/31/2008	13.65	0.29	(3.80)	(3.51)	(0.24)	(0.05)	(0.29)
Class B Shares
Year ended 12/31/2012	12.72	0.10	1.14	1.24	(0.12)	(0.02)	(0.14)
Year ended 12/31/2011	12.79	0.13	(0.08)	0.05	(0.12)	—	(0.12)
Year ended 12/31/2010	11.75	0.10	1.04	1.14	(0.10)	—	(0.10)
Year ended 12/31/2009	9.82	0.17	1.92	2.09	(0.16)	—	(0.16)
Year ended 12/31/2008	13.60	0.21	(3.77)	(3.56)	(0.17)	(0.05)	(0.22)
Legacy Class A Shares
Year ended 12/31/2012	12.74	0.20	1.15	1.35	(0.21)	(0.02)	(0.23)
Year ended 12/31/2011	12.81	0.22	(0.08)	0.14	(0.21)	—	(0.21)
Year ended 12/31/2010	11.75	0.18	1.05	1.23	(0.17)	—	(0.17)
Year ended 12/31/2009	9.80	0.24	1.93	2.17	(0.22)	—	(0.22)
Year ended 12/31/2008	13.56	0.29	(3.77)	(3.48)	(0.23)	(0.05)	(0.28)
Legacy Class B Shares
Year ended 12/31/2012	12.74	0.13	1.15	1.28	(0.12)	(0.02)	(0.14)
Year ended 12/31/2011	12.79	0.16	(0.07)	0.09	(0.14)	—	(0.14)
Year ended 12/31/2010	11.74	0.14	1.03	1.17	(0.12)	—	(0.12)
Year ended 12/31/2009	9.79	0.19	1.94	2.13	(0.18)	—	(0.18)
Year ended 12/31/2008	13.54	0.24	(3.76)	(3.52)	(0.18)	(0.05)	(0.23)
Institutional Shares
Year ended 12/31/2012	12.81	0.23	1.15	1.38	(0.24)	(0.02)	(0.26)
Year ended 12/31/2011	12.88	0.25	(0.08)	0.17	(0.24)	—	(0.24)
Year ended 12/31/2010	11.81	0.22	1.05	1.27	(0.20)	—	(0.20)
Year ended 12/31/2009	9.85	0.27	1.94	2.21	(0.25)	—	(0.25)
Year ended 12/31/2008	13.65	0.32	(3.81)	(3.49)	(0.26)	(0.05)	(0.31)
Class R-1 Shares
Year ended 12/31/2012	12.73	0.15	1.15	1.30	(0.17)	(0.02)	(0.19)
Year ended 12/31/2011	12.81	0.18	(0.09)	0.09	(0.17)	—	(0.17)
Year ended 12/31/2010	11.75	0.14	1.05	1.19	(0.13)	—	(0.13)
Year ended 12/31/2009	9.80	0.21	1.94	2.15	(0.20)	—	(0.20)
Year ended 12/31/2008	13.59	0.26	(3.79)	(3.53)	(0.21)	(0.05)	(0.26)
Class R-2 Shares
Year ended 12/31/2012	12.75	0.18	1.15	1.33	(0.20)	(0.02)	(0.22)
Year ended 12/31/2011	12.82	0.20	(0.07)	0.13	(0.20)	—	(0.20)
Year ended 12/31/2010	11.77	0.18	1.03	1.21	(0.16)	—	(0.16)
Year ended 12/31/2009	9.82	0.23	1.94	2.17	(0.22)	—	(0.22)
Year ended 12/31/2008	13.60	0.28	(3.79)	(3.51)	(0.22)	(0.05)	(0.27)
Class R-3 Shares
Year ended 12/31/2012	12.76	0.22	1.16	1.38	(0.22)	(0.02)	(0.24)
Year ended 12/31/2011	12.83	0.24	(0.08)	0.16	(0.23)	—	(0.23)
Year ended 12/31/2010	11.77	0.21	1.04	1.25	(0.19)	—	(0.19)
Year ended 12/31/2009	9.81	0.26	1.95	2.21	(0.25)	—	(0.25)
Year ended 12/31/2008	13.59	0.31	(3.78)	(3.47)	(0.26)	(0.05)	(0.31)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.25% and 2.30%, respectively, for the year ended December 31, 2012.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 2.02%, respectively, for the year ended December 31, 2012.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

218	See accompanying notes to financial statements.

		Ratios/supplemental data
			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$ 13.91	10.59%	$727.4	1.11%	1.47%	1.45%	1.13%	5%
12.79	1.12	537.2	1.13	1.70	1.45	1.38	5
12.86	10.40	433.6	1.13	1.56	1.48	1.21	4
11.81	22.25	297.0	1.13	2.30	1.48	1.95	6
9.85	(25.75)	182.9	1.13	2.42	1.47	2.08	13

13.82	9.75	28.4	1.81	0.75	2.15	0.41	5
12.72	0.42	24.1	1.83	0.98	2.15	0.66	5
12.79	9.66	21.9	1.83	0.85	2.18	0.50	4
11.75	21.31	17.2	1.83	1.59	2.18	1.24	6
9.82	(26.24)	11.6	1.83	1.73	2.17	1.39	13

13.86	10.59	399.0	1.11	1.45	1.45	1.11	5
12.74	1.09	356.9	1.13	1.68	1.45	1.36	5
12.81	10.47	358.8	1.13	1.53	1.48	1.18	4
11.75	22.17	334.4	1.13	2.25	1.48	1.90	6
9.80	(25.69)	290.5	1.13	2.34	1.47	2.00	13

13.88	10.11	46.9	1.52	1.00	1.85	0.67	5
12.74	0.71	62.5	1.53	1.26	1.85	0.94	5
12.79	9.96	76.3	1.53	1.12	1.88	0.77	4
11.74	21.76	74.0	1.53	1.86	1.88	1.51	6
9.79	(26.02)	65.4	1.53	1.94	1.87	1.60	13

13.93	10.80	145.4	0.86	1.70	1.20	1.36	5
12.81	1.34	125.4	0.88	1.94	1.20	1.62	5
12.88	10.77	114.3	0.88	1.80	1.23	1.45	4
11.81	22.47	91.1	0.88	2.53	1.23	2.18	6
9.85	(25.56)	61.3	0.88	2.61	1.22	2.27	13

13.84	10.16	16.4	1.43	1.14	1.77	0.80	5
12.73	0.77	13.1	1.45	1.35	1.77	1.03	5
12.81	10.10	12.2	1.45	1.17	1.80	0.82	4
11.75	21.90	12.3	1.45	1.97	1.80	1.62	6
9.80	(25.98)	8.5	1.45	2.13	1.79	1.79	13

13.86	10.43	40.8	1.23	1.35	1.57	1.01	5
12.75	0.99	30.4	1.25	1.57	1.57	1.25	5
12.82	10.31	26.9	1.25	1.45	1.60	1.10	4
11.77	22.12	16.5	1.25	2.18	1.60	1.83	6
9.82	(25.81)	9.6	1.25	2.27	1.59	1.93	13

13.90	10.77	2.7	0.94	1.59	1.28	1.25	5
12.76	1.29	2.7	0.95	1.85	1.27	1.53	5
12.83	10.60	2.9	0.95	1.70	1.30	1.35	4
11.77	22.48	2.8	0.95	2.45	1.30	2.10	6
9.81	(25.57)	1.8	0.95	2.56	1.29	2.22	13

See accompanying notes to financial statements.	219

STATE FARM MUTUAL FUND TRUST LIFEPATH 2030 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$12.82	$0.21	$1.41	$1.62	$(0.22)	$—	$(0.22)
Year ended 12/31/2011	13.15	0.20	(0.34)	(0.14)	(0.19)	—	(0.19)
Year ended 12/31/2010	11.95	0.18	1.19	1.37	(0.17)	—	(0.17)
Year ended 12/31/2009	9.70	0.22	2.24	2.46	(0.21)	—	(0.21)
Year ended 12/31/2008	14.49	0.26	(4.80)	(4.54)	(0.21)	(0.04)	(0.25)
Class B Shares
Year ended 12/31/2012	12.77	0.11	1.40	1.51	(0.12)	—	(0.12)
Year ended 12/31/2011	13.10	0.11	(0.34)	(0.23)	(0.10)	—	(0.10)
Year ended 12/31/2010	11.91	0.09	1.18	1.27	(0.08)	—	(0.08)
Year ended 12/31/2009	9.69	0.15	2.21	2.36	(0.14)	—	(0.14)
Year ended 12/31/2008	14.45	0.17	(4.76)	(4.59)	(0.13)	(0.04)	(0.17)
Legacy Class A Shares
Year ended 12/31/2012	12.83	0.21	1.40	1.61	(0.21)	—	(0.21)
Year ended 12/31/2011	13.15	0.20	(0.33)	(0.13)	(0.19)	—	(0.19)
Year ended 12/31/2010	11.94	0.17	1.20	1.37	(0.16)	—	(0.16)
Year ended 12/31/2009	9.69	0.21	2.24	2.45	(0.20)	—	(0.20)
Year ended 12/31/2008	14.45	0.25	(4.77)	(4.52)	(0.20)	(0.04)	(0.24)
Legacy Class B Shares
Year ended 12/31/2012	12.79	0.15	1.40	1.55	(0.13)	—	(0.13)
Year ended 12/31/2011	13.10	0.14	(0.33)	(0.19)	(0.12)	—	(0.12)
Year ended 12/31/2010	11.89	0.12	1.20	1.32	(0.11)	—	(0.11)
Year ended 12/31/2009	9.66	0.17	2.22	2.39	(0.16)	—	(0.16)
Year ended 12/31/2008	14.39	0.20	(4.74)	(4.54)	(0.15)	(0.04)	(0.19)
Institutional Shares
Year ended 12/31/2012	12.88	0.25	1.41	1.66	(0.25)	—	(0.25)
Year ended 12/31/2011	13.21	0.23	(0.34)	(0.11)	(0.22)	—	(0.22)
Year ended 12/31/2010	11.99	0.21	1.20	1.41	(0.19)	—	(0.19)
Year ended 12/31/2009	9.73	0.25	2.24	2.49	(0.23)	—	(0.23)
Year ended 12/31/2008	14.52	0.28	(4.80)	(4.52)	(0.23)	(0.04)	(0.27)
Class R-1 Shares
Year ended 12/31/2012	12.76	0.16	1.41	1.57	(0.17)	—	(0.17)
Year ended 12/31/2011	13.08	0.15	(0.32)	(0.17)	(0.15)	—	(0.15)
Year ended 12/31/2010	11.88	0.13	1.19	1.32	(0.12)	—	(0.12)
Year ended 12/31/2009	9.66	0.19	2.20	2.39	(0.17)	—	(0.17)
Year ended 12/31/2008	14.42	0.22	(4.76)	(4.54)	(0.18)	(0.04)	(0.22)
Class R-2 Shares
Year ended 12/31/2012	12.81	0.20	1.40	1.60	(0.21)	—	(0.21)
Year ended 12/31/2011	13.13	0.19	(0.34)	(0.15)	(0.17)	—	(0.17)
Year ended 12/31/2010	11.94	0.16	1.18	1.34	(0.15)	—	(0.15)
Year ended 12/31/2009	9.69	0.20	2.24	2.44	(0.19)	—	(0.19)
Year ended 12/31/2008	14.46	0.24	(4.78)	(4.54)	(0.19)	(0.04)	(0.23)
Class R-3 Shares
Year ended 12/31/2012	12.87	0.23	1.42	1.65	(0.23)	—	(0.23)
Year ended 12/31/2011	13.19	0.22	(0.33)	(0.11)	(0.21)	—	(0.21)
Year ended 12/31/2010	11.98	0.20	1.19	1.39	(0.18)	—	(0.18)
Year ended 12/31/2009	9.71	0.24	2.25	2.49	(0.22)	—	(0.22)
Year ended 12/31/2008	14.49	0.28	(4.79)	(4.51)	(0.23)	(0.04)	(0.27)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.23% and 2.37%, respectively, for the year ended December 31, 2012.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.53% and 2.07%, respectively, for the year ended December 31, 2012.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

220	See accompanying notes to financial statements.

		Ratios/supplemental data
Net asset value, end of period	Total return (c)	Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
			Expenses (b)(d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$14.22	12.61%	$657.8	1.10%	1.54%	1.46%	1.18%	5%
12.82	(1.04)	483.8	1.12	1.52	1.45	1.19	7
13.15	11.42	399.1	1.11	1.45	1.47	1.09	3
11.95	25.31	263.6	1.11	2.10	1.47	1.74	7
9.70	(31.38)	159.9	1.12	2.07	1.46	1.73	13

14.16	11.84	34.4	1.80	0.83	2.16	0.47	5
12.77	(1.74)	28.3	1.82	0.80	2.15	0.47	7
13.10	10.67	26.1	1.81	0.73	2.17	0.37	3
11.91	24.33	20.4	1.81	1.40	2.16	1.05	7
9.69	(31.78)	13.0	1.82	1.37	2.16	1.03	13

14.23	12.56	296.6	1.10	1.52	1.46	1.16	5
12.83	(1.00)	258.1	1.11	1.50	1.45	1.16	7
13.15	11.44	260.0	1.11	1.41	1.47	1.05	3
11.94	25.26	238.7	1.11	2.06	1.47	1.70	7
9.69	(31.34)	196.0	1.12	1.97	1.46	1.63	13

14.21	12.15	41.5	1.50	1.06	1.85	0.71	5
12.79	(1.44)	50.6	1.51	1.07	1.85	0.73	7
13.10	11.06	60.9	1.51	1.00	1.87	0.64	3
11.89	24.69	58.7	1.51	1.66	1.87	1.30	7
9.66	(31.62)	49.3	1.52	1.57	1.86	1.23	13

14.29	12.86	153.5	0.85	1.78	1.21	1.42	5
12.88	(0.82)	125.4	0.87	1.76	1.20	1.43	7
13.21	11.75	114.6	0.86	1.67	1.22	1.31	3
11.99	25.55	92.1	0.86	2.34	1.22	1.98	7
9.73	(31.16)	62.2	0.87	2.25	1.21	1.91	13

14.16	12.32	19.8	1.42	1.19	1.78	0.83	5
12.76	(1.32)	16.3	1.43	1.16	1.77	0.82	7
13.08	11.09	15.9	1.43	1.07	1.79	0.71	3
11.88	24.77	13.9	1.43	1.77	1.79	1.41	7
9.66	(31.55)	8.2	1.44	1.75	1.78	1.41	13

14.20	12.45	40.4	1.22	1.43	1.58	1.07	5
12.81	(1.11)	26.3	1.24	1.41	1.57	1.08	7
13.13	11.32	23.9	1.23	1.34	1.59	0.98	3
11.94	25.09	14.8	1.23	1.96	1.59	1.60	7
9.69	(31.43)	10.3	1.24	1.90	1.58	1.56	13

14.29	12.85	3.5	0.92	1.69	1.28	1.33	5
12.87	(0.85)	2.9	0.93	1.66	1.27	1.32	7
13.19	11.60	3.1	0.93	1.62	1.29	1.26	3
11.98	25.67	2.2	0.93	2.30	1.29	1.94	7
9.71	(31.15)	1.2	0.94	2.29	1.28	1.95	13

See accompanying notes to financial statements.	221

STATE FARM MUTUAL FUND TRUST LIFEPATH 2040 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$12.85	$0.22	$1.62	$1.84	$(0.23)	$—	$(0.23)
Year ended 12/31/2011	13.41	0.18	(0.56)	(0.38)	(0.18)	—	(0.18)
Year ended 12/31/2010	12.08	0.16	1.32	1.48	(0.15)	—	(0.15)
Year ended 12/31/2009	9.62	0.20	2.45	2.65	(0.19)	—	(0.19)
Year ended 12/31/2008	15.28	0.22	(5.67)	(5.45)	(0.19)	(0.02)	(0.21)
Class B Shares
Year ended 12/31/2012	12.80	0.12	1.61	1.73	(0.13)	—	(0.13)
Year ended 12/31/2011	13.35	0.09	(0.55)	(0.46)	(0.09)	—	(0.09)
Year ended 12/31/2010	12.04	0.07	1.31	1.38	(0.07)	—	(0.07)
Year ended 12/31/2009	9.60	0.13	2.43	2.56	(0.12)	—	(0.12)
Year ended 12/31/2008	15.24	0.13	(5.64)	(5.51)	(0.11)	(0.02)	(0.13)
Legacy Class A Shares
Year ended 12/31/2012	12.88	0.22	1.62	1.84	(0.22)	—	(0.22)
Year ended 12/31/2011	13.42	0.18	(0.55)	(0.37)	(0.17)	—	(0.17)
Year ended 12/31/2010	12.09	0.16	1.32	1.48	(0.15)	—	(0.15)
Year ended 12/31/2009	9.62	0.19	2.46	2.65	(0.18)	—	(0.18)
Year ended 12/31/2008	15.27	0.21	(5.67)	(5.46)	(0.17)	(0.02)	(0.19)
Legacy Class B Shares
Year ended 12/31/2012	12.87	0.16	1.62	1.78	(0.15)	—	(0.15)
Year ended 12/31/2011	13.40	0.12	(0.54)	(0.42)	(0.11)	—	(0.11)
Year ended 12/31/2010	12.07	0.11	1.32	1.43	(0.10)	—	(0.10)
Year ended 12/31/2009	9.61	0.15	2.45	2.60	(0.14)	—	(0.14)
Year ended 12/31/2008	15.23	0.16	(5.64)	(5.48)	(0.12)	(0.02)	(0.14)
Institutional Shares
Year ended 12/31/2012	12.93	0.26	1.63	1.89	(0.26)	—	(0.26)
Year ended 12/31/2011	13.48	0.22	(0.56)	(0.34)	(0.21)	—	(0.21)
Year ended 12/31/2010	12.15	0.19	1.32	1.51	(0.18)	—	(0.18)
Year ended 12/31/2009	9.66	0.23	2.47	2.70	(0.21)	—	(0.21)
Year ended 12/31/2008	15.34	0.25	(5.70)	(5.45)	(0.21)	(0.02)	(0.23)
Class R-1 Shares
Year ended 12/31/2012	12.80	0.17	1.62	1.79	(0.18)	—	(0.18)
Year ended 12/31/2011	13.34	0.13	(0.54)	(0.41)	(0.13)	—	(0.13)
Year ended 12/31/2010	12.02	0.12	1.31	1.43	(0.11)	—	(0.11)
Year ended 12/31/2009	9.59	0.16	2.42	2.58	(0.15)	—	(0.15)
Year ended 12/31/2008	15.22	0.18	(5.64)	(5.46)	(0.15)	(0.02)	(0.17)
Class R-2 Shares
Year ended 12/31/2012	12.85	0.21	1.61	1.82	(0.21)	—	(0.21)
Year ended 12/31/2011	13.40	0.17	(0.56)	(0.39)	(0.16)	—	(0.16)
Year ended 12/31/2010	12.08	0.15	1.31	1.46	(0.14)	—	(0.14)
Year ended 12/31/2009	9.62	0.19	2.45	2.64	(0.18)	—	(0.18)
Year ended 12/31/2008	15.28	0.21	(5.68)	(5.47)	(0.17)	(0.02)	(0.19)
Class R-3 Shares
Year ended 12/31/2012	13.05	0.24	1.65	1.89	(0.24)	—	(0.24)
Year ended 12/31/2011	13.60	0.21	(0.56)	(0.35)	(0.20)	—	(0.20)
Year ended 12/31/2010	12.25	0.19	1.33	1.52	(0.17)	—	(0.17)
Year ended 12/31/2009	9.64	0.23	2.58	2.81	(0.20)	—	(0.20)
Year ended 12/31/2008	15.32	0.25	(5.70)	(5.45)	(0.21)	(0.02)	(0.23)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.44%, respectively, for the year ended December 31, 2012.
(c)	Total return does not reflect the effect of sales charge for Class A, Class B, Legacy Class A and Legacy Class B shares. All other classes do not have a sales charge.
(d)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.
(e)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.52% and 2.13%, respectively, for the year ended December 31, 2012.
(f)	Amount represents the portfolio turnover rate of the Master Portfolio.

222	See accompanying notes to financial statements.

		Ratios/supplemental data
Net asset value, end of period		Net assets, end of period (millions)	Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
	Total return (c)		Expenses (b)(d)	Net investment income (loss) (b)	Expenses (e)	Net investment income (loss) (e)	Portfolio turnover rate (f)

$14.46	14.29%	$407.1	1.09%	1.60%	1.47%	1.22%	4%
12.85	(2.85)	297.6	1.10	1.36	1.46	1.00	8
13.41	12.28	257.8	1.11	1.34	1.48	0.97	4
12.08	27.49	180.5	1.11	1.92	1.47	1.56	6
9.62	(35.68)	112.0	1.13	1.74	1.47	1.40	14

14.40	13.52	34.0	1.79	0.88	2.17	0.50	4
12.80	(3.47)	27.6	1.80	0.65	2.16	0.29	8
13.35	11.47	26.1	1.81	0.61	2.18	0.24	4
12.04	26.66	20.7	1.81	1.22	2.17	0.86	6
9.60	(36.13)	12.9	1.83	1.05	2.17	0.71	14
14.50	14.29	210.0	1.09	1.57	1.47	1.19	4
12.88	(2.81)	182.2	1.10	1.34	1.46	0.98	8
13.42	12.30	188.0	1.11	1.29	1.48	0.92	4
12.09	27.55	170.8	1.11	1.88	1.48	1.51	6
9.62	(35.71)	133.4	1.13	1.64	1.47	1.30	14
14.50	13.81	33.8	1.49	1.12	1.87	0.74	4
12.87	(3.15)	38.5	1.50	0.92	1.86	0.56	8
13.40	11.81	45.9	1.51	0.88	1.88	0.51	4
12.07	27.03	43.8	1.51	1.47	1.88	1.10	6
9.61	(35.94)	35.1	1.53	1.25	1.87	0.91	14
14.56	14.59	170.7	0.84	1.84	1.22	1.46	4
12.93	(2.55)	136.2	0.85	1.60	1.21	1.24	8
13.48	12.43	128.4	0.86	1.57	1.23	1.20	4
12.15	27.92	98.9	0.86	2.17	1.22	1.81	6
9.66	(35.51)	62.9	0.88	1.94	1.22	1.60	14
14.41	13.92	15.3	1.41	1.26	1.79	0.88	4
12.80	(3.08)	12.3	1.42	1.00	1.78	0.64	8
13.34	11.89	12.6	1.43	0.94	1.80	0.57	4
12.02	26.90	11.7	1.43	1.57	1.79	1.21	6
9.59	(35.88)	7.4	1.45	1.40	1.79	1.06	14
14.46	14.15	30.7	1.21	1.47	1.59	1.09	4
12.85	(2.91)	22.9	1.22	1.25	1.58	0.89	8
13.40	12.08	20.7	1.23	1.23	1.60	0.86	4
12.08	27.43	13.5	1.23	1.84	1.59	1.48	6
9.62	(35.76)	8.5	1.25	1.62	1.59	1.28	14
14.70	14.50	3.0	0.91	1.73	1.29	1.35	4
13.05	(2.60)	2.4	0.92	1.51	1.28	1.15	8
13.60	12.41	2.3	0.93	1.50	1.30	1.13	4
12.25	29.18	1.9	0.92	2.14	1.29	1.77	6
9.64	(35.57)	0.9	0.95	1.94	1.30	1.59	14

See accompanying notes to financial statements.	223

STATE FARM MUTUAL FUND TRUST LIFEPATH 2050 FUND

(For a share outstanding throughout each period)

		Income from investment operations			Less distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Net investment income	Net realized gain	Total distributions
Class A Shares
Year ended 12/31/2012	$8.60	$0.15	$1.19	$1.34	$(0.14)	$(0.17)	$(0.31)
Year ended 12/31/2011	9.39	0.11	(0.51)	(0.40)	(0.09)	(0.30)	(0.39)
Year ended 12/31/2010	8.62	0.12	1.00	1.12	(0.08)	(0.27)	(0.35)
Year ended 12/31/2009	6.88	0.14	1.94	2.08	(0.11)	(0.23)	(0.34)
Period ended 12/31/2008(h)	10.00	0.17	(3.20)	(3.03)	(0.06)	(0.03)	(0.09)
Class R-1 Shares
Year ended 12/31/2012	8.62	0.12	1.20	1.32	(0.11)	(0.17)	(0.28)
Year ended 12/31/2011	9.42	0.08	(0.51)	(0.43)	(0.07)	(0.30)	(0.37)
Year ended 12/31/2010	8.64	0.08	1.02	1.10	(0.05)	(0.27)	(0.32)
Year ended 12/31/2009	6.90	0.11	1.95	2.06	(0.09)	(0.23)	(0.32)
Period ended 12/31/2008(h)	10.00	0.11	(3.15)	(3.04)	(0.03)	(0.03)	(0.06)
Class R-2 Shares
Year ended 12/31/2012	8.63	0.14	1.19	1.33	(0.13)	(0.17)	(0.30)
Year ended 12/31/2011	9.42	0.11	(0.51)	(0.40)	(0.09)	(0.30)	(0.39)
Year ended 12/31/2010	8.65	0.10	1.01	1.11	(0.07)	(0.27)	(0.34)
Year ended 12/31/2009	6.90	0.12	1.96	2.08	(0.10)	(0.23)	(0.33)
Period ended 12/31/2008(h)	10.00	0.13	(3.16)	(3.03)	(0.04)	(0.03)	(0.07)

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Net amounts and ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio, indirect proportionate share of the expenses of the Underlying Master Portfolios, and applicable Expense Reduction Agreements described in Note 7; but do not reflect indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, assuming applicable expense reductions, were 0.21% and 2.51%, respectively, for the year ended December 31, 2012.
(c)	Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge for Class A shares. All other classes do not have a sales charge.
(d)	Determined on an annualized basis for periods that are less than a full year.
(e)	The expense ratios include the effect of the expense reduction change described in Note 7 under Expense Reduction Agreements.
(f)	Ratios reflect the Fund’s proportionate share of income and expenses of the Master Portfolio and indirect proportionate share of the expenses of the Underlying Master Portfolios; but do not reflect otherwise applicable Expense Reduction Agreements described in Note 7 or indirect proportionate share of the expenses of the BlackRock Cash Funds, BlackRock Commodity Strategies Fund and iShares exchange-traded funds. Expense and income ratios for the Master Portfolio, excluding any otherwise applicable expense reductions, were 0.54% and 2.18%, respectively, for the year ended December 31, 2012.
(g)	Amount represents the portfolio turnover rate of the Master Portfolio and rounds to less than 1% for 2008.
(h)	For all the data, except for the portfolio turnover rate which is the period from the commencement of investment operations June 30, 2008 for the Master Portfolio, the period is from commencement of investment operations July 10, 2008.

224	See accompanying notes to financial statements.

		Ratios/supplemental data
Net asset value, end of period			Average Net Asset ratios assuming expense reductions		Average Net Asset ratios absent expense reductions
	Total return (c)	Net assets, end of period (millions)	Expenses (b)(d)(e)	Net investment income (loss) (b)(d)	Expenses (d)(f)	Net investment income (loss) (d)(f)	Portfolio turnover rate (g)
$9.63	15.54%	$104.3	1.14%	1.61%	1.60%	1.15%	5%
8.60	(4.25)	62.2	1.13	1.23	1.63	0.73	13
9.39	12.98	42.6	1.12	1.32	1.76	0.68	5
8.62	30.25	20.8	1.11	1.87	2.04	0.94	12
6.88	(30.38)	5.0	1.13	2.48	3.45	0.16	0
9.66	15.29	3.5	1.46	1.27	1.92	0.81	5
8.62	(4.61)	2.5	1.45	0.89	1.95	0.39	13
9.42	12.69	1.8	1.44	0.90	2.08	0.26	5
8.64	29.76	1.3	1.43	1.42	2.37	0.48	12
6.90	(30.40)	0.7	1.45	1.33	3.77	0.99	0
9.66	15.37	4.9	1.26	1.52	1.72	1.06	5
8.63	(4.26)	2.9	1.26	1.15	1.74	0.67	13
9.42	12.79	1.7	1.24	1.14	1.89	0.49	5
8.65	30.08	1.0	1.23	1.65	2.18	0.70	12
6.90	(30.34)	0.7	1.25	1.49	3.58	0.84	0

See accompanying notes to financial statements.	225

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended December 31, 2012.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividend Received Deduction	Total Foreign Taxes Paid	Total Foreign Source Income	Total Exempt Interest Distributed
Equity Fund	$—	$3,326,609	$3,326,609	$—	$—	$—
Small Mid/Cap Equity Fund	—	—	—	—	—	—
International Equity Fund	—	—	—	252,364	2,923,430	—
S&P 500 Index Fund	—	8,723,830	8,723,830	—	—	—
Small Cap Index Fund	7,492,370	2,375,692	2,375,692	—	—	—
International Index Fund	—	4,515,856	2,258	493,155	7,094,377	—
Equity and Bond Fund	—	1,488,586	1,488,586	—	—	—
Bond Fund	—	—	—	—	—	—
Tax Advantaged Bond Fund	7,190	—	—	—	—	11,183,093
Money Market Fund	—	—	—	—	—	—
LifePath Retirement Fund	12,672,277	6,910,400	4,347,025	—	—	—
LifePath 2020 Fund	—	13,713,148	8,705,671	—	—	—
LifePath 2030 Fund	—	15,068,818	9,456,048	—	—	—
LifePath 2040 Fund	—	13,655,185	8,011,964	—	—	—
LifePath 2050 Fund	1,784,032	1,655,198	985,705	—	—	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of the State Farm Mutual Fund Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for the State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund for which the schedules of investments are not included), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Farm Equity Fund, State Farm Small/Mid Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity & Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, State Farm Money Market Fund, State Farm LifePath Retirement Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, State Farm LifePath 2040 Fund and State Farm LifePath 2050 Fund, fifteen funds comprising the State Farm Mutual Fund Trust (the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the periods ended December 31, 2010 and prior were audited by another independent registered public accounting firm whose report dated February 28, 2011 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2013

227

Management Information – State Farm Mutual Fund Trust, December 31, 2012 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT - St. Mary’s University (since 6/2012); DEAN and PROFESSOR OF LAW - University of St. Thomas School of Law (before 6/2012); TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 68	Trustee	Began service in 2000 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT - Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER - Tiehack Development Corp. (land developer); TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHANCELLOR - Texas Christian University; TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2000 and serves until successor is elected or appointed.	PRESIDENT/OWNER (since 7/2010) - Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER - Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 69	Trustee	Began service in 2000 and serves until successor is elected or appointed.	CHAIRMAN - Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE - MainStay Funds (65 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR (since 2/2008) - Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Mutual Fund Trust, December 31, 2012 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee and Chairperson of the Board	Began service as Trustee in 2000 and as Chairperson of the Board in 2012 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT and DIRECTOR - State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR - State Farm VP Management Corp., State Farm Investment Management Corp.; TRUSTEE and CHAIRPERSON OF THE BOARD - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR - McGraw-Hill Corporation (publishing company); DIRECTOR - Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); DIRECTOR - Helmerich & Payne, Inc. (energy exploration and production company)

Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee and President	Began service as Trustee in 2002 and as President in 2012 and serves until successor is elected orappointed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010), TREASURER (before 6/2009), and DIRECTOR - State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER - State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE and PRESIDENT - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR - Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Mutual Fund Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Mutual Fund Trust, December 31, 2012 (unaudited)

III. Information about Officers of State Farm Mutual Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 49	Senior Vice President and Treasurer	Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER (since 6/2009) and, SENIOR VICE PRESIDENT (since 3/2007) - State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT (since 12/2009) - State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Joe R. Monk Jr. One State Farm Plaza Bloomington, IL 61710 Age 49	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 - 4/2010) - State Farm Life Insurance Company; SENIOR VICE PRESIDENT - MUTUAL FUNDS (SINCE 1/2011), VICE PRESIDENT - HEALTH (since 4/2010), OPERATIONS VICE PRESIDENT - HEALTH (6/2008 - 4/2010) and VICE PRESIDENT - AGENCY (12/2004 - 6/2008) - State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT (since 7/2010) - State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 42	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT - MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) - State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY - TREASURER - State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 53	Chief Compliance Officer and Assistant Secretary - Treasurer	Began service as Assistant Secretary - Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY - TREASURER - State Farm Variable Product Trust, State Farm Associates’ Funds Trust, State Farm Investment Management Corp.; DIRECTOR - MUTUAL FUNDS - State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY - TREASURER - State Farm VP Management Corp.

Joseph P. Young One State Farm Plaza Bloomington, IL 61710 Age 49	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT - FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT - FIXED INCOME (6/2011 - 12/2011) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT - FIXED INCOME (3/1998 - 5/2011) - Nationwide Insurance; VICE PRESIDENT (since 12/2011) - State Farm Variable Product Trust, State Farm Associates’ Funds Trust.

Dick Paul One State Farm Plaza Bloomington, IL 61710 Age 53	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT - LIFE/HEALTH/MUTUAL FUNDS (since 1/2012), OPERATIONS VICE PRESIDENT - LIFE/HEALTH (5/2009 - 2/2012), EXECUTIVE ASSISTANT (1/2009 - 5/2009) and ASSISTANT VICE PRESIDENT - MUTUAL FUNDS (8/2005 - 1/2009) - State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) - State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-4930 to request a copy of the SAI.

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION

as of December 31, 2012

LifePath® Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	61%
Equity Funds	38
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	52%
Active Stock Master Portfolio	20
iShares Barclays TIPS Bond Fund	9
iShares MSCI EAFE Index Fund	5
Master Small Cap Index Series	4
BlackRock Commodity Strategies Fund	3
iShares MSCI Emerging Markets Index Fund	2
ACWI ex-US Index Master Portfolio	2
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath 2020 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	54%
Fixed Income Funds	45
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies
CoreAlpha Bond Master Portfolio	39%
Active Stock Master Portfolio	28
iShares MSCI EAFE Index Fund	8
iShares Barclays TIPS Bond Fund	6
BlackRock Commodity Strategies Fund	4
Master Small Cap Index Series	4
iShares MSCI Emerging Markets Index Fund	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
ACWI ex-US Index Master Portfolio	2
iShares Cohen & Steers Realty Majors Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

LifePath 2030 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	68%
Fixed Income Funds	30
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	37%
CoreAlpha Bond Master Portfolio	26
iShares MSCI EAFE Index Fund	10
iShares MSCI Emerging Markets Index Fund	4
iShares Barclays TIPS Bond Fund	4
BlackRock Commodity Strategies Fund	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
Master Small Cap Index Series	3
iShares Cohen & Steers Realty Majors Index Fund	3
ACWI ex-US Index Master Portfolio	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	1

The Master Portfolios’ allocation and holdings listed above are current as of the report date. However, the Master Portfolios are regularly monitored and their composition may vary throughout various periods.

MASTER INVESTMENT PORTFOLIO

MASTER PORTFOLIO INFORMATION (Concluded)

as of December 31, 2012

LifePath 2040 Master Portfolio®

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	81%
Fixed Income Funds	17
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	44%
CoreAlpha Bond Master Portfolio	16
iShares MSCI EAFE Index Fund	12
iShares MSCI Emerging Markets Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	4
BlackRock Commodity Strategies Fund	3
Master Small Cap Index Series	2
ACWI ex-US Index Master Portfolio	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	2
iShares Barclays TIPS Bond Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2

LifePath® 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	91%
Fixed Income Funds	7
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies
Active Stock Master Portfolio	50%
iShares MSCI EAFE Index Fund	10
ACWI ex-US Index Master Portfolio	9
CoreAlpha Bond Master Portfolio	7
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	5
iShares MSCI Emerging Markets Index Fund	4
BlackRock Commodity Strategies Fund	4
iShares MSCI EAFE Small Cap Index Fund	2
Master Small Cap Index Series	2
iShares MSCI Canada Index Fund	1
BlackRock Cash Funds: Institutional, SL Agency Shares	1

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	4%
Microsoft Corp.	2
Exxon Mobil Corp.	2
Google, Inc., Class A	2
JPMorgan Chase & Co.	2
Pfizer, Inc.	2
Wells Fargo & Co.	2
Merck & Co., Inc.	1
Verizon Communications, Inc.	1
Coca-Cola Co.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	19%
Financials	15
Consumer Discretionary	14
Health Care	13
Industrials	12
Energy	10
Consumer Staples	9
Telecommunication Services	3
Materials	3
Utilities	2

For Active Stock Master Portfolio compliance purposes, the Active Stock Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Active Stock Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2012

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 38.7%
Active Stock Master Portfolio	$298,793,488	$298,793,488
ACWI ex-US Index Master Portfolio	$27,699,413	27,699,413
BlackRock Commodity Strategies Fund	5,285,130	53,644,074
iShares Cohen & Steers Realty Majors Index Fund	28,264	2,219,855
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	91,497	3,029,466
iShares MSCI Canada Index Fund	350,676	9,959,198
iShares MSCI EAFE Index Fund (b)	1,310,595	74,468,008
iShares MSCI EAFE Small Cap Index Fund	344,187	14,011,853
iShares MSCI Emerging Markets Index Fund	662,040	29,361,474
Master Small Cap Index Series	$64,132,281	64,132,281

		577,319,110
Fixed Income Funds — 60.9%
CoreAlpha Bond Master Portfolio	$778,624,808	778,624,808
iShares Barclays TIPS Bond Fund	1,074,113	130,408,059

		909,032,867

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	7,529,155	$7,529,155
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	1,254,994	1,254,994

		8,784,149
Total Affiliated Investment Companies (Cost — $1,378,973,437*) — 100.2%		1,495,136,126
Liabilities in Excess of Other Assets — (0.2)%		(3,560,422)

Net Assets — 100.0%		$1,491,575,704

Notes to Schedule of Investments
*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,381,858,348

Gross unrealized appreciation	$118,012,020
Gross unrealized depreciation	(4,734,242)

Net unrealized appreciation	$113,277,778

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$298,043,934	$749,554	[1]	—	$298,793,488	$298,793,488	$6,970,575	$23,047,739
ACWI ex-US Index Master Portfolio	$5,548,263	$22,151,150	[1]	—	$27,699,413	$27,699,413	$437,782	$327,413
BlackRock Cash Funds: Institutional, SL Agency Shares	19,603,098	—		(12,073,943)[2]	7,529,155	$7,529,155	$59,822	—
BlackRock Cash Funds: Prime, SL Agency Shares	5,266,000	—		(4,011,006)[2]	1,254,994	$1,254,994	$14,700	—
BlackRock Commodity Strategies Fund	—	5,285,130		—	5,285,130	$53,644,074	$11,144	—
CoreAlpha Bond Master Portfolio	$725,793,169	$52,831,639	[1]	—	$778,624,808	$778,624,808	$19,593,735	$16,190,243
iShares Barclays TIPS Bond Fund	1,059,111	46,318		(31,316)	1,074,113	$130,408,059	$2,888,248	$351,606
iShares Cohen & Steers Realty Majors Index Fund	19,438	9,576		(750)	28,264	$2,219,855	$62,175	$3,530
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	59,926	33,617		(2,046)	91,497	$3,029,466	$158,685	$(7,558)
iShares MSCI Canada Index Fund	520,174	—		(169.498)	350,676	$9,959,198	$235,548	$(703,201)
iShares MSCI EAFE Index Fund	1,903,131	39,135		(631,671)	1,310,595	$74,468,008	$2,787,998	$(436,987)
iShares MSCI EAFE Small Cap Index Fund	354,938	31.107		(41,858)	344,187	$14,011,853	$459,825	$(220,257)
iShares MSCI Emerging Markets Index Fund	939,069	28,664		(305,693)	662,040	$29,361,474	$588,666	$(1,117,582)
Master Small Cap Index Series	$59,483,717	$4,648,564	[1]	—	$64,132,281	$64,132,281	$1,327,479	$547,025

[1]	Represents net beneficial interest purchased.
[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

233 See Notes to Financial Statements.

LIFEPATH RETIREMENT MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$325,886,136	$1,169,249,990	—	$1,495,136,126

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $5,833,100 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

234	See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2012

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 54.1%
Active Stock Master Portfolio	$725,539,622	$725,539,622
ACWI ex-US Index Master Portfolio	$42,040,829	42,040,829
BlackRock Commodity Strategies Fund	9,023,154	91,585,017
iShares Cohen & Steers Realty Majors Index Fund (b)	450,679	35,396,329
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	1,375,939	45,557,340
iShares MSCI Canada Index Fund (b)	951,620	27,026,008
iShares MSCI EAFE Index Fund	3,472,019	197,280,120
iShares MSCI EAFE Small Cap Index Fund	772,687	31,456,088
iShares MSCI Emerging Markets Index Fund (b)	1,801,391	79,891,691
Master Small Cap Index Series	$91,038,885	91,038,885

		1,366,811,929
Fixed Income Funds — 45.8%
CoreAlpha Bond Master Portfolio	$997,874,524	997,874,524
iShares Barclays TIPS Bond Fund	1,297,149	157,486,860

		1,155,361,384

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	18,545,337	$18,545,337
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	4,104,742	4,104,742

		22,650,079
Total Affiliated Investment Companies (Cost — $2,320,780,326*) — 100.8%		2,544,823,392
Liabilities in Excess of Other Assets — (0.8)%		(20,506,958)

Net Assets — 100.0%		$2,524,316,434

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,340,402,054

Gross unrealized appreciation	$227,200,377
Gross unrealized depreciation	(22,779,039)

Net unrealized appreciation	$204,421,338

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$748,693,513	—		$(23,153,891)[1]	$725,539,622	$725,539,622	$17,159,758	$58,769,240
ACWI ex-US Index Master Portfolio	$5,969,722	$36,071,107	[2]	—	$42,040,829	$42,040,829	$615,583	$497,754
BlackRock Cash Funds: Institutional, SL Agency Shares	101,724,838	—		(83,179,501)[1]	18,545,337	$18,545,337	$127,285	—
BlackRock Cash Funds: Prime, SL Agency Shares	32,812,403	—		(28,707,661)[1]	4,104,742	$4,104,742	$31,986	—
BlackRock Commodity Strategies Fund	—	9,023,154		—	9,023,154	$91,585,017	$19,026	—
CoreAlpha Bond Master Portfolio	$877,647,887	$120,226,637	[2]	—	$997,874,524	$997,874,524	$24,456,761	$18,949,016
iShares Barclays TIPS Bond Fund	1,219,031	128,162		(50,044)	1,297,149	$157,486,860	$3,444,616	$530,716
iShares Cohen & Steers Realty Majors Index Fund	513,326	34,698		(97,345)	450,679	$35,396,329	$1,156,143	$924,472
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1,583,649	30,986		(238,696)	1,375,939	$45,557,340	$2,741,043	$(1,160,307)
iShares MSCI Canada Index Fund	1,190,355	—		(238,735)	951,620	$27,026,008	$617,791	$(1,169,799)
iShares MSCI EAFE Index Fund	4,619,681	141,086		(1,288,748)	3,472,019	$197,280,120	$7,078,498	$(3,004,378)
iShares MSCI EAFE Small Cap Index Fund	848,248	28,868		(104,429)	772,687	$31,456,088	$1,058,807	$(591,724)
iShares MSCI Emerging Markets Index Fund	2,251,118	46,678		(496,405)	1,801,391	$79,891,691	$1,517,092	$(4,159,781)
Master Small Cap Index Series	$86,267,134	$4,771,751	[2]	—	$91,038,885	$91,038,885	$1,915,737	$665,664

[1]	Represents net shares/beneficial interest sold.
[2]	Represents net beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

235 See Notes to Financial Statements.

LIFEPATH 2020 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$688,329,532	$1,856,493,860	—	$2,544,823,392

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $19,078,475 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

236	See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2012

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 69.6%
Active Stock Master Portfolio	$841,283,578	$841,283,578
ACWI ex-US Index Master Portfolio	$48,830,798	48,830,798
BlackRock Commodity Strategies Fund	7,981,436	81,011,571
iShares Cohen & Steers Realty Majors Index Fund (b)	750,700	58,959,978
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	2,215,546	73,356,728
iShares MSCI Canada Index Fund (b)	1,114,324	31,646,801
iShares MSCI EAFE Index Fund (b)	4,026,402	228,780,162
iShares MSCI EAFE Small Cap Index Fund	889,363	36,205,968
iShares MSCI Emerging Markets Index Fund (b)	2,093,140	92,830,759
Master Small Cap Index Series	$64,557,533	64,557,533

		1,557,463,876
Fixed Income Funds — 30.3%
CoreAlpha Bond Master Portfolio	$593,095,629	593,095,629
iShares Barclays TIPS Bond Fund	707,463	85,893,083

		678,988,712

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 2.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	39,402,527	$39,402,527
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	9,624,087	9,624,087

		49,026,614
Total Affiliated Investment Companies (Cost — $2,074,299,772*) — 102.1%		2,285,479,202
Liabilities in Excess of Other Assets — (2.1)%		(48,034,711)

Net Assets — 100.0%		$2,237,444,491

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,102,457,932

Gross unrealized appreciation	$213,972,231
Gross unrealized depreciation	(30,950,961)

Net unrealized appreciation	$183,021,270

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$828,107,242	$13,176,336	[1]	—	$841,283,578	$841,283,578	$19,484,779	$64,430,088
ACWI ex-US Index Master Portfolio	$6,940,554	$41,890,244	[1]	—	$48,830,798	$48,830,798	$751,689	$292,521
BlackRock Cash Funds: Institutional, SL Agency Shares	57,414,496	—		(18,011,969)[2]	39,402,527	$39,402,527	$136,067	—
BlackRock Cash Funds: Prime, SL Agency Shares	18,184,839	—		(8,560,752)[2]	9,624,087	$9,624,087	$34,572	—
BlackRock Commodity Strategies Fund	—	7,981,436		—	7,981,436	$81,011,571	$16,829	—
CoreAlpha Bond Master Portfolio	$483,730,118	$109,365,511	[1]	—	$593,095,629	$593,095,629	$14,100,196	$9,948,978
iShares Barclays TIPS Bond Fund	647,298	84,077		(23,912)	707,463	$85,893,083	$1,802,943	$237,489
iShares Cohen & Steers Realty Majors Index Fund	779,965	87,038		(116,303)	750,700	$58,959,978	$1,847,965	$648,889
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,439,821	206,223		(430,498)	2,215,546	$73,356,728	$4,324,948	$(2,918,395)
iShares MSCI Canada Index Fund	1,299,183	2,889		(187,748)	1,114,324	$31,646,801	$689,223	$(935,990)
iShares MSCI EAFE Index Fund	4,939,362	216,540		(1,129,500)	4,026,402	$228,780,162	$7,828,853	$(6,327,465)
iShares MSCI EAFE Small Cap Index Fund	909,785	47,184		(67,606)	889,363	$36,205,968	$1,181,690	$(372,992)
iShares MSCI Emerging Markets Index Fund	2,471,377	116,370		(494,607)	2,093,140	$92,830,759	$1,696,937	$(4,186,522)
Master Small Cap Index Series	$62,185,765	$2,371,768	[1]	—	$64,557,533	$64,557,533	$1,376,520	$482,642

[1]	Represents net beneficial interest purchased.
[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

237 See Notes to Financial Statements.

LIFEPATH 2030 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$737,711,664	$1,547,767,538	—	$2,285,479,202

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $44,731,905 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

238	See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2012

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 82.2%
Active Stock Master Portfolio	$760,695,544	$760,695,544
ACWI ex-US Index Master Portfolio	$38,541,025	38,541,025
BlackRock Commodity Strategies Fund	6,060,504	61,514,116
iShares Cohen & Steers Realty Majors Index Fund (b)	807,851	63,448,618
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	2,340,965	77,509,351
iShares MSCI Canada Index Fund (b)	1,023,835	29,076,914
iShares MSCI EAFE Index Fund	3,712,248	210,929,931
iShares MSCI EAFE Small Cap Index Fund	797,837	32,479,944
iShares MSCI Emerging Markets Index Fund (b)	1,924,980	85,372,863
Master Small Cap Index Series	$39,498,574	39,498,574

		1,399,066,880
Fixed Income Funds — 17.7%
CoreAlpha Bond Master Portfolio	$272,301,743	272,301,743
iShares Barclays TIPS Bond Fund	238,933	29,008,856

		301,310,599

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 2.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	26,972,214	$26,972,214
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	6,555,513	6,555,513

		33,527,727
Total Affiliated Investment Companies (Cost — $1,569,469,166*) — 101.9%		1,733,905,206
Liabilities in Excess of Other Assets — (1.9)%		(32,648,075)

Net Assets — 100.0%		$1,701,257,131

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,598,853,255

Gross unrealized appreciation	$166,556,684
Gross unrealized depreciation	(31,504,733)

Net unrealized appreciation	$135,051,951

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$736,182,388	$24,513,156[1]	—	$760,695,544	$760,695,544	$17,489,815	$56,670,007
ACWI ex-US Index Master Portfolio	$6,288,397	$32,252,628[1]	—	$38,541,025	$38,541,025	$607,394	$238,073
BlackRock Cash Funds: Institutional, SL Agency Shares	46,040,413	—	(19,068,199)[2]	26,972,214	$26,972,214	$104,973	—
BlackRock Cash Funds: Prime, SL Agency Shares	14,394,378	—	(7,838,865)[2]	6,555,513	$6,555,513	$26,768	—
BlackRock Commodity Strategies Fund	—	6,060,504	—	6,060,504	$61,514,116	$12,779	—
CoreAlpha Bond Master Portfolio	$203,336,372	$68,965,371[1]	—	$272,301,743	$272,301,743	$6,307,393	$3,935,768
iShares Barclays TIPS Bond Fund	180,235	66,579	(7,881)	238,933	$29,008,856	$544,379	$86,704
iShares Cohen & Steers Realty Majors Index Fund	795,460	87,318	(74,927)	807,851	$63,448,618	$1,940,650	$239,445
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,481,690	164,152	(304,877)	2,340,965	$77,509,351	$4,552,319	$(2,103,380)
iShares MSCI Canada Index Fund	1,113,860	—	(90,025)	1,023,835	$29,076,914	$636,774	$(497,776)
iShares MSCI EAFE Index Fund	4,317,966	121,164	(726,882)	3,712,248	$210,929,931	$7,078,712	$(7,745,818)
iShares MSCI EAFE Small Cap Index Fund	796,836	59,301	(58,300)	797,837	$32,479,944	$1,054,470	$(341,121)
iShares MSCI Emerging Markets Index Fund	2,136,980	71,328	(283,328)	1,924,980	$85,372,863	$1,536,170	$(2,328,664)
Master Small Cap Index Series	$40,190,017	—	$(691,443)[2]	$39,498,574	$39,498,574	$872,059	$260,202

[1]	Represents net beneficial interest purchased.
[2]	Represents net shares/beneficial interest sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

239 See Notes to Financial Statements.

LIFEPATH 2040 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$622,868,320	$1,111,036,886	—	$1,733,905,206

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $30,469,445 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

240	See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2012

(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 92.7%
Active Stock Master Portfolio	$136,546,567	$136,546,567
ACWI ex-US Index Master Portfolio	$23,074,195	23,074,195
BlackRock Commodity Strategies Fund	969,991	9,845,411
iShares Cohen & Steers Realty Majors Index Fund (b)	154,447	12,130,267
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	444,626	14,721,567
iShares MSCI Canada Index Fund	130,967	3,719,463
iShares MSCI EAFE Index Fund	471,857	26,810,915
iShares MSCI EAFE Small Cap Index Fund	134,998	5,495,769
iShares MSCI Emerging Markets Index Fund	245,849	10,903,403
Master Small Cap Index Series	$4,938,307	4,938,307

		248,185,864
Fixed Income Funds — 7.0%
CoreAlpha Bond Master Portfolio	$18,868,890	18,868,890

		18,868,890

Affiliated Investment Companies (a)	Shares	Value
Short-Term Securities — 1.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)	3,548,844	$3,548,844
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)	907,096	907,096

		4,455,940
Total Affiliated Investment Companies (Cost — $251,198,127*) — 101.4%		271,510,694
Liabilities in Excess of Other Assets — (1.4)%		(3,659,447)

Net Assets — 100.0%		$267,851,247

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$252,533,671

Gross unrealized appreciation	$20,620,952
Gross unrealized depreciation	(1,643,929)

Net unrealized appreciation	$18,977,023

(a)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2011	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2012	Value at December 31, 2012	Income	Realized Gain (Loss)
Active Stock Master Portfolio	$96,212,649	$40,333,918[1]	—	$136,546,567	$136,546,567	$2,720,354	$6,776,725
ACWI ex-US Index Master Portfolio	$2,165,187	$20,909,008[1]	—	$23,074,195	$23,074,195	$329,620	$(330,666)
BlackRock Cash Funds: Institutional, SL Agency Shares	6,374,294	—	(2,825,450)[2]	3,548,844	$3,548,844	$21,072	—
BlackRock Cash Funds: Prime, SL Agency Shares	1,943,189	—	(1,036,093)[2]	907,096	$907,096	$5,404	—
BlackRock Commodity Strategies Fund	—	969,991	—	969,991	$9,845,411	$1,858	—
CoreAlpha Bond Master Portfolio	$7,200,788	$11,668,102[1]	—	$18,868.890	$18,868,890	$319,805	$22,611
iShares Cohen & Steers Realty Majors Index Fund	116,706	57,284	(19,543)	154,447	$12,130,267	$330,709	$98,005
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	358,521	140,384	(54,279)	444,626	$14,721,567	$787,537	$(138,079)
iShares MSCI Canada Index Fund	147,564	7,933	(24,530)	130,967	$3,719,463	$79,843	$(126,525)
iShares MSCI EAFE Index Fund	541,724	29,308	(99,175)	471,857	$26,810,915	$885,729	$(813,504)
iShares MSCI EAFE Small Cap Index Fund	109,510	36,558	(11,070)	134,998	$5,495,769	$171,018	$(77,069)
iShares MSCI Emerging Markets Index Fund	274,352	20,183	(48,686)	245,849	$10,903,403	$194,613	$(342,800)
Master Small Cap Index Series	$3,997,168	$941,139[1]	—	$4,938,307	$4,938,307	$101,509	$6,139

[1]	Represents net beneficial interest purchased.
[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of security was purchased with the cash collateral from loaned securities.

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

241 See Notes to Financial Statements.

LIFEPATH 2050 MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$88,082,735	$183,427,959	—	$271,510,694

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $4,216,100 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

242	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2012

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.5%
The Boeing Co.	423,300	$31,899,887
Esterline Technologies Corp. (a)	1,878	119,460
Exelis, Inc. (b)	207,895	2,342,977
General Dynamics Corp.	41,010	2,840,763
Honeywell International, Inc.	213,820	13,571,155
Huntington Ingalls Industries, Inc.	22,834	989,625
L-3 Communications Holdings, Inc.	38,560	2,954,467
Northrop Grumman Corp.	220,678	14,913,419
Precision Castparts Corp.	40,300	7,633,626
Raytheon Co.	137,580	7,919,105
Rockwell Collins, Inc.	12,230	711,419
Spirit Aerosystems Holdings, Inc., Class A (a)	70,121	1,189,953
United Technologies Corp.	147,160	12,068,592

		99,154,448
Air Freight & Logistics — 0.6%
C.H. Robinson Worldwide, Inc. (b)	36,784	2,325,484
Expeditors International of Washington, Inc.	79,350	3,138,293
United Parcel Service, Inc., Class B	128,700	9,489,051
UTi Worldwide, Inc.	43,440	582,096

		15,534,924
Airlines — 0.5%
Copa Holdings SA	56,648	5,633,644
Delta Air Lines, Inc. (a)	385,535	4,576,300
United Continental Holdings, Inc. (a)	186,246	4,354,432

		14,564,376
Auto Components — 0.5%
Allison Transmission Holdings, Inc.	111,900	2,284,998
BorgWarner, Inc. (a)	3,670	262,845
Johnson Controls, Inc.	47,350	1,453,645
Lear Corp.	169,300	7,930,012
TRW Automotive Holdings Corp. (a)	28,100	1,506,441

		13,437,941
Automobiles — 0.5%
Ford Motor Co.	577,620	7,480,179
General Motors Co. (a)	39,600	1,141,668
Tesla Motors, Inc. (a)	140,900	4,772,283
Thor Industries, Inc.	6,935	259,577

		13,653,707
Beverages — 2.1%
Beam, Inc.	52,954	3,234,960
The Coca-Cola Co.	942,665	34,171,606
Diageo Plc	166,480	4,832,735
Monster Beverage Corp. (a)	94,289	4,986,002
PepsiCo Inc.	154,200	10,551,906

		57,777,209
Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a)	63,700	5,975,697
Amgen, Inc.	205,583	17,745,925
Ariad Pharmaceuticals, Inc. (a)	129,700	2,487,646
Biogen Idec, Inc. (a)	27,600	4,048,092
Celgene Corp. (a)	38,134	3,001,908
Gilead Sciences, Inc. (a)	172,500	12,670,125
Myriad Genetics, Inc. (a)	256,817	6,998,263
Regeneron Pharmaceuticals, Inc. (a)	18,300	3,130,581
Vertex Pharmaceuticals, Inc. (a)	34,206	1,434,600

		57,492,837
Building Products — 0.2%
Fortune Brands Home & Security, Inc. (a)	50,720	1,482,038
Masco Corp.	308,300	5,136,278

		6,618,316

Common Stocks	Shares	Value
Capital Markets — 0.8%
Apollo Investment Corp.	16,186	$135,315
The Bank of New York Mellon Corp.	6	154
Franklin Resources, Inc.	1,719	216,078
The Goldman Sachs Group, Inc.	103,998	13,265,985
Jefferies Group, Inc.	275,700	5,119,749
Legg Mason, Inc. (b)	56,367	1,449,759
LPL Financial Holdings, Inc.	6,791	191,235
State Street Corp.	58,200	2,735,982

		23,114,257
Chemicals — 1.7%
Albemarle Corp.	1,307	81,191
Cabot Corp.	31,319	1,246,183
Celanese Corp.	65,075	2,897,790
CF Industries Holdings, Inc.	28,686	5,827,848
Cytec Industries, Inc.	1,188	81,770
The Dow Chemical Co.	60,160	1,944,371
E.I. du Pont de Nemours & Co.	164,320	7,389,470
LyondellBasell Industries NV, Class A	80,148	4,575,649
Minerals Technologies, Inc.	2,342	93,493
Monsanto Co.	131,800	12,474,870
NewMarket Corp. (b)	578	151,552
Olin Corp.	47,650	1,028,764
PPG Industries, Inc.	38,750	5,244,812
Praxair, Inc.	22,430	2,454,963
RPM International, Inc.	2,504	73,517
Valspar Corp.	6,459	403,042
Westlake Chemical Corp. (b)	8,391	665,406

		46,634,691
Commercial Banks — 3.4%
Associated Banc-Corp. (b)	89,257	1,171,052
Bank of Nova Scotia	61,560	3,556,085
BB&T Corp.	100,942	2,938,422
BOK Financial Corp.	1,948	106,088
CIT Group, Inc. (a)	46,204	1,785,323
Cullen/Frost Bankers, Inc. (b)	18,678	1,013,655
Fifth Third Bancorp	97,187	1,476,270
First Citizens Bancshares, Inc., Class A	6,820	1,115,070
First Niagara Financial Group, Inc.	27,856	220,898
First Republic Bank	162,008	5,310,622
M&T Bank Corp.	8,510	837,980
National Bank of Canada	51,060	3,964,888
Regions Financial Corp.	547,200	3,896,064
SunTrust Banks, Inc.	42,713	1,210,914
SVB Financial Group (a)	2,919	163,376
The Toronto-Dominion Bank	43,370	3,651,591
U.S. Bancorp	573,414	18,314,843
Wells Fargo & Co.	1,259,666	43,055,384

		93,788,525
Commercial Services & Supplies — 0.7%
The ADT Corp.	252,242	11,726,730
R.R. Donnelley & Sons Co. (b)	99,408	894,672
Tyco International Ltd.	249,403	7,295,038

		19,916,440
Communications Equipment — 1.8%
Brocade Communications Systems, Inc. (a)	39,014	207,945
Cisco Systems, Inc.	828,431	16,278,669
EchoStar Corp. (a)	10,348	354,108
F5 Networks, Inc. (a)	62,700	6,091,305
Plantronics, Inc.	3,139	115,735
QUALCOMM, Inc.	453,609	28,132,830
Riverbed Technology, Inc. (a)	16,579	326,938

		51,507,530

243 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Computers & Peripherals — 4.5%
Apple, Inc.	204,381	$108,941,204
EMC Corp. (a)	513,100	12,981,430
Fusion-io, Inc. (a)	114,420	2,623,651
QLogic Corp. (a)	8,115	78,959
Western Digital Corp.	7,611	323,391

		124,948,635
Construction & Engineering — 0.2%
Jacobs Engineering Group, Inc. (a)	67,420	2,870,069
KBR, Inc.	122,300	3,659,216

		6,529,285
Consumer Finance — 0.8%
American Express Co.	152,390	8,759,377
Capital One Financial Corp.	174,597	10,114,404
Discover Financial Services	91,000	3,508,050

		22,381,831
Containers & Packaging — 0.3%
Greif Inc, Class A	10,774	479,443
Packaging Corp. of America	183,633	7,064,362

		7,543,805
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)(b)	57,450	1,201,854
ITT Educational Services, Inc. (a)(b)	30,093	520,910
Service Corp. International (b)	153,928	2,125,746

		3,848,510
Diversified Financial Services — 3.4%
Bank of America Corp.	392,737	4,555,749
Citigroup, Inc.	785,535	31,075,765
CME Group, Inc.	12,016	609,331
JPMorgan Chase & Co.	1,179,939	51,881,918
Moody’s Corp.	56,650	2,850,628
The NASDAQ OMX Group, Inc.	113,600	2,841,136
NYSE Euronext	12,649	398,949

		94,213,476
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	754,564	25,436,352
BCE, Inc.	27,640	1,186,862
CenturyLink, Inc.	123,350	4,825,452
Level 3 Communications, Inc. (a)	130,200	3,008,922
Verizon Communications, Inc.	824,239	35,664,822

		70,122,410
Electric Utilities — 0.8%
American Electric Power Co., Inc.	37,780	1,612,450
Duke Energy Corp.	23,636	1,507,977
Edison International	32,820	1,483,136
Exelon Corp.	2,104	62,573
FirstEnergy Corp.	53,650	2,240,424
ITC Holdings Corp.	10,610	816,015
N.V. Energy, Inc.	89,900	1,630,786
NextEra Energy, Inc.	46,860	3,242,244
Northeast Utilities	36,690	1,433,845
PPL Corp.	106,800	3,057,684
Southern Co.	124,010	5,308,868

		22,396,002
Electrical Equipment — 0.7%
Eaton Corp. Plc	172,500	9,349,500
Hubbell, Inc. Class B	51,849	4,387,981
Rockwell Automation, Inc.	14,040	1,179,219
Roper Industries, Inc.	44,000	4,905,120

		19,821,820

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 0.4%
AVX Corp.	2,150	$23,177
Corning, Inc.	640,000	8,076,800
FLIR Systems, Inc.	54,880	1,224,373
Ingram Micro, Inc., Class A (a)	52,168	882,683
Tech Data Corp. (a)	4,525	206,023

		10,413,056
Energy Equipment & Services — 1.5%
Ensco PLC, Class A	76,200	4,517,136
Halliburton Co.	190,890	6,621,974
National Oilwell Varco, Inc.	196,733	13,446,700
Noble Corp.	167,113	5,818,875
Oceaneering International, Inc.	39,300	2,113,947
Schlumberger Ltd.	77,112	5,343,090
Superior Energy Services, Inc. (a)	33,630	696,814
Transocean Ltd.	47,000	2,098,550

		40,657,086
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	248,320	24,526,566
CVS Caremark Corp.	351,818	17,010,400
The Kroger Co.	377,540	9,823,591
Wal-Mart Stores, Inc.	195,302	13,325,456
Walgreen Co.	36,800	1,361,968
Whole Foods Market, Inc.	51,300	4,685,229

		70,733,210
Food Products — 1.6%
Archer Daniels Midland Co.	14,950	409,480
General Mills, Inc.	68,300	2,760,003
H.J. Heinz Co.	36,930	2,130,122
Ingredion, Inc. (b)	17,195	1,107,874
Kraft Foods Group, Inc.	225,633	10,259,533
Lancaster Colony Corp. (b)	3,548	245,486
Mead Johnson Nutrition Co.	112,620	7,420,532
Mondelez International, Inc.	131,657	3,353,304
Post Holdings, Inc. (a)(b)	18,149	621,603
Ralcorp Holdings, Inc. (a)	2,750	246,538
Unilever NV	392,670	15,039,261
WhiteWave Foods Co. Class A (a)	3,022	46,962

		43,640,698
Gas Utilities — 0.1%
ONEOK, Inc.	30,818	1,317,470
UGI Corp.	58,500	1,913,535

		3,231,005
Health Care Equipment & Supplies — 2.4%
Abbott Laboratories (b)	256,372	16,792,366
Alere, Inc. (a)	30,285	560,273
Baxter International, Inc.	39,790	2,652,401
C.R. Bard, Inc.	7,552	738,132
Hill-Rom Holdings, Inc.	5,939	169,262
Intuitive Surgical, Inc. (a)	20,288	9,948,627
Medtronic, Inc.	423,481	17,371,191
St. Jude Medical, Inc.	173,053	6,254,135
Stryker Corp.	89,294	4,895,097
Thoratec Corp. (a)	41,029	1,539,408
Zimmer Holdings, Inc.	77,000	5,132,820

		66,053,712
Health Care Providers & Services — 1.8%
Aetna, Inc.	92,980	4,304,974
Cardinal Health, Inc. (b)	35,541	1,463,578
Express Scripts Holding Co. (a)	440,055	23,762,970
HCA Holdings, Inc.	82,160	2,478,767
Health Net, Inc. (a)	3,098	75,281
Humana, Inc.	66,178	4,541,796
McKesson Corp.	68,607	6,652,135

244	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Omnicare, Inc. (b)	37,391	$1,349,815
Patterson Cos., Inc.	7,850	268,706
Quest Diagnostics Inc.	30,040	1,750,431
UnitedHealth Group, Inc.	25,659	1,391,744
WellPoint, Inc.	33,431	2,036,617

		50,076,814
Health Care Technology — 0.0%
Allscripts Healthcare Solutions, Inc. (a)	87,148	820,934
Hotels, Restaurants & Leisure — 1.0%
Brinker International, Inc. (b)	18,309	567,396
Choice Hotels International, Inc. (b)	14,511	487,860
International Speedway Corp., Class A (b)	17,535	484,317
Las Vegas Sands Corp.	106,900	4,934,504
Marriott Vacations Worldwide Corp. (a)	21,232	884,737
McDonald’s Corp.	117,316	10,348,444
Panera Bread Co., Class A (a)	2,160	343,073
Starbucks Corp.	196,620	10,542,764
Starwood Hotels & Resorts Worldwide, Inc.	2	115
Yum! Brands, Inc.	12,040	799,456

		29,392,666
Household Durables — 0.3%
Garmin Ltd.	69,450	2,834,949
NVR, Inc. (a)	2,938	2,702,960
Tempur-Pedic International, Inc. (a)	51,145	1,610,556

		7,148,465
Household Products — 1.1%
Church & Dwight Co., Inc. (b)	31,374	1,680,705
The Clorox Co.	9,902	725,025
Energizer Holdings, Inc. (b)	81,138	6,489,417
Kimberly-Clark Corp.	123,810	10,453,278
The Procter & Gamble Co.	162,057	11,002,050

		30,350,475
Independent Power Producers & Energy Traders — 0.1%
The AES Corp.	351,368	3,759,638
Industrial Conglomerates — 2.3%
3M Co.	140,640	13,058,424
Carlisle Cos., Inc.	7,974	468,552
Danaher Corp.	322,900	18,050,110
General Electric Co.	1,550,468	32,544,324

		64,121,410
Insurance — 5.1%
ACE Ltd.	290,828	23,208,074
Aflac, Inc.	161,792	8,594,391
Allied World Assurance Co. Holdings Ltd.	30,857	2,431,532
American International Group, Inc. (a)	125,486	4,429,656
American National Insurance Co.	2,382	162,667
Aspen Insurance Holdings Ltd.	30,859	989,957
Assurant, Inc. (b)	16,181	561,481
Assured Guaranty Ltd.	57,403	816,845
Axis Capital Holdings Ltd.	6,113	211,754
Berkshire Hathaway, Inc., Class B (a)	8,271	741,909
Brown & Brown, Inc.	43,768	1,114,333
The Chubb Corp.	56,760	4,275,163
CNA Financial Corp. (b)	77,895	2,181,839
Endurance Specialty Holdings Ltd.	77,395	3,071,808
Everest Re Group Ltd.	5,635	619,568
The Hanover Insurance Group, Inc.	1,039	40,251
Hartford Financial Services Group, Inc.	652,226	14,635,951
Kemper Corp.	3	89
Lincoln National Corp.	290,362	7,520,376
MetLife, Inc.	357,427	11,773,645
PartnerRe Ltd.	42,100	3,388,629
Prudential Financial, Inc.	324,311	17,295,506

Common Stocks	Shares	Value
Insurance (concluded)
Reinsurance Group of America, Inc.	31,697	$1,696,423
The Travelers Cos., Inc.	316,548	22,734,477
Validus Holdings Ltd.	39,125	1,352,942
White Mountains Insurance Group Ltd. (b)	286	147,290
Willis Group Holdings Plc	67,600	2,266,628
XL Group Plc	217,097	5,440,451

		141,703,635
Internet & Catalog Retail — 1.6%
Amazon.com, Inc. (a)	100,300	25,189,342
Liberty Ventures, Series A (a)	33,738	2,286,087
priceline.com, Inc. (a)	26,842	16,674,250
TripAdvisor, Inc. (a)(b)	36,580	1,534,897

		45,684,576
Internet Software & Services — 2.7%
eBay, Inc. (a)	214,500	10,943,790
Google, Inc., Class A (a)	81,181	57,587,366
IAC/InterActiveCorp (b)	33,129	1,567,002
VeriSign, Inc. (a)	167,178	6,489,850

		76,588,008
IT Services — 3.2%
Alliance Data Systems Corp. (a)	26,600	3,850,616
Amdocs Ltd. (b)	142,319	4,837,423
Automatic Data Processing, Inc.	15,820	901,898
Broadridge Financial Solutions, Inc. (b)	111,439	2,549,724
Computer Sciences Corp.	6,278	251,434
CoreLogic, Inc. (a)	117,831	3,172,010
DST Systems, Inc.	46,450	2,814,870
Fidelity National Information Services, Inc.	39,998	1,392,330
International Business Machines Corp.	95,349	18,264,101
Lender Processing Services, Inc.	104,688	2,577,419
MasterCard, Inc., Class A	40,103	19,701,802
Teradata Corp. (a)	96,500	5,972,385
Total System Services, Inc. (b)	56,709	1,214,707
VeriFone Systems, Inc. (a)	1,868	55,442
Visa, Inc., Class A (b)	103,967	15,759,318
The Western Union Co.	534,980	7,281,078

		90,596,557
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	36,200	1,299,580
Mattel, Inc.	55,260	2,023,621

		3,323,201
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (b)	319,222	13,068,949
Bruker Corp. (a)	17,012	259,773
Charles River Laboratories International, Inc. (a)	9,828	368,255
Techne Corp.	1,124	76,814
Thermo Fisher Scientific, Inc.	18,776	1,197,534

		14,971,325
Machinery — 2.3%
Caterpillar, Inc.	64,840	5,808,367
Crane Co.	41,382	1,915,159
Cummins, Inc.	34,517	3,739,917
Deere & Co.	72,350	6,252,487
Flowserve Corp. (b)	10,706	1,571,641
Gardner Denver, Inc. (b)	20,712	1,418,772
Ingersoll-Rand Plc	106,100	5,088,556
Nordson Corp.	4,167	263,021
Oshkosh Corp. (a)	52,949	1,569,938
Parker Hannifin Corp.	29,875	2,541,168
SPX Corp.	51,139	3,587,401
Stanley Black & Decker, Inc.	178,300	13,188,851
Terex Corp. (a)	231,209	6,499,285
Timken Co.	53,593	2,563,353

245 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Machinery (concluded)
Toro Co.	17,576	$755,416
Wabtec Corp.	26,713	2,338,456
Xylem, Inc.	215,728	5,846,229

		64,948,017
Marine — 0.0%
Matson, Inc.	3,363	83,133
Media — 5.0%
CBS Corp., Class B	247,400	9,413,570
Comcast Corp, Class A	631,209	23,594,593
Comcast Corp, Special Class A	455,840	16,387,448
DIRECTV (a)	145,377	7,292,110
DISH Network Corp.	211,189	7,687,280
The Interpublic Group of Cos., Inc.	268,600	2,959,972
John Wiley & Sons, Inc., Class A (b)	39,982	1,556,499
Liberty Media Corp. — Liberty Capital (a)	5,465	633,995
The McGraw-Hill Cos., Inc.	80,600	4,406,402
News Corp., Class A	430,865	11,004,292
Omnicom Group, Inc.	29,600	1,478,816
Time Warner Cable, Inc.	121,845	11,842,116
Time Warner, Inc.	220,910	10,566,125
Viacom, Inc., Class B	411,595	21,707,520
The Walt Disney Co.	206,990	10,306,032

		140,836,770
Metals & Mining — 0.6%
Barrick Gold Corp.	34,040	1,191,588
BHP Billiton Ltd.	201,100	7,747,675
Newmont Mining Corp.	4,011	186,271
Nucor Corp.	47,380	2,045,868
Rio Tinto Ltd.	35,520	2,434,827
Royal Gold, Inc. (b)	10,063	818,223
Southern Copper Corp.	36,382	1,377,423

		15,801,875
Multi-Utilities — 0.8%
Ameren Corp.	44,591	1,369,836
Consolidated Edison, Inc.	23,154	1,285,973
Dominion Resources, Inc.	164,860	8,539,748
PG&E Corp.	80,312	3,226,936
Public Service Enterprise Group, Inc.	119,430	3,654,558
Sempra Energy	22,350	1,585,509
Wisconsin Energy Corp.	37,940	1,398,089

		21,060,649
Multiline Retail — 0.6%
Dollar Tree, Inc. (a)	181,779	7,372,956
J.C. Penney Co., Inc. (b)	3	59
Kohl’s Corp.	99,156	4,261,725
Nordstrom, Inc.	84,000	4,494,000
Target Corp.	28,025	1,658,239

		17,786,979
Oil, Gas & Consumable Fuels — 7.8%
Anadarko Petroleum Corp.	92,100	6,843,951
Apache Corp.	135,598	10,644,443
Chevron Corp.	299,641	32,403,178
ConocoPhillips	151,892	8,808,217
CONSOL Energy, Inc.	7,070	226,947
Devon Energy Corp.	65,760	3,422,150
Enbridge, Inc.	117,460	5,080,053
EQT Corp.	29,900	1,763,502
Exxon Mobil Corp.	700,154	60,598,329
Hess Corp.	152,060	8,053,098
Kinder Morgan, Inc.	241,203	8,521,702
Marathon Oil Corp.	749,264	22,972,434
Marathon Petroleum Corp.	76,968	4,848,984
Noble Energy, Inc.	53,700	5,463,438
Occidental Petroleum Corp.	101,390	7,767,488

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Peabody Energy Corp.	250,927	$6,677,167
Phillips 66	19,995	1,061,735
Plains Exploration & Production Co. (a)	6,414	301,073
Royal Dutch Shell Plc	44,300	3,054,485
Royal Dutch Shell Plc, Class A	32,480	1,119,612
Spectra Energy Corp.	51,650	1,414,177
Suncor Energy, Inc.	244,010	8,047,450
Total SA	97,350	5,063,174
Valero Energy Corp.	104,200	3,555,304

		217,712,091
Paper & Forest Products — 0.4%
Domtar Corp. (b)	31,859	2,660,864
International Paper Co.	125,225	4,988,964
MeadWestvaco Corp.	70,600	2,250,022

		9,899,850
Personal Products — 0.2%
The Estee Lauder Cos., Inc., Class A	32,181	1,926,354
Herbalife Ltd. (b)	71,386	2,351,455
Nu Skin Enterprises, Inc.	14,720	545,376

		4,823,185
Pharmaceuticals — 5.8%
Allergan, Inc. (b)	80,351	7,370,597
Bristol-Myers Squibb Co.	392,958	12,806,501
Eli Lilly & Co.	366,225	18,062,217
Endo Health Solutions, Inc. (a)	25,709	675,375
Forest Laboratories, Inc. (a)(b)	70,743	2,498,643
Hospira, Inc. (a)	11,185	349,419
Johnson & Johnson	408,036	28,603,324
Merck & Co., Inc.	881,601	36,092,745
Pfizer, Inc.	1,758,309	44,098,390
Salix Pharmaceuticals Ltd. (a)	17,345	702,126
Valeant Pharmaceuticals International, Inc. (a)	112,400	6,718,148
Warner Chilcott Plc, Class A	291,135	3,505,265

		161,482,750
Professional Services — 0.1%
The Dun & Bradstreet Corp.	10,300	810,095
Towers Watson & Co., Class A	52,315	2,940,626

		3,750,721
Real Estate Investment Trusts (REITs) — 1.0%
Alexandria Real Estate Equities, Inc.	11,473	795,308
American Tower Corp.	215,385	16,642,799
AvalonBay Communities, Inc.	5,276	715,373
Brandywine Realty Trust (b)	6,209	75,688
CommonWealth REIT	90,903	1,439,904
Equity Residential	26,489	1,501,132
Hospitality Properties Trust (b)	61,291	1,435,435
Retail Properties of America, Inc. (b)	10,928	130,808
SL Green Realty Corp.	2,756	211,247
Taubman Centers, Inc.	14,065	1,107,197
Ventas, Inc.	30,870	1,997,906
Weyerhaeuser Co.	56,500	1,571,830

		27,624,627
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc. (a)	35,896	1,054,265
Realogy Holdings Corp. (a)	18,283	767,155

		1,821,420
Road & Rail — 0.5%
Canadian National Railway Co.	45,790	4,167,348
CSX Corp.	101,011	1,992,947
Norfolk Southern Corp. (b)	81,371	5,031,982
Union Pacific Corp.	21,640	2,720,581

		13,912,858

246	See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 1.6%
Altera Corp.	6,268	$215,870
Avago Technologies Ltd.	171,266	5,422,282
Broadcom Corp., Class A	63,434	2,106,643
First Solar, Inc. (a)(b)	17,449	538,825
Intel Corp.	182,114	3,757,012
KLA-Tencor Corp. (b)	196,311	9,375,813
LSI Corp. (a)	120,681	854,421
Marvell Technology Group Ltd.	122,252	887,550
NVIDIA Corp.	26,050	320,155
ON Semiconductor Corp. (a)	376,500	2,654,325
Skyworks Solutions, Inc. (a)	84,904	1,723,551
Texas Instruments, Inc.	283,300	8,765,302
Xilinx, Inc.	235,800	8,465,220

		45,086,969
Software — 4.5%
CA, Inc.	6,653	146,233
Citrix Systems, Inc. (a)	62,515	4,110,361
Fair Isaac Corp.	6,529	274,414
Intuit, Inc.	28,253	1,681,053
Microsoft Corp.	2,362,223	63,142,221
Oracle Corp.	800,100	26,659,332
Red Hat, Inc. (a)	135,300	7,165,488
Salesforce.com, Inc. (a)	55,792	9,378,635
SolarWinds, Inc. (a)	47,435	2,487,966
Synopsys, Inc. (a)	11,523	366,892
TIBCO Software, Inc. (a)	28,085	618,151
VMware, Inc., Class A (a)	90,200	8,491,428

		124,522,174
Specialty Retail — 2.0%
Advance Auto Parts, Inc.	4,834	349,740
American Eagle Outfitters, Inc.	32,415	664,832
The Gap, Inc. (b)	137,147	4,257,043
The Home Depot, Inc.	300,793	19,531,955
Limited Brands, Inc.	91,580	4,309,755
PetSmart, Inc.	69,050	4,718,877
Ross Stores, Inc.	145,131	7,858,843
Sears Hometown & Outlet Stores, Inc. (a)	10,925	355,718
The TJX Cos., Inc.	323,185	13,719,203

		55,765,966
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.	92,721	5,146,943
Deckers Outdoor Corp. (a)	1,973	79,453
Michael Kors Holdings Ltd. (a)	183,981	9,388,550
NIKE, Inc., Class B	172,947	8,924,065
Under Armour Inc, Class A (a)	132,600	6,435,078
VF Corp.	29,000	4,378,130

		34,352,219

Common Stocks	Shares	Value
Thrifts & Mortgage Finance — 0.1%
People’s United Financial, Inc. (b)	131,946	$1,595,227
Tobacco — 1.5%
Altria Group, Inc.	59,670	1,874,831
Lorillard, Inc.	82,210	9,591,441
Philip Morris International, Inc.	348,382	29,138,671

		40,604,943
Trading Companies & Distributors — 0.0%
Air Lease Corp. (a)	10,238	220,117
MRC Global, Inc. (a)(b)	20,491	569,240

		789,357
Water Utilities — 0.3%
American Water Works Co., Inc.	263,677	9,790,327
Wireless Telecommunication Services — 0.4%
Crown Castle International Corp. (a)	48,600	3,506,976
MetroPCS Communications, Inc. (a)	181,637	1,805,472
Telephone & Data Systems, Inc.	118,137	2,615,553
United States Cellular Corp. (a)(b)	46,635	1,643,418
Vodafone Group Plc	50,470	1,271,339

		10,842,758
Total Long-Term Investments (Cost — $2,472,057,204) — 96.8%		2,702,234,403
Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	138,527,226	138,527,226
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)(e)	9,485,001	9,485,001
Total Short-Term Securities (Cost — $148,012,227) — 5.3%		148,012,227
Total Investments (Cost — $2,620,069,431*) — 102.1%		2,850,246,630
Liabilities in Excess of Other Assets — (2.1)%		(57,429,113)

Net Assets — 100.0%		$2,792,817,517

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,657,402,877

Gross unrealized appreciation	$264,323,687
Gross unrealized depreciation	(71,479,934)

Net unrealized appreciation	$192,843,753

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.
247 See Notes to Financial Statements.

ACTIVE STOCK MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	128,263,976	10,263,250	138,527,226	$367,531
BlackRock Cash Funds: Prime, SL Agency Shares	20,162,910	(10,677,909)	9,485,001	$57,213

(d)	Represents the current yield as of report date.

(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio‘s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
216	S&P 500 Index	Chicago Mercantile	March 2013	USD 15,337,080	$(27,206)

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access
•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,702,234,403	—	—	$2,702,234,403
Short-Term Securities:
Money Market Funds	148,012,227	—	—	148,012,227

Total	$2,850,246,630	—	—	$2,850,246,630

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity Contracts	$(27,206)	—	—	$(27,206)

[1]	See above Schedule of Investments for values in each industry.

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,835	—	—	$2,835
Foreign currency at value	2,168	—	—	2,168
Cash pledged as collateral for futures	927,908	—	—	927,908
Liabilities:
Collateral on securities loaned at value	—	$(44,085,444)	—	(44,085,444)

Total	$932,911	$(44,085,444)	—	$(43,152,533)

There were no transfers between levels during the year ended December 31, 2012.

248	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Assets
Investments at value — affiliated[1,2]	$1,495,136,126	$2,544,823,392	$2,285,479,202	$1,733,905,206	$271,510,694
Contributions receivable from investors	3,093,243	4,562,463	2,945,520	1,885,894	2,474,995
Investments sold receivable	3,200,000	9,696,425	7,875,714	8,901,862	912,011
Dividends receivable	18,650	37,308	36,266	30,143	3,598
Securities lending income receivable	2,557	6,785	8,687	10,163	1,599
Interest receivable	410	761	801	636	129

Total assets	1,501,450,986	2,559,127,134	2,296,346,190	1,744,733,904	274,903,026

Liabilities
Collateral on securities loaned at value	5,833,100	19,078,475	44,731,905	30,469,445	4,216,100
Investments purchased payable	—	9,100,000	7,200,000	8,800,000	2,806,000
Investment advisory fees payable	69,131	83,651	47,298	17,115	1,020
Professional fees payable	28,044	29,523	29,066	28,312	26,229
Trustees’ fees payable	11,263	18,602	16,475	12,656	2,430
Withdrawals payable to investors	3,933,744	6,500,449	6,876,955	4,149,245	—

Total liabilities	9,875,282	34,810,700	58,901,699	43,476,773	7,051,779

Net Assets	$1,491,575,704	$2,524,316,434	$2,237,444,491	$1,701,257,131	$267,851,247

Net Assets Consist of
Investors’ capital	$1,375,413,015	$2,300,273,368	$2,026,265,061	$1,536,821,091	$247,538,680
Net unrealized appreciation/depreciation	116,162,689	224,043,066	211,179,430	164,436,040	20,312,567

Net Assets	$1,491,575,704	$2,524,316,434	$2,237,444,491	$1,701,257,131	$267,851,247

[1] Investments at cost — affiliated	$1,378,973,437	$2,320,780,326	$2,074,299,772	$1,569,469,166	$251,198,127

[2] Securities loaned at value	$5,707,244	$18,867,959	$44,552,599	$30,480,806	$4,178,328

249 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

December 31, 2012

Active Stock Master Portfolio
Assets
Investments at value — unaffiliated[1,2]	$2,702,234,403
Investments at value — affiliated[3]	148,012,227
Cash	2,835
Foreign currency at value (cost — $2,160)	2,168
Investments sold receivable	80,836,239
Dividends receivable	2,678,000
Securities lending income receivable	16,603
Interest receivable	22,689
Contributions receivable from investors	11,430,000
Cash pledged as collateral for futures	927,908
Variation margin receivable	405,460

Total assets	2,946,568,532

Liabilities
Collateral on securities loaned at value	44,085,444
Investments purchased payable	105,815,036
Withdrawals payable to investors	3,200,000
Investment advisory fees payable	312,075
Administration fees payable	213,659
Professional fees payable	45,281
Trustees’ fees payable	21,945
Foreign taxes payable	57,575

Total liabilities	153,751,015

Net Assets	$2,792,817,517

Net Assets Consist of
Investors’ capital	$2,562,667,816
Net unrealized appreciation/depreciation	230,149,701

Net Assets	$2,792,817,517

[1] Investments at cost — unaffiliated	$2,472,057,203

[2] Securities loaned at value	$42,989,699

[3] Investments at cost — affiliated	$148,012,227

250	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS

Year Ended December 31, 2012

	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2040 Master Portfolio	LifePath 2050 Master Portfolio
Investment Income
Dividends — affiliated	$7,192,289	$17,633,016	$19,389,388	$17,356,253	$2,451,307
Dividends — unaffiliated	3,270	8,794	2,369	4,266	—
Securities lending — affiliated — net	68,325	148,667	160,687	124,417	25,124
Income — affiliated	6,197	10,604	9,952	7,324	1,352
Net investment income allocated from the applicable Master Portfolios:
Dividends	8,589,649	19,432,591	21,378,764	18,785,031	3,125,112
Interest	19,739,922	24,715,248	14,334,420	6,491,630	346,176
Expenses	(3,077,718)	(5,172,373)	(4,523,652)	(3,421,811)	(497,164)
Fees waived	367,751	808,806	870,727	757,331	121,933

Total income	32,889,685	57,585,353	51,622,655	40,104,441	5,573,840

Expenses
Investment advisory	4,993,999	8,498,402	7,436,367	5,644,818	765,530
Professional	30,047	32,944	32,069	30,584	26,534
Independent Trustees	42,113	69,850	61,876	47,660	9,304

Total expenses	5,066,159	8,601,196	7,530,312	5,723,062	801,368
Less fees waived by Manager	(3,830,561)	(6,903,574)	(6,359,498)	(5,036,713)	(721,278)

Total expenses after fees waived	1,235,598	1,697,622	1,170,814	686,349	80,090

Net investment income	31,654,087	55,887,731	50,451,841	39,418,092	5,493,750

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	7,028	32,004	13,833	21,086	—
Investments — affiliated	(2,130,449)	(8,630,801)	(13,854,986)	(12,690,610)	(1,399,972)
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	40,112,420	78,881,674	75,154,229	61,104,050	6,474,809

	37,988,999	70,282,877	61,313,076	48,434,526	5,074,837

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	25,584,159	76,096,122	93,671,895	86,352,121	11,314,543
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency translations	29,538,194	59,138,648	61,493,868	51,309,807	9,864,761

	55,122,353	135,234,770	155,165,763	137,661,928	21,179,304

Total realized and unrealized gain	93,111,352	205,517,647	216,478,839	186,096,454	26,254,141

Net Increase in Net Assets Resulting from Operations	$124,765,439	$261,405,378	$266,930,680	$225,514,546	$31,747,891

251 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF OPERATIONS (Concluded)

Year Ended December 31, 2012

Active Stock Master Portfolio
Investment Income
Dividends	$64,172,440
Foreign taxes withheld	(376,240)
Securities lending — affiliated — net	265,923
Income — affiliated	158,821
Interest	668

Total income	64,221,612

Expenses
Investment advisory	6,851,027
Administration	2,812,950
Professional	45,322
Independent Trustees	92,309

Total expenses	9,801,608
Less fees waived by Manager	(2,590,751)

Total expenses after fees waived	7,210,857

Net investment income	57,010,755

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	208,235,332
Payment by affiliate	773,484
Financial futures contracts	1,658,117
Foreign currency transactions	(335,894)

210,331,039

Net change in unrealized appreciation/depreciation on:
Investments	147,501,781
Financial futures contracts	(22,370)
Foreign currency transactions	(391)

147,479,020

Total realized and unrealized gain	357,810,059

Net Increase in Net Assets Resulting from Operations	$414,820,814

252	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$31,654,087	$38,067,629	$55,887,731	$60,372,244
Net realized gain	37,988,999	83,442,854	70,282,877	142,008,444
Net change in unrealized appreciation/depreciation	55,122,353	(62,125,719)	135,234,770	(155,171,111)

Net increase in net assets resulting from operations	124,765,439	59,384,764	261,405,378	47,209,577

Capital Transactions
Proceeds from contributions	203,555,243	146,032,233	280,792,493	253,699,470
Value of withdrawals	(223,777,527)	(198,525,183)	(376,464,121)	(286,287,280)

Net decrease in net assets derived from capital transactions	(20,222,284)	(52,492,950)	(95,671,628)	(32,587,810)

Net Assets
Total increase in net assets	104,543,155	6,891,814	165,733,750	14,621,767
Beginning of year	1,387,032,549	1,380,140,735	2,358,582,684	2,343,960,917

End of year	$1,491,575,704	$1,387,032,549	$2,524,316,434	$2,358,582,684

	LifePath 2030 Master Portfolio		LifePath 2040 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$50,451,841	$48,007,839	$39,418,092	$34,237,278
Net realized gain	61,313,076	116,683,095	48,434,526	90,966,772
Net change in unrealized appreciation/depreciation	155,165,763	(168,358,770)	137,661,928	(154,925,236)

Net increase (decrease) in net assets resulting from operations	266,930,680	(3,667,836)	225,514,546	(29,721,186)

Capital Transactions
Proceeds from contributions	257,202,657	258,359,711	182,726,933	183,590,711
Value of withdrawals	(300,799,718)	(212,656,069)	(216,740,612)	(163,316,566)

Net increase (decrease) in net assets derived from capital transactions	(43,597,061)	45,703,642	(34,013,679)	20,274,145

Net Assets
Total increase (decrease) in net assets	223,333,619	42,035,806	191,500,867	(9,447,041)
Beginning of year	2,014,110,872	1,972,075,066	1,509,756,264	1,519,203,305

End of year	$2,237,444,491	$2,014,110,872	$1,701,257,131	$1,509,756,264

253 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	LifePath 2050 Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$5,493,750	$3,366,572
Net realized gain	5,074,837	5,616,076
Net change in unrealized appreciation/depreciation	21,179,304	(15,828,122)

Net increase (decrease) in net assets resulting from operations	31,747,891	(6,845,474)

Capital Transactions
Proceeds from contributions	102,543,769	76,805,333
Value of withdrawals	(46,527,191)	(9,263,627)

Net increase in net assets derived from capital transactions	56,016,578	67,541,706

Net Assets
Total increase in net assets	87,764,469	60,696,232
Beginning of year	180,086,778	119,390,546

End of year	$267,851,247	$180,086,778

254	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

	Active Stock Master Portfolio
	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$57,010,755	$44,115,776
Net realized gain	210,331,039	194,035,159
Net change in unrealized appreciation/depreciation	147,479,020	(191,461,710)

Net increase in net assets resulting from operations	414,820,814	46,689,225

Capital Transactions
Proceeds from contributions	3,136,934,911	657,028,420
Value of withdrawals	(3,476,187,910)	(499,892,059)

Net increase (decrease) in net assets derived from capital transactions	(339,252,999)	157,136,361

Net Assets
Total increase in net assets	75,567,815	203,825,586
Beginning of year	2,717,249,702	2,513,424,116

End of year	$2,792,817,517	$2,717,249,702

255 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2012		2011		2010	2009		2008
Total Investment Return
Total investment return	9.11%		4.46%		9.83%	18.75%		(14.54)%

Ratios to Average Net Assets
Total expenses[1]	0.55%	[2,3]	0.55%	[4,5]	0.61%	0.59%		0.61%

Total expenses after fees waived[1]	0.28%	[2,3]	0.27%	[4,5]	0.26%	0.26%		0.27%

Net investment income[6]	2.22%	[2,3]	2.77%	[4,5]	2.60%	3.61%		3.81%

Supplemental Data
Net assets, end of year (000)	$1,491,576		$1,387,033		$1,380,141	$1,165,307		$253,604

Portfolio turnover	4%		4%		4%	6%	[7]	11%

[1]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.02%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[7]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.
256	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2012		2011		2010	2009	2008
Total Investment Return
Total investment return	11.49%		1.96%		11.40%	23.21%	(24.92)%

Ratios to Average Net Assets
Total expenses[1]	0.53%	[2,3]	0.53%	[4,5]	0.59%	0.58%	0.57%

Total expenses after fees waived[1]	0.25%	[2,3]	0.25%	[4,5]	0.23%	0.23%	0.23%

Net investment income[6]	2.30%	[2,3]	2.56%	[4,5]	2.45%	3.15%	3.18%

Supplemental Data
Net assets, end of year (000)	$2,524,316		$2,358,583		$2,343,961	$1,779,673	$1,245,671

Portfolio turnover	5%		5%		4%	6%	13%

[1]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.03%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

257 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2012		2011		2010	2009	2008
Total Investment Return
Total investment return	13.59%		(0.13)%		12.36%	26.27%	(30.53)%

Ratios to Average Net Assets
Total expenses[1]	0.53%	[2,3]	0.52%	[4,5]	0.57%	0.56%	0.55%

Total expenses after fees waived[1]	0.23%	[2,3]	0.22%	[4,5]	0.21%	0.20%	0.21%

Net investment income[6]	2.37%	[2,3]	2.39%	[4,5]	2.34%	2.97%	2.82%

Supplemental Data
Net assets, end of year (000)	$2,237,444		$2,014,111		$1,972,075	$1,433,256	$952,181

Portfolio turnover	5%		7%		3%	7%	13%

[1]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

258	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2012		2011		2010	2009	2008
Total Investment Return
Total investment return	15.23%		(1.88)%		13.21%	28.58%	(34.90)%

Ratios to Average Net Assets
Total expenses[1]	0.52%	[2,3]	0.52%	[4,5]	0.55%	0.55%	0.53%

Total expenses after fees waived[1]	0.21%	[2,3]	0.20%	[4,5]	0.19%	0.18%	0.19%

Net investment income[6]	2.44%	[2,3]	2.24%	[4,5]	2.24%	2.82%	2.52%

Supplemental Data
Net assets, end of year (000)	$1,701,257		$1,509,756		$1,519,203	$1,133,675	$720,539

Portfolio turnover	4%		8%		4%	6%	14%

[1]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the three years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[2]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.04%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

259 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	LifePath 2050 Master Portfolio
	Year Ended December 31,						Period June 30, 2008[1] to December 31, 2008
	2012		2011		2010	2009
Total Investment Return
Total investment return	16.55%		(3.28)%		13.93%	30.85%	(31.93)%	[2]

Ratios to Average Net Assets
Total expenses[3]	0.54%	[4,5]	0.53%	[6,7]	0.56%	0.59%	1.11%	[8]

Total expenses after fees waived[3]	0.21%	[4,5]	0.18%	[6,7]	0.17%	0.16%	0.17%	[8]

Net investment income[9]	2.51%	[4,5]	2.18%	[6,7]	2.31%	2.84%	3.05%	[8]

Supplemental Data
Net assets, end of period (000)	$267,851		$180,087		$119,391	$40,164	$6,895

Portfolio turnover	5%		13%		5%	12%	0%	[10]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Lifepath Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional, BlackRock Commodity Strategies Fund and iShares exchange-traded funds.

[4]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.06%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[6]

Includes the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated fees waived of 0.05%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the LifePath Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’ allocated expenses and/or net investment income.

[8]	Annualized.

[9]

Includes the LifePath Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[10]	Rounds to less than 1% .
260	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS (Concluded)

	Active Stock Master Portfolio
	Year Ended December 31,
	2012	2011	2010	2009	2008
Total Investment Return
Total investment return	15.55%	2.20%	11.04%	24.86%	(36.65)%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.26%	0.27%	0.29%	0.30%	0.32%

Net investment income	2.03%	1.70%	1.50%	1.99%	1.96%

Supplemental Data
Net assets, end of year (000)	$2,792,818	$2,717,250	$2,513,424	$1,838,453	$1,250,987

Portfolio turnover	120%	275%	120%	149%	98%

261 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to six series of MIP: LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio and Active Stock Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Each of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”) will generally invest in other registered investment companies (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the LifePath Master Portfolios. The LifePath Master Portfolios may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2012, the interests of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	ACWI ex-US Index Master Portfolio	CoreAlpha Bond Master Portfolio	Master Small Cap Index Series
LifePath Retirement Master Portfolio	10.70%	7.27%	27.91%	11.02%
LifePath 2020 Master Portfolio	25.98%	11.03%	35.77%	15.65%
LifePath 2030 Master Portfolio	30.12%	12.81%	21.26%	11.10%
LifePath 2040 Master Portfolio	27.24%	10.11%	9.76%	6.79%
LifePath 2050 Master Portfolio	4.89%	6.06%	0.68%	0.85%

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global

Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. The market value of the LifePath Master Portfolio’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open. The LifePath Master Portfolios record their proportionate investment in the Underlying Master Portfolios at fair value which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolios either deliver collateral or

262

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

segregate assets in connection with certain investments (e.g., financial futures contracts), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Securities Lending: The Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolios are required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolios benefit from a borrower default indemnity provided by BlackRock.

BlackRock’s indemnity allows for full replacement of securities lent. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

Active Stock Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of Active Stock Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: Active Stock Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Active Stock Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Active Stock Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Active Stock Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, Active Stock Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
Liability Derivatives
Active Stock Master Portfolio
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized depreciation[1]	$(27,706)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
	Net Realized Gain From Active Stock Master Portfolio	Net Change in Unrealized Appreciation/ Depreciation on Active Stock Master Portfolio
Equity contracts
Financial futures contracts	$1,658,117	$(22,370)

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Active Stock Master Portfolio
Financial futures contracts:
Average number of contracts purchased	143
Average notional value of contracts purchased	$10,081,140

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA” or the “Manager”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee based on a percentage of such Master Portfolio’s average daily net assets. Each LifePath Master Portfolio pays BFA at an annual rate of 0.35% of the average daily net assets of each respective LifePath Master Portfolio. Active Stock Master Portfolio pays BFA based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

MIP, on behalf of the Master Portfolios, entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”) (the “Administrator”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. In addition to providing these services, BTC has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Active Stock Master Portfolio. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as each Master Portfolio’s administrator.

BAL and previously BTC are not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL and previously BTC are entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL and previously BTC (or an affiliate) receive investment advisory fees from the Master Portfolios.

The fees and expenses of the MIPs’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to each LifePath Master Portfolio in an amount equal to investment advisory fees and administration fees, if any, received by BFA, BAL or previously BTC, from each affiliated investment company in which the Lifepath Master Portfolios invest

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

through April 30, 2013. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2022. The amounts of the waivers, if any, are shown as fees waived by the Manager in the Statements of Operations.

BAL voluntarily agreed to waive and previously BTC waived a portion of its administration and advisory fees paid by Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BAL at any time. With respect to the independent expenses discussed above, BAL has contractually agreed to provide and previously BTC provided an offsetting credit against the administration fees paid by Active Stock Master Portfolio in an amount equal to the independent expenses, through April 30, 2013. The amounts of the waiver an offsetting credits are shown as fees waived by the Manager in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolios retain 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolios benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by each Master Portfolio is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2012, BTC received securities lending agent fees related to securities lending activities for the Master Portfolios as follows:

LifePath Retirement Master Portfolio	$35,938
LifePath 2020 Master Portfolio	$77,416
LifePath 2030 Master Portfolio	$83,101
LifePath 2040 Master Portfolio	$64,555
LifePath 2050 Master Portfolio	$13,423
Active Stock Master Portfolio	$137,740

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

BFA reimbursed Active Stock Master Portfolio $773,484 for a loss associated with a December 2011 trading error.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2012, were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$66,957,362	$55,839,445
LifePath 2020 Master Portfolio	$123,794,594	$119,230,841
LifePath 2030 Master Portfolio	$124,448,124	$112,080,850
LifePath 2040 Master Portfolio	$94,591,843	$70,736,829
LifePath 2050 Master Portfolio	$22,799,556	$11,306,240
Active Stock Master Portfolio	$3,276,166,054	$3,632,954,306

5. Borrowings:

MIP, on behalf of the Master Portfolios, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Master Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolios based on their net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolios’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolios based on their net assets as of October 31, 2012. The Master Portfolios’ commitment, administration and arrangement fees were paid by the investment advisor. The Master Portfolios did not borrow under the credit agreement during the year ended December 31, 2012.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to

265

MASTER INVESTMENT PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Concluded)

certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MASTER INVESTMENT PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2050 Master Portfolio and Active Stock Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

MASTER PORTFOLIO INFORMATION

as of December 31, 2012

CoreAlpha Bond Master Portfolio

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency securities	55%
Corporate Bonds	18
US Treasury Obligations	16
Asset-Backed Securities	7
Non-Agency Mortgage-Backed Securities	4

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	73%
AA/Aa	4
A	10
BBB/Baa	10
BB/Ba	2
Not Rated	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS

December 31, 2012

(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Access Group, Inc., Series 2005-1, Class A2, 0.42%, 3/23/20	$5,073	$5,058,672
ACE Securities Corp., Series 2005-AG1, Class A2D, 0.57%, 8/25/35 (a)	3,386	3,045,897
AH Mortgage Advance Trust, Series SART-1, Class A1R, 2.23%, 5/10/43 (b)	4,000	4,002,800
Ally Auto Receivables Trust 2009-B, Series 2009-B, Class B, 3.67%, 3/16/15 (b)	2,039	2,094,088
AmeriCredit Automobile Receivables Trust:
Series 2009-1, Class B, 9.79%, 4/15/14	734	748,060
Series 2010-1, Class C, 5.19%, 8/17/15	2,385	2,483,784
Series 2010-1, Class D, 6.65%, 7/17/17	1,500	1,595,406
Series 2010-4, Class D, 4.20%, 11/08/16	2,600	2,731,810
Series 2011-1, Class C, 2.85%, 8/08/16	5,100	5,227,184
Ameriquest Mortgage Securities, Inc. (a):
Series 2005-R6, Class A2, 0.41%, 8/25/35	449	436,946
Series 2006-R1, Class A2C, 0.40%, 3/25/36	134	133,349
Asset Backed Funding Corp. Certificates (a):
Series 2005-HE2, Class M1, 0.93%, 6/25/35	416	412,794
Series 2005-OPT1, Class A1SS, 0.45%, 7/25/35	365	359,192
BA Credit Card Trust (a):
0.61%, 1/15/16	5,805	5,806,056
4.96%, 3/15/16	8,400	8,693,513
Bank One Issuance Trust, Series 2003-C3, Class C3, 4.77%, 2/16/16	6,000	6,107,058
Bear Stearns Asset Backed Securities Trust, Series 2007-HE2, Class 1A1, 0.31%, 3/25/37 (a)	35	34,753
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.46%, 11/25/37 (a)	1,159	1,140,887
Capital One Multi-Asset Execution Trust, Series 2003-C3, Class C3, 2.46%, 7/15/16 (a)	1,100	1,110,915
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.33%, 2/25/37 (a)	1,832	1,816,943
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30	281	282,160

Asset-Backed Securities	Par (000)	Value
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2, 1.46%, 10/25/37 (b)	$8,452	$8,167,682
Citibank Credit Card Issuance Trust:
Series 2003-C4, Class C4, 5.00%, 6/10/15	3,100	3,156,389
Series 2006-C1, Class C1, 0.61%, 2/20/15 (a)	6,000	5,999,898
Citigroup Mortgage Loan Trust, Inc. (a):
Series 2007-WFH2, Class A2, 0.36%, 3/25/37	1,454	1,449,551
Series 2007-WFH4, Class A2A, 1.11%, 7/25/37	43	42,397
Countrywide Asset-Backed Certificates:
0.68%, 12/25/35 (a)	3,700	3,587,953
Series 2005-4, Class MV1, 0.67%, 10/25/35 (a)	2,404	2,351,936
Series 2005-14, Class 3A2, 0.45%, 4/25/36 (a)	2,145	2,126,667
Series 2006-20, Class 2A2, 0.33%, 4/25/47 (a)	1,000	985,116
Series 2006-22, Class 2A2, 0.32%, 5/25/47 (a)	2,225	2,210,890
Series 2006-25, Class 2A2, 0.33%, 6/25/47 (a)	3,642	3,596,150
Series 2007-4, Class A1B, 5.81%, 2/25/27	128	127,747
Series 2007-8, Class 2A1, 0.27%, 11/25/37 (a)	409	407,133
Series 2007-12, Class 2A1, 0.56%, 8/25/47 (a)	3,250	3,219,159
Ellington Loan Acquisition Trust, Series 2007-1, Class A2A1, 1.21%, 5/26/37 (a)(b)	1,575	1,581,103
First Franklin Mortgage Loan Asset Backed Certificates (a):
Series 2004-FF10, Class A3, 0.75%, 9/25/34	150	146,482
Series 2005-FF4, Class M1, 0.64%, 5/25/35	2,228	2,117,037
Series 2005-FF10, Class A4, 0.53%, 11/25/35	1,585	1,521,060
Series 2006-FF14, Class A2, 0.27%, 10/25/36	811	809,251
Iowa Student Loan Liquidity Corp., Series 2005-1, Class A2, 0.41%, 3/25/22	7,128	7,048,722
JPMorgan Mortgage Acquisition Corp. (a):
Series 2006-CH1, Class A3, 0.31%, 7/25/36	1,590	1,587,625
Series 2007-CH5, Class A2, 0.26%, 5/25/37	1,328	1,326,982
Keycorp Student Loan Trust, Series 2006-A, Class 2A3, 0.50%, 6/27/29 (a)	15,000	14,556,420

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AUD	Australian Dollar	MXN	Mexican Peso
	BRL	Brazilian Real	NOK	Norwegian Krone
	CAD	Canadian Dollar	NZD	New Zealand Dollar
	CZK	czech Koruna	PLN	Polish Zloty
	EUR	Euro	RUB	Russian Ruble
	GBP	British Pound	SEK	Swedish Krona
	HUF	Hungarian Forints	SGD	Singapore Dollar
	ILS	Israeli Shekel	TBA	To Be Announced
	INR	Indian Rupee	TRY	Turkish Lira
	JPY	Japanese Yen	USD	US Dollar
	KRW	Korean Won	ZAR	South African Rand
	LIBOR	London Interbank Offered Rate
269 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 0.76%, 6/25/35 (a)	$1,473	$1,440,773
National Collegiate Student Loan Trust (a):
0.45%, 7/25/28	6,622	6,390,673
Series 2005-1, Class A3, 0.35%, 10/26/26	4,309	4,236,988
Series 2006-1, Class A3, 0.40%, 5/25/26	1,633	1,575,718
Series 2006-2, Class A2, 0.36%, 7/25/26	4,028	3,876,161
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV2, 0.34%, 9/25/36 (a)	841	839,628
New Century Home Equity Loan Trust Series 2005-3 (a):
Class A2D, 0.59%, 7/25/35	3,137	3,127,264
Class M2, 0.70%, 7/25/35	1,590	1,283,038
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 0.59%, 8/25/35 (a)	5,734	5,511,469
RAAC Series, Series 2006-SP3, Class A2, 0.38%, 8/25/36	3,306	3,262,888
RASC Trust, Series 2005-AHL3, Class A2, 0.45%, 11/25/35	4,795	4,609,903
Residential Asset Mortgage Products, Inc. Class M1 (a):
Series 2005-EFC3, 0.66%, 8/25/35	862	855,589
Series 2005-RS6, 0.71%, 6/25/35	4,300	4,232,382
Santander Drive Auto Receivables Trust:
Series 2010-2, Class C, 3.89%, 7/17/17	1,225	1,266,792
Series 2010-3, Class C, 3.06%, 11/15/17	4,310	4,451,467
Series 2010-B, Class C, 3.02%, 10/17/16 (b)	13,400	13,648,637
Series 2011-1, Class C, 3.11%, 5/16/16	5,000	5,148,730
Series 2011-3, Class B, 2.50%, 12/15/15	1,155	1,173,758
Series 2011-3, Class D, 4.23%, 5/15/17	3,900	4,108,946
Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)	2,317	2,323,546
SLC Student Loan Trust, 4.75%, 6/15/33 (b)	11,285	10,788,629
SLM Student Loan Trust:
1.31%, 12/15/21 (a)(b)	3,135	3,159,443
0.45%, 12/15/22 (a)	2,403	2,392,508
Series 2004-A, Class A2, 0.51%, 3/16/20 (a)	10,266	10,171,441
Series 2004-B, Class A2, 0.51%, 6/15/21	1,374	1,355,653
Series 2005-A, Class A2, 0.45%, 12/15/20 (a)	4,027	3,983,913
Series 2006-C, Class A3, 0.44%, 6/15/21 (a)	12,209	12,083,549
Series 2009-CT, Class 1A, 2.35%, 4/15/39 (b)	4,669	4,699,201
Series 2009-CT, Class 2A, 2.06%, 4/15/39 (a)(b)	7,107	7,124,973
Series 2009-D, Class A, 3.50%, 8/17/43 (b)	12,992	12,571,683

Asset-Backed Securities	Par (000)	Value
Series 2010-A, Class 1A, 3.20%, 5/16/44 (b)	$5,047	$5,289,972
Series 2011-A, Class A1, 1.21%, 10/15/24 (b)	13,402	13,463,220
Series 2011-B, Class A1, 1.06%, 12/16/24 (b)	902	903,895
Series 2012-D, Class A1, 1.26%, 6/15/23 (b)	1,579	1,591,343
Series 2012-E, Class A1, 0.96%, 10/16/23 (b)	3,956	3,970,529
Soundview Home Equity Loan Trust, Series 2007-1, Class 2A1, 0.30%, 3/25/37 (a)	206	203,184
SunTrust Student Loan Trust, Series 2006-1A, Class A2, 0.41%, 7/28/20 (b)	1,508	1,507,956
Terwin Mortgage Trust, Series 2005-12AL, Class AF2, 4.65%, 7/25/36	168	167,826
Total Asset-Backed Securities — 10.4%		290,238,885
Corporate Bonds
Aerospace & Defense — 0.5%
L-3 Communications Corp.:
3.95%, 11/15/16 (c)	1,250	1,351,582
4.75%, 7/15/20	900	1,003,172
4.95%, 2/15/21	600	676,984
Lockheed Martin Corp.:
3.35%, 9/15/21	1,649	1,742,591
4.85%, 9/15/41	2,000	2,206,976
4.07%, 12/15/42 (b)	2,052	2,016,652
Precision Castparts Corp., 2.50%, 1/15/23	1,225	1,232,850
Raytheon Co., 4.70%, 12/15/41	2,100	2,376,480
TransDigm, Inc., 7.75%, 12/15/18	2,200	2,433,750

		15,041,037
Air Freight & Logistics — 0.0%
United Parcel Service, Inc., 4.88%, 11/15/40	400	464,098
Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	7,400	7,446,324
Bottling Group LLC, 5.13%, 1/15/19	1,100	1,298,836
Constellation Brands, Inc., 4.63%, 3/01/23	1,200	1,254,000
Diageo Finance BV, 3.25%, 1/15/15	2,000	2,100,662
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16 (c)	1,250	1,317,094
PepsiCo, Inc., 4.88%, 11/01/40	1,000	1,169,506

		14,586,422
Biotechnology — 0.7%
Amgen, Inc.:
2.30%, 6/15/16	800	831,717
6.40%, 2/01/39	900	1,165,192
Biogen Idec, Inc., 6.88%, 3/01/18	7,528	9,324,670
Celgene Corp.:
3.95%, 10/15/20	4,000	4,341,144
3.25%, 8/15/22	1,900	1,936,830
Genentech, Inc., 4.75%, 7/15/15	625	689,263

		18,288,816

270	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Capital Markets — 1.0%
The Bear Stearns Cos., Inc., 6.40%, 10/02/17	$2,500	$3,002,495
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	800	869,338
Credit Suisse First Boston USA, Inc., 5.13%, 1/15/14	1,400	1,462,363
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18	3,700	4,305,664
6.15%, 4/01/18	1,500	1,762,152
7.50%, 2/15/19	1,200	1,509,906
5.75%, 1/24/22	1,400	1,655,097
6.75%, 10/01/37	1,650	1,869,990
6.25%, 2/01/41	3,050	3,742,109
Morgan Stanley:
2.88%, 7/28/14	3,400	3,474,837
6.00%, 4/28/15	1,400	1,524,891
6.25%, 8/28/17	1,500	1,716,828

		26,895,670
Chemicals — 0.3%
Agrium, Inc., 3.15%, 10/01/22	1,450	1,440,803
LyondellBasell Industries NV, 6.00%, 11/15/21	1,800	2,110,500
Rockwood Specialties Group, Inc., 4.63%, 10/15/20	1,800	1,863,000
RPM International, Inc., 6.13%, 10/15/19	2,453	2,863,485
Valspar Corp., 4.20%, 1/15/22	300	327,719

		8,605,507
Commercial Banks — 0.9%
Discover Bank, 8.70%, 11/18/19	854	1,111,295
HSBC Bank USA NA, 5.88%, 11/01/34	1,700	1,995,416
HSBC Holdings Plc, 6.50%, 9/15/37	700	873,732
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	800	947,072
US Bancorp, 2.20%, 11/15/16	4,000	4,167,632
Wachovia Bank NA, 6.00%, 11/15/17	5,400	6,475,550
Wells Fargo & Co., 3.50%, 3/08/22	8,900	9,493,203

		25,063,900
Commercial Services & Supplies — 0.1%
Catholic Health Initiatives, 4.35%, 11/01/42	1,600	1,631,728
Communications Equipment — 0.1%
Omnicom Group, Inc., 4.45%, 8/15/20	2,700	3,004,387
Consumer Finance — 0.4%
American Express Co., 2.65%, 12/02/22 (b)	5,520	5,498,020
American Express Credit Co., 2.75%, 9/15/15	2,600	2,725,793
Discover Financial Services, 3.85%, 11/21/22 (b)	2,746	2,833,526

		11,057,339
Containers & Packaging — 0.3%
Ball Corp., 5.00%, 3/15/22	2,100	2,247,000

Corporate Bonds	Par (000)	Value
Containers & Packaging (concluded)
Crown Americas LLC and Crown Americas Capital Corp. II, 7.63%, 5/15/17	$3,250	$3,432,812
Rock-Tenn Co. (b):
4.45%, 3/01/19	1,750	1,888,033
4.90%, 3/01/22	1,900	2,053,302

		9,621,147
Diversified Financial Services — 2.2%
American Express Credit Corp., 2.38%, 3/24/17 (c)	3,000	3,138,951
Associates Corp. of North America, 6.95%, 11/01/18	964	1,161,234
Bank of America Corp.:
4.50%, 4/01/15	4,300	4,583,482
3.70%, 9/01/15	1,000	1,057,139
3.75%, 7/12/16	2,400	2,565,425
5.49%, 3/15/19	1,500	1,666,227
5.70%, 1/24/22	3,500	4,208,921
5.88%, 2/07/42	750	935,692
Citigroup, Inc.:
6.50%, 8/19/13	1,400	1,448,436
6.38%, 8/12/14	1,400	1,512,910
4.45%, 1/10/17	4,200	4,652,760
6.13%, 11/21/17	1,000	1,190,157
8.50%, 5/22/19	1,600	2,151,419
8.13%, 7/15/39	1,300	1,946,249
5.88%, 1/30/42	350	431,951
Ford Motor Credit Co. LLC, 5.88%, 8/02/21	3,800	4,425,244
General Electric Capital Corp.:
2.25%, 11/09/15	2,000	2,065,430
4.38%, 9/16/20	4,000	4,464,184
4.63%, 1/07/21	1,600	1,814,874
6.75%, 3/15/32	500	649,367
6.88%, 1/10/39	1,000	1,359,299
JPMorgan Chase & Co.:
2.00%, 8/15/17 (c)	4,100	4,188,134
3.25%, 9/23/22	2,600	2,677,431
5.60%, 7/15/41	1,000	1,238,442
Merrill Lynch & Co., Inc., 6.88%, 4/25/18	550	663,000
SLM Corp.:
6.00%, 1/25/17	600	649,500
4.63%, 9/25/17	2,500	2,559,377
7.25%, 1/25/22	1,800	1,984,500

		61,389,735
Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
2.40%, 8/15/16	1,250	1,304,464
3.00%, 2/15/22 (c)	7,700	8,008,177
6.55%, 2/15/39	2,000	2,628,226
5.35%, 9/01/40	1,231	1,433,558
5.55%, 8/15/41 (c)	5,000	6,000,620
4.35%, 6/15/45 (b)	2,632	2,643,833
British Telecommunications Plc, 9.63%, 12/15/30	400	635,472
Embarq Corp., 8.00%, 6/01/36	1,000	1,104,521
Telefonica Emisiones SAU, 5.86%, 2/04/13	3,600	3,612,600
Verizon Communications, Inc.:
8.75%, 11/01/18	1,300	1,805,011
6.90%, 4/15/38	900	1,280,875
7.35%, 4/01/39	1,700	2,520,061
4.75%, 11/01/41	2,100	2,381,986
Virgin Media Finance Plc, 4.88%, 2/15/22	2,650	2,709,625

		38,069,029

271 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Electric Utilities — 1.8%
Commonwealth Edison Co.:
4.70%, 4/15/15	$1,000	$1,086,842
5.88%, 2/01/33	3,500	4,442,522
Duke Energy Corp.:
2.15%, 11/15/16	2,100	2,171,433
5.05%, 9/15/19 (c)	2,000	2,319,972
FirstEnergy Solutions Corp., 6.05%, 8/15/21	1,200	1,373,422
Florida Power Corp., 3.85%, 11/15/42	2,500	2,424,715
Ipalco Enterprises, Inc., 5.00%, 5/01/18	850	890,375
MidAmerican Energy Holdings Co., 5.75%, 4/01/18	6,550	7,887,837
Mississippi Power Co., 4.25%, 3/15/42	1,700	1,736,081
Northern States Power Co., 5.25%, 7/15/35	2,500	3,060,970
Pacific Gas & Electric Co.:
5.63%, 11/30/17	1,500	1,810,987
3.25%, 9/15/21 (c)	2,900	3,098,087
3.75%, 8/15/42	3,000	2,868,414
PacifiCorp:
5.50%, 1/15/19	1,300	1,571,677
6.25%, 10/15/37	1,000	1,347,016
Progress Energy, Inc.:
4.88%, 12/01/19	3,100	3,554,829
4.40%, 1/15/21	3,700	4,124,338
3.15%, 4/01/22 (c)	950	961,710
Southern Co. (The), 4.15%, 5/15/14	900	942,772
Tampa Electric Co., 2.60%, 9/15/22	2,000	2,017,792

		49,691,791
Electrical Equipment — 0.1%
Roper Industries, Inc., 6.25%, 9/01/19	1,500	1,792,689
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17	2,900	3,477,422
Energy Equipment & Services — 0.1%
National Oilwell Varco, Inc.:
2.60%, 12/01/22	1,500	1,521,057
3.95%, 12/01/42	1,400	1,418,515

		2,939,572
Food & Staples Retailing — 0.4%
Costco Wholesale Corp., 1.70%, 12/15/19	2,900	2,919,749
Wal-Mart Stores, Inc.:
5.63%, 4/01/40	1,500	1,945,555
5.63%, 4/15/41	3,800	4,976,393

		9,841,697
Food Products — 0.6%
ConAgra Foods, Inc., 7.13%, 10/01/26	2,400	3,070,078
General Mills, Inc., 5.65%, 2/15/19	1,400	1,702,145
Hershey Co. (The), 4.13%, 12/01/20	1,550	1,774,499
Kellogg Co.:
4.45%, 5/30/16	100	110,623
3.25%, 5/21/18	1,550	1,688,421
Kraft Foods Group, Inc., 5.38%, 2/10/20 (b)	1,885	2,263,336

Corporate Bonds	Par (000)	Value
Food Products (concluded)
Mead Johnson Nutrition Co., 4.90%, 11/01/19	$4,500	$5,135,665
Mondelez International, Inc., 5.38%, 2/10/20	1,715	2,070,453

		17,815,220
Gas Utilities — 0.1%
Southern California Gas Co., 3.75%, 9/15/42	1,800	1,808,300
Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA, 4.20%, 6/15/20	1,700	1,925,445
Health Care Providers & Services — 0.7%
AmerisourceBergen Corp.:
4.88%, 11/15/19	900	1,043,553
3.50%, 11/15/21 (c)	6,250	6,708,719
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18	3,550	3,807,375
Humana, Inc., 6.45%, 6/01/16	4,100	4,657,067
UnitedHealth Group, Inc., 4.70%, 2/15/21 (c)	3,100	3,611,491

		19,828,205
Hotels, Restaurants & Leisure — 0.6%
McDonald’s Corp.:
6.30%, 10/15/37	1,000	1,384,189
4.88%, 7/15/40	1,600	1,915,446
Wyndham Worldwide Corp.:
5.75%, 2/01/18	3,400	3,800,568
4.25%, 3/01/22	1,550	1,600,401
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,159,832
5.30%, 9/15/19	2,241	2,618,869
6.88%, 11/15/37	2,100	2,867,449

		16,346,754
Household Durables — 0.0%
Tupperware Brands Corp., 4.75%, 6/01/21	900	963,042
Household Products — 0.1%
Kimberly-Clark Corp.:
2.40%, 3/01/22	1,250	1,265,841
6.63%, 8/01/37	2,000	2,908,026

		4,173,867
Independent Power Producers & Energy Traders — 0.2%
Constellation Energy Group, Inc., 5.15%, 12/01/20	3,200	3,657,984
Exelon Generation Co. LLC, 5.75%, 10/01/41	500	554,854
PSEG Power LLC, 4.15%, 9/15/21	1,150	1,260,164
Southern Power Co., 5.15%, 9/15/41	1,000	1,126,098

		6,599,100
Industrial Conglomerates — 0.0%
General Electric Co., 4.13%, 10/09/42	1,200	1,234,378
Insurance — 0.8%
The Allstate Corp.:
7.45%, 5/16/19	2,031	2,663,392
5.20%, 1/15/42	1,500	1,780,263
American International Group, Inc.:
6.40%, 12/15/20	1,200	1,488,958
8.18%, 5/15/68 (a)	500	651,250

272	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Insurance (concluded)
Berkshire Hathaway, Inc., 1.90%, 1/31/17	$2,400	$2,480,933
Fidelity National Financial, Inc., 5.50%, 9/01/22	1,225	1,355,861
Markel Corp.:
5.35%, 6/01/21	1,300	1,420,761
4.90%, 7/01/22	2,500	2,718,300
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	448,418
9.25%, 4/15/19	200	269,773
4.80%, 7/15/21	1,600	1,800,390
Principal Financial Group, Inc., 3.30%, 9/15/22	800	811,543
Protective Life Corp., 8.45%, 10/15/39	800	1,043,331
Willis Group Holdings Plc, 4.13%, 3/15/16	2,600	2,773,209
XL Group Ltd., 5.75%, 10/01/21 (c)	1,400	1,662,598

		23,368,980
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 1.20%, 11/29/17	2,600	2,585,710
Export-Import Bank of Korea, 4.00%, 1/29/21	1,446	1,554,758

		4,140,468
Internet Software & Services — 0.1%
Digital Realty Trust LP, 5.88%, 2/01/20	1,200	1,371,129
eBay, Inc., 2.60%, 7/15/22	850	858,703

		2,229,832
IT Services — 0.6%
Fiserv, Inc., 3.50%, 10/01/22	2,000	2,036,274
International Business Machines Corp.:
2.00%, 1/05/16	8,600	8,886,122
7.63%, 10/15/18	2,050	2,738,169
5.60%, 11/30/39	88	113,415
4.00%, 6/20/42	1,746	1,847,905

		15,621,885
Leisure Equipment & Products — 0.1%
Mattel, Inc.:
2.50%, 11/01/16	750	780,180
5.45%, 11/01/41	1,800	2,033,341

		2,813,521
Life Sciences Tools & Services — 0.2%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	3,100	3,277,475
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	1,600	1,672,981

		4,950,456
Machinery — 0.3%
Case New Holland, Inc., 7.75%, 9/01/13	2,829	2,942,160
Danaher Corp., 2.30%, 6/23/16	450	470,575
Dover Corp., 4.30%, 3/01/21	2,400	2,765,661
Eaton Corp., 2.75%, 11/02/22 (b)	1,400	1,395,680
Flowserve Corp., 3.50%, 9/15/22	550	552,372

		8,126,448

Corporate Bonds	Par (000)	Value
Media — 1.1%
CC Holdings GS V LLC, 3.85%, 4/15/23 (b)	$2,250	$2,288,950
Comcast Corp.:
5.70%, 5/15/18	2,450	2,945,549
3.13%, 7/15/22	2,550	2,656,679
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15%, 3/15/42	1,100	1,112,576
Discovery Communications LLC, 4.95%, 5/15/42 (c)	2,500	2,671,995
DISH DBS Corp.:
4.63%, 7/15/17	800	834,000
7.88%, 9/01/19 (c)	2,700	3,199,500
6.75%, 6/01/21	1,200	1,368,000
NBCUniversal Media LLC, 6.40%, 4/30/40 (c)	500	641,558
News America, Inc.:
4.50%, 2/15/21 (c)	2,500	2,856,112
6.15%, 2/15/41	1,600	2,026,533
Scripps Networks Interactive, Inc., 2.70%, 12/15/16	2,300	2,408,528
Time Warner, Inc., 8.25%, 4/01/19	2,350	3,127,232
Viacom, Inc., 4.38%, 9/15/14	1,300	1,377,370

		29,514,582
Metals & Mining — 0.1%
Xstrata Canada Corp., 6.20%, 6/15/35	1,000	1,072,628
Xstrata Canada Financial Corp., 6.00%, 11/15/41 (b)	650	704,250

		1,776,878
Multi-Utilities — 0.4%
Consolidated Edison Co. of New York, Inc., 4.20%, 3/15/42 (c)	2,400	2,557,793
Dominion Resources, Inc.:
6.40%, 6/15/18	4,050	5,032,935
4.45%, 3/15/21	2,100	2,419,326
4.05%, 9/15/42 (c)	1,700	1,678,483
SCANA Corp., 4.13%, 2/01/22	500	524,271

		12,212,808
Multiline Retail — 0.1%
Nordstrom, Inc.:
4.00%, 10/15/21 (c)	1,200	1,337,936
7.00%, 1/15/38	600	849,910

		2,187,846
Oil, Gas & Consumable Fuels — 2.7%
BP Capital Markets Plc:
3.13%, 10/01/15	700	743,084
3.20%, 3/11/16	1,500	1,600,085
3.56%, 11/01/21	1,900	2,053,123
Buckeye Partners LP, 4.88%, 2/01/21	550	569,623
Chevron Corp., 2.36%, 12/05/22	4,200	4,206,892
ConocoPhillips, 6.50%, 2/01/39	4,500	6,381,625
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	500	586,329
Encana Corp., 6.50%, 5/15/19	400	493,725
Energy Transfer Partners LP:
9.70%, 3/15/19	842	1,134,192
9.00%, 4/15/19	373	491,834

273 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Enterprise Products Operating LLC:
5.20%, 9/01/20	$500	$596,807
5.75%, 3/01/35	1,500	1,709,914
5.95%, 2/01/41	900	1,086,543
4.45%, 2/15/43	1,100	1,113,758
EOG Resources, Inc., 2.63%, 3/15/23	2,950	2,970,756
Husky Energy, Inc.:
3.95%, 4/15/22 (c)	5,300	5,693,583
6.80%, 9/15/37	1,000	1,322,461
Kinder Morgan Energy Partners LP, 3.95%, 9/01/22	4,400	4,704,726
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19 (c)	300	303,000
6.25%, 11/01/19 (b)(c)	800	804,000
8.63%, 4/15/20	3,200	3,488,000
7.75%, 2/01/21	250	266,250
Marathon Petroleum Corp., 6.50%, 3/01/41	1,830	2,318,712
ONEOK Partners LP:
3.38%, 10/01/22	1,900	1,936,185
6.85%, 10/15/37	1,300	1,656,050
Petrobras International Finance Co.:
5.38%, 1/27/21	2,200	2,476,804
6.75%, 1/27/41	500	633,544
Petroleos Mexicanos:
5.50%, 1/21/21	1,100	1,285,350
4.88%, 1/24/22	2,600	2,934,100
Phillips 66, 4.30%, 4/01/22 (b)	3,700	4,134,450
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19 (c)	600	816,247
6.70%, 5/15/36	1,000	1,277,719
5.15%, 6/01/42 (c)	700	788,613
TransCanada PipeLines Ltd.:
6.50%, 8/15/18	2,850	3,589,202
3.80%, 10/01/20	4,200	4,686,776
Williams Partners LP:
3.80%, 2/15/15	800	845,910
4.00%, 11/15/21	1,150	1,230,037
3.35%, 8/15/22	3,000	3,050,376

		75,980,385
Paper & Forest Products — 0.1%
International Paper Co., 9.38%, 5/15/19	1,600	2,181,936
Pharmaceuticals — 1.2%
AbbVie, Inc., 2.90%, 11/06/22 (b)	1,925	1,960,382
AstraZeneca Plc:
6.45%, 9/15/37	2,500	3,385,852
4.00%, 9/18/42	3,400	3,438,950
Bristol-Myers Squibb Co., 2.00%, 8/01/22	4,600	4,452,584
Eli Lilly & Co., 5.55%, 3/15/37	1,700	2,129,265
GlaxoSmithKline Capital Plc, 2.85%, 5/08/22	4,500	4,673,934
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/18	1,200	1,461,653
6.38%, 5/15/38	500	690,724
Pfizer, Inc.:
6.20%, 3/15/19	1,500	1,895,964
7.20%, 3/15/39	1,500	2,299,754
Sanofi-Aventis SA, 2.63%, 3/29/16	2,400	2,526,055

Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	$2,800	$2,996,650
Watson Pharmaceuticals, 3.25%, 10/01/22	1,000	1,020,848

		32,932,615
Professional Services — 0.0%
Dun & Bradstreet Corp. (The), 2.88%, 11/15/15 (c)	600	608,657
Real Estate — 0.1%
Simon Property Group LP, 4.75%, 3/15/42 (c)	1,900	2,035,498
Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
4.63%, 4/01/15	4,000	4,251,836
4.70%, 3/15/22	4,400	4,868,226
Health Care REIT, Inc., 5.25%, 1/15/22	3,100	3,451,996
Simon Property Group LP, 5.65%, 2/01/20	1,000	1,200,015

		13,772,073
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 5.40%, 6/01/41	2,700	3,197,286
CSX Corp., 5.75%, 3/15/13	2,600	2,626,795
Norfolk Southern Corp., 5.75%, 1/15/16	1,100	1,251,612
Union Pacific Corp., 6.13%, 2/15/20 (c)	1,300	1,627,972

		8,703,665
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., 3.30%, 10/01/21 (c)	2,100	2,226,760
Software — 0.2%
BMC Software, Inc., 4.25%, 2/15/22 (c)	700	710,771
Microsoft Corp., 2.13%, 11/15/22	2,700	2,673,553
Oracle Corp.:
5.25%, 1/15/16	1,500	1,697,415
5.75%, 4/15/18	550	669,353
5.38%, 7/15/40	800	997,462

		6,748,554
Specialty Retail — 1.4%
Advance Auto Parts, Inc., 4.50%, 1/15/22	3,100	3,236,428
AutoZone, Inc.:
4.00%, 11/15/20	4,700	5,097,000
3.70%, 4/15/22	600	630,781
The Gap, Inc., 5.95%, 4/12/21	3,635	4,158,567
The Home Depot, Inc.:
5.88%, 12/16/36	2,500	3,285,510
5.40%, 9/15/40	2,000	2,507,598
5.95%, 4/01/41	1,300	1,755,352
Limited Brands, Inc.:
6.90%, 7/15/17 (c)	2,167	2,486,633
8.50%, 6/15/19	4,000	4,880,000
McDonald’s Corp., 3.70%, 2/15/42 (c)	1,800	1,785,974
O’Reilly Automotive, Inc., 4.63%, 9/15/21	5,300	5,803,489
The Sherwin-Williams Co., 3.13%, 12/15/14	3,300	3,453,988

		39,081,320

274	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.1%
PVH Corp., 4.50%, 12/15/22	$1,600	$1,616,000
Tobacco — 0.7%
Altria Group, Inc., 2.85%, 8/09/22	3,400	3,364,398
Lorillard Tobacco Co., 3.50%, 8/04/16	650	687,829
Philip Morris International, Inc.:
4.88%, 5/16/13	2,200	2,235,625
5.65%, 5/16/18	4,300	5,213,260
2.90%, 11/15/21	2,700	2,808,076
6.38%, 5/16/38	1,500	2,042,577
Reynolds American, Inc., 3.25%, 11/01/22	2,300	2,310,338

		18,662,103
Transportation Infrastructure — 0.0%
Canadian Pacific Railway Co., 7.13%, 10/15/31	1,000	1,311,588
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV:
5.00%, 3/30/20	800	930,778
6.13%, 3/30/40	700	920,952
4.38%, 7/16/42	1,700	1,766,521
American Tower Corp.:
4.50%, 1/15/18	2,100	2,302,049
5.05%, 9/01/20	2,300	2,579,337
Crown Castle International Corp., 5.25%, 1/15/23 (b)(c)	3,200	3,424,000
Vodafone Group Plc:
2.88%, 3/16/16	1,800	1,902,244
5.63%, 2/27/17	950	1,114,781

		14,940,662
Total Corporate Bonds — 25.1%		699,901,817
Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41	1,500	1,965,000
Colombia Government International Bond:
4.38%, 7/12/21	2,000	2,303,000
7.38%, 9/18/37	800	1,242,400
Covidien International Finance SA, 3.20%, 6/15/22	5,100	5,339,175
Mexico Government International Bond:
6.05%, 1/11/40	1,300	1,743,300
4.75%, 3/08/44 (c)	5,800	6,554,000
Panama Government International Bond, 6.70%, 1/26/36	1,600	2,272,000
South Africa Government International Bond, 5.50%, 3/09/20	2,000	2,370,000
United Kingdom Gilt Inflation Linked, 1.88%, 11/22/22	10,629	22,201,438
Total Foreign Agency Obligations — 1.6%		45,990,313
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.5%
Arkle Master Issuer Plc, 1.71%, 5/17/60 (b)	8,155	8,216,309
Banc of America Funding Corp.:
Series 2005-6, Class 1A5, 5.50%, 10/25/35	433	432,697
Series 2005-8, Class 4A27, 5.75%, 1/25/36	419	419,333
Citicorp Mortgage Securities, Inc., Series 2006-1, Class 2A1, 5.00%, 2/25/21	561	587,318

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Countrywide Alternative Loan Trust, Series 2006-HY12, Class A1, 5.39%, 8/25/36 (a)	$306		$310,642
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A6, 5.25%, 8/25/35	1,130		1,158,028
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 4A3, 3.62%, 6/19/35 (a)	379		378,969
Greenpoint Mortgage Funding Trust Class A1A (a):
Series 2006-AR4, 0.31%, 9/25/46	—(d	)	8
Series 2006-AR5, 0.29%, 10/25/46	—(d	)	140
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A2, 2.77%, 1/25/36 (a)	1,320		1,305,278
Holmes Master Issuer Plc, 1.74%, 10/15/54 (b)	7,114		7,177,848
HSI Asset Securitization Corp. Trust, Series 2005, Class 2A4, 0.60%, 8/25/35 (a)	717		701,272
MASTR Asset Securitization Trust 2005-2, Series 2005-2, Class 1A1, 5.25%, 11/25/35	433		441,719
Permanent Master Issuer Plc (a)(b):
1.71%, 7/15/42	8,500		8,596,186
Series 2010-1A, Class 1A, 1.49%, 7/15/42	9,776		9,779,187
Puma Finance Ltd., Series G5, Class A1, 0.45%, 2/21/38 (a)(b)	1,215		1,189,920
Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	490		492,243
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-11, Class 1A13, 4.75%, 10/25/18	444		457,251
Series 2005-7, Class A3, 5.25%, 9/25/35	328		331,050

			41,975,398
Commercial Mortgage-Backed Securities — 3.9%
American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 4/15/37 (b)	3,500		3,589,929
Banc of America Commercial Mortgage Trust, Series 2006-5, Class AM, 5.45%, 9/10/47	1,440		1,537,040
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
Series 2004-6, Class A3, 4.51%, 12/10/42	248		250,465
Series 2005-5, Class A4, 5.12%, 10/10/45	7,890		8,744,961
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	200		200,405
COMM 2004-LNB2 Mortgage Trust, Series 2004-LB2A, Class A4, 4.72%, 3/10/39	13,378		13,847,056

275 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Trust, Series 2007-C9, Class A4, 5.80%, 12/10/49	$2,704	$3,212,771
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1:
Class A4, 4.75%, 1/15/37	5,916	6,102,995
Class B, 4.86%, 1/15/37	5,522	5,698,969
DBRR Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (b)	5,552	5,566,258
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A2, 5.42%, 12/10/49	991	989,391
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1 Trust, Series 2004-C1, Class A4, 4.91%, 3/10/38	3,425	3,561,873
Greenwich Capital Commercial Funding Corp.:
Series 2003-C2, Class A4, 4.92%, 1/05/36	14,997	15,278,062
Series 2006-GG7, Class AM, 5.87%, 7/10/38 (a)	3,400	3,825,037
GS Mortgage Securities Corp. II, Series 2007-EOP, Class B, 1.73%, 3/06/20 (b)	1,300	1,302,574
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4, 5.48%, 12/12/44	3,430	3,854,967
LB-UBS Commercial Mortgage Trust:
Series 2006-C6, Class A4, 5.37%, 9/15/39	5,840	6,714,406
Series 2006-C7, Class A2, 5.30%, 11/15/38	3,459	3,547,202
Series 2007-C1, Class AM, 5.46%, 2/15/40	2,450	2,753,200
Series 2007-C2, Class A3, 5.43%, 2/15/40	4,030	4,625,106
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A3, 4.89%, 2/12/42	268	268,389
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7, Class A4, 5.74%, 6/12/50	800	916,483
Morgan Stanley Capital I Trust 2005-IQ9, Series 2005-IQ9, Class A5, 4.70%, 7/15/56	2,100	2,245,797
ORES NPL LLC, Series 2012-LV1, Class A, 4.00%, 9/25/44 (b)	5,848	5,868,797
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5, Class A2, 3.99%, 6/15/35	2,887	2,907,178

		107,409,311
Total Non-Agency Mortgage-Backed Securities — 5.4%		149,384,709
Preferred Securities
Capital Trusts
Insurance — 0.1%
Chubb Corp. (The):
6.00%, 5/11/37	800	1,043,924
6.38%, 3/29/67 (a)	2,550	2,779,500
Total Capital Trusts — 0.1%		3,823,424

Preferred Securities	Shares	Value
Preferred Stocks — 0.2%
Diversified Telecommunication Services — 0.2%
Qwest Corp. 7.38%	196,000	$5,254,760
Total Preferred Securities — 0.3%		9,078,184
Taxable Municipal Bonds	Par (000)
Bay Area Toll Authority, 6.26%, 4/01/49	$125	171,233
Brazos Higher Education Authority, Series 2004-I, Class A2, 0.53%, 6/27/22	1,015	1,011,254
Chicago, Illinois Waterworks Revenue, 6.74%, 11/01/40	150	203,657
Massachusetts State Transportation Fund Revenue, 5.73%, 6/01/40	150	196,602
New Jersey State Turnpike Authority Revenue:
7.41%, 1/01/40	700	1,025,619
7.10%, 1/01/41	700	992,635
New York City Transitional Finance Authority Revenue, 5.57%, 11/01/38	450	553,878
Orange County Local Transportation Authority Sales Tax Revenue, 6.91%, 2/15/41	450	630,346
Oregon Department of Transportation, 5.83%, 11/15/34	400	518,692
Port Authority of New York & New Jersey Revenue:
5.65%, 11/01/40	800	959,160
4.46%, 10/01/62	700	686,854
San Diego County Regional Transportation Commission Revenue, 5.91%, 4/01/48	600	792,450
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/50	900	1,267,515
State of California:
7.55%, 4/01/39	400	573,992
7.63%, 3/01/40	1,150	1,651,503
7.60%, 11/01/40	250	365,488
State of Illinois, 7.35%, 7/01/35 (c)	650	788,586
State of Mississippi, 5.25%, 11/01/34	600	716,646
University of Missouri System Facilities Revenue, 5.79%, 11/01/41	300	385,974
Total Taxable Municipal Bonds — 0.5%		13,492,084
US Government Sponsored Agency Securities
Agency Obligations — 0.5%
Fannie Mae, 0.00%, 6/01/17 (e)	12,500	11,985,775
Tennessee Valley Authority:
3.50%, 12/15/42	250	248,436
5.88%, 4/01/36	1,125	1,563,101

		13,797,312
Collateralized Mortgage Obligations — 0.7%
Fannie Mae REMICS (a):
Series 2007-54, Class PF, 0.43%, 6/25/37	4,542	4,549,149
Series 2010-35, Class EF, 0.76%, 4/25/40	4,553	4,594,572
Series 2010-89, Class CF, 0.66%, 2/25/38	4,295	4,333,823

276	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Freddie Mac Mortgage-Backed Securities (a):
Series 3667, Class FW, 0.76%, 2/15/38	$2,879	$2,908,592
Series 3807, Class FN, 0.71%, 2/15/41	2,785	2,815,092

		19,201,228
Mortgage-Backed Securities — 75.1%
Fannie Mae Mortgage-Backed Securities:
2.32%, 8/01/33	2,343	2,490,045
2.34%, 5/01/33 (a)	3,018	3,180,733
2.47%, 2/01/42 (a)	40	42,110
2.50%, 1/01/28 — 1/01/43 (f)	14,000	14,612,344
2.52%, 1/01/36 (a)	1,481	1,573,422
2.66%, 1/01/35 (a)	1,387	1,471,688
2.77%, 8/01/41 (a)	2,988	3,117,060
2.79%, 1/01/42 (a)	908	952,425
3.00%, 1/01/28 — 1/01/43 (f)	387,372	406,338,289
3.31%, 9/01/41 (a)	1,655	1,746,209
3.36%, 4/01/40 (a)	419	441,820
3.50%, 2/01/26 — 1/01/43 (f)	480,214	512,185,519
3.61%, 5/01/40 (a)	2,714	2,873,000
4.00%, 8/01/25 — 1/01/43 (f)	128,130	137,890,147
4.50%, 10/01/24 — 1/01/43 (f)	207,923	224,953,455
5.00%, 1/01/18 — 1/01/43 (f)	204,564	221,875,405
5.50%, 9/01/19 — 1/01/43 (f)	36,461	39,876,987
6.00%, 11/01/22 — 1/01/43 (f)	34,307	37,646,295
6.50%, 12/01/30 — 12/01/32	13,094	15,102,368
Freddie Mac Mortgage-Backed Securities:
2.28%, 10/01/33 (a)	1,399	1,491,940
2.50%, 1/01/28 (f)	8,000	8,348,750
2.66%, 1/01/42 (a)	41	43,290
2.84%, 11/01/36 (a)	1,582	1,656,310
3.00%, 1/01/28 — 1/01/43 (f)	21,239	22,295,147
3.25%, 8/01/41 (a)	1,969	2,072,031
3.34%, 7/01/41 (a)	1,177	1,242,114
3.37%, 2/01/40 (a)	2,572	2,711,234
3.50%, 12/01/25 — 1/01/43 (f)	37,661	40,141,221
4.00%, 3/01/26 — 1/01/43 (f)	39,910	42,593,011
4.50%, 8/01/20 — 1/01/43 (f)	43,541	46,750,414
4.59%, 4/01/38 (a)	2,713	2,888,778
5.00%, 10/01/20 — 1/01/43 (f)	31,264	33,705,658
5.50%, 12/01/27 — 8/01/38	18,179	19,699,923
6.00%, 12/01/28 — 1/01/38	14,312	15,663,352
6.50%, 5/01/21 — 1/01/36	3,333	3,777,994
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/01/43 (f)	10,000	10,628,438
3.50%, 12/15/40 — 1/01/43 (f)	53,947	58,662,629
4.00%, 9/15/40 — 1/01/43 (f)	35,843	39,430,843
4.50%, 3/15/39 — 1/01/43 (f)	44,864	49,475,182
5.00%, 9/15/39 — 5/20/41	36,547	40,748,363
5.50%, 6/15/34 — 11/20/39	11,988	13,192,354
6.00%, 9/20/38 — 1/01/43 (f)	7,788	8,691,615

		2,094,279,912
Total US Government Sponsored Agency Securities — 76.3%		2,127,278,452

US Treasury Obligations	Par (000)	Value
US Treasury Bonds:
6.38%, 8/15/27 (c)	$24,068	$36,466,775
6.25%, 5/15/30 (c)	27,228	42,100,986
5.00%, 5/15/37 (c)	23,800	33,580,324
4.38%, 5/15/40 (c)(g)	23,100	30,069,709
3.88%, 8/15/40	15,149	18,207,204
4.25%, 11/15/40	10	12,769
4.38%, 5/15/41	4,931	6,424,166
US Treasury Inflation Indexed Note:
1.88%, 7/15/13 (c)	37,658	38,263,616
2.00%, 7/15/14 (c)	38,656	40,790,972
US Treasury Notes:
1.25%, 2/15/14 (c)	61,000	61,707,722
0.25%, 2/28/14 (c)	68,659	68,696,556
1.75%, 3/31/14 (c)	33,000	33,627,759
0.25%, 6/30/14 (c)	75,000	75,029,325
2.63%, 12/31/14 (c)	48,363	50,645,153
0.38%, 3/15/15	3	3,006
0.88%, 4/30/17 (c)	78,751	79,716,960
2.75%, 12/31/17	1	1,100
1.75%, 5/15/22 (c)	21,422	21,607,772
Total US Treasury Obligations — 22.8%		636,951,874
Total Long-Term Investments (Cost — $3,859,631,479) — 142.4%		3,972,316,318
Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (h)(i)(j)	598,803,477	598,803,477
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (h)(i)(j)	116,380,753	116,380,753
Total Short-Term Securities (Cost — $715,184,230) — 25.6%		715,184,230
Options Purchased
(Cost — $1,905,994) — 0.1%		1,482,188
Total Investments Before TBA Sale Commitments (Cost — $4,576,721,703*) — 168.1%		4,688,982,736
TBA Sale Commitments (f)	Par (000)
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/28 — 1/01/43	$102,300	(107,282,297)
3.50%, 1/01/43	212,000	(226,045,000)
4.00%, 1/01/28 — 1/01/43	126,400	(135,479,375)
4.50%, 1/01/43	19,800	(21,390,188)
5.00%, 1/01/28 — 1/01/43	185,700	(201,136,313)
5.50%, 1/01/43	27,400	(29,728,157)
6.00%, 1/01/43	12,800	(13,980,000)
Freddie Mac Mortgage-Backed Securities:
3.50%, 1/01/43	8,000	(8,508,750)
4.00%, 1/01/43	3,400	(3,629,500)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/01/43	17,200	(18,688,875)
4.00%, 1/01/43	3,500	(3,813,359)
5.00%, 1/01/43	8,000	(8,726,250)
Total TBA Sale Commitments (Proceeds — $778,932,704) — (27.9)%		(778,408,064)
Total Investments, Net of TBA Sale Commitments — 140.2%		3,910,574,672
Liabilities in Excess of Other Assets — (40.2)%		(1,120,934,290)

Net Assets — 100.0%		$2,789,640,382

Notes to Schedule of Investments

*	As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$4,577,298,234

Gross unrealized appreciation	$123,557,277
Gross unrealized depreciation	(11,872,775)

Net unrealized appreciation	$111,684,502

277 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Amount is less than $500.

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2012 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$43,892,289	$79,847
Barclays Plc	$44,738,732	$2,530
BNP Paribas SA	$(2,208,547)	$(10,113)
Citigroup, Inc.	$6,583,797	$91
Credit Suisse Group AG	$33,334,812	$112,808
Deutsche Bank AG	$(22,359,953)	$165,052
Goldman Sachs Group, Inc.	$220,074,768	$195,723
Jefferies Group, Inc.	$(854,000)	$(1,250)
JPMorgan Chase & Co.	$138,526,297	$227,307
Morgan Stanley	$17,183,914	$52,984
Nomura Trust and Banking Co., Ltd.	$(6,968,203)	$3,359
R.B.C. Dominion Securities	$(3,827,109)	$(4,609)
Royal Bank of Scotland Group Plc	$151,725,375	$593,140
UBS AG	$(32,185,250)	$(83,244)
Wells Fargo & Co.	$31,582,063	$46,305

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(h)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2011	Net Activity	Shares Held at December 31, 2012	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	559,553,070	39,250,407	598,803,477	$1,274,787
BlackRock Cash Funds: Prime, SL Agency Shares	36,989,307	79,391,446	116,380,753	$46,128

(i)	Represents the current yield as of report date.

(j)	All or a portion of security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts as of December 31, 2012 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
1,463	2-Year US Treasury Note	Chicago Mercantile	March 2013	USD	322,545,781	$85,908
2,209	5-Year US Treasury Note	Chicago Mercantile	March 2013	USD	274,830,665	216,496
63	10-Year Canada Bond Future	Chicago Mercantile	March 2013	USD	8,584,518	(20,929)
5	10-Year Japan Bond	Tokyo Stock Exchange	March 2013	USD	8,290,529	5,102
581	10-Year US Treasury Note	Chicago Mercantile	March 2013	USD	77,145,906	38,621
(147)	30-Year US Treasury Bond	Chicago Mercantile	March 2013	USD	21,682,500	(115,934)
375	Euro-Bund Future	Eurex	March 2013	USD	72,089,113	487,552
(472)	UK Long Gilt Bond	NYSE Liffe	March 2013	USD	91,180,764	(431,196)
(30)	Ultra Long-Term US Treasury Bond	Chicago Mercantile	March 2013	USD	4,877,813	118,082
Total						$383,702

278	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

•	Foreign currency exchange contracts as of December 31, 2012 were as follows

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	520,000	USD	248,507	BNP Paribas SA	1/03/13	$5,462
BRL	11,220,000	USD	5,340,237	Citigroup, Inc.	1/03/13	139,616
BRL	730,000	USD	351,299	Deutsche Bank AG	1/03/13	5,233
BRL	42,914,000	USD	20,811,794	UBS AG	1/03/13	147,425
USD	254,465	BRL	520,000	BNP Paribas SA	1/03/13	497
USD	5,490,580	BRL	11,220,000	Citigroup, Inc.	1/03/13	10,726
USD	357,230	BRL	730,000	Deutsche Bank AG	1/03/13	698
USD	20,733,705	BRL	42,914,000	UBS AG	1/03/13	(225,513)
BRL	3,690,000	USD	1,769,784	Citigroup, Inc.	2/04/13	24,832
BRL	1,820,000	USD	871,022	UBS AG	2/04/13	14,128
USD	6,042,830	BRL	12,712,000	UBS AG	2/04/13	(139,598)
USD	21,813,102	GBP	13,409,279	Citigroup, Inc.	2/27/13	33,929
CZK	59,790,000	USD	3,099,137	Bank of America Corp.	3/04/13	48,153
CZK	81,100,000	USD	4,197,777	BNP Paribas SA	3/04/13	71,251
CZK	37,160,000	USD	1,917,138	Citigroup, Inc.	3/04/13	38,929
CZK	32,350,000	USD	1,665,639	Deutsche Bank AG	3/04/13	37,235
CZK	32,120,000	USD	1,658,406	HSBC Holdings Plc	3/04/13	32,361
CZK	36,050,000	USD	1,863,686	JPMorgan Chase & Co.	3/04/13	33,953
CZK	8,430,000	USD	444,236	State Street Corp.	3/04/13	(489)
CZK	5,890,000	USD	304,201	UBS AG	3/04/13	5,843
HUF	302,900,000	USD	1,372,327	Deutsche Bank AG	3/04/13	(9,421)
ILS	1,000,000	USD	261,906	BNP Paribas SA	3/04/13	5,263
ILS	13,830,000	USD	3,598,892	Citigroup, Inc.	3/04/13	96,055
ILS	8,915,000	USD	2,308,120	Deutsche Bank AG	3/04/13	73,691
ILS	11,770,000	USD	3,038,352	UBS AG	3/04/13	106,226
INR	53,200,000	USD	961,678	BNP Paribas SA	3/04/13	(1,822)
INR	35,100,000	USD	636,100	Citigroup, Inc.	3/04/13	(2,812)
INR	77,700,000	USD	1,406,867	Deutsche Bank AG	3/04/13	(4,972)
INR	10,700,000	USD	194,016	Goldman Sachs Group, Inc.	3/04/13	(963)
INR	62,200,000	USD	1,121,327	HSBC Holdings Plc	3/04/13	910
INR	41,700,000	USD	750,000	JPMorgan Chase & Co.	3/04/13	2,368
INR	131,300,000	USD	2,382,111	UBS AG	3/04/13	(13,144)
KRW	305,400,000	USD	282,386	Deutsche Bank AG	3/04/13	1,846
KRW	409,500,000	USD	376,933	Goldman Sachs Group, Inc.	3/04/13	4,183
KRW	1,510,600,000	USD	1,398,747	HSBC Holdings Plc	3/04/13	7,149
KRW	2,545,700,000	USD	2,336,469	JPMorgan Chase & Co.	3/04/13	32,781
MXN	102,450,000	USD	7,844,827	Citigroup, Inc.	3/04/13	37,428
MXN	10,160,000	USD	778,703	Credit Suisse Group AG	3/04/13	2,982
MXN	25,360,000	USD	1,942,997	Deutsche Bank AG	3/04/13	8,140
MXN	23,690,000	USD	1,814,865	JPMorgan Chase & Co.	3/04/13	7,786
MXN	7,880,000	USD	603,896	UBS AG	3/04/13	2,372
PLN	40,511,500	USD	12,709,690	Citigroup, Inc.	3/04/13	298,531
PLN	8,950,000	USD	2,797,222	HSBC Holdings Plc	3/04/13	76,618
PLN	7,320,000	USD	2,293,410	JPMorgan Chase & Co.	3/04/13	57,038
RUB	204,100,000	USD	6,533,278	Citigroup, Inc.	3/04/13	79,711
RUB	223,400,000	USD	7,104,035	Credit Suisse Group AG	3/04/13	134,289
RUB	41,700,000	USD	1,343,211	Goldman Sachs Group, Inc.	3/04/13	7,899
RUB	37,100,000	USD	1,195,592	UBS AG	3/04/13	6,475
SGD	460,000	USD	376,746	Deutsche Bank AG	3/04/13	(203)
SGD	4,330,000	USD	3,546,942	Goldman Sachs Group, Inc.	3/04/13	(2,526)
SGD	4,430,000	USD	3,631,008	HSBC Holdings Plc	3/04/13	(4,735)
SGD	3,370,000	USD	2,767,690	JPMorgan Chase & Co.	3/04/13	(9,103)
SGD	17,910,000	USD	14,655,582	State Street Corp.	3/04/13	5,039
SGD	290,000	USD	237,846	UBS AG	3/04/13	(460)
TRY	21,017,760	USD	11,593,447	HSBC Holdings Plc	3/04/13	93,865
USD	5,359,803	CZK	104,350,000	Deutsche Bank AG	3/04/13	(133,083)
USD	1,818,182	CZK	35,540,000	JPMorgan Chase & Co.	3/04/13	(52,610)
USD	6,392	HUF	1,400,000	BNP Paribas SA	3/04/13	93
USD	2,280,124	HUF	498,800,000	Deutsche Bank AG	3/04/13	35,761
USD	7,302,290	HUF	1,597,595,000	UBS AG	3/04/13	113,872
USD	562,005	ILS	2,130,000	BNP Paribas SA	3/04/13	(7,065)
USD	7,384,965	ILS	28,390,000	Citigroup, Inc.	3/04/13	(199,961)
USD	1,070,385	ILS	4,030,000	Deutsche Bank AG	3/04/13	(6,306)
USD	1,005,318	ILS	3,800,000	JPMorgan Chase & Co.	3/04/13	(9,924)
USD	4,817,747	INR	271,000,000	Citigroup, Inc.	3/04/13	(71,743)
USD	588,977	INR	32,700,000	Deutsche Bank AG	3/04/13	(1,010)
279 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

•	Foreign currency exchange contracts as of December 31, 2012 were as follows (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,577,998	KRW	1,725,000,000	Citigroup, Inc.	3/04/13	$(27,437)
USD	1,310,742	KRW	1,420,500,000	Deutsche Bank AG	3/04/13	(11,299)
USD	891,657	KRW	969,900,000	HSBC Holdings Plc	3/04/13	(11,016)
USD	4,693,671	KRW	5,119,600,000	Royal Bank of Scotland Group Plc	3/04/13	(71,075)
USD	271,462	KRW	292,500,000	UBS AG	3/04/13	(764)
USD	2,994,648	MXN	38,450,000	Citigroup, Inc.	3/04/13	36,398
USD	1,191,986	MXN	15,280,000	HSBC Holdings Plc	3/04/13	16,380
USD	1,579,274	PLN	5,090,000	Bank of America Corp.	3/04/13	(55,122)
USD	6,903,900	PLN	22,030,000	BNP Paribas SA	3/04/13	(169,921)
USD	1,772,756	PLN	5,610,000	Citigroup, Inc.	3/04/13	(28,612)
USD	2,896,046	PLN	9,130,000	Deutsche Bank AG	3/04/13	(35,592)
USD	1,808,367	PLN	5,810,000	HSBC Holdings Plc	3/04/13	(57,221)
USD	1,947,548	PLN	6,180,000	JPMorgan Chase & Co.	3/04/13	(36,846)
USD	556,040	PLN	1,720,000	State Street Corp.	3/04/13	3,749
USD	1,487,645	PLN	4,720,000	UBS AG	3/04/13	(27,944)
USD	1,955,719	RUB	61,300,000	Credit Suisse Group AG	3/04/13	(30,446)
USD	747,365	RUB	23,400,000	HSBC Holdings Plc	3/04/13	(10,812)
USD	5,670,269	RUB	179,400,000	Royal Bank of Scotland Group Plc	3/04/13	(142,423)
USD	581,098	RUB	18,200,000	UBS AG	3/04/13	(8,595)
USD	9,101,941	SGD	11,115,000	Citigroup, Inc.	3/04/13	3,515
USD	3,758,040	SGD	4,590,000	Deutsche Bank AG	3/04/13	796
USD	7,450,168	SGD	9,105,000	HSBC Holdings Plc	3/04/13	(2,928)
USD	5,332,373	SGD	6,520,000	JPMorgan Chase & Co.	3/04/13	(4,715)
USD	1,857,782	TRY	3,340,000	Citigroup, Inc.	3/04/13	514
USD	7,145,970	TRY	12,950,000	Credit Suisse Group AG	3/04/13	(55,115)
USD	608,306	TRY	1,100,000	Deutsche Bank AG	3/04/13	(3,369)
USD	606,904	TRY	1,090,000	Goldman Sachs Group, Inc.	3/04/13	790
USD	2,817,139	TRY	5,090,000	HSBC Holdings Plc	3/04/13	(13,249)
USD	2,302,076	TRY	4,160,000	JPMorgan Chase & Co.	3/04/13	(11,169)
USD	962,310	TRY	1,740,000	Royal Bank of Canada	3/04/13	(5,249)
USD	775,080	ZAR	6,910,000	BNP Paribas SA	3/04/13	(33,294)
USD	1,281,193	ZAR	11,480,000	Citigroup, Inc.	3/04/13	(61,811)
USD	236,098	ZAR	2,110,000	Deutsche Bank AG	3/04/13	(10,744)
USD	161,156	ZAR	1,430,000	UBS AG	3/04/13	(6,134)
ZAR	14,370,000	USD	1,640,284	Bank of America Corp.	3/04/13	40,811
ZAR	9,175,000	USD	1,049,220	BNP Paribas SA	3/04/13	24,131
ZAR	36,255,000	USD	4,113,182	Citibank NA	3/04/13	128,161
ZAR	2,010,000	USD	224,466	HSBC Holdings Plc	3/04/13	10,676
ZAR	1,910,000	USD	215,834	UBS AG	3/04/13	7,610
AUD	893,000	USD	922,112	UBS AG	3/15/13	385
CAD	1,645,000	USD	1,667,620	HSBC Holdings Plc	3/15/13	(16,352)
CAD	1,696,000	USD	1,719,715	State Street Corp.	3/15/13	(17,253)
CAD	1,645,000	USD	1,667,373	UBS AG	3/15/13	(16,105)
EUR	1,376,000	USD	1,815,186	HSBC Holdings Plc	3/15/13	2,212
EUR	1,417,000	USD	1,869,151	State Street Corp.	3/15/13	2,400
EUR	1,375,500	USD	1,814,549	UBS AG	3/15/13	2,189
EUR	1,588,000	USD	2,108,991	Westpac Banking Corp.	3/15/13	(11,586)
GBP	112,000	USD	181,500	HSBC Holdings Plc	3/15/13	398
GBP	115,000	USD	186,399	State Street Corp.	3/15/13	371
GBP	112,000	USD	181,548	UBS AG	3/15/13	350
JPY	247,800,000	USD	2,933,016	BNP Paribas SA	3/15/13	(71,192)
JPY	361,727,000	USD	4,314,385	HSBC Holdings Plc	3/15/13	(136,826)
JPY	104,100,000	USD	1,214,188	JPMorgan Chase & Co.	3/15/13	(11,945)
JPY	140,046,000	USD	1,670,938	State Street Corp.	3/15/13	(53,557)
JPY	135,927,000	USD	1,621,178	UBS AG	3/15/13	(51,366)
NOK	20,745,000	USD	3,690,631	HSBC Holdings Plc	3/15/13	32,260
NOK	21,374,000	USD	3,802,716	State Street Corp.	3/15/13	33,055
NOK	20,745,000	USD	3,689,637	UBS AG	3/15/13	33,253
NZD	1,939,000	USD	1,622,646	HSBC Holdings Plc	3/15/13	(27,513)
NZD	1,998,000	USD	1,672,246	State Street Corp.	3/15/13	(28,576)
NZD	1,938,000	USD	1,621,922	UBS AG	3/15/13	(27,611)
SEK	31,113,000	USD	4,683,550	HSBC Holdings Plc	3/15/13	92,973
SEK	32,057,000	USD	4,827,207	State Street Corp.	3/15/13	94,241
SEK	31,113,000	USD	4,683,217	UBS AG	3/15/13	93,306
USD	4,091,872	AUD	3,911,000	HSBC Holdings Plc	3/15/13	51,688
USD	4,217,477	AUD	4,029,000	State Street Corp.	3/15/13	55,395
USD	4,092,537	AUD	3,911,000	UBS AG	3/15/13	52,353
280	See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2012

(Percentages shown are based on Net Assets)

•	Foreign currency exchange contracts as of December 31, 2012 were as follows (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	457,004	AUD	437,000	Westpac Banking Corp.	3/15/13	$5,570
USD	903,252	CAD	891,000	HSBC Holdings Plc	3/15/13	8,857
USD	414,165	CAD	409,000	Royal Bank of Canada	3/15/13	3,607
USD	931,850	CAD	919,000	State Street Corp.	3/15/13	9,349
USD	903,118	CAD	891,000	UBS AG	3/15/13	8,723
USD	10,618,050	EUR	7,997,000	BNP Paribas SA	3/15/13	55,742
USD	2,911,421	EUR	2,207,000	HSBC Holdings Plc	3/15/13	(3,548)
USD	3,000,930	EUR	2,275,000	State Street Corp.	3/15/13	(3,853)
USD	2,911,457	EUR	2,207,000	UBS AG	3/15/13	(3,513)
USD	5,810,716	GBP	3,578,000	HSBC Holdings Plc	3/15/13	(279)
USD	1,641,073	GBP	1,010,000	JPMorgan Chase & Co.	3/15/13	742
USD	2,019,592	GBP	1,246,000	State Street Corp.	3/15/13	(4,025)
USD	1,958,123	GBP	1,208,000	UBS AG	3/15/13	(3,778)
USD	3,585,443	JPY	301,032,000	HSBC Holdings Plc	3/15/13	108,846
USD	4,308,560	JPY	369,400,000	JPMorgan Chase & Co.	3/15/13	42,386
USD	2,679,018	JPY	224,536,000	State Street Corp.	3/15/13	85,868
USD	2,599,237	JPY	217,932,000	UBS AG	3/15/13	82,356
USD	3,432,192	NOK	19,193,000	JPMorgan Chase & Co.	3/15/13	(12,177)
USD	1,005,544	NZD	1,219,400	BNP Paribas SA	3/15/13	2,395
USD	924,234	NZD	1,125,600	HSBC Holdings Plc	3/15/13	(1,750)
USD	4,347,705	SEK	28,442,000	HSBC Holdings Plc	3/15/13	(18,761)
USD	4,518,176	SEK	29,472,000	JPMorgan Chase & Co.	3/15/13	(6,418)
Total						$825,094

•	Exchange-Traded options purchased as of December 31, 2012 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
10-Year /US Treasury Note Future	Call	USD	134.5	2/22/13	1,530	$334,688
10-Year /US Treasury Note Future	Put	USD	132.5	2/22/13	1,530	1,147,500
Total						$1,482,188

•	Credit default swaps — sold protection outstanding as of December 31, 2012 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
General Electric Capital Corp.	3.25%	Deutsche Bank AG	12/20/13	AA+	USD	4,000	$53,239
Dow Jones CDX North America Investment Grade Index Series 19, Version 1	1.00%	Deutsche Bank AG	12/20/17	BBB+	USD	144,000	546,921
iTraxx — Europe Sub Financial Index Series 18, Version 1	5.00%	BNP Paribas SA	12/20/17	CCC-	EUR	33,700	424,819
iTraxx — Europe Sub Financial Index Series 18, Version 1	5.00%	BNP Paribas SA	12/20/17	CCC-	EUR	12,300	419,126
iTraxx — Europe Sub Financial Index Series 18, Version 1	5.00%	Deutsche Bank AG	12/20/17	CCC-	EUR	6,400	132,151
Total							$1,576,256

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of December 31, 2012 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
0.37%[1]	3-month LIBOR	Deutsche Bank AG	11/13/14	USD	135,800	$30,500
1.22%[1]	3-month LIBOR	Royal Bank of Scotland Group Plc	11/15/19	USD	118,430	735,741
1.80%[2]	6-month LIBOR	Deutsche Bank AG	3/07/22	GBP	28,350	124,665
Total						$890,906

[1]	Master Portfolio pays the fixed rate and receives the floating rate.

[2]	Master Portfolio pays the floating rate and receives the fixed rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access
281 See Notes to Financial Statements.

COREALPHA BOND MASTER PORTFOLIO

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012

(Percentages shown are based on Net Assets)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative and financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$290,238,885	—	$290,238,885
Corporate Bonds	—	699,901,817	—	699,901,817
Foreign Agency Obligations	—	45,990,313	—	45,990,313
Non-Agency Mortgage-Backed Securities	—	149,384,709	—	149,384,709
Preferred Securities	$5,254,760	3,823,424	—	9,078,184
Taxable Municipal Bonds	—	13,492,084	—	13,492,084
US Government Sponsored Agency Securities	—	2,127,278,452	—	2,127,278,452
US Treasury Obligations	—	636,951,874	—	636,951,874
Short-Term Securities	715,184,230	—	—	715,184,230
Options Purchased:
Interest Rate Contracts	1,482,188	—	—	1,482,188
Liabilities:
TBA Sale Commitments	—	(778,408,064)	—	(778,408,064)

Total	$721,921,178	$3,188,653,494	$—	$3,910,574,672

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,576,256	—	$1,576,256
Foreign currency transactions	—	3,254,420	—	3,254,420
Interest rate contracts	$951,761	890,906	—	1,842,667
Liabilities:
Foreign currency transactions	—	(2,429,326)	—	(2,429,326)
Interest rate contracts	(568,059)	—	—	(568,059)

Total	$383,702	$3,292,256	$—	$3,675,958

[1]

Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s assets and liabilities are held at carrying amount which approximates fair value for financial statement purposes. As of December 31, 2012, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$3,778,066	—	—	$3,778,066
Liabilities:
Collateral on securities loaned at value	—	$(540,927,421)	—	(540,927,421)
Cash due to broker for swaps	—	(1,690,000)	—	(1,690,000)

Total:	$3,778,066	$(542,617,421)	$—	$(538,839,355)

There were no transfers between levels during the year ended December 31, 2012.

282	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

CoreAlpha Bond Master Portfolio
Assets
Investments at value — unaffiliated (including securities loaned of $515,428,759) (cost — $3,861,537,473)	$3,973,798,506
Investments at value — affiliated (cost — $715,184,230)	715,184,230
Foreign currency at value (cost — $3,775,510)	3,778,066
TBA sale commitments receivable	778,932,704
Contributions receivable from investors	21,380,886
Investments sold receivable	210,761
Unrealized appreciation on swaps	2,467,162
Unrealized appreciation on foreign currency exchange contracts	3,254,420
Swap premiums paid	65,210
Securities lending income receivable	30,632
Interest receivable	15,304,437
Variation margin receivable	170,584

Total assets	5,514,577,598

Liabilities
Collateral on securities loaned at value	540,927,421
Investments purchased payable	1,400,197,633
TBA sale commitments at value (proceeds — $778,932,704)	778,408,064
Swap premiums received	666,475
Cash due to broker for swaps	1,690,000
Investment advisory fees payable	567,055
Professional fees payable	31,472
Trustees’ fees payable	19,770
Unrealized depreciation on foreign currency exchange contracts	2,429,326

Total liabilities	2,724,937,216

Net Assets	$2,789,640,382

Net Assets Consist of
Investors’ capital	$2,673,701,340
Net unrealized appreciation/depreciation	115,939,042

Net Assets	$2,789,640,382

283 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

CoreAlpha Bond Master Portfolio
Investment Income
Interest	$65,548,296
Income — affiliated	1,106,514
Dividends	361,353
Securities lending — affiliated — net	214,401

Total income	67,230,564

Expenses
Investment advisory	6,297,456
Independent Trustees	71,318
Professional	53,871

Total expenses	6,422,645
Less fees waived by advisor	(125,189)

Total expenses after fees waived	6,297,456

Net investment income	60,933,108

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	53,111,699
Financial futures contracts	(11,562,063)
Swaps	8,154,669
Foreign currency transactions	(379,321)

49,324,984

Net change in unrealized appreciation/depreciation on:
Investments	9,093,932
Financial futures contracts	(903,523)
Swaps	4,132,596
Foreign currency translations	965,572

13,288,577

Total realized and unrealized gain	62,613,561

Net Increase in Net Assets Resulting from Operations	$123,546,669

284	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	CoreAlpha Bond Master Portfolio
Increase in Net Assets:	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations
Net investment income	$60,933,108	$73,808,502
Net realized gain	49,324,984	68,066,011
Net change in unrealized appreciation/depreciation	13,288,577	46,053,042

Net increase in net assets resulting from operations	123,546,669	187,927,555

Capital Transactions
Proceeds from contributions	4,690,973,134	709,072,896
Value of withdrawals	(4,387,331,971)	(685,111,132)

Net increase in net assets derived from capital transactions	303,641,163	23,961,764

Net Assets
Total increase in net assets	427,187,832	211,889,319
Beginning of year	2,362,452,550	2,150,563,231

End of year	$2,789,640,382	$2,362,452,550

285 See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

FINANCIAL HIGHLIGHTS

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2012	2011		2010		2009		2008
Total Investment Return
Total investment return	4.95%	8.38%		6.56%		11.67%		3.62%

Ratios to Average Net Assets
Total expenses	0.25%	0.27%		0.36%		0.35%		0.36%

Total expenses after fees waived	0.24%	0.26%		0.35%		0.35%		0.36%

Net investment income	2.36%	3.22%		3.19%		4.33%		4.47%

Supplemental Data
Net assets, end of year (000)	$2,789,640	$2,362,453		$2,150,563		$1,633,960		$1,115,903

Portfolio turnover[1]	2,128%	1,646%	[2]	621%	[3]	278%	[4]	351%

[1]	Portfolio turnover rates include TBA transactions, if any.

[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

[3]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.

[4]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.
286	See Notes to Financial Statements.

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation

287

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, and swaps), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market

289

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not give rise to counterparty credit risk, as options written obligate the Master Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options and centrally cleared swaps is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to a Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or

290

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security at a price different from the current market value.

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree either to make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Master Portfolio faces the CCP through a future commission merchant. Unlike a bilateral swap agreement, for centrally cleared swaps, the Master Portfolio has no credit exposure to the counterparty as the CCP stands between the Master Portfolio and the counterparty. These payments received or made by the Master Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively in the Statement of Assets and Liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on swaps[1]; Investments at value — unaffiliated[2];	$3,324,855
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	3,254,420
Credit contracts	Unrealized appreciation on swaps[1], Swap premiums paid	1,641,466
Total		$8,220,741

Liabilities Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1];	$568,059
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	2,429,326
Credit contracts	Swap premiums received	666,475
Total		$3,663,860

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and/or centrally cleared swaps as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Foreign Currency Transactions
Interest rate contracts	$(11,562,063)	$(3,087,954)	—
Foreign currency exchange contracts	—	—	$(379,321)
Credit contracts	—	11,070,358	—
Other contracts	—	172,265	—
Total	$(11,562,063)	$8,154,669	$(379,321)

292

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Continued)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Foreign Currency Translations	Options[3]
Interest rate contracts	$(903,523)	$2,346,543	—	$(423,806)
Foreign currency exchange contracts	—	—	$965,572	—
Credit contracts	—	1,786,053	—	—
Total	$(903,523)	$4,132,596	$965,572	$(423,806)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	6,778
Average number of contracts sold	587
Average notional value of contracts purchased	$2,423,151,925
Average notional value of contracts sold	$99,449,302
Options:
Average number of option contracts purchased	765
Average notional value of option contracts purchased	$7,650,000
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	94
Average number of contracts — US dollars sold	93
Average US dollar amounts purchased	$413,872,835
Average US dollar amounts sold	$428,821,379
Credit default swaps:
Average number of contracts — sell protection	5
Average notional value — sell protection	$192,162,500
Interest rate swaps:
Average number of contracts — pays fixed rate	3
Average number of contracts — receives fixed rate	1
Average notional value — pays fixed rate	$1,245,715,000
Average notional value — receives fixed rate	$28,125,000
Total return swaps:
Average number of contracts	1
Average notional value	$7,779,750

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

Effective December 28, 2012, BlackRock Advisors, LLC (“BAL”) replaced BFA as the Master Portfolio’s investment advisor pursuant to the same terms.

Effective December 28, 2012, BAL entered into a sub-advisory agreement with each of BlackRock International Limited (“BIL”) and BFA, both affiliates of BAL. BAL pays BIL and BFA, for services they provide with respect to the Master Portfolio, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to BAL.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL and BFA have contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BAL or BFA, as applicable, by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived in the Statement of Operations.

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (Concluded)

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BAL, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending – affiliated – net in the Statement of Operations. For the year ended December 31, 2012, BTC received $115,323 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2012, were $49,373,200,818 and $48,652,433,759, respectively.

Purchases and sales of US government securities for the Master Portfolio for the year ended December 31, 2012, were $4,375,309,555 and $3,843,701,300, respectively.

5. Borrowings:

MIP on behalf of, the Master Portfolio, along with certain other funds managed by BAL and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement had the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November

2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2012. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2012.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

294

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CoreAlpha Bond Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

MASTER INVESTMENT PORTFOLIO

COREALPHA BOND MASTER PORTFOLIO

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on November 29-30, 2012 to consider the approval of the proposed transfer to BlackRock Advisors, LLC (“BAL”) of the obligations of BlackRock Fund Advisors (“BFA”), the Master Fund’s investment advisor, under the investment advisory agreement between the Master Fund and BFA (the “Prior Advisory Agreement”) on behalf of CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of the Master Fund. The transfer, which was proposed in light of certain rule amendments recently adopted by the Commodity Futures Trading Commission, required the approval of a new investment advisory agreement (the “Advisory Agreement”) between the Master Fund and BAL that is substantially similar to the Prior Advisory Agreement. The Board also considered the approval of the proposed sub-advisory agreement (the “BFA Sub-Advisory Agreement”) between BAL and BFA providing that BFA would become a sub-advisor with respect to the Master Portfolio, as well as the approval of a new sub-advisory agreement between BAL and BlackRock International Limited (“BIL”) with respect to the Master Portfolio (the “BIL Sub-Advisory Agreement,” and together with the BFA Sub-Advisory Agreement, the “Sub-Advisory Agreements”), to replace the existing sub-advisory agreement between BFA and BIL (the “Prior Sub-Advisory Agreement”).

As previously disclosed to the interestholders of the Master Portfolio, the Board met in person on April 17, 2012 and May 15-16, 2012, pursuant to requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), to consider the annual renewal of the Prior Advisory Agreement with BFA and the Prior Sub-Advisory Agreement. As reported in the Semi-Annual Report of the Master Fund for the period ended June 30, 2012, after full review and discussion of all relevant factors, the Board at the May 15-16, 2012 meeting approved the continuation of the Prior Advisory Agreement with BFA and the Prior Sub-Advisory Agreement.

At the November 29-30, 2012 meeting, the Board noted that the factors considered in connection with the May 2012 approval of the Prior Advisory Agreement and the Prior Sub-Advisory Agreement would not be materially affected by the transfer of the Prior Advisory Agreement from BFA to BAL or the Prior Sub-Advisory Agreement from BFA to BAL. The Board was informed that the Master Portfolio would be charged the same advisory fee, the contractual independent expense reimbursement agreement currently in effect would continue and the portfolio management team that advised the Master Portfolio under BFA would continue to advise the Master Portfolio under BAL. The Board further noted that the sub-advisory services to be provided under the BFA Sub-Advisory Agreement would be provided by BFA, presently the Master Portfolio’s investment adviser. In addition, the Board noted that the BIL Sub-Advisory Agreement was substantially similar to the Prior Sub-Advisory Agreement with BIL. Finally, the Board was advised by counsel that the proposed transaction would not constitute an “assignment” of the Prior Advisory Agreement or the Prior Sub-Advisory Agreement, within the meaning of the 1940 Act, that would require a shareholder vote.

Following further discussion, all Board Members present at the November 29-30, 2012 meeting, including all the Independent Board Members, approved the Advisory Agreement and the transfer to BAL of the obligations under the Prior Advisory Agreement between BFA and the Master Fund, with respect to the Master Portfolio. The Board also approved the Sub-Advisory Agreement between BAL and BFA, the BIL Sub-Advisory Agreement between BAL and BIL and the transfer to BAL of the obligations of BFA under the Prior Sub-Advisory Agreement. The approvals of the new agreements are effective through June 30, 2013.

296

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 106 Portfolios	None

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (Continued)

Name, Address and Year of Birth	Position(s) Held with MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 106 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 106 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the MIP’s Board. As a result, although the chart shows certain Trustees as joining the MIP’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

298

MASTER INVESTMENT PORTFOLIO

OFFICERS AND TRUSTEES (Concluded)

Name, Address and Year of Birth	Position(s) Held with the MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2009	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
* Officers of the MIP serve at the pleasure of the Board of Trustees.

P.O. Box 219548 Kansas City, MO 64121-9548 FORWARDING SERVICE REQUESTED	U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1275
PRESORTED STANDARD

Note FDIC Insured	• May Lose Value • No Bank Guarantee

State Farm VP Management Corp. (Underwriter and Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001 1-800-447-4930 statefarm.com® 120-6345 a.12-CH

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

	AP2013/02/0824	2-2013 Printed in U.S.A.

Pursuant to Securities and Exchange Commission Staff guidance contained in Letter to Chief Financial Officers from Lawrence A. Friend, dated November 7, 1997, “Investment Co. Accounting Guidance,” the foregoing State Farm Mutual Fund Trust annual report included as Item 1 on this Form N-CSR and sent to shareholders of registrant, includes the financial statements and notes to financial statements of eight series of Master Investment Portfolio (MIP). MIP is unaffiliated with registrant and neither registrant nor the certifying officers to this Form N-CSR, have any control over the preparation or content of the information included in MIP’s financial statements and notes to financial statements included herein.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-4930.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2012: $ 432,636

Billed to registrant for fiscal year ending December 31, 2011: $ 405,856

The audit fees for December 31, 2012 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2012: $ 0

Billed to registrant for fiscal year ending December 31, 2011: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2012: $ 0

Billed for fiscal year ending December 31, 2011: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2012: $109,138

Billed to registrant for fiscal year ending December 31, 2011: $ 69,636

The nature of the services comprising the fees disclosed under this category: not applicable

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise), a review of income tax and excise tax positions, and issues and tax accounting methods with respect to the registrant. The December 31, 2012 amount also includes fees for research and related activities regarding the State Farm S&P 500 Index Fund’s investment directly in individual securities after withdrawing all its assets from the S&P 500 Stock Master Portfolio.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2012: $ 0

Billed for fiscal year ending December 31, 2011: $ 0

The nature of the services comprising the fees disclosed under this category:

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2012: $ 0

Billed to registrant for fiscal year ending December 31, 2011: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2012: $ 20,000

Billed for fiscal year ending December 31, 2011: $ 20,600

The nature of the services comprising the fees disclosed under this category:

The fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.

Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2012:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2011:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2012:	not applicable	0%	100%
Fiscal year ending December 31, 2011:	not applicable	0%	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2012:	$109,138
Fiscal year ending December 31, 2011:	$69,636

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2012:	$ 20,000
Fiscal year ending December 31, 2011:	$20,600

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2012:	$ 0
Fiscal year ending December 31, 2011:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Mutual Fund Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Mutual Fund Trust

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date	February 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date	February 28, 2013

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date	February 28, 2013